UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23165

CION ARES DIVERSIFIED CREDIT FUND

(Exact name of registrant as specified in charter)

100 PARK AVENUE

25TH FLOOR

NEW YORK, NEW YORK 10017

(Address of principal executive offices)(Zip code)

Eric A. Pinero 100 Park Avenue, 25th Floor New York, New York 10017 (Name and Address of Agent for Service)
Copy to:
Michael A. Reisner Mark Gatto CION Ares Diversified Credit Fund 100 Park Avenue, 25th Floor New York, New York 10017		P. Jay Spinola Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019

Registrant’s telephone number, including area code: (646) 845-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2023 – December 31, 2023

Item 1. Report to Stockholders.

(a)

CION Ares Diversified Credit Fund

ANNUAL REPORT

DECEMBER 31, 2023

CION Ares Diversified Credit Fund

Contents

Letter to Shareholders	2
Fund Profile & Financial Data	5
Performance Summary	7
Consolidated Schedule of Investments	8
Consolidated Statement of Assets and Liabilities	118
Consolidated Statement of Operations	120
Consolidated Statements of Changes in Net Assets	121
Consolidated Statement of Cash Flows	123
Financial Highlights	124
Notes to Consolidated Financial Statements	145
Report of Independent Registered Public Accounting Firm	172
Proxy & Portfolio Information	173
Dividend Reinvestment Plan	174
Corporate Information	176
Privacy Notice	177
Trustees and Executive Officers	178

Annual Report 2023

CION Ares Diversified Credit Fund

Letter to Shareholders

December 31, 2023

Fellow Shareholders,

We are pleased to present the annual report for the CION Ares Diversified Credit Fund (the "Fund" or "CADC"), for the period ending December 31, 2023. The Fund has continued to experience steady asset growth, with total managed assets reaching approximately $4.5 billion as of December 31, 2023. The Fund returned +13.79%1 over the period, benefitting from elevated base rates, stable credit fundamentals within the portfolio and tactical asset allocation. The Fund continues to maintain a defensive and diversified investment posture. As of period-end, the Fund had over 600 investments, spread across 24 unique industries. Secured debt instruments accounted for 86%2 of the Fund and 72%3 of the Fund was deployed in investments directly originated by investment groups within the Ares Management Corporation ("Ares") platform. Further, the Fund's distribution rate was increased three times in 2023 as elevated interest rates served as a tailwind for the portfolio, concluding the year at a distribution rate of 9.23%4. The Fund's relative value strategy across liquid and illiquid credit enabled the portfolio to capitalize on market opportunities across global credit markets over the period, while maintaining steady distributions of income and preserving shareholder capital.

Investment Philosophy and Process

The Fund employs a dynamic asset allocation framework that seeks to offer enhanced yield and downside risk mitigation, while enabling the Fund's investment advisor, CION Ares Management, LLC ("CION Ares Management," "CAM" or the "Advisor") and the Fund's investment sub-advisor, Ares Capital Management II LLC (the "Sub-Advisor"), an affiliate of Ares, to respond to changing market conditions. We believe that the Fund's differentiated, diversified portfolio of directly originated and liquid investments can provide superior risk-adjusted returns for our shareholders. Active management across a broad spectrum of credit asset classes, including direct lending in the United States and Europe, high yield bonds, leveraged loans, structured credit, real estate debt, and other credit instruments provides the opportunity to generate attractive risk-adjusted returns by capturing the best relative value.

The Fund's investment process is rigorous and incorporates both top-down and bottom-up factors. The Advisor leverages the resources of the Sub-Advisor to conduct ongoing proprietary analysis at the asset-class level that compares current market conditions with historical and industry-level precedents to examine the rate environment, correlation to public markets, and local/regional risks. This information is brought before the Advisor's allocation committee, where senior members overseeing each of the underlying asset classes share their observations with the Fund's portfolio managers.

Investment Environment

Despite a mixed outlook entering the year, markets generated positive returns in 2023 due to resilient economic data, stable corporate fundamentals, and a pause in the Federal Reserve's (the "Fed") interest rate hiking cycle. Economic growth in the U.S. was positive throughout the year as tight labor conditions supported consumer health, offsetting concerns that the runoff of pandemic era stimulus would weigh on sentiment. Inflation decelerated from 6.5% to 3.4%5 as the impacts of the Fed's aggressive hiking cycle began to filter through to the economy. Against this backdrop, the Fed shifted to a less aggressive stance in 2023, though rates remained elevated and ended the year at over 5%6. The migration to a slightly more dovish stance was a tailwind for asset prices, particularly during the fourth quarter, as investors reacted positively to the idea of peak rates and the possibility of rate cuts in 2024. Due to these factors, as well as stable corporate earnings, optimism that the Fed has engineered a "soft landing" of the economy took hold.

From a performance perspective, tighter monetary conditions and resilient economic data drove strong returns across equity and credit markets. Public equities returned +26.26%7 for the year due to better-than-expected corporate earnings, artificial intelligence fervor and expectations of a soft landing of the global economy. Within credit, the rate environment and sound corporate fundamentals lead to a solid backdrop for investors. Specific to leveraged credit, high yield bonds and syndicated loans returned +13.46%8 and +13.04%9, respectively due to elevated yields and a strong bid for risk assets towards year-end. Reflective of investor sentiment, lower credit quality outperformed in both markets, and both credit sectors materially outperformed traditional fixed income, which returned +5.53%10.

The shifting interest rate environment impacted market dynamics throughout the period. Despite new issuance in the syndicated loan and high yield bond markets being down 14% and 29%, respectively through the first seven months of the

Annual Report 2023

CION Ares Diversified Credit Fund

Letter to Shareholders (continued)

December 31, 2023

year, supply finished the year higher relative to 2022 as a less aggressive Fed encouraged companies and private equity sponsors to tap the capital markets for refinancings and new deal activity closer to year-end11. Similar dynamics unfolded in private credit markets, though were less dramatic as companies and sponsors turned to non-bank lenders to decrease execution risk throughout the first half 2023, particularly following the regional bank volatility that took place during April and May. In terms of credit fundamentals, while companies grappled with elevated interest expense, earnings grew at a moderate pace, and leverage levels continued to migrate lower. Despite headlines suggesting otherwise, default rates remained in line with historical averages as companies entered 2023 on sound financial footing.

Looking ahead, uncertainty abounds, and various risks continue to persist. While growth was consistently positive throughout 2023, leading indicators continue to suggest a global economic slow-down is on the horizon. Further, while the consumer has been resilient, much of the recent strength has been fueled with debt and as such, consumer health overall is at risk of declining. Additionally, various geopolitical tensions continue to be a potential source of market volatility and drag on the soft-landing narrative. These potential headwinds are offset by the prospects of a dovish Fed, corporate fundamentals that remain stable and tight labor conditions.

Specific to CADC, the Fund concluded 2023 with an attractive 10.9% current yield12 and 9.23% distribution rate4. We are excited about the opportunities that lie ahead in the global credit markets and continue to actively participate in corporate and asset-backed direct lending opportunities, while seeking to take advantage of pockets of volatility within the liquid credit markets. While the Fund maintains an emphasis towards directly originated assets, we continue to utilize the depth and breadth of Ares' investment capabilities to identify pockets of relative value across the more liquid segments of the market, such as high yield bonds and CLO securities. We continue to closely monitor macroeconomic conditions, proactively manage exposures, and identify relative value opportunities created by shifts in sentiment on rates, growth expectations, geopolitical events, and idiosyncratic credit news.

Summary

We expect market volatility to be episodic as central banks attempt to navigate a soft landing, and we believe Ares' scaled platform, tenured experience and cycle-tested investment process will allow the Fund to successfully navigate the evolving market environment. We are pleased with the ongoing construction of the Fund's diversified portfolio, and we believe the Fund is well positioned to find relative value opportunities in an unpredictable market environment given our emphasis on senior secured, floating rate, directly originated assets in defensive, non-cyclical, service-based sectors. The Advisor will continue to seek to leverage Ares' position as a global leader in credit markets to identify attractive investment opportunities in line with the stated objective of the Fund.

We thank you for your investment in and continued support of the CION Ares Diversified Credit Fund.

Sincerely,

Mitch Goldstein Portfolio Manager CION Ares Diversified Credit Fund	Greg Margolies Portfolio Manager CION Ares Diversified Credit Fund	Michael Smith Portfolio Manager CION Ares Diversified Credit Fund

Views expressed are those of CION Ares Management as of the date of this communication, are subject to change at any time, and may differ from the views of other portfolio managers or of Ares as a whole. Although these views are not intended to be a forecast of future events, a guarantee of future results, or investment advice, any forward-looking statements are not reliable indicators of future events and no guarantee is given that such activities will occur as expected or at all. Information contained herein has been obtained from sources believed to be reliable, but the accuracy and completeness of the information cannot be guaranteed. CION Ares Management does not undertake any obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise, except as required by law. All investments involve risk, including possible loss of principal. Past performance is not indicative of future results.

Annual Report 2023

CION Ares Diversified Credit Fund

Letter to Shareholders (continued)

December 31, 2023

CION Securities, LLC ("CSL") is the wholesale marketing agent for the Fund, advised by CION Ares Management and distributed by ALPS Distributors, Inc ("ADI"). CSL, member FINRA, and CAM are not affiliated with ADI, member FINRA. Certain Ares fund securities may be offered through its affiliate, Ares Management Capital Markets LLC, a broker-dealer registered with the SEC, and a member of FINRA and SIPC.

1 Past performance is not indicative of future results. Performance shown here is the I-Share Class. The I-Share was incepted on July 12, 2017. Returns include reinvestment of distributions and reflect fund expenses inclusive of recoupment of previously provided expense support. The expense ratio is 4.18% as of December 31, 2023 excluding interest expense. Expense ratios are annualized and calculated as a percentage of estimated average net assets. Share values will fluctuate, therefore if repurchased, they may be worth more or less than their original cost.

2 Secured Debt includes First and Second Lien assets, Structured Credit Debt, Structured Credit Equity. Excludes Cash.

3 Includes U.S. Direct Lending, European Direct Lending, Alternative Credit, Real Estate Debt and Opportunistic investments. Excludes cash.

4 The current distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the current daily cash distribution per share without compounding), divided by the relevant net asset value per share. A portion of distributions may be a direct result of expense support payments provided by CION Ares Management, which are subject to repayment by CADC within three years. The purpose of this arrangement is to ensure that CADC bears an appropriate level of expenses. Any such distributions may not be entirely based on investment performance and can only be sustained if positive investment performance is achieved in future periods and/or CAM continues to make such expense support payments. Future repayments will reduce cash otherwise potentially available for distributions. There can be no assurance that such performance will be achieved in order to sustain these distributions. CAM has no obligation to provide expense support payments in future periods.

5 Source: Bureau of Labor Statistics. As of January 11, 2024.

6 Source: Federal Reserve. As of December 13, 2023.

7 Proxy: S&P 500 Index. Please refer to Index Definitions for index definitions.

8 Proxy: ICE BofA US High Yield Index. Please refer to Index Definitions for index definitions.

9 Proxy: Credit Suisse Leveraged Loan Index. Please refer to Index Definitions for index definitions.

10 Proxy: Bloomberg Aggregate Bond Index. Please refer to Index Definitions for index definitions.

11 Source: JP Morgan. As of December 31, 2023.

12 CADC's current yield does not represent a return to investors.

Index Definitions

The Bloomberg Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States — including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. To be included in the index, bonds must be rated investment grade (at least Baa3/BBB) by Moody's and S&P. Inception date: January 1, 1976.

The Standard & Poor's 500 Index, often abbreviated as the S&P 500, or just "the S&P", is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. The index components and their weightings are determined by S&P Dow Jones Indices.

The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the US dollar-denominated leveraged loan market. The index inception is January 1992. The index frequency is daily, weekly and monthly. New loans are added to the index on their effective date if they qualify according to the following criteria: 1) Loan facilities must be rated "5B" or lower. That is, the highest Moody's/S&P ratings are Baa1/BB+ or Ba1/BBB+. For unrated loans, the initial spread must be 125 basis points or higher above the benchmark reference reset rate. 2) Only fully-funded term loan facilities are included. 3) The tenor must be at least one year. 4) Issuers must be domiciled in developed countries; issuers from developing countries are excluded.

The ICE BofA US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the index. The index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. No changes are made to constituent holdings other than on month end rebalancing dates. Inception date: August 31, 1986.

Annual Report 2023

CION Ares Diversified Credit Fund

Fund Fact Sheet — As of December 31, 2023

CLASS A CADEX | CLASS C CADCX | CLASS I CADUX | CLASS L CADWX
CLASS U CADZX | CLASS U2 CADSX | CLASS W CADFX

FUND OVERVIEW

CION Ares Diversified Credit Fund (CADC) is a diversified, unlisted closed-end management investment company registered under the 1940 Act as an interval fund. The Fund will seek to capitalize on market inefficiencies and relative value opportunities by dynamically allocating a portfolio of directly originated loans, secured floating and fixed rate syndicated loans, corporate bonds, asset-backed securities, commercial real estate loans and other types of credit instruments which, under normal circumstances, will represent at least 80% of the Fund's assets.

Fixed vs. Floating Rate

Excludes cash, other net assets and equity instruments.

KEY FACTS

TOTAL MANAGED ASSETS*	$4.4	B
TOTAL ISSUES	690
DISTRIBUTIONS[1]	Monthly

SHARE CLASS	INCEPTION	CURRENT DISTRIBUTION RATE[2]	STANDARD DEVIATION[3]	SHARPE RATIO[4] (ANNUALIZED)
CLASS A	1/26/2017	8.98%	3.80%	1.02
CLASS C	7/12/2017	8.24%	3.80%	0.97
CLASS I	7/12/2017	9.23%	3.81%	1.08
CLASS L	11/2/2017	8.73%	3.88%	0.97
CLASS U	7/25/2019	8.49%	4.39%	0.79
CLASS U-2	4/13/2020	8.49%	2.99%	2.63
CLASS W	12/4/2018	8.73%	4.19%	0.99

Portfolio Allocation*

  Allocation by Asset Type

  Allocation by Geography

Top 10 Holdings* % of Portfolio

Kaseya	1.1%
Mimecast	1.1%
Nielsen	1.0%
High Street Insurance Partners	1.0%
DigiCert	1.0%
TurnPoint Services	0.9%
European Camping Group	0.9%
eCapital	0.9%
RSK Group Limited	0.9%
Platinum Credit	0.8%

Allocation by Industry* % of Portfolio

Software & Services	21.3%
Commercial & Professional Services	9.8%
Financial Services	9.2%
Health Care Equipment & Services	8.1%
Structured Products	8.0%
Consumer Services	6.7%
Capital Goods	6.7%
Insurance	6.0%
Other	25.6%
Cash	-1.3%

* Holdings and allocations, unless otherwise indicated, are based on the total managed assets and subject to change without notice. Total managed assets is defined as the total assets (including any assets attributable to financial leverage) minus accrued liabilities (other than debt representing financial leverage). Data shown is for informational purposes only and not a recommendation to buy or sell any security.

Annual Report 2023

CION Ares Diversified Credit Fund

Fund Fact Sheet — As of December 31, 2023 (continued)

CLASS A CADEX | CLASS C CADCX | CLASS I CADUX | CLASS L CADWX
CLASS U CADZX | CLASS U2 CADSX | CLASS W CADFX

MANAGEMENT TEAM

• Mitch Goldstein, Co-Head of Ares Credit Group | 28 Years of Experience

• Greg Margolies, Partner, Ares Management | 35 Years of Experience

• Michael Smith, Co-Head of Ares Credit Group | 28 Years of Experience

• CADC's allocation committee consists of an additional 13 members, averaging nearly 25 years of experience.

ABOUT CION INVESTMENTS

CION Investments is a leading manager of investment solutions designed to redefine the way individual investors can build their portfolios and help meet their long-term investment goals. With more than 30 years of experience in the alternative asset management industry, CION strives to level the playing field. CION currently manages CION Investment Corporation, a leading BDC, and sponsors, through CION Ares Management, CION Ares Diversified Credit Fund, a globally diversified interval fund.

ABOUT ARES MANAGEMENT

Ares Management Corporation (NYSE: ARES) is a leading global alternative investment manager offering clients complementary primary and secondary investment solutions across the credit, private equity, real estate and infrastructure asset classes. Ares Management Corporation seeks to provide flexible capital to support businesses and create value for its stakeholders and within its communities. By collaborating across its investment groups, Ares Management Corporation aims to generate consistent and attractive investment returns throughout market cycles. As of September 30, 2023, Ares Management Corporation's global platform had approximately $395 billion of assets under management, with over 2,300 employees operating across North America, Europe, Asia Pacific and the Middle East. For more information, please visit www.aresmgmt.com.

RISK DISCLOSURES & GLOSSARY

Risks and limitations include, but are not limited to, the following: investment instruments may be susceptible to economic downturns; most of the underlying credit instruments are rated below investment grade and considered speculative; there is no guarantee all shares can be repurchased; the Fund's business and operations may be impacted by fluctuations in the capital markets; the Fund is a diversified, closed-end investment company with limited operating history; diversification does not eliminate the risk of investment losses.

1 Monthly Distributions — There is no assurance monthly distributions paid by the fund will be maintained at the targeted level or paid at all.

2 Current Distribution Rate — Current distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the current cash distribution per share without compounding), divided by the net asset value. The current distribution rate shown may be rounded.

3 Standard Deviation — a widely used measure of an investment's performance volatility. Standard deviation shows how much variation from the mean exists with a larger number indicating the data points are more spread out over a larger range of values. Figures shown here are based on non-loaded daily NAV total returns utilizing data since inception.

4 Sharpe Ratio — a risk-adjusted measure that measures reward per unit of risk. The higher the Sharpe Ratio, the better. The numerator is the difference between a portfolio's return and the return of a risk-free instrument. The denominator is the portfolio's standard deviation. Figures shown here are based on non-loaded daily NAV total returns utilizing data since inception.

A portion of distributions may be a direct result of expense support payments provided by CION Ares Management, LLC (CAM), which are subject to repayment by CADC within three years. The purpose of this arrangement is to ensure that CADC bears an appropriate level of expenses. Any such distributions may not be entirely based on investment performance and can only be sustained if positive investment performance is achieved in future periods and/or CAM continues to make such expense support payments. Future repayments will reduce cash otherwise potentially available for distributions. There can be no assurance that such performance will be achieved in order to sustain these distributions. CAM has no obligation to provide expense support payments in future periods.

CADC may fund distributions from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital, as well as net income from operations, capital and non-capital gains from the sale of assets, dividends or distributions from equity investments and expense support payments from CAM, which are subject to repayment. For the year ending December 31, 2022, distributions were paid from taxable income and did not include a return of capital for tax purposes. If expense support payments from CAM were not provided, some or all of the distributions may have been a return of capital which would reduce the available capital for investment. The sources of distributions may vary periodically. Please refer to the semi-annual or annual reports filed with the SEC for the sources of distributions.

Annual Report 2023

CION Ares Diversified Credit Fund

Performance Summary

December 31, 2023

The following graph shows the value, as of December 31, 2023, of a hypothetical $10,000 investment made on January 26, 2017 in Class A Shares at net asset value (with a sales charge of 5.75%). For comparative purposes, the performance of the Credit Suisse Leveraged Loan Index ("CSLLI") is shown. CSLLI is designed to mirror the investable universe of the U.S. Dollar-denominated leveraged loan market, and is deemed to be an appropriate broad-based securities market index for the Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares. The returns in the graph and table set forth below represent past performance.

Past performance does not guarantee future results. The Fund's investment return and principal value will fluctuate so that an investor's shares, when repurchased, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our website at https://www.cioninvestments.com/products/cion-ares-diversified-credit-fund/ to obtain the most recent month-end returns.

CION Ares Diversified Credit Fund's Lifetime Performance Data

CADC Performance Since Inception

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Automobiles and Components
Automotive Keys Group, LLC		1st Lien Term Loan	11.75% (3M SOFR + 6.25%)	11/06/2025			$1,670	$1,603	(e)(f)
Automotive Keys Group, LLC		1st Lien Term Loan	11.75% (3M SOFR + 6.25%)	11/06/2025			238	228	(e)
Clarios Global LP		1st Lien Term Loan	9.11% (1M SOFR + 3.75%)	05/06/2030			5,611	5,618
Continental Acquisition Holdings, Inc.		1st Lien Revolving Loan	9.19% (3M SOFR + 3.75%)	01/20/2026			1	1	(e)(h)
Continental Acquisition Holdings, Inc.		1st Lien Term Loan	12.50% (3M SOFR + 7.00%)	01/20/2027			5,974	5,138	(e)(f)
Continental Acquisition Holdings, Inc.		1st Lien Delay Draw Loan	12.50% (3M SOFR + 7.00%)	01/20/2027			1,451	1,248	(e)(f)
Highline Aftermarket Acquisition, LLC		1st Lien Revolving Loan		11/10/2025			—	—	(e)(h)
Highline Aftermarket Acquisition, LLC		2nd Lien Term Loan	13.52% (3M SOFR + 8.00%)	11/09/2028			5,942	5,942	(e)(f)
Highline Aftermarket Acquisition, LLC		2nd Lien Delay Draw Loan	13.52% (3M SOFR + 8.00%)	11/09/2028			4,209	4,209	(e)
New Churchill Holdco LLC		1st Lien Revolving Loan	10.87% (3M SOFR + 5.50%)	11/09/2029			19	19	(e)(h)
New Churchill Holdco LLC		1st Lien Term Loan	10.87% (3M SOFR + 5.50%)	11/09/2029			1,213	1,188	(e)
New Churchill Holdco LLC		1st Lien Delay Draw Loan	10.88% (3M SOFR + 5.50%)	11/09/2029			173	170	(e)(h)
Sun Acquirer Corp.		1st Lien Revolving Loan	11.22% (1M SOFR + 5.75%)	09/08/2027			212	210	(e)(h)
Sun Acquirer Corp.		1st Lien Term Loan	11.22% (1M SOFR + 5.75%)	09/08/2028			6,482	6,418	(e)
Sun Acquirer Corp.		1st Lien Term Loan	11.22% (1M SOFR + 5.75%)	09/08/2028			1,731	1,713	(e)(f)
Sun Acquirer Corp.		1st Lien Delay Draw Loan	11.22% (1M SOFR + 5.75%)	09/08/2028			4,581	4,535	(e)
Sun Acquirer Corp.		1st Lien Delay Draw Loan		09/08/2028			—	—	(e)(h)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Wand Newco 3, Inc.		1st Lien Term Loan	8.22% (1M SOFR + 2.75%)	02/05/2026			$15,959	$15,993
Wand Newco 3, Inc.		2nd Lien Term Loan	12.71% (1M SOFR + 7.25%)	02/05/2027			2,026	2,026	(e)(f)
								56,259		1.75%
Capital Goods
AI Aqua Merger Sub, Inc.		1st Lien Delay Draw Loan		07/31/2028			1,652	1,658	(h)(i)
AIM Acquisition, LLC		1st Lien Revolving Loan		12/02/2025			—	—	(e)(h)
AIM Acquisition, LLC		1st Lien Term Loan	10.49% (6M SOFR + 5.00%)	12/02/2025			212	212	(e)(f)
Airx Climate Solutions, Inc.		1st Lien Revolving Loan		11/07/2029			—	—	(e)(h)
Airx Climate Solutions, Inc.		1st Lien Term Loan	11.68% (3M SOFR + 6.25%)	11/07/2029			1,513	1,475	(e)
Airx Climate Solutions, Inc.		1st Lien Delay Draw Loan		11/07/2029			—	—	(e)(h)
AllClear Military Inc.		1st Lien Term Loan		08/10/2025			1,947	1,110	(e)(j)
Artera Services, LLC		1st Lien Term Loan	8.70% (3M SOFR + 3.25%)	03/06/2025			3,484	3,270
Artera Services, LLC		1st Lien Term Loan	8.95% (3M SOFR + 3.50%)	03/06/2025			3,393	3,184
BlueHalo Global Holdings, LLC		1st Lien Revolving Loan	12.02% (3M SOFR + 6.50%)	10/31/2025			444	436	(e)(h)
BlueHalo Global Holdings, LLC		1st Lien Term Loan	12.02% (3M SOFR + 6.50%)	10/31/2025			4,048	3,967	(e)(f)
Box Bidco Limited	United Kingdom	1st Lien Term Loan	11.48% (6M EURIBOR + 7.42%)	11/24/2028			€878	969	(e)(f)
Box Bidco Limited	United Kingdom	1st Lien Term Loan	11.50% (6M SOFR + 5.75%)	11/24/2028			1,691	1,691	(e)(f)
Brookfield WEC Holdings Inc.		1st Lien Term Loan	8.22% (1M SOFR + 2.75%)	08/01/2025			13,108	13,133
Brown Group Holding, LLC		1st Lien Term Loan	8.21% (1M SOFR + 2.75%)	06/07/2028			4,959	4,961

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Brown Group Holding, LLC		1st Lien Term Loan	9.14% (3M SOFR + 3.75%)	07/02/2029				$496	$498
Burgess Point Purchaser Corporation		1st Lien Term Loan	10.71% (1M SOFR + 5.25%)	07/25/2029				4,146	3,902
Chart Industries, Inc.		1st Lien Term Loan	8.69% (1M SOFR + 3.25%)	03/15/2030				6,361	6,366
CP Atlas Buyer Inc		1st Lien Term Loan	9.21% (1M SOFR + 3.75%)	11/23/2027				4,455	4,374
CPIG Holdco Inc.		1st Lien Revolving Loan	10.24% (3M SOFR + 4.75%)	04/28/2028				1	1	(e)(h)
CPIG Holdco Inc. Loan		1st Lien Term	12.49% (3M SOFR + 7.00%)	04/28/2028				3,863	3,863	(e)
Cube Industrials Buyer, Inc. & Cube A&D Buyer Inc.		1st Lien Revolving Loan		10/18/2029				—	—	(e)(h)
Cube Industrials Buyer, Inc. & Cube A&D Buyer Inc.		1st Lien Term Loan	11.40% (3M SOFR + 6.00%)	10/18/2030				4,308	4,201	(e)
Dynamic NC Aerospace Holdings, LLC		1st Lien Revolving Loan	12.54% (3M SOFR + 7.00%)	12/30/2025				670	670	(e)(h)
Dynamic NC Aerospace Holdings, LLC		1st Lien Term Loan	12.54% (3M SOFR + 7.00%)	12/30/2026				2,750	2,750	(e)(f)
Eleda BidCo AB (fka EISG BidCo AB)	Sweden	1st Lien Term Loan	10.15% (3M STIBOR + 6.25%)	06/30/2026			SEK	21,000	2,082	(e)(f)
Eleda BidCo AB (fka EISG BidCo AB)	Sweden	1st Lien Term Loan	10.29% (3M STIBOR + 6.25%)	06/30/2026			SEK	24,107	2,390	(e)(f)
Eleda BidCo AB (fka EISG BidCo AB)	Sweden	1st Lien Delay Draw Loan	10.95% (3M NIBOR + 6.25%)	06/30/2026			SEK	2,106	209	(e)
Eleda BidCo AB (fka EISG BidCo AB)	Sweden	1st Lien Delay Draw Loan	10.29% (3M STIBOR + 6.25%)	06/30/2026			SEK	9,070	899	(e)(f)
EPS NASS Parent, Inc.		1st Lien Revolving Loan	11.25% (3M SOFR + 5.75%)	04/17/2026				135	131	(e)(h)
EPS NASS Parent, Inc.		1st Lien Term Loan	11.25% (3M SOFR + 5.75%)	04/19/2028				5,715	5,544	(e)(f)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
EPS NASS Parent, Inc.		1st Lien Delay Draw Loan	11.25% (3M SOFR + 5.75%)	04/19/2028			$322	$312	(e)
Helix Acquisition Holdings, Inc.		1st Lien Term Loan	12.45% (3M SOFR + 7.00%)	03/29/2030			473	473	(e)
Husky Injection Molding Systems Ltd.	Canada	1st Lien Term Loan	8.47% (1M SOFR + 3.00%)	03/28/2025			15,087	15,055
INNIO Group Holding GmbH	Germany	1st Lien Term Loan		10/31/2028			€6,900	7,611	(i)
Kene Acquisition, Inc.		1st Lien Revolving Loan		08/08/2024			—	—	(e)(h)
Kene Acquisition, Inc.		1st Lien Term Loan	9.75% (3M SOFR + 4.25%)	08/10/2026			2,790	2,790	(e)(f)
Kene Acquisition, Inc.		1st Lien Delay Draw Loan	9.75% (3M SOFR + 4.25%)	08/10/2026			467	466	(e)(f)
Kodiak BP, LLC		1st Lien Term Loan	8.86% (3M SOFR + 3.25%)	03/12/2028			6,497	6,477
LBM Acquisition LLC		1st Lien Term Loan	9.21% (1M SOFR + 3.75%)	12/17/2027			8,264	8,155
Maverick Acquisition, Inc.		1st Lien Term Loan	11.60% (3M SOFR + 6.25%)	06/01/2027			5,240	4,245	(e)(f)
Maverick Acquisition, Inc.		1st Lien Delay Draw Loan	11.60% (3M SOFR + 6.25%)	06/01/2027			1,195	967	(e)
Osmose Utilities Services, Inc.		2nd Lien Term Loan	12.11% (1M SOFR + 6.75%)	06/25/2029			8,237	8,155	(e)
Osmosis Buyer Limited		1st Lien Term Loan	9.09% (1M SOFR + 3.75%)	07/31/2028			7,358	7,354
Prime Buyer, L.L.C.		1st Lien Revolving Loan		12/22/2026			—	—	(e)(h)
Prime Buyer, L.L.C.		1st Lien Term Loan	10.71% (1M SOFR + 5.25%)	12/22/2026			13,572	12,486	(e)(f)
Radius Aerospace Europe Limited	United Kingdom	1st Lien Revolving Loan	10.94% (1M SONIA + 5.75%)	03/29/2025			£157	200	(e)(h)
Radius Aerospace Europe Limited	United Kingdom	1st Lien Term Loan	11.25% (3M SOFR + 5.75%)	03/29/2025			1,561	1,562	(e)(f)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Radius Aerospace, Inc.		1st Lien Revolving Loan	11.23% (1M SOFR + 5.75%)	03/29/2025			$114	$114	(e)(h)
Radius Aerospace, Inc.		1st Lien Term Loan	11.25% (3M SOFR + 5.75%)	03/29/2025			2,252	2,252	(e)(f)
Sigma Electric Manufacturing Corporation		1st Lien Revolving Loan		10/31/2024			—	—	(e)(h)
Sigma Electric Manufacturing Corporation		1st Lien Term Loan	11.25% (3M SOFR + 5.75%)	10/31/2024			387	387	(e)(f)
Specialty Building Products Holdings, LLC		1st Lien Term Loan	9.21% (1M SOFR + 3.75%)	10/15/2028			1,396	1,393
SRS Distribution Inc.		1st Lien Term Loan	8.97% (1M SOFR + 3.50%)	06/02/2028			4,016	4,017
SRS Distribution Inc.		1st Lien Term Loan	8.96% (1M SOFR + 3.50%)	06/02/2028			3,311	3,307
Sunk Rock Foundry Partners LP		1st Lien Term Loan	11.25% (3M SOFR + 5.75%)	10/31/2024			193	193	(e)(f)
TransDigm Inc.		1st Lien Term Loan	8.60% (3M SOFR + 3.25%)	08/24/2028			9,696	9,732
Two Six Labs, LLC		1st Lien Revolving Loan		08/20/2027			—	—	(e)(h)
Two Six Labs, LLC		1st Lien Term Loan	10.85% (3M SOFR + 5.50%)	08/20/2027			7,299	7,299	(e)(f)
Two Six Labs, LLC		1st Lien Term Loan	11.35% (3M SOFR + 6.00%)	08/20/2027			1,338	1,338	(e)
Two Six Labs, LLC		1st Lien Delay Draw Loan	10.85% (3M SOFR + 5.50%)	08/20/2027			2,831	2,831	(e)
Victory Buyer LLC		1st Lien Term Loan	9.39% (3M SOFR + 3.75%)	11/19/2028			5,293	5,009
Wilsonart LLC		1st Lien Term Loan	8.70% (3M SOFR + 3.25%)	12/31/2026			10,793	10,806
								198,932		6.20%

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Commercial and Professional Services
Aero Operating LLC		1st Lien Term Loan	14.54% (3M SOFR + 9.00%)	02/09/2026			$2,898	$2,463	(e)(f)
Aero Operating LLC		1st Lien Delay Draw Loan	14.54% (3M SOFR + 9.00%)	02/09/2026			806	685	(e)(f)
Applied Technical Services, LLC		1st Lien Revolving Loan	13.25 (PRIME + 4.75%)%	12/29/2026			523	523	(e)(h)
Applied Technical Services, LLC		1st Lien Term Loan	11.25% (3M SOFR + 5.75%)	12/29/2026			4,215	4,214	(e)(f)
Applied Technical Services, LLC		1st Lien Term Loan	11.52% (3M SOFR + 6.00%)	12/29/2026			571	571	(e)
Applied Technical Services, LLC		1st Lien Delay Draw Loan	11.25% (3M SOFR + 5.75%)	12/29/2026			1,417	1,417	(e)(f)
Applied Technical Services, LLC		1st Lien Delay Draw Loan	11.25% (3M SOFR + 5.75%)	12/29/2026			4,942	4,942	(e)
Applied Technical Services, LLC		1st Lien Delay Draw Loan	11.52% (3M SOFR + 6.00%)	12/29/2026			573	573	(e)
Argenbright Holdings V, LLC		1st Lien Term Loan	12.78% (3M SOFR + 7.25%)	11/30/2026			2,791	2,791	(e)(f)
Argenbright Holdings V, LLC		1st Lien Delay Draw Loan		11/30/2026			—	—	(e)(h)
Armorica Lux S.a.r.l.	Luxembourg	1st Lien Term Loan	8.87% (3M EURIBOR + 4.93%)	07/28/2028			€4,000	4,195
Auxadi Midco S.L.U.	Spain	1st Lien Term Loan	8.72% (3M EURIBOR + 4.75%)	07/17/2028			€473	522	(e)(g)
Capstone Acquisition Holdings, Inc.		1st Lien Revolving Loan		11/12/2025			—	—	(e)(h)
Capstone Acquisition Holdings, Inc.		1st Lien Term Loan	10.21% (1M SOFR + 4.75%)	11/12/2027			10,759	10,760	(e)(f)
Capstone Acquisition Holdings, Inc.		2nd Lien Term Loan	14.21% (1M SOFR + 8.75%)	11/13/2028			3,008	3,008	(e)(f)
Capstone Acquisition Holdings, Inc.		1st Lien Delay Draw Loan	10.21% (1M SOFR + 4.75%)	11/12/2027			631	631	(e)
Compex Legal Services, Inc.		1st Lien Revolving Loan	10.94% (3M SOFR + 5.45%)	02/07/2025			270	270	(e)(h)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Compex Legal Services, Inc.		1st Lien Term Loan	10.90% (3M SOFR + 5.45%)	02/09/2026			$1,271	$1,271	(e)(f)
Dispatch Acquisition Holdings, LLC		1st Lien Term Loan	9.75% (3M SOFR + 4.25%)	03/27/2028			14,793	13,868	(f)
Dun & Bradstreet Corporation, The		1st Lien Term Loan	8.21% (1M SOFR + 2.75%)	02/06/2026			15,118	15,139
Dun & Bradstreet Corporation, The		1st Lien Term Loan	8.36% (1M SOFR + 3.00%)	01/18/2029			1,845	1,848
Elevation Services Parent Holdings, LLC		1st Lien Revolving Loan	11.54% (3M SOFR + 6.00%)	12/18/2026			467	457	(e)(h)
Elevation Services Parent Holdings, LLC		1st Lien Term Loan	11.54% (3M SOFR + 6.00%)	12/18/2026			1,310	1,283	(e)(f)
Elevation Services Parent Holdings, LLC		1st Lien Term Loan	11.53% (3M SOFR + 6.00%)	12/18/2026			625	612	(e)(f)
Elevation Services Parent Holdings, LLC		1st Lien Delay Draw Loan	11.54% (3M SOFR + 6.00%)	12/18/2026			1,751	1,716	(e)(f)
Elevation Services Parent Holdings, LLC		1st Lien Delay Draw Loan	11.53% (3M SOFR + 6.00%)	12/18/2026			21	21	(e)(h)
Erasmus Acquisition Holding B.V.	Netherlands	1st Lien Term Loan	11.95% (6M EURIBOR + 8.06%)	03/13/2030			€3,323	3,669	(e)(g)
Erasmus Acquisition Holding B.V.	Netherlands	1st Lien Delay Draw Loan	11.95% (6M EURIBOR + 8.06%)	03/13/2030			€222	245	(e)(g)(h)
Flywheel Acquireco, Inc.		1st Lien Revolving Loan	11.86% (1M SOFR + 6.50%)	05/12/2028			1,110	1,099	(e)(h)
Flywheel Acquireco, Inc.		1st Lien Term Loan	11.86% (1M SOFR + 6.50%)	05/13/2030			13,783	13,645	(e)
HH-Stella, Inc.		1st Lien Revolving Loan		04/22/2027			—	—	(e)(h)
HH-Stella, Inc.		1st Lien Term Loan	11.50% (3M SOFR + 6.00%)	04/24/2028			6,030	6,030	(e)(f)
HH-Stella, Inc.		1st Lien Delay Draw Loan	11.50% (3M SOFR + 6.00%)	04/24/2028			1,079	1,079	(e)
HH-Stella, Inc.		1st Lien Delay Draw Loan	11.50% (3M SOFR + 6.00%)	04/24/2028			1,135	1,135	(e)(h)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
HP RSS Buyer, Inc.		1st Lien Term Loan	10.37% (3M SOFR + 5.00%)	12/11/2029				$1,265	$1,240	(e)
HP RSS Buyer, Inc.		1st Lien Delay Draw Loan	10.37% (1M SOFR + 5.00%)	12/11/2029				271	266	(e)
HP RSS Buyer, Inc.		1st Lien Delay Draw Loan	10.37% (1M SOFR + 5.00%)	12/11/2029				112	110	(e)(h)
Integrated Power Services Holdings, Inc.		2nd Lien Term Loan	12.96% (1M SOFR + 7.50%)	11/22/2029				4,983	4,983	(e)
IRI Group Holdings, Inc.		1st Lien Revolving Loan	11.11% (1M SOFR + 5.75%)	12/01/2027				235	235	(e)(h)
IRI Group Holdings, Inc.		1st Lien Term Loan	11.61% (1M SOFR + 6.25%)	12/01/2028				24,933	24,933	(e)(f)(g)
Ishtar Bidco Norway AS	United Kingdom	1st Lien Delay Draw Loan	16.28% (6M SONIA + 10.75%)	11/26/2025				£735	656	(e)(f)
Kellermeyer Bergensons Services, LLC		1st Lien Term Loan	11.59% (3M SOFR + 6.00%)	11/07/2026				3,475	3,476	(e)(f)
Kellermeyer Bergensons Services, LLC		1st Lien Term Loan		11/07/2026				6,890	4,678	(e)(j)
Kellermeyer Bergensons Services, LLC		1st Lien Delay Draw Loan	11.59% (3M SOFR + 6.00%)	11/07/2026				2,187	2,187	(e)(f)
Kings Buyer, LLC		1st Lien Revolving Loan		10/29/2027				—	—	(e)(h)
Kings Buyer, LLC		1st Lien Term Loan	11.99% (6M SOFR + 6.50%)	10/29/2027				3,436	3,385	(e)
Laboratories Bidco LLC		1st Lien Revolving Loan	12.29% (3M SOFR + 6.75%)	07/23/2027				654	569	(e)(h)
Laboratories Bidco LLC		1st Lien Term Loan	12.31% (3M SOFR + 6.75%)	07/23/2027				5,170	4,498	(e)(f)
Laboratories Bidco LLC		1st Lien Term Loan	12.28% (3M CDOR + 6.75%)	07/23/2027			CAD	1,750	1,149	(e)(f)
Laboratories Bidco LLC		1st Lien Term Loan	12.31% (3M SOFR + 6.75%)	07/23/2027				573	498	(e)(f)
Laboratories Bidco LLC		1st Lien Term Loan	12.28% (3M SOFR + 6.75%)	07/23/2027				3,964	3,449	(e)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Laboratories Bidco LLC		1st Lien Delay Draw Loan	12.28% (3M SOFR + 6.75%)	07/23/2027			$288	$250	(e)
Lavatio Midco Sarl	Luxembourg	1st Lien Delay Draw Loan	10.64% (6M EURIBOR + 6.75%)	11/30/2026			€569	628	(e)(h)
Lavatio Midco Sarl	Luxembourg	1st Lien Delay Draw Loan	10.64% (6M EURIBOR + 6.75%)	11/30/2026			€746	824	(e)(f)
Lightbeam Bidco, Inc.		1st Lien Revolving Loan		05/04/2029			—	—	(e)(h)
Lightbeam Bidco, Inc.		1st Lien Term Loan	11.70% (3M SOFR + 6.25%)	05/06/2030			1,132	1,132	(e)
Lightbeam Bidco, Inc.		1st Lien Term Loan	10.85% (3M SOFR + 5.50%)	05/06/2030			131	130	(e)
Lightbeam Bidco, Inc.		1st Lien Delay Draw Loan	11.70% (3M SOFR + 6.25%)	05/06/2030			171	171	(e)
Lightbeam Bidco, Inc.		1st Lien Delay Draw Loan	10.86% (6M SOFR + 5.50%)	05/06/2030			81	80	(e)(h)
Lowe P27 Bidco Limited	United Kingdom	1st Lien Delay Draw Loan	11.98% (6M SOFR + 6.50%)	07/31/2026			610	609	(e)
Lowe P27 Bidco Limited	United Kingdom	1st Lien Delay Draw Loan	12.33% (6M SONIA + 6.75%)	07/31/2026			£1,706	2,174	(e)
Lowe P27 Bidco Limited	United Kingdom	1st Lien Delay Draw Loan	11.83% (6M SONIA + 6.50%)	07/31/2026			£325	415	(e)
Lowe P27 Bidco Limited	United Kingdom	1st Lien Delay Draw Loan	11.46% (6M SONIA + 6.50%)	07/31/2026			£137	174	(e)(h)
Lowe P27 Bidco Limited	United Kingdom	1st Lien Delay Draw Loan		07/31/2026			£—	—	(e)(h)(i)
Marmic Purchaser, LLC		1st Lien Revolving Loan	11.25% (3M SOFR + 5.75%)	03/05/2027			230	230	(e)(h)
Marmic Purchaser, LLC		1st Lien Term Loan	11.25% (3M SOFR + 5.75%)	03/05/2027			2,011	2,011	(e)(f)
Marmic Purchaser, LLC		1st Lien Delay Draw Loan	11.25% (3M SOFR + 5.75%)	03/05/2027			2,016	2,016	(e)
Marmic Purchaser, LLC		1st Lien Delay Draw Loan	11.75% (3M SOFR + 6.25%)	03/05/2027			783	783	(e)(h)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
MPLC Debtco Limited	Jersey	1st Lien Term Loan	11.44% (3M SONIA + 6.25%)	01/07/2027			£148	$189	(e)(f)
MPLC Debtco Limited	Jersey	1st Lien Delay Draw Loan	12.05% (6M SOFR + 6.25%)	01/07/2027			2,100	2,100	(e)(f)
MPLC Debtco Limited	Jersey	1st Lien Delay Draw Loan	11.76% (6M SONIA + 6.25%)	01/07/2027			£1,052	1,341	(e)(f)
Neptune BidCo US Inc.		1st Lien Revolving Loan		10/11/2027			—	—	(e)(h)
Neptune BidCo US Inc.		1st Lien Term Loan	10.26% (3M SOFR + 4.75%)	10/11/2028			13,244	12,048
Neptune BidCo US Inc.		1st Lien Term Loan	10.51% (3M SOFR + 5.00%)	04/11/2029			15,321	13,961
Neptune BidCo US Inc.		2nd Lien Term Loan	15.26% (3M SOFR + 9.75%)	10/11/2029			9,882	9,388	(e)
Nest Topco Borrower Inc.		1st Lien Term Loan	16.00 (PRIME + 7.50%)%	08/31/2029			13,162	13,162	(e)(g)
North American Fire Holdings, LLC		1st Lien Revolving Loan	11.27% (3M SOFR + 5.75%)	05/19/2027			185	185	(e)(h)
North American Fire Holdings, LLC		1st Lien Term Loan	11.25% (3M SOFR + 5.75%)	05/19/2027			2,280	2,280	(e)(f)
North American Fire Holdings, LLC		1st Lien Delay Draw Loan	11.25% (3M SOFR + 5.75%)	05/19/2027			2,156	2,156	(e)(f)
North American Fire Holdings, LLC		1st Lien Delay Draw Loan	11.27% (3M SOFR + 5.75%)	05/19/2027			2,853	2,853	(e)
North Haven Fairway Buyer, LLC		1st Lien Revolving Loan		05/17/2028			—	—	(e)(h)
North Haven Fairway Buyer, LLC		1st Lien Term Loan	11.86% (3M SOFR + 6.50%)	05/17/2028			45	45	(e)
North Haven Fairway Buyer, LLC		1st Lien Delay Draw Loan	11.86% (3M SOFR + 6.50%)	05/17/2028			155	154	(e)(h)
North Haven Stack Buyer, LLC		1st Lien Revolving Loan	11.03% (3M SOFR + 5.50%)	07/16/2027			162	162	(e)(h)
North Haven Stack Buyer, LLC		1st Lien Term Loan	11.03% (3M SOFR + 5.50%)	07/16/2027			1,306	1,306	(e)(f)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
North Haven Stack Buyer, LLC		1st Lien Delay Draw Loan	11.02% (3M SOFR + 5.50%)	07/16/2027			$839	$840	(e)
North Haven Stack Buyer, LLC		1st Lien Delay Draw Loan	11.02% (1M SOFR + 5.50%)	07/16/2027			145	145	(e)
North Haven Stack Buyer, LLC		1st Lien Delay Draw Loan	11.01% (3M SOFR + 5.50%)	07/16/2027			177	177	(e)(h)
North Haven Stack Buyer, LLC		1st Lien Delay Draw Loan	11.03% (3M SOFR + 5.50%)	07/16/2027			21	21	(e)
Orbit Private Holdings I Ltd	United Kingdom	1st Lien Term Loan	10.94% (3M SONIA + 5.75%)	12/11/2028			£4,915	6,076	(e)
Priority Waste Holdings LLC		1st Lien Revolving Loan	10.89% (3M SOFR + 5.50%)	08/20/2029			1	1	(e)(h)
Priority Waste Holdings LLC		1st Lien Term Loan	13.40% (3M SOFR + 8.00%)	08/20/2029			1,797	1,764	(e)(g)
Priority Waste Holdings LLC		1st Lien Delay Draw Loan	13.40% (3M SOFR + 8.00%)	08/20/2029			1,043	1,024	(e)(g)(h)
Priority Waste Holdings LLC		1st Lien Delay Draw Loan		08/20/2029			—	—	(e)(g)(h)
PSC Group LLC		1st Lien Revolving Loan		07/23/2025			—	—	(e)(h)
PSC Group LLC		1st Lien Term Loan	11.53% (3M SOFR + 6.00%)	07/23/2025			5,218	5,218	(e)(f)
PSC Group LLC		1st Lien Term Loan	11.41% (3M SOFR + 6.00%)	07/23/2025			3,520	3,520	(e)(f)
PSC Group LLC		1st Lien Delay Draw Loan	11.53% (3M SOFR + 6.00%)	07/23/2025			104	104	(e)(f)
PSC Group LLC		1st Lien Delay Draw Loan	11.29% (3M SOFR + 5.75%)	07/23/2025			1,576	1,576	(e)(f)
PSC Group LLC		1st Lien Delay Draw Loan	11.53% (3M SOFR + 6.00%)	07/23/2025			959	959	(e)
PSC Group LLC		1st Lien Delay Draw Loan	11.54% (3M SOFR + 6.00%)	07/23/2025			703	704	(e)(h)
Pye-Barker Fire & Safety, LLC		1st Lien Delay Draw Loan		11/26/2027			—	—	(e)(h)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Registrar Intermediate, LLC		1st Lien Revolving Loan		08/26/2027			$—	$—	(e)(h)
Registrar Intermediate, LLC		1st Lien Term Loan	10.64% (6M SOFR + 5.00%)	08/26/2027			4,104	4,022	(e)(f)
Research Now Group, LLC		1st Lien Term Loan	11.14% (3M SOFR + 5.50%)	12/20/2024			3,474	2,572	(f)
Research Now Group, LLC		2nd Lien Term Loan	15.14% (3M SOFR + 9.50%)	12/20/2025			893	661	(e)(f)
Rodeo AcquisitionCo LLC		1st Lien Revolving Loan	11.54% (3M SOFR + 6.00%)	07/26/2027			215	211	(e)(h)
Rodeo AcquisitionCo LLC		1st Lien Term Loan	11.54% (3M SOFR + 6.00%)	07/26/2027			2,076	2,034	(e)
RSK Group Limited	United Kingdom	1st Lien Term Loan	10.22% (3M SONIA + 4.88%)	08/07/2028			£3,405	4,340	(e)(f)(g)
RSK Group Limited	United Kingdom	1st Lien Delay Draw Loan	10.18% (3M SONIA + 4.88%)	08/07/2028			£8,248	10,514	(e)(f)(g)
RSK Group Limited	United Kingdom	1st Lien Delay Draw Loan	8.80% (3M EURIBOR + 4.88%)	08/07/2028			€1,033	1,140	(e)(f)(g)
RSK Group Limited	United Kingdom	1st Lien Delay Draw Loan	10.25% (3M SONIA + 4.88%)	08/07/2028			£13,314	16,970	(e)(g)
RSK Group Limited	United Kingdom	1st Lien Delay Draw Loan	10.33% (3M SONIA + 4.88%)	08/07/2028			£3,978	5,071	(e)(g)(h)
Saturn Purchaser Corp.		1st Lien Term Loan	10.71% (1M SOFR + 5.25%)	07/23/2029			244	243	(e)
Schill Landscaping and Lawn Care Services, LLC		1st Lien Revolving Loan	11.21% (1M SOFR + 5.75%)	12/16/2027			288	285	(e)(h)
Schill Landscaping and Lawn Care Services, LLC		1st Lien Term Loan	11.21% (1M SOFR + 5.75%)	12/16/2027			2,538	2,513	(e)(f)
Schill Landscaping and Lawn Care Services, LLC		1st Lien Delay Draw Loan	11.21% (1M SOFR + 5.75%)	12/16/2027			1,500	1,485	(e)
Shermco Intermediate Holdings, Inc.		1st Lien Revolving Loan	10.86% (1M SOFR + 5.50%)	06/05/2026			25	25	(e)(h)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Shermco Intermediate Holdings, Inc.		1st Lien Term Loan	10.86% (1M SOFR + 5.50%)	06/05/2026			$30,928	$30,928	(e)(f)
Shermco Intermediate Holdings, Inc.		1st Lien Delay Draw Loan	10.95% (3M SOFR + 5.50%)	06/05/2026			38	38	(e)(h)
SSE Buyer, Inc.		1st Lien Revolving Loan	7.42% (1M SOFR + 2.00%)	06/30/2025			1	1	(e)(h)
SSE Buyer, Inc.		2nd Lien Term Loan		06/30/2026			706	21	(e)(f)(j)
Stealth Holding LLC		1st Lien Term Loan	12.29% (3M SOFR + 6.75%)	03/02/2026			2,430	2,430	(e)(f)
Stealth Holding LLC		1st Lien Delay Draw Loan	12.29% (3M SOFR + 6.75%)	03/02/2026			967	967	(e)
Stealth Holding LLC		1st Lien Delay Draw Loan	12.29% (3M SOFR + 6.75%)	03/02/2026			1,762	1,762	(e)
Stealth Holding LLC		1st Lien Delay Draw Loan	12.28% (3M SOFR + 6.75%)	03/02/2026			1,433	1,433	(e)
Steer Automotive Group Ltd	United Kingdom	1st Lien Term Loan	12.06% (3M SONIA + 6.75%)	04/19/2029			£2,449	3,121	(e)(f)
Steer Automotive Group Ltd	United Kingdom	1st Lien Term Loan	12.06% (3M SONIA + 6.75%)	04/19/2029			£4,509	5,747	(e)
Steer Automotive Group Ltd	United Kingdom	1st Lien Term Loan	12.06% (3M SONIA + 6.75%)	06/30/2030			£6,265	7,986	(e)
Steer Automotive Group Ltd	United Kingdom	1st Lien Delay Draw Loan	12.06% (3M SONIA + 6.75%)	04/19/2029			£1,633	2,081	(e)
Steer Automotive Group Ltd	United Kingdom	1st Lien Delay Draw Loan	12.07% (3M SONIA + 6.75%)	06/30/2030			£1,558	1,986	(e)
Survitec Group Holdco Limited	United Kingdom	1st Lien Term Loan	13.82% (6M SONIA + 8.25%)	04/06/2027			£8,152	10,079	(e)(f)(g)
Survitec Group Holdco Limited	United Kingdom	1st Lien Term Loan	13.55% (6M SONIA + 8.00%)	04/06/2027			£495	612	(e)
Survitec Group Holdco Limited	United Kingdom	1st Lien Term Loan	13.76% (6M SONIA + 8.25%)	04/06/2027			£1,667	2,061	(e)(f)(g)
Systems Planning and Analysis, Inc.		1st Lien Revolving Loan		08/16/2027			—	—	(e)(h)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Systems Planning and Analysis, Inc.		1st Lien Term Loan	11.33% (3M SOFR + 6.00%)	08/16/2027				$4,444	$4,444	(e)(f)
Thermostat Purchaser III, Inc.		1st Lien Revolving Loan		08/31/2026				—	—	(e)(h)
Thermostat Purchaser III, Inc.		2nd Lien Term Loan	12.79% (3M SOFR + 7.25%)	08/31/2029				3,575	3,468	(e)
Trans Union LLC		1st Lien Term Loan	7.72% (1M SOFR + 2.25%)	12/01/2028				4,231	4,242
TSS Buyer, LLC		1st Lien Term Loan	11.00% (6M SOFR + 5.50%)	06/22/2029				260	254	(e)
TSS Buyer, LLC		1st Lien Delay Draw Loan	11.00% (3M SOFR + 5.50%)	06/22/2029				124	121	(e)(h)
UCIT Online Security Inc.	Canada	1st Lien Term Loan	12.29% (3M SOFR + 6.75%)	03/02/2026				1,620	1,620	(e)(f)
Villa Dutch Bidco B.V.	Netherlands	1st Lien Term Loan		11/03/2029				€6,000	6,579	(i)
Visual Edge Technology, Inc.		1st Lien Term Loan	12.50% (3M SOFR + 7.00%)	12/31/2025				2,202	2,202	(e)(f)(g)
Visual Edge Technology, Inc.		1st Lien Delay Draw Loan		12/31/2025				—	—	(e)(g)(h)
VRC Companies, LLC		1st Lien Revolving Loan		06/29/2027				—	—	(e)(h)
VRC Companies, LLC		1st Lien Term Loan	11.14% (3M SOFR + 5.50%)	06/29/2027				16,532	16,036	(e)(f)
Waste Services Finco Pty Ltd	Australia	1st Lien Term Loan	9.99% (1M BBSY + 5.63%)	12/23/2027			AUD	11,142	7,592	(e)(f)
Waste Services Finco Pty Ltd	Australia	1st Lien Delay Draw Loan	10.33% (6M BBSY + 5.63%)	12/23/2027			AUD	802	547	(e)(h)
									422,524		13.16%
Consumer Discretionary Distribution and Retail
Bamboo Purchaser, Inc.		1st Lien Revolving Loan	10.25% (3M SOFR + 1.75%)	11/05/2026				1	—	(e)(h)
Bamboo Purchaser, Inc.		1st Lien Term Loan	12.00% (3M SOFR + 6.50%)	11/05/2027				3,483	3,309	(e)(f)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Bamboo Purchaser, Inc.		1st Lien Delay Draw Loan	12.00% (3M SOFR + 6.50%)	11/05/2027			$822	$781	(e)
BradyIFS Holdings, LLC		1st Lien Revolving Loan		10/31/2029			—	—	(e)(h)
BradyIFS Holdings, LLC		1st Lien Term Loan	11.38% (3M SOFR + 6.00%)	10/31/2029			18,246	17,881	(e)
BradyIFS Holdings, LLC		1st Lien Delay Draw Loan	11.37% (3M SOFR + 6.00%)	10/31/2029			493	483	(e)(h)
Hills Distribution, Inc.		1st Lien Revolving Loan	9.87% (3M SOFR + 4.50%)	11/08/2029			1	1	(e)(h)
Hills Distribution, Inc.		1st Lien Term Loan	11.37% (6M SOFR + 6.00%)	11/08/2029			534	523	(e)
Hills Distribution, Inc.		1st Lien Delay Draw Loan		11/08/2029			—	—	(e)(h)
Marcone Yellowstone Buyer Inc.		1st Lien Term Loan	11.75% (3M SOFR + 6.25%)	06/23/2028			10,680	10,253	(e)(f)
Marcone Yellowstone Buyer Inc.		1st Lien Delay Draw Loan	11.75% (3M SOFR + 6.25%)	06/23/2028			3,524	3,382	(e)
Mavis Tire Express Services Topco Corp.		1st Lien Revolving Loan		05/04/2026			—	—	(e)(h)
Reddy Ice LLC		1st Lien Revolving Loan		07/01/2025			—	—	(e)(h)
Reddy Ice LLC		1st Lien Term Loan	10.57% (3M SOFR + 5.00%)	07/01/2025			7,115	7,114	(e)(f)
Reddy Ice LLC		1st Lien Term Loan	11.46% (6M SOFR + 6.00%)	07/01/2025			162	162	(e)
Reddy Ice LLC		1st Lien Delay Draw Loan	10.57% (3M SOFR + 5.00%)	07/01/2025			2,639	2,640	(e)
Reddy Ice LLC		1st Lien Delay Draw Loan	10.46% (1M SOFR + 5.00%)	07/01/2025			260	260	(e)(h)
Saldon Holdings, Inc.		1st Lien Revolving Loan		03/13/2025			—	—	(e)(h)
Saldon Holdings, Inc.		1st Lien Term Loan	11.11% (1M SOFR + 5.65%)	03/13/2025			6,950	6,950	(e)(f)
Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
SCIH Salt Holdings Inc.		1st Lien Term Loan	9.47% (1M SOFR + 4.00%)	03/16/2027				$4,254	$4,256
Trader Corporation	Canada	1st Lien Revolving Loan		12/22/2028			CAD	—	—	(e)(h)
Trader Corporation	Canada	1st Lien Term Loan	12.19% (1M CDOR + 6.75%)	12/21/2029			CAD	231	174	(e)
US Salt Investors, LLC		1st Lien Revolving Loan		07/20/2026				—	—	(e)(h)
US Salt Investors, LLC		1st Lien Term Loan	11.00% (3M SOFR + 5.50%)	07/19/2028				5,907	5,907	(e)(f)
									64,076		2.00%
Consumer Durables and Apparel
Centric Brands LLC		1st Lien Revolving Loan		10/09/2024				—	—	(e)(h)
Centric Brands LLC		1st Lien Term Loan	7.37% (3M SOFR + 2.00%)	10/09/2025				2,740	2,685	(e)(g)
DRS Holdings III, Inc.		1st Lien Revolving Loan		11/01/2025				—	—	(e)(h)
DRS Holdings III, Inc.		1st Lien Term Loan	11.75% (3M SOFR + 6.25%)	11/01/2025				1,807	1,771	(e)(f)
DRS Holdings III, Inc.		1st Lien Term Loan	11.75% (1M SOFR + 6.25%)	11/01/2025				12,432	12,183	(e)(f)
Rawlings Sporting Goods Company, Inc.		1st Lien Revolving Loan	9.17% (1M SOFR + 3.75%)	12/31/2025				1	1	(e)(h)
Rawlings Sporting Goods Company, Inc.		1st Lien Term Loan	11.75% (3M SOFR + 6.25%)	12/31/2026				5,505	5,504	(e)(f)(g)
Rawlings Sporting Goods Company, Inc.		1st Lien Term Loan	11.75% (3M SOFR + 6.25%)	12/31/2026				1,089	1,089	(e)(f)
									23,233		0.72%
Consumer Services
1011778 BC ULC / New Red Finance Inc	Canada	1st Lien Term Loan	7.61% (1M SOFR + 2.25%)	09/23/2030				15,000	14,995

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Aimbridge Acquisition Co., Inc.		2nd Lien Term Loan	12.96% (1M SOFR + 7.50%)	02/01/2027				$4,788	$4,549	(e)(f)
American Residential Services L.L.C.		1st Lien Revolving Loan	8.71% (1M SOFR + 3.25%)	10/15/2025				—	1	(e)(h)
American Residential Services L.L.C.		2nd Lien Term Loan	14.11% (3M SOFR + 8.50%)	10/16/2028				8,314	8,314	(e)
Anticimex Global AB	Sweden	1st Lien Term Loan		11/16/2028				€7,000	7,643	(i)
Apex Service Partners, LLC		1st Lien Revolving Loan	14.00% (3M PRIME + 5.50%)	10/24/2029				171	166	(e)(g)(h)
Apex Service Partners, LLC		1st Lien Term Loan	12.40% (3M SOFR + 7.00%)	10/24/2030				23,834	23,239	(e)(g)
Apex Service Partners, LLC		1st Lien Delay Draw Loan	12.40% (3M SOFR + 7.00%)	10/24/2030				1,267	1,235	(e)(g)(h)
Apollo Finco BV	Belgium	1st Lien Term Loan	8.74% (6M EURIBOR + 4.85%)	10/02/2028				€5,000	4,410
ASP Dream Acquisition Co LLC		1st Lien Term Loan	9.46% (1M SOFR + 4.00%)	12/15/2028				6,041	6,041	(e)(f)
Aspris Bidco Limited	United Kingdom	1st Lien Term Loan	11.85% (3M SONIA + 6.50%)	08/23/2028				£3,234	4,123	(e)(f)
Aspris Bidco Limited	United Kingdom	1st Lien Delay Draw Loan	11.83% (3M SONIA + 6.50%)	08/23/2028				£1,406	1,793	(e)
Aspris Bidco Limited	United Kingdom	1st Lien Delay Draw Loan	12.33% (3M SONIA + 7.00%)	02/08/2030				£462	589	(e)(h)
Belfor Holdings, Inc.		1st Lien Term Loan	9.11% (1M SOFR + 3.75%)	11/01/2030				3,657	3,663
CC Fly Holding II A/S	Denmark	1st Lien Term Loan	12.22% (3M NIBOR + 7.50%)	05/09/2025			DKK	648	93	(e)(f)
CC Fly Holding II A/S	Denmark	1st Lien Delay Draw Loan	11.87% (3M NIBOR + 7.50%)	05/09/2025			DKK	3,073	442	(e)(f)
CC Fly Holding II A/S	Denmark	1st Lien Delay Draw Loan	11.49% (3M CIBOR + 7.50%)	05/09/2025			DKK	3,048	438	(e)(f)
CC Fly Holding II A/S	Denmark	1st Lien Delay Draw Loan	11.48% (3M CIBOR + 7.50%)	05/09/2025			DKK	1,918	275	(e)(f)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Clarion Home Services Group, LLC		1st Lien Revolving Loan	11.48% (3M SOFR + 6.00%)	12/06/2027			$416	$379	(e)
Clarion Home Services Group, LLC		1st Lien Term Loan	11.99% (3M SOFR + 6.50%)	12/06/2027			2,350	2,162	(e)(f)
Clarion Home Services Group, LLC		1st Lien Delay Draw Loan	11.98% (3M SOFR + 6.50%)	12/06/2027			1,333	1,227	(e)
Clarion Home Services Group, LLC		1st Lien Delay Draw Loan	12.22% (3M SOFR + 6.75%)	12/06/2027			238	219	(e)(h)
CMG HoldCo, LLC		1st Lien Revolving Loan		05/19/2028			—	—	(e)(h)
CMG HoldCo, LLC		1st Lien Term Loan	10.37% (3M SOFR + 5.00%)	05/19/2028			715	715	(e)(f)
CMG HoldCo, LLC		1st Lien Delay Draw Loan	10.37% (3M SOFR + 5.00%)	05/19/2028			422	422	(e)
CMG HoldCo, LLC		1st Lien Delay Draw Loan	10.37% (3M SOFR + 5.00%)	05/19/2028			846	846	(e)(h)
CMG HoldCo, LLC		1st Lien Delay Draw Loan		05/19/2028			—	—	(e)(h)
CST Holding Company		1st Lien Revolving Loan	11.96% (1M SOFR + 6.50%)	11/01/2028			8	8	(e)(h)
CST Holding Company		1st Lien Term Loan	11.96% (1M SOFR + 6.50%)	11/01/2028			1,068	1,068	(e)
ECG Bidco S.A.S.	France	1st Lien Term Loan	12.31% (3M SONIA + 7.00%)	10/02/2028			£9,567	12,195	(e)(f)
ECG Bidco S.A.S.	France	1st Lien Term Loan	10.43% (3M EURIBOR + 6.50%)	10/02/2028			€6,010	6,635	(e)(f)
ECG Bidco S.A.S.	France	1st Lien Delay Draw Loan		10/02/2028			€—	—	(e)(f)(h)
ECG Bidco S.A.S.	France	1st Lien Delay Draw Loan		02/01/2030			€—	—	(e)(g)(h)
ECG Bidco S.A.S.	France	1st Lien Delay Draw Loan	11.43% (3M EURIBOR + 7.50%)	02/01/2030			€17,736	19,579	(e)(g)
Equinox Holdings Inc.		1st Lien Term Loan	8.61% (6M LIBOR + 3.00%)	03/08/2024			2,519	2,458
Equinox Holdings Inc.		2nd Lien Term Loan	12.61% (3M LIBOR + 7.00%)	09/06/2024			5,736	5,330

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Essential Services Holding Corporation		1st Lien Revolving Loan	11.28% (3M SOFR + 5.75%)	11/17/2025				$624	$624	(e)(h)
Essential Services Holding Corporation		1st Lien Term Loan	11.29% (3M SOFR + 5.75%)	11/16/2026				9,521	9,521	(e)(f)
Essential Services Holding Corporation		1st Lien Delay Draw Loan	11.29% (3M SOFR + 5.75%)	11/16/2026				21,661	21,661	(e)(f)
Essential Services Holding Corporation		1st Lien Delay Draw Loan	11.29% (3M SOFR + 5.75%)	11/16/2026				8,043	8,044	(e)
Eternal Aus Bidco Pty Ltd	Australia	1st Lien Term Loan	10.70% (3M BBSY + 6.25%)	10/29/2029			AUD	1,834	1,250	(e)(g)
Eternal Aus Bidco Pty Ltd	Australia	1st Lien Delay Draw Loan		10/29/2029			AUD	—	—	(e)(g)(h)
EuroParcs Topholding B.V.	Netherlands	1st Lien Term Loan		07/03/2026				€2,652	2,489	(e)(j)
EuroParcs Topholding B.V.	Netherlands	1st Lien Delay Draw Loan		07/03/2026				€4,690	4,401	(e)(j)
Excel Fitness Holdings, Inc.		1st Lien Term Loan	11.00% (3M SOFR + 5.50%)	04/27/2029				759	740	(e)
Excel Fitness Holdings, Inc.		1st Lien Delay Draw Loan		04/27/2029				—	—	(e)(h)
Family First Bidco Limited	United Kingdom	1st Lien Term Loan	12.50%	12/31/2029				£23	29	(e)
Flint Opco, LLC		1st Lien Revolving Loan		08/15/2029				—	—	(e)(h)
Flint Opco, LLC		1st Lien Term Loan	10.60% (3M SOFR + 5.25%)	08/15/2030				1,034	1,008	(e)
Flint Opco, LLC		1st Lien Delay Draw Loan	10.60% (3M SOFR + 5.25%)	08/15/2030				114	111	(e)(h)
Goldcup 16786 AB	Sweden	1st Lien Delay Draw Loan	10.61% (6M STIBOR + 6.25%)	08/18/2025			SEK	9,368	929	(e)(f)
Groundworks, LLC		1st Lien Revolving Loan		03/14/2029				—	—	(e)(h)
Groundworks, LLC		1st Lien Term Loan	11.90% (3M SOFR + 6.50%)	03/14/2030				466	466	(e)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Groundworks, LLC		1st Lien Delay Draw Loan	11.90% (1M SOFR + 6.50%)	03/14/2030				$10	$11	(e)(h)
GS SEER Group Borrower LLC		1st Lien Revolving Loan		04/30/2029				—	—	(e)(h)
GS SEER Group Borrower LLC		1st Lien Term Loan	12.10% (3M SOFR + 6.75%)	04/29/2030				324	324	(e)
GS SEER Group Borrower LLC		1st Lien Delay Draw Loan	12.10% (3M SOFR + 6.75%)	04/29/2030				22	22	(e)(h)
Helios Service Partners, LLC & Astra Service Partners, LLC		1st Lien Revolving Loan	11.62% (3M SOFR + 6.00%)	03/19/2027				1	—	(e)(h)
Helios Service Partners, LLC & Astra Service Partners, LLC		1st Lien Term Loan	11.86% (3M SOFR + 6.25%)	03/19/2027				498	485	(e)
Helios Service Partners, LLC & Astra Service Partners, LLC		1st Lien Delay Draw Loan	11.86% (3M SOFR + 6.25%)	03/19/2027				505	493	(e)(h)
Infinity Home Services HoldCo, Inc.		1st Lien Revolving Loan		12/28/2028				—	—	(e)(h)
Infinity Home Services HoldCo, Inc.		1st Lien Revolving Loan		12/28/2028			CAD	—	—	(e)(h)
Infinity Home Services HoldCo, Inc.		1st Lien Term Loan	12.20% (3M SOFR + 6.75%)	12/28/2028				3,375	3,375	(e)
Infinity Home Services HoldCo, Inc.		1st Lien Delay Draw Loan	12.20% (3M SOFR + 6.75%)	12/28/2028				733	733	(e)(h)
Infinity Home Services HoldCo, Inc.		1st Lien Delay Draw Loan	11.50% (3M CDOR + 6.00%)	12/28/2028				174	175	(e)(h)
IRB Holding Corp.		1st Lien Term Loan	8.46% (1M SOFR + 3.00%)	12/15/2027				18,842	18,855
Kingpin Intermediate Holdings LLC		1st Lien Term Loan	8.86% (1M SOFR + 3.50%)	02/08/2028				6,207	6,199
Leviathan Intermediate Holdco, LLC		1st Lien Revolving Loan		12/27/2027				—	—	(e)(h)
Leviathan Intermediate Holdco, LLC		1st Lien Term Loan	13.00% (3M SOFR + 7.50%)	12/27/2027				235	235	(e)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
LGDN Bidco Limited	United Kingdom	1st Lien Term Loan	14.15% (3M SONIA + 8.84%)	12/09/2027				£2,095	$2,670	(e)(f)
LGDN Bidco Limited	United Kingdom	1st Lien Delay Draw Loan		12/09/2027				£—	—	(e)(f)(h)
Mister Car Wash Holdings, Inc.		1st Lien Term Loan		05/14/2026				4,087	4,091	(i)
Movati Athletic (Group) Inc.	Canada	1st Lien Term Loan	11.51% (3M CDOR + 6.00%)	10/05/2024			CAD	234	177	(e)(f)
Movati Athletic (Group) Inc.	Canada	1st Lien Delay Draw Loan	11.51% (3M CDOR + 6.00%)	10/05/2024			CAD	170	128	(e)
Northwinds Holding, Inc.		1st Lien Revolving Loan		05/01/2029				—	—	(e)(h)
Northwinds Holding, Inc.		1st Lien Term Loan	12.18% (3M SOFR + 6.50%)	05/01/2029				4,274	4,274	(e)
Northwinds Holding, Inc.		1st Lien Delay Draw Loan	12.18% (6M SOFR + 6.50%)	05/01/2029				948	948	(e)
Northwinds Holding, Inc.		1st Lien Delay Draw Loan	12.18% (3M SOFR + 6.50%)	05/01/2029				1,364	1,364	(e)(h)
PestCo, LLC		1st Lien Revolving Loan		02/17/2028				—	—	(e)(h)
PestCo, LLC		1st Lien Term Loan	12.03% (3M SOFR + 6.50%)	02/17/2028				397	397	(e)
PestCo, LLC		1st Lien Delay Draw Loan		02/17/2028				—	—	(e)(h)
Radiant Intermediate Holding, LLC		1st Lien Term Loan	11.24% (3M SOFR + 5.75%)	11/23/2026				496	476	(e)
Redwood Services, LLC		1st Lien Revolving Loan		12/31/2025				—	—	(e)(g)(h)
Redwood Services, LLC		1st Lien Term Loan	12.14% (3M SOFR + 6.50%)	12/31/2025				777	777	(e)(g)
Redwood Services, LLC		1st Lien Delay Draw Loan	12.14% (3M SOFR + 6.50%)	12/31/2025				1,045	1,046	(e)(g)
Redwood Services, LLC		1st Lien Delay Draw Loan	12.14% (6M SOFR + 6.50%)	12/31/2025				1,701	1,701	(e)(g)
Redwood Services, LLC		1st Lien Delay Draw Loan	12.06% (3M SOFR + 6.50%)	12/31/2025				465	465	(e)(g)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Redwood Services, LLC		1st Lien Delay Draw Loan	12.00% (3M SOFR + 6.50%)	12/31/2025			$516	$516	(e)(h)
Safe Home Security, Inc.		1st Lien Term Loan	12.72% (1M SOFR + 7.25%)	08/05/2024			1,271	1,271	(e)(f)
Safe Home Security, Inc.		1st Lien Delay Draw Loan	12.72% (1M SOFR + 7.25%)	08/05/2024			100	100	(e)
Service Logic Acquisition, Inc.		1st Lien Revolving Loan		10/30/2025			—	—	(e)(h)
Service Logic Acquisition, Inc.		1st Lien Term Loan	9.64% (3M SOFR + 4.00%)	10/29/2027			5,380	5,371
Service Logic Acquisition, Inc.		1st Lien Term Loan	11.14% (1M SOFR + 5.50%)	10/29/2027			2,131	2,131	(e)
Station Casinos LLC		1st Lien Term Loan	7.71% (1M SOFR + 2.25%)	02/08/2027			7,801	7,809
United PF Holdings, LLC		1st Lien Term Loan	14.14% (3M SOFR + 8.50%)	12/30/2026			1,314	1,169	(e)
Vertex Service Partners, LLC		1st Lien Revolving Loan		11/08/2030			—	—	(e)(h)
Vertex Service Partners, LLC		1st Lien Term Loan	10.89% (6M SOFR + 5.50%)	11/08/2030			1,044	1,018	(e)
Vertex Service Partners, LLC		1st Lien Delay Draw Loan	10.89% (3M LIBOR + 5.50%)	11/08/2030			498	485	(e)(h)
Whatabrands LLC		1st Lien Term Loan	8.47% (1M SOFR + 3.00%)	08/03/2028			6,443	6,446
Witherslack Bidco Limited	United Kingdom	1st Lien Term Loan	12.17% (3M SONIA + 6.84%)	08/17/2028			£5,702	7,268	(e)(f)(g)
Witherslack Bidco Limited	United Kingdom	1st Lien Delay Draw Loan		08/17/2028			£—	—	(e)(g)(h)
YE Brands Holdings, LLC		1st Lien Revolving Loan	10.95% (1M SOFR + 5.50%)	10/18/2027			154	154	(e)(h)
YE Brands Holdings, LLC		1st Lien Term Loan	10.95% (3M SOFR + 5.50%)	10/18/2027			1,060	1,060	(e)(f)
YE Brands Holdings, LLC		1st Lien Term Loan	11.20% (3M SOFR + 5.75%)	10/18/2027			720	720	(e)(f)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
YE Brands Holdings, LLC		1st Lien Term Loan	11.20% (3M SOFR + 5.75%)	10/18/2027			$422	$422	(e)
								271,886		8.47%
Consumer Staples Distribution and Retail
BR PJK Produce, LLC		1st Lien Delay Draw Loan	11.46% (3M SOFR + 6.00%)	11/15/2027			195	190	(e)(h)
Continental Cafe, LLC		1st Lien Revolving Loan	11.45% (1M SOFR + 6.00%)	11/30/2027			472	472	(e)(h)
Continental Cafe, LLC		1st Lien Term Loan	11.46% (1M SOFR + 6.00%)	11/30/2027			6,830	6,830	(e)(f)
Continental Cafe, LLC		1st Lien Term Loan	11.44% (1M SOFR + 6.00%)	11/30/2027			706	705	(e)
Continental Cafe, LLC		1st Lien Term Loan	11.71% (1M SOFR + 6.25%)	11/30/2027			808	808	(e)
Continental Cafe, LLC		1st Lien Delay Draw Loan	11.46% (1M SOFR + 6.00%)	11/30/2027			2,774	2,774	(e)
DecoPac, Inc.		1st Lien Revolving Loan	11.49% (1M SOFR + 6.00%)	05/14/2026			715	715	(e)(h)
DecoPac, Inc.		1st Lien Term Loan	11.50% (3M SOFR + 6.00%)	05/15/2028			21,793	21,793	(e)(f)(g)
LJ Perimeter Buyer, Inc.		1st Lien Term Loan	12.03% (3M SOFR + 6.50%)	10/31/2028			3,241	3,209	(e)
LJ Perimeter Buyer, Inc.		1st Lien Delay Draw Loan	12.03% (3M SOFR + 6.50%)	10/31/2028			417	412	(e)(h)
Mr. Greens Intermediate, LLC		1st Lien Revolving Loan		05/01/2029			—	—	(e)(h)
Mr. Greens Intermediate, LLC		1st Lien Term Loan	11.70% (1M SOFR + 6.25%)	05/01/2029			2,309	2,309	(e)
Mr. Greens Intermediate, LLC		1st Lien Delay Draw Loan		05/01/2029			—	—	(e)(h)
SFE Intermediate HoldCo LLC		1st Lien Term Loan	11.50% (3M SOFR + 6.00%)	07/31/2026			2,063	2,063	(e)(f)
Worldwide Produce Acquisition, LLC		1st Lien Revolving Loan	11.60% (3M SOFR + 6.25%)	01/18/2029			10	10	(e)(h)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Worldwide Produce Acquisition, LLC		1st Lien Term Loan	11.60% (3M SOFR + 6.25%)	01/18/2029				$143	$142	(e)
Worldwide Produce Acquisition, LLC		1st Lien Delay Draw Loan	11.60% (3M SOFR + 6.25%)	01/18/2029				32	31	(e)(h)
Worldwide Produce Acquisition, LLC		1st Lien Delay Draw Loan		01/18/2029				—	—	(e)(h)
ZB Holdco LLC		1st Lien Revolving Loan		02/09/2028				—	—	(e)(h)
ZB Holdco LLC		1st Lien Term Loan	11.50% (3M SOFR + 6.00%)	02/09/2028				1,574	1,574	(e)(f)
ZB Holdco LLC		1st Lien Term Loan	11.50% (3M SOFR + 6.00%)	02/09/2028				383	383	(e)
ZB Holdco LLC		1st Lien Delay Draw Loan	11.50% (3M SOFR + 6.00%)	02/09/2028				795	795	(e)(h)
									45,215		1.41%
Energy
Cheyenne Petroleum Company Limited Partnership, CPC 2001 LLC and Mill Shoals LLC		1st Lien Term Loan	14.45% (3M SOFR + 9.00%)	11/16/2026				6,076	6,076	(e)
Cheyenne Petroleum Company Limited Partnership, CPC 2001 LLC and Mill Shoals LLC		1st Lien Delay Draw Loan		11/16/2026				—	—	(e)(h)
Freeport LNG investments, LLLP		1st Lien Term Loan		11/17/2026				6,000	5,948	(i)
GNZ Energy Bidco Limited	New Zealand	1st Lien Delay Draw Loan	11.69% (3M BKBM + 6.00%)	07/26/2027			NZD	19,293	12,196	(e)(f)
GNZ Energy Bidco Limited	New Zealand	1st Lien Delay Draw Loan		07/26/2027			NZD	—	—	(e)(h)
Halcon Holdings, LLC		1st Lien Term Loan	13.94% (3M SOFR + 7.50%)	11/24/2025				10,226	10,226	(e)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Halcon Holdings, LLC		1st Lien Delay Draw Loan	12.94% (3M SOFR + 7.50%)	11/24/2025			$1,790	$1,790	(e)(h)
HighPeak Energy, Inc.		1st Lien Term Loan	13.00% (12M SOFR + 7.50%)	09/30/2026			15,535	15,535	(e)
Offen, Inc.		1st Lien Term Loan	10.38% (1M SOFR + 5.00%)	06/22/2026			2,643	2,643	(e)(f)
Offen, Inc.		1st Lien Delay Draw Loan	10.38% (1M SOFR + 5.00%)	06/22/2026			1,009	1,009	(e)(f)
Offen, Inc.		1st Lien Delay Draw Loan	10.38% (1M SOFR + 5.00%)	06/22/2026			12,572	12,571	(e)
PX HoldCo3 Limited	United Kingdom	1st Lien Delay Draw Loan	11.83% (3M SONIA + 6.50%)	04/27/2027			£2,947	3,757	(e)(f)(g)
PX HoldCo3 Limited	United Kingdom	1st Lien Delay Draw Loan	11.81% (3M SONIA + 6.50%)	04/27/2027			£221	282	(e)(g)(h)
								72,033		2.24%
Financial Services
Alpha Luxco 2 Sarl	Luxembourg	1st Lien Delay Draw Loan	10.45% (6M EURIBOR + 6.56%)	01/09/2025			€1,013	1,118	(e)(f)(g)
Antenore Bidco SpA	Italy	1st Lien Delay Draw Loan		11/02/2031			€—	—	(e)(h)
AQ Sage Buyer, LLC		1st Lien Revolving Loan		01/26/2026			—	—	(e)(h)
AQ Sage Buyer, LLC		1st Lien Delay Draw Loan	11.52% (3M SOFR + 6.00%)	01/25/2027			213	209	(e)(h)
BCC Blueprint Holdings I, LLC		1st Lien Term Loan	12.28% (3M SOFR + 6.75%)	09/15/2027			7,377	7,230	(e)
Beacon Pointe Harmony, LLC		1st Lien Revolving Loan		12/29/2027			—	—	(e)(h)
Beacon Pointe Harmony, LLC		1st Lien Term Loan	10.86% (1M SOFR + 5.50%)	12/29/2028			6,031	6,031	(e)(f)
Beacon Pointe Harmony, LLC		1st Lien Delay Draw Loan	10.86% (1M SOFR + 5.50%)	12/29/2028			2,366	2,366	(e)
Beacon Pointe Harmony, LLC		1st Lien Delay Draw Loan	10.86% (1M SOFR + 5.50%)	12/29/2028			563	563	(e)(h)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
BlauwTrust Holding B.V.	Netherlands	1st Lien Delay Draw Loan	11.18% (3M EURIBOR + 7.25%)	01/08/2029			€5,591	$6,172	(e)(f)(g)
BlauwTrust Holding B.V.	Netherlands	1st Lien Delay Draw Loan	11.18% (3M EURIBOR + 7.25%)	01/08/2029			€523	577	(e)(g)(h)
Brokers Alliance S.L.	Spain	1st Lien Delay Draw Loan	9.68% (3M EURIBOR + 5.75%)	04/09/2029			€331	365	(e)(g)(h)
Brokers Alliance S.L.	Spain	1st Lien Delay Draw Loan	9.68% (3M EURIBOR + 5.75%)	04/09/2029			€901	995	(e)(f)(g)
Brokers Alliance S.L.	Spain	1st Lien Delay Draw Loan		04/09/2029			€—	—	(e)(g)(h)(i)
Cliffwater LLC		1st Lien Revolving Loan		10/07/2030			—	—	(e)(h)
Cliffwater LLC		1st Lien Term Loan	11.36% (1M SOFR + 6.00%)	10/07/2030			685	671	(e)
Convera International Financial S.a r.l.	Luxembourg	1st Lien Term Loan	11.50% (3M SOFR + 6.00%)	03/01/2028			20,945	20,945	(e)(f)
Convera International Financial S.a r.l.	Luxembourg	1st Lien Term Loan	11.50% (3M SOFR + 6.00%)	03/01/2028			4,473	4,473	(e)
Convera International Holdings Limited	Jersey	1st Lien Revolving Loan		03/01/2027			—	—	(e)(h)
Edelman Financial Center, LLC, The (fka Flight Debt Merger Sub Inc.)		2nd Lien Term Loan	12.22% (1M SOFR + 6.75%)	07/20/2026			1,402	1,400
Focus Financial Partners, LLC		1st Lien Term Loan	8.86% (1M SOFR + 3.50%)	06/30/2028			5,985	5,992
GC Waves Holdings, Inc.		1st Lien Revolving Loan		08/11/2028			—	—	(e)(h)
GC Waves Holdings, Inc.		1st Lien Term Loan	11.46% (1M SOFR + 6.00%)	08/11/2028			1,002	982	(e)
GC Waves Holdings, Inc.		1st Lien Delay Draw Loan	11.46% (1M SOFR + 6.00%)	08/11/2028			251	245	(e)(h)
GC Waves Holdings, Inc.		1st Lien Delay Draw Loan	11.46% (1M SOFR + 6.00%)	08/11/2028			8	7	(e)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
GTCR F Buyer Corp. Loan		1st Lien Revolving		09/06/2029			$—	$—	(e)(h)
GTCR F Buyer Corp.		1st Lien Term Loan	11.36% (1M SOFR + 6.00%)	09/06/2030			899	877	(e)
GTCR F Buyer Corp.		1st Lien Delay Draw Loan		09/06/2030			—	—	(e)(h)
GTCR W Merger Sub LLC		1st Lien Term Loan		09/20/2030			11,500	11,543	(i)
HighTower Holding, LLC		1st Lien Term Loan	9.64% (3M SOFR + 4.00%)	04/21/2028			4,489	4,468
The Mather Group, LLC		1st Lien Revolving Loan	13.50% (PRIME + 5.00%)	03/31/2028			150	146	(e)(h)
The Mather Group, LLC		1st Lien Term Loan	11.50% (6M SOFR + 6.00%)	03/31/2028			4,925	4,777	(e)(f)
The Mather Group, LLC		1st Lien Delay Draw Loan	11.50% (3M SOFR + 6.00%)	03/31/2028			1,911	1,853	(e)(h)
Mercury Borrower, Inc.		1st Lien Revolving Loan		07/31/2026			—	—	(e)(h)
Mercury Borrower, Inc.		1st Lien Term Loan	8.97% (1M SOFR + 3.50%)	08/02/2028			3,882	3,869
Mercury Borrower, Inc.		2nd Lien Term Loan	12.18% (3M SOFR + 6.50%)	08/02/2029			713	683
Monica Holdco (US), Inc.		1st Lien Revolving Loan	12.28% (3M SOFR + 6.75%)	01/08/2026			1,002	1,002	(e)(h)
Monica Holdco (US), Inc.		1st Lien Term Loan	12.25% (3M SOFR + 6.75%)	01/07/2028			8,015	8,015	(e)(f)
Motion Acquisition Limited	United Kingdom	1st Lien Term Loan	8.86% (3M SOFR + 3.25%)	11/12/2026			9,820	9,820
Motion Acquisition Limited	United Kingdom	1st Lien Delay Draw Loan	8.86% (3M SOFR + 3.25%)	11/12/2026			1,400	1,400
Pathstone Family Office LLC		1st Lien Revolving Loan	12.21% (1M SOFR + 6.75%)	05/15/2028			42	42	(e)(h)
Pathstone Family Office LLC		1st Lien Term Loan	12.21% (1M SOFR + 6.75%)	05/15/2029			992	992	(e)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Pathstone Family Office LLC		1st Lien Term Loan	12.11% (1M SOFR + 6.75)	05/15/2029				$2,611	$2,611	(e)
Pathstone Family Office LLC		1st Lien Delay Draw Loan	14.25% (3M SOFR + 5.75%)	05/15/2029				—	—	(e)(h)
PCIA SPV-3, LLC		1st Lien Revolving Loan		08/01/2029				—	—	(e)(h)
PCIA SPV-3, LLC		1st Lien Term Loan	11.63% (3M SOFR + 6.25%)	08/01/2029				1,516	1,516	(e)
PCIA SPV-3, LLC		1st Lien Delay Draw Loan	11.62% (3M SOFR + 6.25%)	08/01/2029				202	202	(e)(h)
Pegasus (Bidco) Limited	Jersey	1st Lien Term Loan	12.51% (6M SONIA + 7.00%)	04/04/2029				£4,125	4,995	(e)(f)
Pegasus (Bidco) Limited	Jersey	1st Lien Delay Draw Loan	12.51% (6M SONIA + 7.00%)	04/04/2029				£822	995	(e)
Pegasus (Bidco) Limited	Jersey	1st Lien Delay Draw Loan		04/04/2029				£—	—	(e)(f)(h)(i)
Platinum Credit Bidco Limited	Jersey	1st Lien Revolving Loan		05/09/2029				£—	—	(e)(h)
Platinum Credit Bidco Limited	Jersey	1st Lien Term Loan	12.19% (3M SONIA + 7.00%)	11/09/2029				£27,960	35,639	(e)(f)
Plutus Bidco Limited	Jersey	1st Lien Term Loan	10.94% (6M SONIA + 5.75%)	09/21/2028				£5,250	6,692	(e)(g)
Plutus Bidco Limited	Jersey	1st Lien Delay Draw Loan	10.94% (6M SONIA + 5.75%)	09/21/2028				£1,750	2,231	(e)(g)
ProFund S.a r.l.	Poland	1st Lien Term Loan	9.89% (6M EURIBOR + 6.00%)	12/03/2027				€2,164	2,389	(e)(f)
ProFund S.a r.l.	Poland	1st Lien Delay Draw Loan	9.89% (6M EURIBOR + 6.00%)	12/03/2027				€90	99	(e)(h)
ProFund S.a r.l.	Poland	1st Lien Delay Draw Loan	10.05% (6M WIBOR + 6.00%)	12/03/2027			PLN	15,023	3,818	(e)
Schenectady International Group, Inc.		1st Lien Term Loan	10.24% (3M SOFR + 4.75%)	10/15/2025				1,000	677
Steward Partners Global Advisory, LLC		1st Lien Term Loan	10.78% (6M SOFR + 5.25%)	10/16/2028				388	381	(e)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Steward Partners Global Advisory, LLC		1st Lien Delay Draw Loan		10/16/2028				$—	$—	(e)(h)
Symbol Bidco I Limited	United Kingdom	1st Lien Delay Draw Loan	12.32% (3M SONIA + 7.00%)	12/21/2026				£571	729	(e)(f)
Symbol Bidco I Limited	United Kingdom	1st Lien Delay Draw Loan	12.32% (3M SONIA + 7.00%)	12/21/2026				£429	546	(e)
Symbol Bidco I Limited	United Kingdom	1st Lien Delay Draw Loan	12.56% (3M SONIA + 7.25%)	12/21/2026				£265	338	(e)(h)
TA/WEG Holdings, LLC		1st Lien Revolving Loan		10/04/2027				—	—	(e)(h)
TA/WEG Holdings, LLC		1st Lien Term Loan	11.23% (3M SOFR + 5.75%)	10/04/2027				3,405	3,405	(e)(f)
TA/WEG Holdings, LLC		1st Lien Delay Draw Loan	11.23% (3M SOFR + 5.75%)	10/04/2027				10,330	10,330	(e)(f)
TA/WEG Holdings, LLC		1st Lien Delay Draw Loan	11.23% (3M SOFR + 5.75%)	10/04/2027				2,441	2,441	(e)
TA/WEG Holdings, LLC		1st Lien Delay Draw Loan	11.12% (12M SOFR + 5.75%)	10/04/2027				1,684	1,684	(e)
TK Elevator Midco GmbH	Germany	1st Lien Term Loan	9.38% (6M SOFR + 3.50%)	07/30/2027				5,076	5,083
Toscafund Limited	United Kingdom	1st Lien Delay Draw Loan	13.51% (6M SONIA + 8.00%)	04/02/2025				£2,530	3,224	(e)(f)
Trustly AB	Sweden	1st Lien Term Loan	10.79% (3M STIBOR + 6.75%)	06/30/2025			SEK	5,500	545	(e)
Trustly AB	Sweden	1st Lien Delay Draw Loan	10.79% (3M STIBOR + 6.75%)	06/30/2025			SEK	2,700	268	(e)
The Ultimus Group Midco, LLC		1st Lien Revolving Loan	10.50% (3M SOFR + 5.00%)	02/01/2026				45	45	(e)(h)
The Ultimus Group Midco, LLC		1st Lien Term Loan	9.95% (3M SOFR + 4.50%)	02/01/2026				6,940	6,871	(e)(f)
Waverly Advisors, LLC		1st Lien Revolving Loan		03/01/2028				—	—	(e)(h)
Waverly Advisors, LLC		1st Lien Term Loan	11.25% (3M SOFR + 5.75%)	03/01/2028				2,031	2,031	(e)(f)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Waverly Advisors, LLC		1st Lien Delay Draw Loan	11.25% (3M SOFR + 5.75%)	03/01/2028			$1,484	$1,484	(e)
								211,097		6.58%
Food and Beverage
Berner Food & Beverage, LLC		1st Lien Revolving Loan	13.00% (3M PRIME + 4.50%)	07/30/2026			125	125	(e)(h)
Berner Food & Beverage, LLC		1st Lien Term Loan	11.03% (3M SOFR + 5.50%)	07/30/2027			2,580	2,580	(e)(f)
CHG PPC Parent LLC		2nd Lien Term Loan	12.22% (1M SOFR + 6.75%)	12/10/2029			3,000	3,000	(e)(f)
Chobani, LLC		1st Lien Term Loan	9.11% (6M SOFR + 3.75%)	10/25/2027			6,500	6,505
City Line Distributors LLC		1st Lien Revolving Loan		08/31/2028			—	—	(e)(h)
City Line Distributors LLC		1st Lien Term Loan	11.46% (1M SOFR + 6.00%)	08/31/2028			314	306	(e)
City Line Distributors LLC		1st Lien Delay Draw Loan		08/31/2028			—	—	(e)(h)
Demakes Borrower, LLC		1st Lien Term Loan	11.60 SOFR + 6.25%)% (6M	12/12/2029			958	935	(e)
Demakes Borrower, LLC		1st Lien Delay Draw Loan		12/12/2029			—	—	(e)(h)
Florida Food Products, LLC		1st Lien Term Loan	10.47% (1M SOFR + 5.00%)	10/18/2028			37	34	(e)
Florida Food Products, LLC		2nd Lien Term Loan	13.47% (1M SOFR + 8.00%)	10/18/2029			7,299	6,715	(e)
Gotham Greens Holdings, PBC		1st Lien Term Loan	14.33% (1M SOFR + 8.88%)	12/29/2026			6,687	6,687	(e)(f)
Gotham Greens Holdings, PBC		1st Lien Delay Draw Loan	14.33% (1M SOFR + 8.88%)	12/29/2026			8,572	8,572	(e)(h)
KNPC Holdco, LLC		1st Lien Term Loan	11.00% (3M SOFR + 5.50%)	10/22/2029			2,054	2,054	(e)(f)
KNPC Holdco, LLC		1st Lien Term Loan	12.25% (3M SOFR +	10/22/2029 6.75%)			490	490	(e)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
KNPC Holdco, LLC		1st Lien Term Loan	11.48% (3M SOFR + 6.00%)	10/22/2029			$477	$478	(e)
Max US Bidco Inc.		1st Lien Term Loan	10.35% (3M SOFR + 5.00%)	10/02/2030			10,000	9,315
Post Holdings, Inc.		1st Lien Term Loan	7.71% (1M SOFR + 2.25%)	04/26/2026			5,000	4,950	(e)
Quirch Foods Holdings, LLC		1st Lien Term Loan	10.39% (3M SOFR + 4.75%)	10/27/2027			7,246	7,233
RB Holdings Interco, LLC		1st Lien Revolving Loan	10.53% (3M SOFR + 5.00%)	05/04/2028			605	598	(e)(h)
RB Holdings Interco, LLC		1st Lien Term Loan	10.52% (3M SOFR + 5.00%)	05/04/2028			3,732	3,695	(e)(f)
Sugar PPC Buyer LLC		1st Lien Term Loan	11.34% (1M SOFR + 6.00%)	10/02/2030			2,149	2,100	(e)
Sugar PPC Buyer LLC		1st Lien Delay Draw Loan		10/02/2030			—	—	(e)(h)
Watermill Express, LLC		1st Lien Revolving Loan	10.46% (1M SOFR + 5.00%)	04/20/2027			121	121	(e)(h)
Watermill Express, LLC		1st Lien Term Loan	10.50% (3M SOFR + 5.00%)	04/20/2027			2,239	2,239	(e)(f)
Watermill Express, LLC		1st Lien Delay Draw Loan	10.50% (3M SOFR + 5.00%)	04/20/2027			216	216	(e)
Winebow Holdings, Inc.		1st Lien Term Loan	11.71% (1M SOFR + 6.25%)	07/01/2025			3,370	3,236	(e)(f)
								72,184		2.25%
Health Care Equipment and Services
athenahealth Group Inc.		1st Lien Revolving Loan		02/15/2027			—	—	(e)(h)
athenahealth Group Inc.		1st Lien Term Loan	8.61% (1M SOFR + 3.25%)	02/15/2029			8,026	7,982
Bausch + Lomb Corporation	Canada	1st Lien Term Loan	8.71% (3M SOFR + 3.25%)	05/10/2027			2,886	2,848
Bracket Intermediate Holding Corp.		1st Lien Term Loan	10.45% (3M SOFR + 5.00%)	05/08/2028			8,729	8,717

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
CEP V I 5 UK Limited	United Kingdom	1st Lien Delay Draw Loan	12.38% (3M SOFR + 7.00%)	02/18/2027			$26,787	$24,109	(e)(f)
Color Intermediate, LLC		1st Lien Term Loan	10.95% (3M SOFR + 5.50%)	10/04/2029			1,850	1,850	(e)(f)
Comprehensive EyeCare Partners, LLC		1st Lien Revolving Loan	12.11% (3M SOFR + 6.50%)	02/14/2025			1	1	(e)
Comprehensive EyeCare Partners, LLC		1st Lien Revolving Loan	12.11% (3M SOFR + 6.50%)	02/14/2025			—	—	(e)
Comprehensive EyeCare Partners, LLC		1st Lien Term Loan	12.11% (3M SOFR + 6.50%)	02/14/2025			976	878	(e)(f)
Comprehensive EyeCare Partners, LLC		1st Lien Delay Draw Loan	12.11% (3M SOFR + 6.50%)	02/14/2025			687	618	(e)(f)
Convey Health Solutions, Inc.		1st Lien Term Loan	10.70% (3M SOFR + 5.25%)	09/04/2026			2,671	2,270	(e)(f)
Crown CT Parent Inc.		1st Lien Revolving Loan		03/08/2028			—	—	(e)(h)
Crown CT Parent Inc.		1st Lien Term Loan	11.00% (3M SOFR + 5.50%)	03/08/2029			8,173	7,764	(e)(f)
Crown CT Parent Inc.		1st Lien Delay Draw Loan		03/08/2029			—	—	(e)(h)
CVP Holdco, Inc.		1st Lien Revolving Loan		10/31/2024			—	—	(e)(h)
CVP Holdco, Inc.		1st Lien Term Loan	11.85% (1M SOFR + 6.40%)	10/31/2025			2,794	2,794	(e)(f)
CVP Holdco, Inc.		1st Lien Delay Draw Loan	11.46% (1M SOFR + 6.00%)	10/31/2025			2,578	2,578	(e)(f)
CVP Holdco, Inc.		1st Lien Delay Draw Loan	11.36% (1M SOFR + 5.90%)	10/31/2025			26,972	26,972	(e)
CVP Holdco, Inc.		1st Lien Delay Draw Loan	11.71% (1M SOFR + 6.25%)	10/31/2025			868	867	(e)(h)
Electron Bidco Inc.		1st Lien Term Loan	8.47% (1M SOFR + 3.00%)	11/01/2028			9,975	9,989
Evolent Health LLC		1st Lien Revolving Loan	9.04% (3M SOFR + 4.00%)	01/22/2029			1	1	(e)(h)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Floss Bidco Limited	United Kingdom	1st Lien Delay Draw Loan	13.09% (6M SONIA + 7.63%)	09/07/2026			£437	$501	(e)(f)
Floss Bidco Limited	United Kingdom	1st Lien Delay Draw Loan	13.46% (6M SONIA + 8.00%)	09/07/2026			£338	388	(e)(f)
Fortrea Holdings Inc.		1st Lien Term Loan	9.11% (1M SOFR + 3.75%)	07/01/2030			7,156	7,144
Global Medical Response, Inc.		1st Lien Term Loan	9.89% (3M SOFR + 4.25%)	03/14/2025			4,183	3,258
Global Medical Response, Inc.		1st Lien Term Loan	9.93% (3M SOFR + 4.25%)	10/02/2025			11,863	9,243
Global Medical Response, Inc.		2nd Lien Term Loan	12.10% (3M SOFR + 6.75%)	12/17/2029			29,366	22,906	(e)
LifeScan Global Corporation		1st Lien Term Loan	11.98% (6M SOFR + 6.50%)	12/31/2026			3,592	2,662
LifeScan Global Corporation		2nd Lien Term Loan		03/31/2027			5,692	3,415	(j)
Mamba Purchaser, Inc.		1st Lien Term Loan	8.97% (1M SOFR + 3.50%)	10/16/2028			7,981	7,966
Medmark Services Inc		1st Lien Term Loan	10.61% (3M SOFR + 5.00%)	06/11/2027			1,777	1,742	(e)(f)
Medmark Services Inc		2nd Lien Term Loan	14.11% (3M SOFR + 8.50%)	06/11/2028			9,139	8,773	(e)
Medmark Services Inc		1st Lien Delay Draw Loan	10.61% (3M SOFR + 5.00%)	06/11/2027			1,524	1,493	(e)(f)
Medmark Services Inc		2nd Lien Delay Draw Loan	14.11% (3M SOFR + 8.50%)	06/11/2028			4,897	4,701	(e)
Network Bidco B.V.	Netherlands	1st Lien Delay Draw Loan	9.76% (3M EURIBOR + 5.83%)	05/14/2029			€5,778	6,379	(e)(f)
Network Bidco B.V.	Netherlands	1st Lien Delay Draw Loan	9.25% (3M EURIBOR + 5.25%)	05/14/2029			€870	960	(e)(h)
Next Holdco, LLC		1st Lien Revolving Loan		11/09/2029			—	—	(e)(h)
Next Holdco, LLC		1st Lien Term Loan	11.37% (1M SOFR + 6.00%)	11/11/2030			996	981	(e)
Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Next Holdco, LLC		1st Lien Delay Draw Loan		11/11/2030			$—	$—	(e)(h)
NextCare, Inc.		2nd Lien Term Loan	16.00% (3M SOFR + 10.50%)	12/31/2024			7,228	7,228	(e)(f)
Nomi Health, Inc.		1st Lien Term Loan	13.64% (6M SOFR + 8.25%)	07/21/2028			2,495	2,420	(e)
NSPC Intermediate Corp.		1st Lien Term Loan		02/13/2026			82	—	(e)(f)(j)
NSPC Intermediate Corp.		1st Lien Term Loan		02/13/2026			7	—	(e)
Olympia Acquisition, Inc.		1st Lien Term Loan		02/26/2027			3,509	2,035	(e)(j)
Olympia Acquisition, Inc.		1st Lien Delay Draw Loan		02/26/2027			540	314	(e)(j)
Olympia Acquisition, Inc.		1st Lien Delay Draw Loan	15.01% (3M SOFR + 9.50%)	02/26/2027			187	187	(e)(h)
OMH-HealthEdge Holdings, LLC		1st Lien Revolving Loan		10/08/2029			—	—	(e)(h)
OMH-HealthEdge Holdings, LLC		1st Lien Term Loan	11.35% (3M SOFR + 6.00%)	10/08/2029			8,101	7,899	(e)
Paragon 28, Inc.		1st Lien Revolving Loan	9.38% (1M SOFR + 4.00%)	11/02/2028			1	1	(e)(h)
Paragon 28, Inc.		1st Lien Term Loan	12.13% (3M SOFR + 6.75%)	11/02/2028			3,652	3,560	(e)(g)
Paragon 28, Inc.		1st Lien Delay Draw Loan		11/02/2028			—	—	(e)(g)(h)
Pluto Acquisition I, Inc.		1st Lien Term Loan	9.65% (3M SOFR + 4.00%)	06/22/2026			21,415	16,633	(f)
Premise Health Holding Corp		1st Lien Revolving Loan		04/10/2025			—	—	(e)(h)
Premise Health Holding Corp		1st Lien Term Loan	9.25% (3M SOFR + 3.75%)	07/10/2025			11	11	(e)(f)
Premise Health Holding Corp		2nd Lien Term Loan	13.00% (3M SOFR + 7.50%)	07/10/2026			2,000	1,960	(e)(f)
Prime Dental Alliance B.V.	Netherlands	1st Lien Term Loan	11.43% (3M EURIBOR + 7.50%)	06/21/2027			€2,200	2,429	(e)(f)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Prime Dental Alliance B.V.	Netherlands	1st Lien Delay Draw Loan	11.68% (3M EURIBOR + 7.75%)	06/17/2027			€2,548	$2,813	(e)(h)
Prime Dental Alliance B.V.	Netherlands	1st Lien Delay Draw Loan	11.43% (3M EURIBOR + 7.50%)	06/21/2027			€1,654	1,826	(e)
Prime Dental Alliance B.V.	Netherlands	1st Lien Delay Draw Loan	11.68% (3M EURIBOR + 7.75%)	06/21/2027			€915	1,011	(e)(h)
R1 RCM Inc.		1st Lien Term Loan	8.36% (1M SOFR + 3.00%)	06/21/2029			7,543	7,536
Rubicone Bidco Limited	United Kingdom	1st Lien Term Loan	12.58% (3M SONIA + 7.25%)	12/01/2028			£2,889	3,682	(e)(f)(g)
Rubicone Bidco Limited	United Kingdom	1st Lien Delay Draw Loan	12.58% (3M SONIA + 7.25%)	12/01/2028			£1,667	2,125	(e)(g)
Rubicone Bidco Limited	United Kingdom	1st Lien Delay Draw Loan		12/01/2028			£—	—	(e)(g)(h)(i)
SiroMed Physician Services, Inc.		1st Lien Revolving Loan		03/31/2025			—	—	(e)(h)
SiroMed Physician Services, Inc.		1st Lien Term Loan	10.75% (3M SOFR + 5.25%)	03/31/2025			468	468	(e)(f)
Sotera Health Holdings, LLC		1st Lien Term Loan	8.39% (3M SOFR + 2.75%)	12/11/2026			9,959	9,942
Symplr Software Inc.		1st Lien Revolving Loan	9.11% (1M SOFR + 3.75%)	12/22/2025			—	—	(e)(h)
Symplr Software Inc.		1st Lien Term Loan	9.98% (3M SOFR + 4.50%)	12/22/2027			46	41	(f)
Symplr Software Inc.		2nd Lien Term Loan	13.36% (3M SOFR + 7.88%)	12/22/2028			12,343	10,985	(e)(f)
Tandarts Today Holding B.V.	Netherlands	1st Lien Term Loan	12.18% (3M EURIBOR + 8.25%)	02/24/2028			€643	689	(e)(f)(g)
Tandarts Today Holding B.V.	Netherlands	1st Lien Delay Draw Loan	12.18% (3M EURIBOR + 8.25%)	02/24/2028			€1,006	1,077	(e)(g)(h)
Therapy Brands Holdings LLC		2nd Lien Term Loan	12.22% (1M SOFR + 6.75%)	05/18/2029			4,334	4,117	(e)(f)
United Digestive MSO Parent, LLC		1st Lien Revolving Loan		03/30/2029			—	—	(e)(h)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
United Digestive MSO Parent, LLC		1st Lien Term Loan	12.25% (3M SOFR + 6.75%)	03/30/2029			$3,145	$3,145	(e)
United Digestive MSO Parent, LLC		1st Lien Delay Draw Loan		03/30/2029			—	—	(e)(h)
Veonet Lense GmbH	Germany	1st Lien Term Loan		03/14/2029			€5,000	5,504	(i)
Viant Medical Holdings, Inc. (f/k/a MedPlast Holdings Inc.)		1st Lien Term Loan	9.22% (1M SOFR + 3.75%)	07/02/2025			579	572	(f)
Viant Medical Holdings, Inc. (f/k/a MedPlast Holdings Inc.)		1st Lien Term Loan	11.72% (1M SOFR + 6.25%)	07/02/2025			527	527	(e)(f)
Viant Medical Holdings, Inc. (f/k/a MedPlast Holdings Inc.)		2nd Lien Term Loan	13.22% (1M SOFR + 7.75%)	07/02/2026			1,788	1,715	(f)
VPP Intermediate Holdings, LLC		1st Lien Revolving Loan		12/01/2027			—	—	(e)(h)
VPP Intermediate Holdings, LLC		1st Lien Term Loan	11.71% (1M SOFR + 6.25%)	12/01/2027			1,549	1,549	(e)(f)
VPP Intermediate Holdings, LLC		1st Lien Delay Draw Loan	11.71% (1M SOFR + 6.25%)	12/01/2027			466	466	(e)
VPP Intermediate Holdings, LLC		1st Lien Delay Draw Loan	12.10% (1M SOFR + 6.75%)	12/01/2027			627	627	(e)(h)
WSHP FC Acquisition LLC		1st Lien Revolving Loan	12.00% (3M SOFR + 6.50%)	03/30/2028			2,757	2,619	(e)(h)
WSHP FC Acquisition LLC		1st Lien Term Loan	12.00% (3M SOFR + 6.50%)	03/30/2028			19,314	18,349	(e)(f)
WSHP FC Acquisition LLC		1st Lien Delay Draw Loan	12.00% (3M SOFR + 6.50%)	03/30/2028			1,227	1,166	(e)(f)
WSHP FC Acquisition LLC		1st Lien Delay Draw Loan	12.00% (3M SOFR + 6.50%)	03/30/2028			5,711	5,424	(e)
								315,402		9.83%
Household and Personal Products
Beacon Wellness Brands, Inc.		1st Lien Revolving Loan		12/22/2027			—	—	(e)(h)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Beacon Wellness Brands, Inc.		1st Lien Term Loan	11.21% (1M SOFR + 5.75%)	12/22/2027			$1,654	$1,587	(e)(f)
Foundation Consumer Brands, LLC		1st Lien Revolving Loan		10/01/2026			—	—	(e)(h)
Foundation Consumer Brands, LLC		1st Lien Term Loan	11.79% (3M SOFR + 6.25%)	02/12/2027			4,481	4,481	(e)(f)
Foundation Consumer Brands, LLC		1st Lien Term Loan	11.75% (3M SOFR + 6.25%)	02/12/2027			7,454	7,454	(e)
Premier Specialties, Inc.		1st Lien Revolving Loan	12.46% (1M SOFR + 7.00%)	08/20/2027			77	69	(e)(h)
Premier Specialties, Inc.		1st Lien Term Loan	12.46% (1M SOFR + 7.00%)	08/20/2027			3,015	2,683	(e)(f)
Silk Holdings III Corp.		1st Lien Revolving Loan	11.35% (3M SOFR + 6.00%)	05/01/2029			1	1	(e)
Silk Holdings III Corp.		1st Lien Revolving Loan		05/01/2029			—	—	(e)(h)
Silk Holdings III Corp.		1st Lien Term Loan	13.10% (3M SOFR + 7.75%)	05/01/2029			3,977	3,977	(e)
Sunshine Luxembourg VII S.a r.l.	Luxembourg	1st Lien Term Loan	8.95% (3M SOFR + 3.50%)	10/01/2026			13,466	13,523
								33,775		1.05%
Insurance
Accession Risk Management Group, Inc.		1st Lien Revolving Loan		11/01/2029			—	—	(e)(h)
Accession Risk Management Group, Inc.		1st Lien Term Loan	11.03% (3M SOFR + 5.50%)	11/01/2029			3,869	3,792	(e)(f)
Accession Risk Management Group, Inc.		1st Lien Term Loan	11.00% (3M SOFR + 5.50%)	11/01/2029			45	44	(e)
Accession Risk Management Group, Inc.		1st Lien Delay Draw Loan	11.35% (3M SOFR + 6.00%)	11/01/2029			55	55	(e)(h)
Accession Risk Management Group, Inc.		1st Lien Delay Draw Loan	11.41% (1M SOFR + 6.00%)	11/01/2029			124	122	(e)
Acrisure, LLC		1st Lien Term Loan	9.89% (3M SOFR + 4.50%)	11/06/2030			249	249

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Alfred AcquiCo B.V.	Netherlands	1st Lien Term Loan	10.58% (1M EURIBOR + 6.75%)	09/17/2029			€2,000	$2,208	(e)(f)
Amynta Agency Borrower Inc. and Amynta Warranty Borrower Inc.		1st Lien Term Loan	9.61% (1M SOFR + 4.25%)	02/28/2028			231	231
AQ Sunshine, Inc.		1st Lien Revolving Loan		04/15/2027			—	—	(e)(h)
AQ Sunshine, Inc.		1st Lien Term Loan	11.75% (3M SOFR + 6.25%)	04/15/2027			4,969	4,869	(e)(f)
AQ Sunshine, Inc.		1st Lien Term Loan	11.75% (3M SOFR + 6.25%)	04/15/2027			1,701	1,667	(e)
AQ Sunshine, Inc.		1st Lien Term Loan	11.71% (6M SOFR + 6.25%)	04/15/2027			900	882	(e)
AQ Sunshine, Inc.		1st Lien Delay Draw Loan	11.75% (3M SOFR + 6.25%)	04/15/2027			8,195	8,031	(e)
AQ Sunshine, Inc.		1st Lien Delay Draw Loan	11.60% (3M SOFR + 6.25%)	04/15/2027			87	85	(e)(h)
AQ Sunshine, Inc.		1st Lien Delay Draw Loan		04/15/2027			—	—	(e)(h)
Ardonagh Midco 3 PLC	United Kingdom	1st Lien Term Loan	12.81% (6M SONIA + 7.25%)	07/14/2026			£1,491	1,901	(e)(f)(g)
Ardonagh Midco 3 PLC	United Kingdom	1st Lien Term Loan	11.20% (6M EURIBOR + 7.25%)	07/14/2026			€190	210	(e)(f)(g)
Ardonagh Midco 3 PLC	United Kingdom	1st Lien Delay Draw Loan	12.81% (6M SONIA + 7.25%)	07/14/2026			£312	397	(e)(g)
Ardonagh Midco 3 PLC	United Kingdom	1st Lien Delay Draw Loan	11.90% (6M SOFR + 6.00%)	07/14/2026			16,452	16,452	(e)(f)(g)
Ardonagh Midco 3 PLC	United Kingdom	1st Lien Delay Draw Loan	9.95% (6M EURIBOR + 6.00%)	07/14/2026			£1	1	(e)(g)
Ardonagh Midco 3 PLC	United Kingdom	1st Lien Delay Draw Loan	12.57% (6M SOFR + 6.75%)	07/14/2026			229	229	(e)(g)(h)
Broadstreet Partners, Inc.		1st Lien Term Loan	8.47% (1M SOFR + 3.00%)	01/27/2027			1,949	1,949
Captive Resources Midco, LLC		1st Lien Revolving Loan		07/03/2028			—	—	(e)(h)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Captive Resources Midco, LLC		1st Lien Term Loan	10.61% (1M SOFR + 5.25%)	07/01/2029			$1,312	$1,312	(e)(f)
CFCo, LLC		1st Lien Term Loan		09/13/2038			3,231	26	(e)(j)
Daylight Beta Parent LLC		1st Lien Term Loan	10.00%	09/12/2033			1,813	1,813	(e)(g)
DOXA Insurance Holdings, LLC		1st Lien Revolving Loan		12/20/2029			—	—	(e)(h)
DOXA Insurance Holdings, LLC		1st Lien Term Loan	10.87% (6M SOFR + 5.50%)	12/20/2030			1,256	1,230	(e)
DOXA Insurance Holdings, LLC		1st Lien Delay Draw Loan		12/20/2030			—	—	(e)(h)
Foundation Risk Partners, Corp.		1st Lien Revolving Loan		10/29/2027			—	—	(e)(h)
Foundation Risk Partners, Corp.		1st Lien Term Loan	11.45% (3M SOFR + 6.00%)	10/30/2028			19,101	19,101	(e)(f)
Foundation Risk Partners, Corp.		1st Lien Delay Draw Loan	11.45% (3M SOFR + 6.00%)	10/30/2028			14,894	14,894	(e)(h)
Foundation Risk Partners, Corp.		1st Lien Delay Draw Loan		10/30/2028			—	—	(e)(h)
Galway Borrower LLC		1st Lien Revolving Loan		09/30/2027			—	—	(e)(h)
Galway Borrower LLC		1st Lien Term Loan	10.70% (3M SOFR + 5.25%)	09/29/2028			11,966	11,727	(e)(f)
Higginbotham Insurance Agency, Inc.		1st Lien Delay Draw Loan	10.96% (1M SOFR + 5.50%)	11/24/2028			398	394	(e)(h)
High Street Buyer, Inc.		1st Lien Revolving Loan		04/16/2027			—	—	(e)(h)
High Street Buyer, Inc.		1st Lien Term Loan	11.25% (3M SOFR + 5.75%)	04/14/2028			4,687	4,687	(e)(f)
High Street Buyer, Inc.		1st Lien Delay Draw Loan	11.25% (3M SOFR + 5.75%)	04/14/2028			17,568	17,568	(e)(f)
High Street Buyer, Inc.		1st Lien Delay Draw Loan	11.00% (1M SOFR + 5.50%)	04/14/2028			6,350	6,350	(e)(h)
Hub International Limited		1st Lien Term Loan	9.37% (3M SOFR + 4.00%)	11/10/2029			2,517	2,526

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Hub International Limited		1st Lien Term Loan	9.66% (3M SOFR + 4.25%)	06/20/2030				$10,040	$10,078
Hyperion Refinance S.a.r.l.	Luxembourg	1st Lien Term Loan	8.75% (1M SOFR + 3.25%)	11/12/2027				2,005	2,007
Inszone Mid, LLC		1st Lien Revolving Loan		11/30/2029				—	—	(e)(h)
Inszone Mid, LLC		1st Lien Term Loan	11.11% (1M SOFR + 5.75%)	11/30/2029				2,068	2,027	(e)
Inszone Mid, LLC		1st Lien Delay Draw Loan	11.11% (1M SOFR + 5.75%)	11/30/2029				169	165	(e)(h)
Jewel Bidco Limited	United Kingdom	1st Lien Term Loan	12.05% (6M SONIA + 6.50%)	07/24/2028				£6,203	7,906	(e)(f)
Jewel Bidco Limited	United Kingdom	1st Lien Delay Draw Loan	12.06% (6M SONIA + 6.50%)	07/24/2028				£3,074	3,919	(e)(h)
JMG Group Investments Limited	United Kingdom	1st Lien Delay Draw Loan	11.35% (3M SONIA + 6.00%)	12/11/2028				£1,190	1,517	(e)(g)
JMG Group Investments Limited	United Kingdom	1st Lien Delay Draw Loan	11.35% (3M SONIA + 6.00%)	12/11/2028				£310	395	(e)(f)(g)
JMG Group Investments Limited	United Kingdom	1st Lien Delay Draw Loan	11.35% (3M SONIA + 6.00%)	12/11/2028				£1,488	1,897	(e)
JMG Group Investments Limited	United Kingdom	1st Lien Delay Draw Loan	11.58% (3M SONIA + 6.25%)	12/11/2028				£2,662	3,393	(e)(g)(h)
JMG Group Investments Limited	United Kingdom	1st Lien Delay Draw Loan		12/11/2028				£—	—	(e)(h)(i)
Keystone Agency Partners LLC		1st Lien Revolving Loan		05/03/2027				—	—	(e)(h)
Keystone Agency Partners LLC		1st Lien Term Loan	10.96% (6M SOFR + 5.50%)	05/03/2027				384	376	(e)
Keystone Agency Partners LLC		1st Lien Delay Draw Loan		05/03/2027				—	—	(e)(h)
LJo Finco AB	Sweden	1st Lien Revolving Loan		06/12/2030			SEK	—	—	(e)(h)
LJo Finco AB	Sweden	1st Lien Term Loan	10.52% (3M STIBOR + 6.50%)	09/12/2030			SEK	86,000	8,527	(e)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
LJo Finco AB	Sweden	1st Lien Delay Draw Loan		09/12/2030			SEK	—	$—	(e)(h)
Lucida Broking Holdings Limited	United Kingdom	1st Lien Term Loan	12.78% (6M SONIA + 7.25%)	06/06/2024				£1,000	1,274	(e)(f)
Lucida Broking Holdings Limited	United Kingdom	1st Lien Delay Draw Loan	12.83% (6M SONIA + 7.25%)	06/06/2024				£667	850	(e)(f)
Oakbridge Insurance Agency LLC		1st Lien Revolving Loan		11/01/2029				—	—	(e)(h)
Oakbridge Insurance Agency LLC		1st Lien Term Loan	11.09% (1M SOFR + 5.75%)	11/01/2029				1,290	1,264	(e)
Oakbridge Insurance Agency LLC		1st Lien Delay Draw Loan		11/01/2029				—	—	(e)(h)
Optio Group Limited	United Kingdom	1st Lien Delay Draw Loan	12.78% (6M SONIA + 7.25%)	03/16/2026				£360	459	(e)(f)
Optio Group Limited	United Kingdom	1st Lien Delay Draw Loan		03/16/2026				£280	357	(e)(g)
Patriot Growth Insurance Services, LLC		1st Lien Revolving Loan		10/16/2028				—	—	(e)(h)
Patriot Growth Insurance Services, LLC		1st Lien Term Loan	11.00% (3M SOFR + 5.50%)	10/16/2028				1,774	1,739	(e)(f)
People Corporation	Canada	1st Lien Revolving Loan	11.74% (3M CDOR + 6.25%)	02/18/2027			CAD	735	555	(e)(h)
People Corporation	Canada	1st Lien Term Loan	11.75% (3M CDOR + 6.25%)	02/18/2028			CAD	7,022	5,299	(e)(f)
People Corporation	Canada	1st Lien Delay Draw Loan	11.75% (3M CDOR + 6.25%)	02/18/2028			CAD	2,292	1,730	(e)
People Corporation	Canada	1st Lien Delay Draw Loan	11.25% (3M CDOR + 5.75%)	02/18/2028			CAD	4,072	3,073	(e)
People Corporation	Canada		11.50% (3M CDOR + 6.00%)	02/18/2028			CAD	149	113	(e)(h)
Project Hammond Bidco Limited	United Kingdom	1st Lien Term Loan	10.56% (3M SONIA + 5.25%)	12/04/2028				£1,750	2,230	(e)(f)(g)
Project Hammond Bidco Limited	United Kingdom	1st Lien Delay Draw Loan	10.56% (3M SONIA + 5.25%)	12/04/2028				£438	558	(e)(g)(h)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
SageSure Holdings, LLC		2nd Lien Term Loan	11.36% (3M SOFR + 5.75%)	01/28/2028				$5,533	$5,532	(e)(f)(g)
SageSure Holdings, LLC		2nd Lien Delay Draw Loan	11.36% (3M SOFR + 5.75%)	01/28/2028				84	84	(e)(g)(h)
SCM Insurance Services Inc.	Canada	1st Lien Revolving Loan		08/29/2025			CAD	—	—	(e)(h)
SCM Insurance Services Inc.	Canada	1st Lien Term Loan	11.70% (3M CDOR + 6.25%)	08/29/2025			CAD	156	118	(e)(f)
SelectQuote, Inc.		1st Lien Term Loan	14.96% (1M SOFR + 9.50%)	11/05/2024				7,130	6,559	(e)(g)
Seventeen Group Limited	United Kingdom	1st Lien Term Loan	11.60% (6M SONIA + 6.25%)	07/26/2028				£455	580	(e)(f)(g)
Seventeen Group Limited	United Kingdom	1st Lien Delay Draw Loan	11.58% (6M SONIA + 6.25%)	07/26/2028				£36	46	(e)(g)(h)
SG Acquisition, Inc.		1st Lien Term Loan	10.98% (3M SOFR + 5.50%)	01/27/2027				2,730	2,730	(e)(f)
Spitfire Bidco Limited	United Kingdom	1st Lien Term Loan	12.98% (6M SOFR + 7.25%)	09/28/2029				14,960	14,960	(e)(f)
Spitfire Bidco Limited	United Kingdom	1st Lien Delay Draw Loan		09/28/2029				£—	—	(e)(h)
Spring Insurance Solutions, LLC		1st Lien Term Loan	12.72% (3M SOFR + 7.00%)	11/24/2025				3,393	3,020	(e)(f)
Spring Insurance Solutions, LLC		1st Lien Delay Draw Loan	12.72% (3M SOFR + 7.00%)	11/24/2025				578	514	(e)
Staysure Bidco Limited	United Kingdom	1st Lien Delay Draw Loan	12.60% (3M SONIA + 7.25%)	07/01/2025				£1,000	1,275	(e)
USI, Inc.		1st Lien Term Loan	8.35% (3M SOFR + 3.00%)	11/22/2029				7,114	7,119
USI, Inc.		1st Lien Term Loan	8.64% (3M SOFR + 3.25%)	09/27/2030				6,723	6,726
World Insurance Associates, LLC		1st Lien Revolving Loan		04/03/2028				—	—	(e)(h)
World Insurance Associates, LLC		1st Lien Delay Draw Loan		04/03/2028				—	—	(e)(h)
									235,973		7.35%

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Materials
ASP-r-pac Acquisition Co LLC		1st Lien Revolving Loan		12/29/2027			$—	$—	(e)(h)
ASP-r-pac Acquisition Co LLC		1st Lien Term Loan	11.64% (3M SOFR + 6.00%)	12/29/2027			6,135	5,951	(e)(f)
Charter Next Generation, Inc.		1st Lien Term Loan	9.22% (1M SOFR + 3.75%)	12/01/2027			9,154	9,186
Coyote Buyer, LLC		1st Lien Revolving Loan		02/06/2025			—	—	(e)(h)
Coyote Buyer, LLC		1st Lien Term Loan	11.53% (3M SOFR + 6.00%)	02/06/2026			20,063	20,062	(e)(f)
Coyote Buyer, LLC		1st Lien Term Loan	13.54% (3M SOFR + 8.00%)	08/06/2026			4,892	4,892	(e)(f)
Nelipak European Holdings Cooperatief U.A.	Netherlands	1st Lien Revolving Loan	8.33% (1M EURIBOR + 4.50%)	07/02/2026			€130	143	(e)(h)
Nelipak European Holdings Cooperatief U.A.	Netherlands	1st Lien Term Loan	8.45% (3M EURIBOR + 4.50%)	07/02/2026			€791	874	(e)(f)
Nelipak Holding Company		1st Lien Revolving Loan	9.71% (1M SOFR + 4.25%)	07/02/2026			165	165	(e)(h)
Nelipak Holding Company		1st Lien Term Loan	9.78% (3M SOFR + 4.25%)	07/02/2026			2,908	2,909	(e)(f)
Novipax Buyer, L.L.C.		1st Lien Term Loan	12.21% (1M SOFR + 6.75%)	12/01/2026			4,147	3,981	(e)(f)
Novipax Buyer, L.L.C.		1st Lien Term Loan	12.21% (1M SOFR + 6.75%)	12/01/2026			248	237	(e)
PAKNK Netherlands Treasury B.V.	Netherlands	1st Lien Term Loan	8.45% (3M EURIBOR + 4.50%)	07/02/2026			€5,146	5,681	(e)(f)
Plaskolite PPC Intermediate II LLC		1st Lien Term Loan	9.64% (3M SOFR + 4.00%)	12/15/2025			8,267	7,871	(f)
Plaskolite PPC Intermediate II LLC		2nd Lien Term Loan	12.89% (3M SOFR + 7.25%)	12/14/2026			2,960	2,812	(e)(f)
Polymer Solutions Group, LLC		1st Lien Term Loan	9.97% (3M SOFR + 4.50%)	11/26/2026			645	645	(e)(f)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Precision Concepts Canada Corporation	Canada	1st Lien Term Loan	11.95 (3M SOFR + 6.50%)%	01/12/2026			$621	$614	(e)(f)
Precision Concepts International LLC		1st Lien Revolving Loan		01/12/2026			—	—	(e)(h)
Precision Concepts International LLC		1st Lien Term Loan	11.95% (3M SOFR + 6.50%)	01/12/2026			4,819	4,770	(e)(f)
Pregis TopCo LLC		1st Lien Term Loan	9.11% (1M SOFR + 3.75%)	07/31/2026			5,968	5,977
Pretium PKG Holdings, Inc.		1st Lien Term Loan	10.35% (3M SOFR + 5.00%)	10/02/2028			1,860	1,819
Pretium PKG Holdings, Inc.		1st Lien Term Loan	9.99% (3M SOFR + 4.60%)	10/02/2028			7,832	6,083
Trident TPI Holdings, Inc.		1st Lien Term Loan	9.61% (3M SOFR + 4.00%)	09/15/2028			8,607	8,566
Vobev, LLC		1st Lien Revolving Loan	10.49% (6M SOFR + 5.00%)	04/20/2028			1	1	(e)(h)
Vobev, LLC		1st Lien Term Loan	13.23% (3M SOFR + 7.75%)	04/20/2028			12,491	10,242	(e)
Vobev, LLC		1st Lien Delay Draw Loan	12.48% (1M SOFR + 7.00%)	04/20/2028			2,195	1,800	(e)(g)(h)
								105,281		3.28%
Media and Entertainment
3 Step Sports LLC		1st Lien Revolving Loan	13.33% (3M SOFR + 8.00%)	10/02/2028			31	30	(e)(h)
3 Step Sports LLC		1st Lien Term Loan	13.47% (3M SOFR + 8.00%)	10/02/2029			1,923	1,846	(e)(g)
3 Step Sports LLC		1st Lien Delay Draw Loan	13.46% (6M SOFR + 8.00%)	10/02/2029			219	210	(e)(g)(h)
Aventine Intermediate LLC		1st Lien Term Loan	11.47% (3M SOFR + 6.00%)	06/18/2027			2,321	2,181	(e)(f)(g)
Aventine Intermediate LLC		1st Lien Delay Draw Loan	11.47% (3M SOFR + 6.00%)	06/18/2027			871	819	(e)(g)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
AVSC Holding Corp.		1st Lien Term Loan	10.96% (1M SOFR + 5.50%)	10/15/2026				$1,900	$1,856	(g)
CC Globe Holding II A/S	Denmark	1st Lien Term Loan	11.14% (3M CIBOR + 7.25%)	03/31/2028			DKK	19,796	2,932	(e)(f)(g)
CC Globe Holding II A/S	Denmark	1st Lien Term Loan	11.23% (6M CIBOR + 7.25%)	03/31/2028			DKK	18,316	2,712	(e)
CC Globe Holding II A/S	Denmark	1st Lien Delay Draw Loan	11.14% (3M CIBOR + 7.25%)	03/31/2028			DKK	11,149	1,651	(e)(g)
CC Globe Holding II A/S	Denmark	1st Lien Delay Draw Loan		03/31/2028			DKK	—	—	(e)(h)
Creative Artists Agency, LLC		1st Lien Term Loan	8.86% (1M SOFR + 3.50%)	11/27/2028				6,950	6,974
Diamond Sports Group, LLC		2nd Lien Term Loan		08/24/2026				1,093	43	(j)
Global Music Rights, LLC		1st Lien Revolving Loan		08/27/2027				—	—	(e)(h)
Global Music Rights, LLC		1st Lien Term Loan	11.20% (3M SOFR + 5.75%)	08/28/2028				4,917	4,917	(e)(f)
MailSouth, Inc.		1st Lien Term Loan		04/23/2024				2,482	274	(e)(j)
Production Resource Group, LLC		1st Lien Term Loan	13.96% (1M SOFR + 8.50%)	08/21/2024				858	858	(e)
Production Resource Group, LLC		1st Lien Delay Draw Loan	12.96% (1M SOFR + 7.50%)	08/21/2024				470	470	(e)
Professional Fighters League, LLC		1st Lien Term Loan	12.00%	01/20/2026				690	690	(e)
Professional Fighters League, LLC		2nd Lien Delay Draw Loan	14.00%	01/20/2026				7	6	(e)
Storm Investment S.a.r.l.	Luxembourg	1st Lien Term Loan	3.75%	06/22/2029				€9,193	10,149	(e)
William Morris Endeavor Entertainment, LLC (IMG Worldwide Holdings, LLC)		1st Lien Term Loan	8.22% (1M SOFR + 2.75%)	05/18/2025				15,212	15,241
									53,859		1.68%

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Pharmaceuticals, Biotechnology and Life Sciences
ADMA Biologics, Inc.		1st Lien Revolving Loan	9.13% (3M SOFR + 3.75%)	12/20/2027			$1	$1	(e)
ADMA Biologics, Inc.		1st Lien Term Loan	11.88% (6M SOFR + 6.50%)	12/20/2027			900	889	(e)
AI Sirona (Luxembourg) Acquisition S.a.r.l.	Luxembourg	1st Lien Term Loan	8.84% (1M EURIBOR + 5.00%)	09/30/2028			€7,000	7,726
Alcami Corporation		1st Lien Revolving Loan		12/21/2028			—	—	(e)(h)
Alcami Corporation		1st Lien Term Loan	12.46% (1M SOFR + 7.00%)	12/21/2028			203	203	(e)
Alcami Corporation		1st Lien Delay Draw Loan		12/21/2028			—	—	(e)(h)
Aspire Bidco Limited	Jersey	1st Lien Term Loan	12.21% (3M SONIA + 6.90%)	09/04/2028			£7,777	9,913	(e)(f)(g)
Aspire Bidco Limited	Jersey	1st Lien Delay Draw Loan	12.21% (3M SONIA + 6.90%)	09/04/2028			£647	825	(e)(g)(h)
Bamboo US BidCo LLC		1st Lien Revolving Loan		10/01/2029			—	—	(e)(h)
Bamboo US BidCo LLC		1st Lien Term Loan	11.38% (3M SOFR + 6.00%)	09/30/2030			2,603	2,525	(e)(g)
Bamboo US BidCo LLC		1st Lien Term Loan	9.95% (3M EURIBOR + 6.00%)	09/30/2030			€2,085	2,233	(e)(g)
Bamboo US BidCo LLC		1st Lien Delay Draw Loan	11.38% (1M SOFR + 6.00%)	09/30/2030			28	27	(e)(g)(h)
Catalent Pharma Solutions, Inc.		1st Lien Term Loan	8.36% (1M SOFR + 3.00%)	02/22/2028			6,000	6,000	(e)
Cheplapharm Arzneimittel GmbH	Germany	1st Lien Term Loan		02/22/2029			€6,875	7,568	(i)
Cobalt Buyer Sub, Inc.		1st Lien Revolving Loan	11.47% (1M SOFR + 6.00%)	10/01/2027			382	378	(e)(h)
Cobalt Buyer Sub, Inc.		1st Lien Term Loan	11.47% (1M SOFR + 6.00%)	10/02/2028			7,278	7,206	(e)(f)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Cobalt Buyer Sub, Inc.		1st Lien Term Loan	11.47% (1M SOFR + 6.00%)	10/02/2028			$2,524	$2,498	(e)
Cobalt Buyer Sub, Inc.		1st Lien Delay Draw Loan	11.47% (1M SOFR + 6.00%)	10/02/2028			2,440	2,416	(e)
Da Vinci Purchaser Corp.		1st Lien Term Loan	9.47% (1M SOFR + 4.00%)	01/08/2027			5,108	5,112
Grifols Worldwide Operations USA, Inc.		1st Lien Term Loan	7.54% (3M SOFR + 2.00%)	11/15/2027			13	13
NMC Skincare Intermediate Holdings II, LLC		1st Lien Revolving Loan	11.46% (1M SOFR + 6.00%)	11/02/2026			36	34	(e)(h)
NMC Skincare Intermediate Holdings II, LLC		1st Lien Term Loan	11.44% (1M SOFR + 6.00%)	11/02/2026			2,193	2,084	(e)(f)
NMC Skincare Intermediate Holdings II, LLC		1st Lien Delay Draw Loan	11.44% (1M SOFR + 6.00%)	11/02/2026			618	587	(e)
North American Science Associates, LLC		1st Lien Revolving Loan	10.03% (3M SOFR + 4.50%)	03/15/2027			1	1	(e)
North American Science Associates, LLC		1st Lien Term Loan	11.28% (3M SOFR + 5.75%)	09/15/2027			10,974	10,974	(e)(f)
North American Science Associates, LLC		1st Lien Delay Draw Loan	11.28% (3M SOFR + 5.75%)	09/15/2027			986	986	(e)(f)
North American Science Associates, LLC		1st Lien Delay Draw Loan	11.28% (3M SOFR + 5.75%)	09/15/2027			901	901	(e)
Solar Bidco Limited	United Kingdom	1st Lien Delay Draw Loan	9.69% (3M EURIBOR + 5.75%)	11/23/2029			£393	500	(e)(g)(h)
Verista, Inc.		1st Lien Revolving Loan	11.38% (3M SOFR + 6.00%)	02/16/2027			333	323	(e)(h)
Verista, Inc.		1st Lien Term Loan	11.39% (3M SOFR + 6.00%)	02/16/2027			8,927	8,659	(e)(f)
Verista, Inc.		1st Lien Delay Draw Loan	11.39% (3M SOFR + 6.00%)	02/16/2027			1,832	1,777	(e)
WCI-BXC Purchaser, LLC		1st Lien Revolving Loan		11/06/2029			—	—	(e)(h)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
WCI-BXC Purchaser, LLC		1st Lien Term Loan	11.64% (6M SOFR + 6.25%)	11/06/2030			$768	$748	(e)
								83,107		2.59%
Real Estate Management and Development
285 Mezz LLC		1st Lien Delay Draw Loan		04/05/2024			4,972	4,117	(e)(j)
285 Schermerhorn LLC		1st Lien Delay Draw Loan		04/05/2024			3,916	3,243	(e)(h)(j)
Odevo AB	Sweden	1st Lien Term Loan	11.23% (3M SONIA + 5.88%)	12/21/2028			€6,948	7,670	(e)(f)
Odevo AB	Sweden	1st Lien Delay Draw Loan	11.36% (3M SOFR + 5.88%)	12/21/2028			€10,285	11,354	(e)
Odevo AB	Sweden	1st Lien Delay Draw Loan	12.20% (1M SOFR + 6.63%)	12/21/2028			€2,778	3,066	(e)(h)
								29,450		0.92%
Software and Services
Access CIG, LLC		1st Lien Term Loan	10.39% (3M SOFR + 5.00%)	08/18/2028			1,347	1,347
Activate holdings (US) Corp.		1st Lien Revolving Loan	12.10% (3M SOFR + 6.75%)	07/27/2029			116	113	(e)(h)
Activate holdings (US) Corp.		1st Lien Term Loan	12.10% (3M SOFR + 6.75%)	07/29/2030			10,996	10,886	(e)
AffiniPay Midco, LLC		1st Lien Revolving Loan		06/09/2028			—	—	(e)(h)
AffiniPay Midco, LLC		1st Lien Term Loan	10.88% (3M SOFR + 5.50%)	06/09/2028			9,568	9,568	(e)(f)
AffiniPay Midco, LLC		1st Lien Term Loan	10.86% (1M SOFR + 5.50%)	06/09/2028			9,388	9,388	(e)(f)
AffiniPay Midco, LLC		1st Lien Term Loan	10.88% (6M SOFR + 5.50%)	06/09/2028			296	296	(e)
AffiniPay Midco, LLC		1st Lien Delay Draw Loan	10.86% (3M SOFR + 5.50%)	06/09/2028			1,334	1,334	(e)
Anaplan, Inc.		1st Lien Revolving Loan		06/21/2028			—	—	(e)(h)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Anaplan, Inc.		1st Lien Term Loan	11.85% (3M SOFR + 6.50%)	06/21/2029			$5,991	$5,991	(e)(f)
Anaqua Parent Holdings, Inc.		1st Lien Revolving Loan		10/10/2025			—	—	(e)(h)
Anaqua Parent Holdings, Inc.		1st Lien Term Loan	9.45% (6M EURIBOR + 5.50%)	04/10/2026			€652	719	(e)
Anaqua Parent Holdings, Inc.		1st Lien Term Loan	10.79% (3M SOFR + 5.25%)	04/10/2026			1,763	1,763	(e)(f)
Anaqua Parent Holdings, Inc.		1st Lien Term Loan	10.88% (3M SOFR + 5.25%)	04/10/2026			1,956	1,956	(e)(f)(g)
Anaqua Parent Holdings, Inc.		1st Lien Delay Draw Loan	10.88% (6M SOFR + 5.25%)	04/10/2026			281	281	(e)(g)
APG Intermediate Holdings Corporation		1st Lien Revolving Loan	10.60% (3M SOFR + 5.25%)	01/03/2025			—	—	(e)(h)
APG Intermediate Holdings Corporation		1st Lien Term Loan	10.75% (3M SOFR + 5.25%)	01/03/2025			977	977	(e)
APG Intermediate Holdings Corporation		1st Lien Delay Draw Loan	10.76% (3M SOFR + 5.25%)	01/03/2025			58	58	(e)
Applied Systems, Inc.		1st Lien Term Loan	9.85% (3M SOFR + 4.50%)	09/18/2026			3,901	3,915
Appriss Health, LLC		1st Lien Revolving Loan		05/06/2027			—	—	(e)(h)
Appriss Health, LLC		1st Lien Term Loan	12.32% (3M SOFR + 6.75%)	05/06/2027			2,883	2,883	(e)
Aptean Acquiror Inc.		1st Lien Term Loan	9.71% (1M SOFR + 4.25%)	04/23/2026			12,888	12,850	(f)
Aptean Acquiror Inc.		2nd Lien Term Loan	12.46% (1M SOFR + 7.00%)	04/23/2027			3,570	3,571	(e)(f)
Asurion, LLC		1st Lien Term Loan	8.72% (1M SOFR + 3.25%)	12/23/2026			5,987	5,967
Asurion, LLC		1st Lien Term Loan	8.72% (1M SOFR + 3.25%)	07/31/2027			2,081	2,063

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Asurion, LLC		1st Lien Term Loan	9.71% (1M SOFR + 4.25%)	08/19/2028			$4,744	$4,721
Asurion, LLC		2nd Lien Term Loan	10.72% (1M SOFR + 5.25%)	01/31/2028			570	542
Asurion, LLC		2nd Lien Term Loan	10.72% (1M SOFR + 5.25%)	01/20/2029			5,000	4,702
Avaya Inc.		1st Lien Term Loan	13.86% (1M SOFR + 8.50%)	08/01/2028			922	811	(g)
Banyan Software Holdings, LLC		1st Lien Revolving Loan	10.96% (1M SOFR + 5.50%)	10/30/2025			1	1	(e)(h)
Banyan Software Holdings, LLC		1st Lien Term Loan	12.46% (1M SOFR + 7.00%)	10/30/2026			3,485	3,484	(e)(f)
Banyan Software Holdings, LLC		1st Lien Delay Draw Loan	12.46% (1M SOFR + 7.00%)	10/30/2026			1,496	1,496	(e)(f)
Banyan Software Holdings, LLC		1st Lien Delay Draw Loan	12.46% (1M SOFR + 7.00%)	10/30/2026			3,558	3,558	(e)
Banyan Software Holdings, LLC		1st Lien Delay Draw Loan	12.71% (1M SOFR + 7.25%)	10/30/2026			124	124	(e)(h)
BCTO IGNITION PURCHASER, INC.		1st Lien Term Loan	14.40% (3M SOFR + 9.00%)	10/19/2030			867	849	(e)
Bobcat Purchaser, LLC		1st Lien Revolving Loan		06/17/2030			—	—	(e)(h)
Bobcat Purchaser, LLC		1st Lien Term Loan	11.59% (3M SOFR + 6.25%)	06/17/2030			2,954	2,954	(e)
Bobcat Purchaser, LLC		1st Lien Delay Draw Loan	11.60% (3M SOFR + 6.25%)	06/17/2030			999	999	(e)
Bottomline Technologies, Inc. and Legal Spend Holdings, LLC		1st Lien Revolving Loan		05/15/2028			—	—	(e)(h)
Bottomline Technologies, Inc. and Legal Spend Holdings, LLC		1st Lien Term Loan	10.61% (1M SOFR + 5.25%)	05/14/2029			17,984	17,984	(e)(f)
Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Bottomline Technologies, Inc. and Legal Spend Holdings, LLC		1st Lien Term Loan	11.11% (1M SOFR + 5.75%)	05/14/2029				$732	$732	(e)
Businessolver.com, Inc.		1st Lien Term Loan	10.93% (1M SOFR + 5.50%)	12/01/2027				4,228	4,227	(e)(f)
Businessolver.com, Inc.		1st Lien Delay Draw Loan	10.93% (1M SOFR + 5.50%)	12/01/2027				97	97	(e)(h)
BYJU's Alpha, Inc.		1st Lien Term Loan		11/24/2026				4,406	1,528	(j)
Capnor Connery Bidco A/S	Denmark	1st Lien Term Loan	10.72% (1M EURIBOR + 6.88%)	04/30/2026				€2,954	3,262	(e)(f)
Capnor Connery Bidco A/S	Denmark	1st Lien Term Loan	10.88% (1M STIBOR + 6.88%)	04/30/2026			SEK	4,210	417	(e)(f)
Capnor Connery Bidco A/S	Denmark	1st Lien Term Loan	11.42% (1M NIBOR + 6.88%)	04/30/2026			NOK	2,551	251	(e)(f)
Capnor Connery Bidco A/S	Denmark	1st Lien Delay Draw Loan	10.75% (1M CIBOR + 6.88%)	04/30/2026			DKK	22,065	3,267	(e)(f)
Capnor Connery Bidco A/S	Denmark	1st Lien Delay Draw Loan	10.94% (1M STIBOR + 6.88%)	04/30/2026			DKK	9,643	1,428	(e)(h)
Cardinal Parent, Inc.		1st Lien Revolving Loan	12.00 (PRIME + 3.50%)%	11/12/2025				1	1	(e)(h)
Cardinal Parent, Inc.		2nd Lien Term Loan	13.25% (3M SOFR + 7.75%)	11/13/2028				9,269	9,083	(e)(f)
Cloud Software Group, Inc.		1st Lien Revolving Loan		09/30/2027				—	—	(e)(h)
Cloud Software Group, Inc.		1st Lien Term Loan	9.99% (3M SOFR + 4.50%)	03/30/2029				19,531	19,040
Compusoft US LLC		1st Lien Term Loan	11.25% (3M SOFR + 5.75%)	05/26/2028				836	819	(e)
Compusoft US LLC		1st Lien Term Loan	11.25% (3M SOFR + 5.75%)	05/26/2028				1,719	1,685	(e)(f)
Confirmasoft AB	Sweden	1st Lien Delay Draw Loan	11.46% (3M NIBOR + 6.75%)	06/03/2027				€1,502	1,658	(e)(h)
Confirmasoft AB	Sweden	1st Lien Delay Draw Loan	10.71% (3M EURIBOR + 6.75%)	06/03/2027				€1,995	2,202	(e)(f)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Confirmasoft AB	Sweden	1st Lien Delay Draw Loan	10.93% (3M EURIBOR + 7.00%)	06/03/2027			€53	$59	(e)(h)
Conservice Midco, LLC		2nd Lien Term Loan	13.21% (1M SOFR + 7.75%)	05/15/2028			25,955	25,955	(e)(f)
Consilio Midco Limited	United Kingdom	1st Lien Revolving Loan	11.25% (3M SOFR + 5.75%)	05/26/2028			101	99	(e)(h)
Consilio Midco Limited	United Kingdom	1st Lien Term Loan	11.25% (3M SOFR + 5.75%)	05/26/2028			6,720	6,586	(e)(f)
Consilio Midco Limited	United Kingdom	1st Lien Term Loan	10.19% (3M EURIBOR + 6.25%)	05/26/2028			€1,984	2,168	(e)(f)
Consilio Midco Limited	United Kingdom	1st Lien Term Loan	11.25% (3M SOFR + 5.75%)	05/26/2028			1,684	1,651	(e)
Consilio Midco Limited	United Kingdom	1st Lien Term Loan	10.19% (3M EURIBOR + 6.25%)	05/26/2028			€171	187	(e)
Consilio Midco Limited	United Kingdom	1st Lien Delay Draw Loan	10.19% (3M EURIBOR + 6.25%)	05/26/2028			€69	75	(e)(h)
Consilio Midco Limited	United Kingdom	1st Lien Delay Draw Loan	10.20% (3M EURIBOR + 6.25%)	05/26/2028			€31	34	(e)
Cority Software (USA) Inc.		1st Lien Term Loan	10.39% (3M SOFR + 5.00%)	07/02/2026			1,605	1,605	(e)(f)
Cority Software (USA) Inc.		1st Lien Term Loan	12.39% (3M SOFR + 7.00%)	07/02/2026			137	137	(e)(f)
Cority Software (USA) Inc.		1st Lien Term Loan	11.39% (3M SOFR + 6.00%)	07/02/2026			905	905	(e)
Cority Software Inc.	Canada	1st Lien Revolving Loan		07/02/2025			—	—	(e)(h)
Cority Software Inc.	Canada	1st Lien Term Loan	10.39% (3M SOFR + 5.00%)	07/02/2026			1,834	1,834	(e)(f)
Cornerstone OnDemand, Inc.		1st Lien Revolving Loan		10/15/2026			—	—	(e)(h)
Cornerstone OnDemand, Inc.		2nd Lien Term Loan	11.97% (1M SOFR + 6.50%)	10/15/2029			17,522	16,821	(e)
Coupa Holdings, LLC		1st Lien Revolving Loan		02/27/2029			—	—	(e)(h)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Coupa Holdings, LLC		1st Lien Term Loan	12.86% (1M SOFR + 7.50%)	02/27/2030			$229	$229	(e)
Coupa Holdings, LLC		1st Lien Delay Draw Loan		02/27/2030			—	—	(e)(h)
Datix Bidco Limited	United Kingdom	1st Lien Term Loan	9.94% (6M SOFR + 4.50%)	04/28/2025			3,009	3,009	(e)(f)
Datix Bidco Limited	United Kingdom	2nd Lien Term Loan	13.19% (6M SOFR + 7.75%)	04/27/2026			1,884	1,884	(e)
Datix Bidco Limited	United Kingdom	1st Lien Delay Draw Loan	9.94% (6M SOFR + 4.50%)	04/28/2025			—	—	(e)
DCert Buyer, Inc.		1st Lien Term Loan	9.36% (1M SOFR + 4.00%)	10/16/2026			10,817	10,704	(f)
DCert Buyer, Inc.		2nd Lien Term Loan	12.36% (1M SOFR + 7.00%)	02/16/2029			5,691	5,634	(e)(f)
Denali Holdco LLC		1st Lien Revolving Loan		09/15/2027			—	—	(e)(h)
Denali Holdco LLC		1st Lien Term Loan	10.96% (1M SOFR + 5.50%)	09/15/2027			4,142	4,142	(e)(f)
Denali Holdco LLC		1st Lien Delay Draw Loan	11.04% (3M SOFR + 5.50%)	09/15/2027			87	87	(e)(h)
Diligent Corporation		1st Lien Revolving Loan	11.76% (3M SOFR + 6.25%)	08/04/2025			277	277	(e)(h)
Diligent Corporation		1st Lien Term Loan	11.78% (3M SOFR + 6.25%)	08/04/2025			2,989	2,989	(e)(f)
Diligent Corporation		1st Lien Term Loan	11.28% (3M SOFR + 5.75%)	08/04/2025			2,211	2,210	(e)(f)
Diligent Corporation		1st Lien Term Loan	11.78% (3M SOFR + 6.25%)	08/04/2025			478	478	(e)
Doxim Inc.		1st Lien Term Loan	13.46% (1M SOFR + 8.00%)	05/31/2026			6,170	6,170	(e)(f)
Doxim Inc.		1st Lien Term Loan	12.46% (1M SOFR + 7.00%)	05/31/2026			811	803	(e)(f)
Doxim Inc.		1st Lien Term Loan	12.21% (1M SOFR + 6.75%)	05/31/2026			3,353	3,320	(e)(f)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Doxim Inc.		First Lien Last Out Term Loan	11.86% (1M SOFR + 6.40%)	05/31/2026				$710	$703	(e)(f)
Doxim Inc.		First Lien Last Out Delay Draw SOFR + Loan	11.86% (1M 6.40%)	05/31/2026				325	322	(e)
DS Admiral Bidco, LLC		1st Lien Revolving Loan	11.85% (3M SOFR + 6.50%)	03/16/2026				72	72	(e)(h)
DS Admiral Bidco, LLC		1st Lien Term Loan	11.85% (3M SOFR + 6.50%)	03/16/2028				2,377	2,377	(e)(f)
Dye & Durham Corporation	Canada	1st Lien Revolving Loan	11.20% (3M CDOR + 5.75%)	12/03/2026			CAD	664	501	(e)(h)
Dye & Durham Corporation	Canada	1st Lien Term Loan	11.21% (3M CDOR + 5.75%)	12/03/2027			CAD	6,711	5,065	(e)(f)
Dye & Durham Corporation	Canada	1st Lien Delay Draw Loan	11.21% (3M CDOR + 5.75%)	12/03/2027			CAD	1,496	1,129	(e)
Echo Purchaser, Inc.		1st Lien Revolving Loan	10.86% (3M SOFR + 5.50%)	11/19/2029				9	8	(e)(g)(h)
Echo Purchaser, Inc.		1st Lien Term Loan	10.87% (6M SOFR + 5.50%)	11/19/2029				1,845	1,808	(e)(g)
Echo Purchaser, Inc.		1st Lien Delay Draw Loan		11/19/2029				—	—	(e)(g)(h)
Elemica Parent, Inc.		1st Lien Revolving Loan	11.03% (3M SOFR + 5.50%)	09/18/2025				479	464	(e)
Elemica Parent, Inc.		1st Lien Term Loan	11.03% (3M SOFR + 5.50%)	09/18/2025				3,633	3,633	(e)(f)
Elemica Parent, Inc.		1st Lien Delay Draw Loan	11.03% (3M SOFR + 5.50%)	09/18/2025				2,760	2,760	(e)(f)
Enigma Acquisition B.V.	Netherlands	1st Lien Delay Draw Loan	11.64% (6M EURIBOR + 7.50%)	01/26/2028				€4,291	4,737	(e)(f)
Enverus Holdings, Inc.		1st Lien Revolving Loan		12/24/2029				—	—	(e)(h)
Enverus Holdings, Inc.		1st Lien Term Loan	10.86% (6M SOFR + 5.50%)	12/24/2029				8,762	8,587	(e)
Enverus Holdings, Inc.		1st Lien Delay Draw Loan		12/24/2029				—	—	(e)(h)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Epicor Software Corporation		1st Lien Term Loan	8.72% (1M SOFR + 3.25%)	07/30/2027				$7,035	$7,053
eResearch Technology, Inc.		1st Lien Term Loan	9.97% (1M SOFR + 4.50%)	02/04/2027				997	995	(f)
eResearch Technology, Inc.		2nd Lien Term Loan	13.46% (1M SOFR + 8.00%)	02/04/2028				9,193	9,192	(e)(f)
eResearch Technology, Inc.		2nd Lien Delay Draw Loan	13.46% (1M SOFR + 8.00%)	02/04/2028				672	672	(e)
ESHA Research, LLC		1st Lien Revolving Loan	11.73% (6M SOFR + 6.25%)	06/08/2028				55	53	(e)(h)
ESHA Research, LLC		1st Lien Term Loan	11.76% (3M SOFR + 6.25%)	06/08/2028				480	466	(e)(f)
ExtraHop Networks, Inc.		1st Lien Term Loan	12.96% (1M SOFR + 7.50%)	07/22/2027				2,000	2,000	(e)
ExtraHop Networks, Inc.		1st Lien Delay Draw Loan	12.96% (1M SOFR + 7.50%)	07/22/2027				622	622	(e)(h)
ExtraHop Networks, Inc.		1st Lien Delay Draw Loan		07/22/2027				—	—	(e)(h)
Finastra USA, Inc.		1st Lien Revolving Loan		09/13/2029				—	—	(e)(h)
Finastra USA, Inc.		1st Lien Term Loan	12.71% (3M SOFR + 7.25%)	09/13/2029				18,908	18,719	(e)
Flexential Topco Corporation		1st Lien Revolving Loan	12.00 (Fixed + 26.00%)%	08/25/2027				2,400	2,560	(e)(h)
Flexera Software LLC		1st Lien Term Loan	9.22% (1M SOFR + 3.75%)	03/03/2028				6,844	6,830
Gainwell Acquisition Corp.		1st Lien Term Loan	9.45% (3M SOFR + 4.00%)	10/01/2027				6,953	6,745
Gilfoyle Bidco AB	Sweden	1st Lien Term Loan	13.16% (6M STIBOR + 9.00%)	09/04/2028			SEK	63,007	6,059	(e)(g)
Gilfoyle Bidco AB	Sweden	1st Lien Delay Draw Loan	13.16% (6M STIBOR + 9.00%)	09/04/2028			SEK	10,699	1,029	(e)(g)(h)
GraphPAD Software, LLC		1st Lien Revolving Loan	13.50% (PRIME + 5.00%)	04/27/2027				1	1	(e)(h)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
GraphPAD Software, LLC		1st Lien Term Loan	11.72% (6M SOFR + 6.00%)	04/27/2027			$4,626	$4,626	(e)(f)
GraphPAD Software, LLC		1st Lien Term Loan	11.19% (3M SOFR + 5.50%)	04/27/2027			1	1	(e)(f)
GraphPAD Software, LLC		1st Lien Term Loan	11.22% (3M SOFR + 5.50%)	04/27/2027			1,103	1,092	(e)(f)
GraphPAD Software, LLC		1st Lien Term Loan	11.13% (6M SOFR + 5.50%)	04/27/2027			855	846	(e)(f)
GraphPAD Software, LLC		1st Lien Delay Draw Loan	11.13% (3M SOFR + 5.50%)	04/27/2027			436	432	(e)
Guidepoint Security Holdings, LLC		1st Lien Revolving Loan		10/02/2029			—	—	(e)(h)
Guidepoint Security Holdings, LLC		1st Lien Term Loan	11.38% (3M SOFR + 6.00%)	10/02/2029			1,143	1,120	(e)
Guidepoint Security Holdings, LLC		1st Lien Delay Draw Loan		10/02/2029			—	—	(e)(h)
Hakken Bidco B.V.	Netherlands	1st Lien Term Loan	10.94% (3M EURIBOR + 7.00%)	01/26/2030			€3,060	3,378	(e)
Hakken Bidco B.V.	Netherlands	1st Lien Delay Draw Loan	10.97% (3M EURIBOR + 7.00%)	07/26/2030			€358	395	(e)(h)
Heavy Construction Systems Specialists, LLC		1st Lien Revolving Loan		11/16/2027			—	—	(e)(h)
Heavy Construction Systems Specialists, LLC		1st Lien Term Loan	10.86% (1M SOFR + 5.50%)	11/16/2028			4,116	4,116	(e)(f)
Help/Systems Holdings, Inc.		1st Lien Term Loan	9.48% (3M SOFR + 4.00%)	11/19/2026			15,729	14,870	(f)
Help/Systems Holdings, Inc.		2nd Lien Term Loan	12.35% (3M SOFR + 6.75%)	11/19/2027			2,360	1,908	(f)
Hyland Software, Inc.		1st Lien Revolving Loan		09/19/2029			—	—	(e)(h)
Hyland Software, Inc.		1st Lien Term Loan	11.36% (1M SOFR + 6.00%)	09/19/2030			9,682	9,537	(e)
Idemia Group S.A.S.	France	1st Lien Term Loan		09/30/2028			€7,000	7,725	(i)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Idera, Inc.		1st Lien Term Loan	9.28% (3M SOFR + 3.75%)	03/02/2028			$5,576	$5,540	(f)
Idera, Inc.		2nd Lien Term Loan	12.28% (3M SOFR + 6.75%)	03/02/2029			3,567	3,465
Imprivata, Inc.		2nd Lien Term Loan	11.60% (3M SOFR + 6.25%)	12/01/2028			6,384	6,256	(e)(f)
IQN Holding Corp.		1st Lien Revolving Loan		05/02/2028			—	—	(e)(h)
IQN Holding Corp.		1st Lien Term Loan	10.64% (3M SOFR + 5.25%)	05/02/2029			6,772	6,636	(e)(f)
IQN Holding Corp.		1st Lien Delay Draw Loan		05/02/2029			—	—	(e)(h)
Ivanti Software, Inc.		1st Lien Revolving Loan	11.00% (PRIME + 2.50%)	12/01/2025			21	20	(e)(h)
Ivanti Software, Inc.		2nd Lien Term Loan	12.91% (3M SOFR + 7.25%)	12/01/2028			5,000	4,000
Kaseya Inc.		1st Lien Revolving Loan	10.36% (1M SOFR + 6.00%)	06/25/2029			598	598	(e)(g)(h)
Kaseya Inc.		1st Lien Term Loan	11.38% (3M SOFR + 6.00%)	06/25/2029			39,390	39,390	(e)(f)(g)
Kaseya Inc.		1st Lien Delay Draw Loan	11.38% (3M SOFR + 6.00%)	06/25/2029			145	145	(e)(g)(h)
LeanTaaS Holdings, Inc.		1st Lien Term Loan	12.86% (1M SOFR + 7.50%)	07/12/2028			2,635	2,635	(e)
LeanTaaS Holdings, Inc.		1st Lien Delay Draw Loan	12.86% (1M SOFR + 7.50%)	07/12/2028			351	351	(e)(h)
LeanTaaS Holdings, Inc.		1st Lien Delay Draw Loan	12.86% (3M SOFR + 7.50%)	07/12/2028			780	780	(e)(h)
Majesco		1st Lien Revolving Loan		09/21/2026			—	—	(e)(h)
Majesco		1st Lien Term Loan	12.60% (3M SOFR + 7.25%)	09/21/2027			7,831	7,831	(e)(f)
Maltese Bidco 1 Limited	United Kingdom	1st Lien Term Loan	10.50% (3M EURIBOR + 6.50%)	02/14/2029			€3,600	3,974	(e)(f)(g)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
MH Sub I, LLC (Micro Holding Corp.)		1st Lien Term Loan	9.61% (1M SOFR + 4.25%)	05/03/2028			$9,666	$9,488
Mimecast Borrowerco, Inc.		1st Lien Term Loan	11.21% (1M SOFR + 5.75%)	05/18/2029			38,086	38,086	(e)(f)(g)
Mimecast Borrowerco, Inc.		1st Lien Term Loan	10.94% (3M SONIA + 5.75%)	05/18/2029			£6,965	8,878	(e)(f)(g)
Mimecast Borrowerco, Inc.		1st Lien Delay Draw Loan		05/18/2029			—	—	(e)(g)(h)
Mitchell International, Inc.		1st Lien Term Loan	9.40% (3M SOFR + 3.75%)	10/15/2028			100	99
Mitchell International, Inc.		1st Lien Term Loan	9.40% (3M SOFR + 3.75%)	10/16/2028			9,975	9,958
Mitchell International, Inc.		2nd Lien Term Loan	12.15% (3M SOFR + 6.50%)	10/15/2029			12,252	11,999
MRI Software LLC		1st Lien Revolving Loan		02/10/2027			—	—	(e)(h)
MRI Software LLC		1st Lien Term Loan	10.95% (3M SOFR + 5.50%)	02/10/2027			7,169	7,098	(e)(f)
MRI Software LLC		1st Lien Term Loan	10.95% (3M SOFR + 5.50%)	02/10/2027			2,699	2,672	(e)(g)
MRI Software LLC		1st Lien Delay Draw Loan		02/10/2027			—	—	(e)(h)
Netsmart, Inc.		1st Lien Term Loan	9.22% (1M SOFR + 3.75%)	10/01/2027			7,571	7,575
Open Text Corp	Canada	1st Lien Term Loan	8.21% (1M SOFR + 2.75%)	01/31/2030			12,627	12,648
OpenMarket Inc.		1st Lien Term Loan	11.86% (3M SOFR + 6.25%)	09/17/2026			6,888	6,888	(e)(f)
Park Place Technologies, LLC		1st Lien Term Loan	10.46% (1M SOFR + 5.00%)	11/10/2027			1,735	1,723	(f)
Park Place Technologies, LLC		2nd Lien Term Loan	14.46% (1M SOFR + 9.00%)	11/10/2028			9,474	9,474	(e)(f)
PDDS Holdco, Inc.		1st Lien Revolving Loan	13.10% (6M SOFR + 7.50%)	07/18/2028			17	18	(e)(h)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
PDDS Holdco, Inc.		1st Lien Term Loan	12.96% (3M SOFR + 7.50%)	07/18/2028			$733	$733	(e)
PDDS Holdco, Inc.		1st Lien Delay Draw Loan	12.96% (6M SOFR + 7.50%)	07/18/2028			70	70	(e)
PDDS Holdco, Inc.		1st Lien Delay Draw Loan	12.96% (6M SOFR + 7.50%)	07/18/2028			162	162	(e)(g)(h)
PDI TA Holdings, Inc.		1st Lien Revolving Loan	10.02% (3M SOFR + 4.50%)	10/24/2024			205	203	(e)
PDI TA Holdings, Inc.		1st Lien Term Loan	10.07% (3M SOFR + 4.50%)	10/24/2024			2,323	2,299	(e)(f)
PDI TA Holdings, Inc.		2nd Lien Term Loan	14.02% (3M SOFR + 8.50%)	10/24/2025			1,215	1,215	(e)
PDI TA Holdings, Inc.		2nd Lien Term Loan	14.02% (3M SOFR + 8.50%)	10/24/2025			131	131	(e)(f)
PDI TA Holdings, Inc.		2nd Lien Term Loan	14.23% (3M SOFR + 8.71%)	10/24/2025			114	114	(e)(f)
PDI TA Holdings, Inc.		2nd Lien Delay Draw Loan	14.05% (3M SOFR + 8.53%)	10/24/2025			138	138	(e)
Pluralsight, Inc.		1st Lien Revolving Loan	13.52% (3M SOFR + 8.00%)	04/06/2027			936	833	(e)(h)
Pluralsight, Inc.		1st Lien Term Loan	13.56% (3M SOFR + 8.00%)	04/06/2027			16,506	14,690	(e)
PracticeTek Purchaser, LLC		1st Lien Revolving Loan	9.86% (1M SOFR + 4.50%)	08/30/2029			1	—	(e)(h)
PracticeTek Purchaser, LLC		1st Lien Term Loan	11.36% (1M SOFR + 6.00%)	08/30/2029			7,597	7,407	(e)
PracticeTek Purchaser, LLC		1st Lien Delay Draw Loan		08/30/2029			—	—	(e)(h)
Precisely Software Incorporated (f/k/a Syncsort Incorporated)		1st Lien Term Loan	9.64% (3M SOFR + 4.00%)	04/24/2028			13,264	13,118	(f)
ProfitSolv Purchaser, Inc.		1st Lien Revolving Loan		03/05/2027			—	—	(e)(h)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
ProfitSolv Purchaser, Inc.		1st Lien Term Loan	10.46% (1M SOFR + 5.00%)	03/05/2027			$3,728	$3,728	(e)(f)
ProfitSolv Purchaser, Inc.		1st Lien Delay Draw Loan	10.46% (1M SOFR + 5.00%)	03/05/2027			1,331	1,330	(e)
Project Accelerate Parent LLC		1st Lien Term Loan	9.89% (3M SOFR + 4.25%)	01/02/2025			10,497	10,471
Project Boost Purchaser, LLC		1st Lien Term Loan	8.97% (1M SOFR + 3.50%)	05/30/2026			8,954	8,947
Project Boost Purchaser, LLC		1st Lien Term Loan	8.97% (1M SOFR + 3.50%)	06/01/2026			4,867	4,866
Project Essential Bidco, Inc.		1st Lien Revolving Loan		04/20/2027			—	—	(e)(h)
Project Essential Bidco, Inc.		1st Lien Term Loan	11.78% (3M SOFR + 6.25%)	04/20/2028			4,100	3,772	(e)(f)
Proofpoint, Inc.		1st Lien Revolving Loan		08/31/2026			—	—	(e)(h)
Proofpoint, Inc.		1st Lien Term Loan	8.72% (1M SOFR + 3.25%)	08/31/2028			11,864	11,852
Proofpoint, Inc.		2nd Lien Term Loan	11.72% (1M SOFR + 6.25%)	08/31/2029			5,156	5,156	(e)
Pushpay USA Inc.		1st Lien Revolving Loan		05/10/2029			—	—	(e)(h)
Pushpay USA Inc.		1st Lien Term Loan	12.28% (3M SOFR + 6.75%)	05/10/2030			232	229	(e)
QF Holdings, Inc.		1st Lien Revolving Loan		12/15/2027			—	—	(e)(h)
QF Holdings, Inc.		1st Lien Term Loan	11.73% (3M SOFR + 6.25%)	12/15/2027			2,099	2,099	(e)
QF Holdings, Inc.		1st Lien Term Loan	11.73% (3M SOFR + 6.25%)	12/15/2027			2,500	2,500	(e)(f)
QF Holdings, Inc.		1st Lien Delay Draw Loan	11.73% (3M SOFR + 6.25%)	12/15/2027			525	524	(e)
Quest Software US Holdings Inc.		1st Lien Term Loan	9.78% (3M SOFR + 4.25%)	02/01/2029			8,589	6,526

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Quest Software US Holdings Inc.		2nd Lien Term Loan	13.03% (3M SOFR + 7.50%)	02/01/2030			$686	$405
Raptor Technologies, LLC (Sycamore Bidco Ltd)		1st Lien Revolving Loan		10/05/2027			—	—	(e)(h)
Raptor Technologies, LLC (Sycamore Bidco Ltd)		1st Lien Term Loan	10.97% (3M SOFR + 5.63%)	10/05/2028			3,175	3,175	(e)(f)
Raptor Technologies, LLC (Sycamore Bidco Ltd)		1st Lien Term Loan	10.97% (3M SOFR + 5.63%)	10/05/2028			2,779	2,780	(e)
RealPage, Inc.		2nd Lien Term Loan	11.97% (1M SOFR + 6.50%)	04/23/2029			9,423	9,423	(e)(f)
Relativity ODA LLC		1st Lien Revolving Loan		05/12/2027			—	—	(e)(g)(h)
Relativity ODA LLC		1st Lien Term Loan	11.96% (1M SOFR + 6.50%)	05/12/2027			7,543	7,543	(e)(g)
Revalize, Inc.		1st Lien Revolving Loan	11.20% (1M SOFR + 5.75%)	04/15/2027			57	54	(e)(h)
Revalize, Inc.		1st Lien Delay Draw Loan	11.21% (3M SOFR + 5.75%)	04/15/2027			2,918	2,772	(e)
RMS Holdco II, LLC		1st Lien Revolving Loan		12/16/2027			—	—	(e)(h)
RMS Holdco II, LLC		1st Lien Term Loan	11.75% (3M SOFR + 6.25%)	12/16/2027			7,085	6,872	(e)(f)
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.)		1st Lien Term Loan	9.11% (1M SOFR + 3.75%)	02/24/2028			7,520	7,538
Smarsh Inc.		1st Lien Revolving Loan		02/16/2029			—	—	(e)(h)
Smarsh Inc.		1st Lien Term Loan	11.10% (3M SOFR + 5.75%)	02/16/2029			3,561	3,561	(e)(f)
Smarsh Inc.		1st Lien Delay Draw Loan	11.10% (3M SOFR + 5.75%)	02/16/2029			445	445	(e)(h)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Sophia, L.P.		1st Lien Term Loan	8.96% (1M SOFR + 3.50%)	10/07/2027			$10,502	$10,512
Sophia, L.P.		1st Lien Term Loan	9.61% (1M SOFR + 4.25%)	10/07/2027			983	980
Sophia, L.P.		2nd Lien Term Loan	13.46% (1M SOFR + 8.00%)	10/09/2028			10,498	10,498	(e)(f)
Storable, Inc.		2nd Lien Term Loan	11.93% (6M SOFR + 6.75%)	04/16/2029			9,527	9,432	(e)(f)
Sundance Group Holdings, Inc.		1st Lien Revolving Loan	11.73% (3M SOFR + 6.25%)	07/02/2027			1	1	(e)(h)
Sundance Group Holdings, Inc.		1st Lien Term Loan	11.73% (3M SOFR + 6.25%)	07/02/2027			1,510	1,510	(e)(f)
Sundance Group Holdings, Inc.		1st Lien Term Loan	11.74% (3M SOFR + 6.25%)	07/02/2027			81	81	(e)
Sundance Group Holdings, Inc.		1st Lien Delay Draw Loan	11.73% (3M SOFR + 6.25%)	07/02/2027			453	453	(e)
TCP Hawker Intermediate LLC		1st Lien Revolving Loan		08/28/2026			—	—	(e)(h)
TCP Hawker Intermediate LLC		1st Lien Term Loan	11.00% (3M SOFR + 5.50%)	08/28/2026			2,707	2,707	(e)(f)
TCP Hawker Intermediate LLC		1st Lien Term Loan	11.50% (3M SOFR + 6.00%)	08/28/2026			1,235	1,235	(e)
TCP Hawker Intermediate LLC		1st Lien Delay Draw Loan	11.00% (3M SOFR + 5.50%)	08/28/2026			966	965	(e)(f)
TCP Hawker Intermediate LLC		1st Lien Delay Draw Loan	11.00% (3M SOFR + 5.50%)	08/28/2026			911	911	(e)
TCP Hawker Intermediate LLC		1st Lien Delay Draw Loan		08/28/2026			—	—	(e)(h)
Tiger UK Bidco Limited	United Kingdom	1st Lien Delay Draw Loan	11.75% (3M SONIA + 6.42%)	06/30/2028			£5,529	7,047	(e)(f)
Tiger UK Bidco Limited	United Kingdom	1st Lien Delay Draw Loan	11.75% (3M SONIA + 6.42%)	06/30/2028			£1,464	1,866	(e)
UKG Inc.		1st Lien Revolving Loan	9.11% (1M SOFR + 3.75%)	02/01/2026			—	—	(e)(h)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
UserZoom Technologies, Inc.		1st Lien Term Loan	12.99% (3M SOFR + 7.50%)	04/05/2029			$250	$247	(e)
WebPT, Inc.		1st Lien Revolving Loan	12.22% (3M SOFR + 6.75%)	01/18/2028			52	51	(e)(h)
WebPT, Inc.		1st Lien Term Loan	12.24% (3M SOFR + 6.75%)	01/18/2028			2,042	2,042	(e)
Wellness AcquisitionCo, Inc.		1st Lien Revolving Loan		01/20/2027			—	—	(e)(h)
Wellness AcquisitionCo, Inc.		1st Lien Term Loan	10.99% (3M SOFR + 5.50%)	01/20/2027			3,032	3,032	(e)(f)
Wellness AcquisitionCo, Inc.		1st Lien Delay Draw Loan		01/20/2027			—	—	(e)(h)
WorkWave Intermediate II, LLC		1st Lien Revolving Loan		06/29/2027			—	—	(e)(h)
WorkWave Intermediate II, LLC		1st Lien Term Loan	11.95% (3M SOFR + 6.50%)	06/29/2027			4,746	4,746	(e)
WorkWave Intermediate II, LLC		1st Lien Delay Draw Loan	11.95% (3M SOFR + 6.50%)	06/29/2027			1,550	1,550	(e)
WorkWave Intermediate II, LLC		1st Lien Delay Draw Loan	11.95% (3M SOFR + 6.50%)	06/29/2027			1,649	1,649	(e)(g)
WSBidCo Limited	Jersey	1st Lien Term Loan	12.06% (3M SONIA + 6.75%)	06/16/2028			£2,679	3,414	(e)(f)(g)
WSBidCo Limited	Jersey	1st Lien Delay Draw Loan	12.56% (3M SONIA + 7.25%)	06/16/2028			£2,679	3,414	(e)(g)
WSBidCo Limited	Jersey	1st Lien Delay Draw Loan	12.06% (3M SONIA + 6.75%)	06/16/2028			£769	981	(e)(g)(h)
								837,753		26.10%
Technology Hardware and Equipment
Chariot Buyer LLC		1st Lien Revolving Loan		11/03/2026			—	—	(e)(h)
Chariot Buyer LLC		2nd Lien Term Loan	12.21% (1M SOFR + 6.75%)	11/05/2029			13,775	13,637	(e)(f)
Emerald Debt Merger Sub LLC		1st Lien Term Loan	8.36% (1M SOFR + 3.00%)	05/31/2030			6,159	6,177

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
FL Hawk Intermediate Holdings, Inc.		1st Lien Revolving Loan		02/22/2027				$—	$—	(e)(h)
FL Hawk Intermediate Holdings, Inc.		1st Lien Term Loan	10.36% (3M SOFR + 4.75%)	02/22/2028				7,177	7,177	(e)(f)
Micromeritics Instrument Corp.		1st Lien Revolving Loan		12/18/2025				—	—	(e)(h)
Micromeritics Instrument Corp.		1st Lien Term Loan	9.93% (3M SOFR + 4.50%)	12/18/2025				1,488	1,488	(e)(f)
MWG BidCo ApS	Denmark	1st Lien Term Loan	10.70% (3M CIBOR + 6.75%)	02/29/2028			DKK	20,066	2,972	(e)
MWG BidCo ApS	Denmark	1st Lien Delay Draw Loan	10.68% (3M LIBOR + 6.75%)	02/29/2028			DKK	4,660	690	(e)(h)
MWG BidCo ApS	Denmark	1st Lien Delay Draw Loan		02/29/2028			DKK	—	—	(e)(h)(i)
Repairify, Inc.		1st Lien Revolving Loan	10.70% (3M SOFR + 5.00%)	06/14/2027				510	500	(e)(h)
Repairify, Inc.		1st Lien Term Loan	10.43% (6M SOFR + 5.00%)	06/14/2027				3,490	3,420	(e)(f)
Stellant Midco, LLC		1st Lien Term Loan	11.04% (3M SOFR + 5.5%)	10/02/2028				1,590	1,590	(e)(f)
TCG AcquisitionCo B.V.	Netherlands	1st Lien Term Loan		09/14/2028				€7,000	7,676	(i)
Wildcat BuyerCo, Inc.		1st Lien Revolving Loan		02/26/2027				—	—	(e)(h)
Wildcat BuyerCo, Inc.		1st Lien Term Loan	11.10% (3M SOFR + 5.75%)	02/26/2027				3,528	3,528	(e)(f)
Wildcat BuyerCo, Inc.		1st Lien Term Loan	11.13% (6M SOFR + 5.75%)	02/26/2027				675	675	(e)
Wildcat BuyerCo, Inc.		1st Lien Delay Draw Loan	11.13% (3M SOFR + 5.75%)	02/26/2027				1,109	1,109	(e)(f)
Wildcat BuyerCo, Inc.		1st Lien Delay Draw Loan	11.10% (3M SOFR + 5.75%)	02/26/2027				1,429	1,430	(e)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Wildcat BuyerCo, Inc.		1st Lien Delay Draw Loan	11.13% (3M SOFR + 5.75%)	02/26/2027			$102	$101	(e)(h)
								52,170		1.63%
Telecommunication Services
Aventiv Technologies, LLC		1st Lien Term Loan	10.50% (3M SOFR + 4.89%)	11/01/2024			2,585	1,989
Aventiv Technologies, LLC		2nd Lien Term Loan		11/01/2025			5,692	1,950	(e)(j)
CB-SDG Limited	United Kingdom	1st Lien Term Loan		04/02/2026			£3,737	2,037	(e)(j)
Hamsard 3713 Limited	United Kingdom	1st Lien Term Loan	12.44% (3M SOFR + 6.86%)	08/19/2030			€8,541	9,429	(e)
Hamsard 3713 Limited	United Kingdom	1st Lien Delay Draw Loan		08/19/2030			€—	—	(e)(h)
Hamsard 3713 Limited	United Kingdom	1st Lien Delay Draw Loan		08/19/2030			€—	—	(e)(h)(i)
Panther NewCo	France	1st Lien Term Loan	11.89% (6M EURIBOR + 7.75%)	05/24/2029			€8,250	9,108	(e)(g)
Panther NewCo	France	1st Lien Delay Draw Loan	9.89% (6M EURIBOR + 5.75%)	05/24/2029			€1,049	1,158	(e)(g)(h)
Switch Master Holdco LLC		1st Lien Term Loan	8.36% (1M SOFR + 3.00%)	12/15/2024			18,602	17,951	(e)
Zayo Group Holdings, Inc.		1st Lien Term Loan	8.47% (1M SOFR + 3.00%)	03/09/2027			5,191	4,443
								48,065		1.50%
Transportation
Draken Bidco Limited	United Kingdom	1st Lien Term Loan	12.12% (3M SOFR + 6.50%)	07/20/2029			10,560	10,560	(e)(f)(g)
Draken Bidco Limited	United Kingdom	1st Lien Delay Draw Loan		07/20/2029			—	—	(e)(g)(h)(i)
Neovia Logistics, LP		1st Lien Term Loan	14.48% (3M SOFR + 9.00%)	11/01/2027			436	429	(e)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Shur-Co Acquisition, Inc.		1st Lien Term Loan	11.23% (6M SOFR + 6.05%)	06/30/2027				$2,578	$2,578	(e)(f)
Shur-Co Acquisition, Inc.		1st Lien Term Loan	11.23% (6M SOFR + 6.05%)	06/30/2027				553	553	(e)
									14,120		0.44%
Utilities
CQP Holdco L.P.		1st Lien Term Loan		12/31/2030				7,000	7,009	(i)
Scholt Energy B.V.	Netherlands	1st Lien Term Loan	9.68% (3M EURIBOR + 5.75%)	08/10/2028				€8,000	8,831	(e)(f)
									15,840		0.49%
Total Senior Loans (Cost $3,309,422)									3,262,234		101.65%
Subordinated Loans(b)(c)(d)(e)
Capital Goods
Eleda BidCo AB (fka EISG BidCo AB)	Sweden	Subordinated Term Loan	14.04% (3M STIBOR + 10.00%)	06/29/2026			SEK	14,852	1,473	(e)(g)
									1,473		0.05%
Financial Services
eCapital Finance Corp.	Sweden	Subordinated Term Loan	13.19% (1M SOFR + 7.75%)	12/31/2025				35,493	35,493
eCapital Finance Corp.	Canada	Subordinated Delay Draw Loan	13.19% (1M SOFR + 7.75%)	12/31/2025				2,803	2,803
TVG-TMG Topco, Inc.		Subordinated Term Loan	12.00%	03/30/2029				3,391	3,188	(g)
									41,484		1.29%
Health Care Equipment and Services
AmeriVet Partners Management, Inc.		Subordinated Term Loan	16.50%	12/02/2030				6,652	6,253	(g)
AmeriVet Partners Management, Inc.		Subordinated Delay Draw Loan		12/02/2030				—	—	(g)(h)
									6,253		0.19%
Media and Entertainment
22 LimitedHoldCo	United Kingdom	Subordinated Delay Draw Loan	12.96% (6M SONIA + 7.50%)	08/23/2033				£617	762	(g)(h)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Subordinated Loans(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
22 HoldCo Limited	United Kingdom	Subordinated Term Loan	12.96% (6M SONIA + 7.50%)	08/23/2033			£2,761	$3,414	(g)
								4,176		0.13%
Pharmaceuticals, Biotechnology and Life Sciences
Cardinal Topco Holdings, L.P.		Subordinated Term Loan	11.00%	03/17/2025			9	9
								9		—%
Total Subordinated Loans (Cost $53,080)								53,395		1.66%
Corporate Bonds(b)(c)
Automobiles and Components
Nissan Motor Co Ltd	Japan		4.35%	09/17/2027			3,571	3,419	(d)
								3,419		0.11%
Capital Goods
Artera Services, LLC			9.03%	12/04/2025			505	479	(d)
CP Atlas Buyer Inc			7.00%	12/01/2028			8,219	7,155	(d)
LBM Acquisition LLC			6.25%	01/15/2029			22,777	20,339	(d)
Specialty Building Products Holdings LLC / SBP Finance Corp			6.38%	09/30/2026			18,674	18,315	(d)
SRS Distribution Inc.			6.00%	12/01/2029			7,000	6,527	(d)
Tutor Perini Corporation			6.88%	05/01/2025			24,017	23,434	(d)
VistaJet Malta Finance PLC / Vista Management Holding Inc	Malta		9.50%	06/01/2028			10,218	8,648	(d)
VistaJet Malta Finance PLC / Vista Management Holding Inc	Malta		6.38%	02/01/2030			11,327	7,904	(d)
								92,801		2.89%

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds(b)(c) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Commercial and Professional Services
NBLY 2021-1			3.58%	04/30/2051			$24	$21	(d)(e)
Neptune BidCo US Inc.			9.29%	04/15/2029			8,991	8,382	(d)
VRC			12.00%	06/29/2028			26	24	(e)
Companies, LLC
								8,427		0.26%
Consumer Discretionary Distribution and Retail
Carvana Co			12.00%	12/01/2028			112	95	(d)(g)
Carvana Co			13.00%	06/01/2030			171	144	(d)(g)
Carvana Co			14.00%	06/01/2031			201	172	(d)(g)
Michaels Cos Inc/The			5.25%	05/01/2028			770	616	(d)
SCIH Salt			6.63%	05/01/2029			11,500	10,740	(d)
Holdings Inc.
								11,767		0.37%
Consumer Services
AUTHB 2021-1			3.73%	07/30/2051			25	22	(d)(e)
Caesars Entertainment Inc			8.13%	07/01/2027			10,517	10,784	(d)
SERV 2020-1			3.34%	01/30/2051			24	19	(d)(e)
Viking Cruises Ltd			9.13%	07/15/2031			5,000	5,329	(d)
								16,154		0.50%
Consumer Staples Distribution and Retail
BUNDT 2021-1			2.99%	07/30/2051			25	22	(d)(e)
								22		—%
Energy
Ascent Resources - Utica LLC/ARU Finance Corp			9.00%	11/01/2027			500	630	(d)
Enviva Partners LP / Enviva Partners Finance Corp			6.50%	01/15/2026			16,514	8,133	(d)
ITT Holdings LLC			6.50%	08/01/2029			24,309	21,505	(d)
Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds(b)(c) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
NGL Energy Operating LLC / NGL Energy Finance Corp			7.50%	02/01/2026			$1,540	$1,555	(d)
Summit Midstream Holdings LLC / Summit Midstream Finance Corp			12.00%	10/15/2026			15,708	15,158	(d)
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp			6.00%	12/31/2030			200	186	(d)
Transocean Inc	Cayman Islands		6.80%	03/15/2038			13,528	10,843
								58,010		1.81%
Equity Real Estate Investment Trusts (REITs)
Brookfield Property REIT Inc / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL			4.50%	04/01/2027			14,997	13,497	(d)
Iron Mountain Inc			4.88%	09/15/2027			714	697	(d)
Iron Mountain Inc			4.88%	09/15/2029			5,154	4,881	(d)
Iron Mountain Inc			5.25%	07/15/2030			4,089	3,908	(d)
								22,983		0.72%
Financial Services
Antenore Bidco SpA	Italy			10/08/2030			€3,000	3,312	(e)
BCC Blueprint Investments, LLC			9.30%	09/15/2026			733	733	(e)(g)
Blackstone Private Credit Fund			2.35%	11/22/2024			8,500	8,221
Blackstone Private Credit Fund			2.63%	12/15/2026			5,000	4,528
HighTower Holding, LLC			6.75%	04/15/2029			3,280	2,956	(d)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds(b)(c) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp			5.25%	10/01/2025			$2,600	$2,565	(d)
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp			4.25%	02/01/2027			3,016	2,841	(d)
Midcap Financial Issuer Trust			6.50%	05/01/2028			22,980	21,550	(d)
Nationstar Mortgage Holdings Inc.			5.50%	08/15/2028			13,381	12,894	(d)
United Shore Financial Services LLC			5.75%	06/15/2027			14,762	14,468	(d)
WAX 2022-1			5.50%	03/15/2052			18,715	17,755	(d)(e)
								91,823		2.86%
Food, Beverage and Tobacco
Triton Water Holdings, Inc.			6.25%	04/01/2029			100	87	(d)
								87		—%
Health Care Equipment and Services
JDC Healthcare Management, LLC				09/29/2029			35	1	(e)(g)(j)
								1		—%
Insurance
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer			6.75%	10/15/2027			1,910	1,894	(d)
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer			4.25%	10/15/2027			1,556	1,495	(d)
Ardonagh Midco 2 PLC	United Kingdom		11.50%	01/15/2027			41	40	(d)
NFP Corp.			6.88%	08/15/2028			6,760	6,871	(d)
								10,300		0.32%

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds(b)(c) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Materials
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc	Ireland		5.25%	08/15/2027			$21,100	$16,375	(d)
Ball Corp			2.88%	08/15/2030			10,000	8,582
Chemours Company, The			4.63%	11/15/2029			7,746	6,799	(d)
First Quantum Minerals L	Canada		8.63%	06/01/2031			16,693	14,154	(d)
First Quantum Minerals Ltd	Canada		7.50%	04/01/2025			5,962	5,696	(d)
Kobe US Midco 2 Inc			9.25%	11/01/2026			699	521	(d)
OI European Group BV	Netherlands		4.75%	02/15/2030			5,250	4,911	(d)
Owens-Brockway Glass Container Inc			6.63%	05/13/2027			2,250	2,250	(d)
Trident TPI Holdings, Inc.			12.75%	12/31/2028			14,102	15,089	(d)
								104,468		1.70%
Media and Entertainment
ANGI Group LLC			3.88%	08/15/2028			12,003	10,141	(d)
Aventine Holdings II LLC			10.25%	12/23/2030			12,739	10,191	(e)(g)
CSC Holdings LLC			5.25%	06/01/2024			1,000	979
CSC Holdings LLC			4.63%	12/01/2030			2,000	1,205	(d)
CSC Holdings LLC			3.38%	02/15/2031			4,000	2,919	(d)
CSC Holdings LLC			4.50%	11/15/2031			870	658	(d)
Eagle Football Holdings BidCo Limited	United Kingdom		13.33% (6M SOFR + 8.00%)	12/13/2028			1,311	1,245	(e)
Eagle Football Holdings BidCo Limited	United Kingdom		16.00%	12/13/2028			599	593	(e)
Scripps Escrow II Inc			3.88%	01/15/2029			14,325	12,669	(d)
Tegna Inc			4.63%	03/15/2028			10,000	9,341
								49,941		1.56%

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds(b)(c) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Software and Services
AffiniPay Intermediate Holdings, LLC			15.39% (3M SOFR + 10.00%)	06/09/2030			$6,093	$6,092	(e)
Cloud Software Group, Inc.			9.00%	09/30/2029			100	95	(d)
Insightful Science Intermediate I, LLC			10.50%	04/28/2032			1,645	1,530	(e)
Open Text Holdings Inc			4.13%	02/15/2030			13,500	12,218	(d)
Practicetek Midco, LLC			14.00%	08/30/2030			8,171	7,926	(e)(g)
								27,861		0.87%
Telecommunication Services
Telesat Canada / Telesat LLC	Canada		5.63%	12/06/2026			13,222	8,276	(d)
Zayo Group Holdings, Inc.			4.00%	03/01/2027			2,000	1,604	(d)
								9,880		0.31%
Utilities
New Fortress Energy Inc			6.50%	09/30/2026			18,598	17,858	(d)
								17,858		0.56%
Total Corporate Bonds (Cost $498,670)								495,711		15.44%
Collateralized Loan Obligations — Credit Linked Notes
Financial Services
Buttercup 2023-1 LLC			11.81% (1M SOFR + 6.50%)	09/30/2030			11,300	11,300
								11,300		0.35%
Total Collateralized Loan Obligations — Credit Linked Notes (Cost $11,300)								11,300		0.35%
Collateralized Loan Obligations — Debt(b)(c)(d)(e)
AIMCO 2021-15A E	Cayman Islands		11.61% (3M SOFR + 6.21%)	10/17/2034			750	737
AMMC 2012-11A ER2	Cayman Islands		11.45% (3M SOFR + 6.06%)	04/30/2031			1,500	1,433

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Debt(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)	% of Net Assets
AMMC 2018-22A E2	Cayman Islands		11.14% (3M SOFR + 5.76%)	04/25/2031			$750	$690
ATCLO 2016-7A FR	Cayman Islands		13.69% (3M SOFR + 8.31%)	11/27/2031			875	471
ATRM 9A ER	Cayman Islands		12.10% (3M SOFR + 6.71%)	05/28/2030			2,000	1,974
BABSN 2015-2A AR	Cayman Islands		6.87% (3M SOFR + 1.45%)	10/20/2030			1,343	1,345
BALLY 2023-24A C	Jersey		10.31% (3M SOFR + 5.05%)	07/15/2036			2,000	2,038
BCC 2019-2A ER	Cayman Islands		11.98% (3M SOFR + 6.58%)	10/17/2032			1,250	1,215
BCC 2019-4A ER	Cayman Islands		13.38% (3M SOFR + 7.99%)	04/23/2035			6,000	5,971
BCC 2021-3A E	Cayman Islands		12.16% (3M SOFR + 6.76%)	07/24/2034			500	478
BCC 2022-2A E	Jersey		13.25% (3M SOFR + 7.84%)	04/22/2035			8,000	7,812
BCC 2023-3A D	Jersey		10.61% (3M SOFR + 5.25%)	07/24/2036			3,000	3,070
CANYC 2018-1A E	Cayman Islands		11.41% (3M SOFR + 6.01%)	07/15/2031			850	809
CANYC 2020-1A ER	Cayman Islands		12.01% (3M SOFR + 6.61%)	07/15/2034			1,952	1,828
CEDF 2018-9A E	Cayman Islands		11.03% (3M SOFR + 5.61%)	04/20/2031			250	235
CGMS 2023-2A D1	Cayman Islands		10.26% (3M SOFR + 5.00%)	07/20/2036			5,000	5,095
CIFC 2014-3A ER2	Cayman Islands		11.77% (3M SOFR + 6.36%)	10/22/2031			997	964
CIFC 2015-1A ARR			6.78% (3M SOFR + 1.37%)	01/22/2031			3,717	3,721
CRBN 2017-1A A1	Cayman Islands		6.82% (3M SOFR + 1.40%)	01/20/2031			4,998	5,004

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Debt(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)	% of Net Assets
DEN12 2016-1A ER	Cayman Islands		11.56% (3M SOFR + 6.16%)	04/15/2031			$375	$344
DEN14 2016-1A ER	Cayman Islands		12.02% (3M SOFR + 6.61%)	10/23/2031			750	697
DRSLF 2013-28A B3LR			13.40% (3M SOFR + 8.01%)	08/15/2030			500	377
DRSLF 2018-55A E	Cayman Islands		11.06% (3M SOFR + 5.66%)	04/15/2031			375	345
DRSLF 2018-57A E	Cayman Islands		10.84% (3M SOFR + 5.46%)	05/15/2031			500	442
DRSLF 2018-58A E	Cayman Islands		11.01% (3M SOFR + 5.61%)	07/17/2031			1,000	924
DRSLF 2018-70A E	Cayman Islands		11.71% (3M SOFR + 6.31%)	01/16/2032			250	241
DRSLF 2020-83A E	Cayman Islands		11.21% (3M SOFR + 5.81%)	01/18/2032			800	782
DRSLF 2020-86A ER	Cayman Islands		12.16% (3M SOFR + 6.76%)	07/17/2034			250	241
DRSLF 2022-106A D	Cayman Islands		11.09% (3M SOFR + 5.70%)	10/15/2035			1,000	1,016
DRSLF 2022-106A E	Cayman Islands		14.26% (3M SOFR + 8.87%)	10/15/2035			500	511
DRSLF 2022-108A D	Jersey		9.65% (3M SOFR + 4.25%)	07/18/2035			2,000	2,011
ELM24 2023-3A E	Cayman Islands		12.91% (3M SOFR + 7.57%)	12/11/2033			445	449
ELMW4 2020-1A E	Cayman Islands		12.26% (3M SOFR + 6.86%)	04/15/2033			663	670
ELMW8 2021-1A F1	Cayman Islands		13.68% (3M SOFR + 8.26%)	01/20/2034			750	744
FILPK 2018-1A E	Cayman Islands		11.06% (3M SOFR + 5.66%)	07/15/2030			288	277
FLAT 2021-1A E	Cayman Islands		11.66% (3M SOFR + 6.26%)	07/19/2034			250	249

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Debt(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)	% of Net Assets
GLD10 2015-10A ER	Cayman Islands		11.33% (3M SOFR + 5.91%)	07/20/2031			$750	$746
ICG 2018-1X D	Cayman Islands		10.82% (3M SOFR + 5.41%)	04/21/2031			500	379
INGIM 2013-3A DR	Cayman Islands		11.56% (3M SOFR + 6.16%)	10/18/2031			1,250	1,148
JNPPK 2023-1A D	Jersey		10.12% (3M SOFR + 4.70%)	07/20/2035			2,500	2,525
KKR 2022-41A E	Cayman Islands		12.09% (3M SOFR + 6.70%)	04/15/2035			1,500	1,409
KKR 34X E	Cayman Islands		12.51% (3M SOFR + 7.11%)	07/15/2034			600	585
KKR 44A D	Cayman Islands		10.31% (3M SOFR + 5.00%)	01/20/2036			3,800	3,815
MAGNE 2015-14RA A1	Cayman Islands		6.78% (3M SOFR + 1.38%)	10/18/2031			14,800	14,820
MAGNE 2015-15A ER	Cayman Islands		10.84% (3M SOFR + 5.46%)	07/25/2031			500	485
MDPK 2014-14A FR	Cayman Islands		13.44% (3M SOFR + 8.03%)	10/22/2030			1,000	838
MDPK 2016-22A ER	Cayman Islands		12.36% (3M SOFR + 6.96%)	01/15/2033			1,100	1,090
MDPK 2018-27A D	Cayman Islands		10.68% (3M SOFR + 5.26%)	04/20/2030			650	614
MDPK 2018-28A F	Cayman Islands		13.26% (3M SOFR + 7.86%)	07/15/2030			500	477
MDPK 2020-46A ER	Cayman Islands		11.91% (3M SOFR + 6.51%)	10/15/2034			750	752
MDPK 2021-52A E	Cayman Islands		12.17% (3M SOFR + 6.76%)	01/22/2035			450	441
MDPK 2021-59A A	Cayman Islands		6.80% (3M SOFR + 1.40%)	01/18/2034			1,500	1,502
MDPK 2022-55A E	Cayman Islands		13.57% (3M SOFR + 8.17%)	07/18/2035			852	865

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Debt(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)	% of Net Assets
OAKC 2022-12A DR	Bermuda		10.42% (3M SOFR + 5.00%)	07/20/2036			$5,000	$4,995
OCT35 2018-1A D	Cayman Islands		10.88% (3M SOFR + 5.46%)	01/20/2031			1,500	1,313
OHALF 2015-1X ER3	Cayman Islands		12.31% (3M SOFR + 6.91%)	01/19/2037			860	869
OHALF 2016-1A ER	Cayman Islands		12.03% (3M SOFR + 6.61%)	01/20/2033			4,000	4,032
PLMRS 2018-2A A1A	Cayman Islands		6.76% (3M SOFR + 1.36%)	07/16/2031			5,787	5,794
RRAM 2022-21A D	Bermuda		13.04% (3M SOFR + 7.65%)	07/15/2035			1,000	1,014
VOYA 2016-3A A1R	Cayman Islands		6.85% (3M SOFR + 1.45%)	10/18/2031			14,055	14,073
VOYA 2019-4X ER	Cayman Islands		12.37% (3M SOFR + 6.97%)	01/15/2035			500	475
WELF 2017-3A D			11.21% (3M SOFR + 5.81%)	01/17/2031			1,000	772
WELF 2018-3A D	Cayman Islands		11.93% (3M SOFR + 6.51%)	01/20/2032			250	224
WOODS 2018-12BA E	Cayman Islands		11.43% (3M SOFR + 6.05%)	06/15/2031			750	651
Total Collateralized Loan Obligations — Debt (Cost $122,278)								121,913	3.80%
Collateralized Loan Obligations — Equity(d)(e)
AIMCO 2020-11A SUB	Cayman Islands		17.86%	10/17/2034			7,258	6,316
AIMCO 2021-16A SUB	Cayman Islands		16.65%	01/17/2035			4,600	3,572
AIMCO 2021-16X SUB	Cayman Islands		16.65%	01/17/2035			1,000	777
AIMCO 2023-20A SUB	Jersey			10/16/2036			1,500	1,413
ANCHC 2019-13X SUB	Cayman Islands			04/15/2034			750	469
ANCHC 2020-15A SUB	Cayman Islands		18.26%	07/20/2034			1,250	872

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Equity(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)	% of Net Assets
ANCHC 2020-16A SUB	Cayman Islands		17.03%	01/19/2035			$250	$143
ANCHC 2021-20A SUB	Cayman Islands		7.45%	01/20/2035			3,500	2,007
ANCHC 2021-20X SUB	Cayman Islands		7.45%	01/20/2035			1,150	659
ANCHF 2015-1A SBR1	Cayman Islands			07/28/2037			4,860	3,407
ANCHF 2015-2A SBRA	Cayman Islands		33.35%	04/25/2038			4,550	2,546
ANCHF 2016-3A SB1R	Cayman Islands		32.85%	01/28/2039			2,840	1,536
ANCHF 2016-3A SUBR	Cayman Islands		19.67%	01/28/2039			520	281
ANCHF 2016-4A SUBA	Cayman Islands		34.93%	04/27/2039			4,830	2,699
ANCHF 2018-5A SUB2	Cayman Islands		43.34%	04/25/2036			4,900	2,351
ANCHF 2018-6A SUB2	Cayman Islands		40.55%	07/25/2036			1,800	713
ANCHF 2019-7A SUB2	Cayman Islands		38.94%	04/25/2037			1,420	687
ANCHF 2019-8A SUBA	Cayman Islands			07/25/2037			404	198
ANCHF 2019-9A SUB	Cayman Islands		36.84%	10/25/2037			680	335
ANCHF 2019-9A SUBA	Cayman Islands		36.83%	10/25/2037			250	123
ANCHF 2020-10A SUBA	Cayman Islands		28.73%	04/25/2038			1,731	843
ANCHF 2021-13A SUB	Cayman Islands		25.54%	07/27/2039			640	407
ATRM 15A SUB	Cayman Islands		20.07%	01/23/2031			4,080	2,052
BARK 2021-1A SUB	Cayman Islands		17.58%	04/20/2034			250	184
BCC 2017-2A SUB	Cayman Islands		15.13%	07/25/2034			3,461	2,094
BCC 2018-1A SUB	Cayman Islands		9.94%	04/23/2031			1,420	371
BCC 2019-2A SUB	Cayman Islands		19.09%	10/17/2032			810	430
BCC 2020-1A SUB	Cayman Islands		27.59%	04/18/2033			1,250	743
BCC 2020-2A SUB	Cayman Islands		46.01%	07/19/2034			800	478
BCC 2021-2A SUB	Cayman Islands		11.26%	07/16/2034			1,000	573

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Equity(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)	% of Net Assets
BCC 2022-1A SUB	Cayman Islands		16.78%	04/18/2035			$6,750	$4,658
CANYC 2019-1A SUB	Cayman Islands		18.52%	04/15/2032			2,798	1,160
CEDF 2016-5A SUB	Cayman Islands		21.90%	07/17/2031			2,000	976
CGMS 2018-3A SUB	Cayman Islands			10/15/2030			750	256
CGMS 2018-4A SUB	Cayman Islands		15.94%	01/20/2031			2,310	945
CGMS 2019-3A SUB	Cayman Islands		22.88%	10/20/2032			3,875	2,439
CGMS 2021-2A SUB	Cayman Islands		20.11%	04/20/2034			5,460	3,633
CGMS 2021-4A SUB	Cayman Islands		21.07%	04/20/2034			750	561
CGMS 2021-5A SUB	Cayman Islands		23.23%	07/20/2034			500	326
CGMS 2021-8A SUBA	Cayman Islands		19.15%	10/15/2034			1,000	633
CGMS 2023-5A SUB	Cayman Islands			01/27/2036			3,080	2,651
CIFC 2015-4A SUB	Cayman Islands		13.47%	04/20/2034			2,252	804
CIFC 2019-1A SUB	Cayman Islands		25.31%	04/20/2032			1,500	776
CIFC 2019-FAL SUB	Cayman Islands		22.69%	01/20/2033			3,050	1,985
CIFC 2020-3A SUB	Cayman Islands		15.56%	10/20/2034			1,000	821
CIFC 2021-2A SUB	Cayman Islands			04/15/2034			3,080	2,290
CIFC 2021-5A SUB	Cayman Islands		15.53%	07/15/2034			5,200	3,603
CIFC 2021-7A SUB	Cayman Islands		23.89%	01/23/2035			250	193
DAVIS 2022-1A M1	Cayman Islands			04/20/2035			7,250	106
DAVIS 2022-1A M2	Cayman Islands			04/20/2035			7,250	210
DAVIS 2022-1A SUB	Cayman Islands		17.62%	04/20/2035			7,250	5,548
DRSLF 2018-58X SUB	Cayman Islands		15.76%	07/17/2031			3,125	1,329
DRSLF 2020-78A SUB	Cayman Islands		21.42%	04/17/2033			7,225	4,521
DRSLF 2021-95A SUB	Cayman Islands		24.19%	08/20/2034			1,500	895

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Equity(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)	% of Net Assets
DRSLF 2022-108A SUB	Jersey		25.10%	07/18/2035			$875	$659
DRSLF 2022-98A SUB	Cayman Islands		19.71%	04/20/2035			4,000	2,766
DRSLF 2022-98X SUB	Cayman Islands		19.72%	04/20/2035			1,000	691
ELM11 2021-4A SUB	Cayman Islands		19.37%	10/20/2034			4,050	3,679
ELM15 2022-2A INC	Cayman Islands		19.47%	04/22/2035			3,050	2,479
ELM16 2022-3A SUB	Cayman Islands		25.10%	04/20/2034			3,575	3,019
ELM17 2022-4A SUB	Cayman Islands		19.80%	07/17/2035			2,880	2,449
ELM24 2023-3A SUB	Cayman Islands			12/11/2033			1,555	1,386
ELMW5 2020-2A SUB	Cayman Islands		32.67%	07/24/2031			2,500	2,372
ELMW8 2021-1A SUB	Cayman Islands		18.27%	01/20/2034			2,003	1,587
GNRT 2022-10A SUB	Cayman Islands		24.22%	07/22/2035			6,500	5,264
GNRT 7A SUB	Cayman Islands		36.10%	01/22/2033			4,000	3,206
GNRT 9A SUB	Cayman Islands		25.44%	10/20/2034			1,000	790
HRPK 2020-1A SUB	Cayman Islands		15.35%	04/20/2034			3,985	3,369
ICG 2021-1A SUB	Cayman Islands		14.74%	04/17/2034			2,000	848
ICG 2021-1X SUB	Cayman Islands		14.74%	04/17/2034			600	255
INVCO 2021-2A SUB	Cayman Islands		15.63%	07/15/2034			440	274
INVCO 2021-2A Y	Cayman Islands			07/15/2034			44	13
INVCO 2021-3A SUB	Cayman Islands		17.14%	10/22/2034			2,700	1,669
INVCO 2021-3A Y	Cayman Islands			10/22/2034			270	76
INVCO 2021-3X SUB	Cayman Islands		17.14%	10/22/2034			957	591
INVCO 2021-3X Y	Cayman Islands			10/22/2034			96	27
MAGNE 2020-28A SUB	Cayman Islands		22.88%	01/20/2035			5,250	4,423
MDPK 2016-22A SUB	Cayman Islands		20.08%	01/15/2033			7,400	4,268

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Equity(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
MDPK 2018-28A SUB	Cayman Islands		20.44%	07/15/2030			$3,000	$1,450
MDPK 2018-31A SUB	Cayman Islands		20.32%	01/23/2048			4,250	2,546
MDPK 2018-32A SUB	Cayman Islands		27.40%	01/22/2048			1,250	716
MDPK 2019-34A SUB	Cayman Islands		23.20%	04/25/2032			780	440
MDPK 2019-37A SUB	Cayman Islands		22.88%	07/15/2049			7,500	5,158
MDPK 2021-38A SUB	Cayman Islands		18.90%	07/17/2034			1,290	964
MDPK 2021-50A SUB	Cayman Islands		17.30%	04/19/2034			2,500	1,852
MDPK 2021-59A SUB	Cayman Islands		21.01%	01/18/2034			4,500	3,103
MDPK 2021-59X SUB	Cayman Islands		21.01%	01/18/2034			1,500	1,034
MDPK 2022-53A SUB	Cayman Islands		20.64%	04/21/2035			6,000	4,628
MDPK 2022-55A SUB	Cayman Islands		22.52%	07/18/2035			3,025	2,468
MDPK 2023-63A SUB	Cayman Islands		13.77%	04/21/2035			6,050	4,851
OAKC 2012-7A SUB	Cayman Islands		16.23%	02/20/2034			500	278
OAKC 2014-10RA SUB	Cayman Islands		14.73%	04/20/2034			1,743	802
OAKC 2014-10RX SUB	Cayman Islands		18.57%	04/20/2034			1,000	460
OAKC 2017-15A SUB	Cayman Islands		19.60%	01/20/2030			1,360	754
OAKC 2021-16A SUB	Cayman Islands		19.79%	10/18/2034			4,575	3,877
OAKCL 2019-2A SUB	Cayman Islands		16.99%	04/15/2031			3,860	1,686
OAKCL 2019-3A SUB	Cayman Islands		20.21%	10/20/2034			6,229	3,768
OCP 2023-30A SUB	Jersey			01/24/2037			3,850	2,780	(l)
OHALF 2013-1A SUB	Cayman Islands		16.44%	07/23/2031			876	310
OHALF 2016-1A SUB	Cayman Islands		23.52%	01/20/2033			8,800	6,027
RESPK 2020-1A M2	Cayman Islands			10/15/2034			2,953	104
RESPK 2020-1A SUB	Cayman Islands		16.47%	10/15/2034			2,953	1,758

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Equity(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)	% of Net Assets
ROCKP 2021-1A M1	Cayman Islands			04/20/2034			$1,000	$8
ROCKP 2021-1A M2	Cayman Islands			04/20/2034			1,000	18
ROCKP 2021-1A SUB	Cayman Islands		15.51%	04/20/2034			1,000	691
ROCKP 2021-1X M1	Cayman Islands			04/20/2034			1,100	9
ROCKP 2021-1X M2	Cayman Islands			04/20/2034			1,100	19
ROCKP 2021-1X SUB	Cayman Islands		15.51%	04/20/2034			1,100	760
RRAM 2017-2A SUB	Cayman Islands		12.05%	10/15/2117			500	318
RRAM 2019-6A SUB	Cayman Islands		11.34%	04/15/2036			1,000	819
RRAM 2020-8A SUB	Cayman Islands		13.62%	04/15/2120			550	355
RRAM 2021-14A SUB	Cayman Islands		10.49%	04/15/2121			750	544
RRAM 2021-17A SUB	Cayman Islands		13.90%	07/15/2034			1,000	715
RRAM 2021-19X SUB	Cayman Islands		13.61%	10/15/2035			1,166	975
RRAM 2023-25A SUB	Bermuda			04/15/2036			6,750	5,211
RRAM 2023-26A SUB	Cayman Islands			04/15/2038			14,483	10,988
RRAMX 2022-7A SUB	Cayman Islands			07/15/2122			2,175	1,606
SPEAK 2018-5A SUB	Cayman Islands			04/25/2031			2,500	711
SPEAK 2020-8A SUB	Cayman Islands		17.52%	04/20/2033			6,350	3,616
TPRK 2021-1A SUB	Cayman Islands		17.07%	04/15/2034			1,500	1,246
WELF 2018-3A SUB	Cayman Islands		9.66%	01/20/2032			2,400	441
WELF 2020-1A SUB	Cayman Islands		15.25%	04/15/2033			5,955	3,126
WLLMN 2021-1A M1	Cayman Islands			07/15/2034			2,550	31
WLLMN 2021-1A M2	Cayman Islands			07/15/2034			2,550	68
WLLMN 2021-1A SUB	Cayman Islands		14.17%	07/15/2034			2,550	1,822
Total Collateralized Loan Obligations — Equity (Cost $224,473)								212,669	6.63%

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Common Stock

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Automobiles and Components
Automotive Keys Investor, LLC		Class A			11/06/2020	62,749		$—	(d)(e)(k)
Highline PPC Blocker LLC					11/04/2020	500		48	(d)(e)(k)
Sun TopCo, LP		Class A			09/08/2021	1,000		114	(d)(e)(k)
Victory Topco, LP		Class A-2			11/10/2023	2,510		251	(d)(e)(k)
								413		0.01%
Capital Goods
Dynamic NC Investment Holdings, LP					12/30/2020	50,000		45	(d)(e)(k)
Kene Holdings, L.P.		Class A			08/08/2019	50,000		93	(d)(e)(k)
Tutor Perini Corporation					05/19/2021	12,650		115
								253		0.01%
Commercial and Professional Services
Bedrock Parent Holdings, LP		Class A			04/22/2021	644		62	(d)(e)(k)
Capstone Parent Holdings, LP		Class A			11/12/2020	50		90	(d)(e)(k)
Elliott Metron Co-Investor Aggregator L.P.					10/05/2022	1,000,000		1,250	(d)(e)(k)
IRI-NPD Co-Invest Aggregator, L.P.					08/01/2022	31		52	(d)(e)(k)
KKR Nest Co-Invest L.P.					09/28/2021	50,000		54	(d)(e)(k)
Landscape Parallel Partners, L.P.					12/16/2021	20		57	(d)(e)(k)
North American Fire Ultimate Holdings, LLC					05/19/2021	68,175		302	(d)(e)(k)
PSP Registrar Co-Investment Fund, L.P.		Class A			08/26/2021	50,000		56	(d)(e)(k)
RC V Tecmo Investor LLC					08/14/2020	50,000		100	(d)(e)(k)
SSE Parent, LP		Class A-1			06/30/2020	25		—	(d)(e)(k)
SSE Parent, LP		Class A-2			06/30/2020	25		—	(d)(e)(k)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Common Stock (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Laboratories Topco LLC		Class A			07/23/2021	33,333		$9	(d)(e)(k)
								2,032		0.06%
Consumer Discretionary Distribution and Retail
Arko Corp					12/22/2020	106		1
Emerald Lake Pearl Acquisition-A, L.P.					07/19/2021	43,500		40	(d)(e)(k)
Fastsigns Holdings Inc.					03/13/2019	50		145	(d)(e)(k)
Marcone Yellowstone Holdings, LLC		Class A			06/23/2021	96		112	(d)(e)(k)
Metis Topco, LP					05/04/2021	50		70	(d)(e)(k)
Stonecourt IV Partners LP					10/08/2021	2,423,676		3,054	(d)(e)(k)
								3,422		0.11%
Consumer Durables and Apparel
Centric Brands GP LLC					10/09/2020	9,495		1	(d)(e)(k)
DRS Holdings I, Inc.					11/01/2019	50		48	(d)(e)(k)
								49		—%
Consumer Services
Apex Service Partners Holdings, LLC		Series B			10/24/2023	44,263		1,220	(d)(e)(k)
CMG Buyer Holdings, Inc.					05/19/2022	5		133	(d)(e)(k)
Family First Bidco Limited	United Kingdom				12/01/2022	166		—	(d)(e)(k)
GS SEER Group Holdings LLC		Class A			04/28/2023	25		23	(d)(e)(k)
IHS Parent Holdings, L.P.		Class A			12/28/2022	25,000		33	(d)(e)(k)
LBC Breeze Holdings LLC		Class A			12/06/2021	50		44	(d)(e)(k)
Leviathan Holdings, L.P.					12/27/2022	25,000		24	(d)(e)(k)
Northwinds Services Group LLC					05/01/2023	38,462		55	(d)€

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Common Stock (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
OMERS Mahomes Investment Holdings LLC		Class A			11/16/2020	16		$109	(d)(e)(k)
PestCo Holdings, LLC		Class A			01/26/2023	2		32	(d)(e)(k)
Vertex Service Partners Holdings, LLC		Class B			11/08/2023	33		33	(d)(e)(k)
ZBS Mechanical Group Co-Invest Fund 2, LLC					10/07/2021	50,000		199	(d)(e)(k)
								1,905		0.06%
Consumer Staples Distribution and Retail
KCAKE Holdings Inc.					05/14/2021	50		53	(d)(e)(k)
LJ Perimeter Co-Invest, L.P.		Class A			10/26/2022	50,052		51	(d)(e)(k)
REP WWP Coinvest IV, L.P.					01/17/2023	25,000		27	(d)(e)(k)
Restaurant Produce and Services Blocker, LLC		Tranche B			05/01/2023	50,000		52	(d)(e)(k)
ZB PARENT LLC					02/09/2022	50		69	(e)(k)
								252		0.01%
Energy
Galileo Co-Investment Trust I	New Zealand				07/07/2022	50,000		28	(d)(e)(k)
SilverBow Resources, Inc.					06/30/2022	6,090		177	(d)(k)
Summit Midstream Partners Lp					02/25/2022	27,500		493	(k)
								698		0.01%
Financial Services
BCC Blueprint Investments, LLC					09/15/2021	742,499		612	(d)(e)(k)
GTCR (D) Investors LP					09/19/2023	37,037		39	(d)(e)(k)
Isthmus Capital LLC					06/13/2023	11		61	(d)(e)(k)
Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Common Stock (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Kelso XI Tailwind Co-Investment, L.P.					09/11/2023	40,195		$40	(d)(e)(k)
Sera 2021 LLC		Class A			03/30/2021	4		162	(d)(e)(k)
The Ultimus Group Aggregator, LP		Class B			02/01/2019	182		—	(d)(e)(k)
The Ultimus Group, LLC		Class B			02/01/2019	1,609		—	(d)(e)(k)
TVG-TMG Holdings, LLC					03/31/2022	50		—	(d)(e)(k)
WAAM Topco, LLC		Class A			06/22/2023	41,556		53	(e)(k)
								967		0.03%
Food, Beverage and Tobacco
PPC CHG Blocker LLC					12/10/2021	1		63	(d)(e)(k)
								63		—%
Health Care Equipment and Services
Air Methods Corporation					12/28/2023	4,700		259	(e)(k)
Asclepius Holdings LLC					02/28/2022	448		—	(d)(e)(k)
AVE Holdings LP		Class C			11/30/2023	983		196	(d)(e)(k)
BCPE Co-Invest (A), LP		Class A			02/15/2022	45,000		55	(d)(e)(k)
Crown CT HoldCo Inc.		Class A			03/08/2022	5		35	(d)(e)(k)
KOLN Co-Invest Unblocked, LP		Class A			03/29/2023	50		49	(d)(e)(k)
Network Investco BV	Netherlands				07/08/2022	1,073,830		1,660	(d)(e)(k)
NSPC Holdings, LLC					02/13/2023	5,360		—	(d)(e)(k)
Olympia TopCo, L.P.		Class A			09/24/2019	50,000		—	(d)(e)(k)
OMERS Bluejay Investment Holdings LP		Class A			07/10/2018	25		39	(d)(e)(k)
OMERS Wildcats Investment Holdings LLC		Class A			10/31/2019	216		127	(d)(e)(k)
SiroMed Equity Holdings, LLC					03/26/2018	3,703		7	(d)(e)(k)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Common Stock (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
VPP Group Holdings, L.P.					12/01/2021	50		$72	(d)(e)(k)
VPP Group Holdings, L.P.		Class A2			03/22/2023	—		—	(d)(e)(k)
WSHP FC Holdings LLC					07/01/2022	362		48	(d)(e)(k)
								2,547		0.08%
Household and Personal Products
CDI Holdings I Corp.					12/22/2021	50		32	(d)(e)(k)
RMCF V CIV XLIV, L.P.					08/20/2021	50,004		11	(d)(e)(k)
Silk Holdings I Corp.					05/01/2023	50		94	(d)(e)(k)
								137		—%
Insurance
CFCo, LLC		Class B			09/11/2023	5,035,395		—	(d)(e)(k)
High Street HoldCo LLC		Class A	10.00%		04/16/2021	50,000		128	(d)(e)
High Street HoldCo LLC		Class C	10.00%		04/16/2021	563,740		1,437	(d)(e)
INSZ Holdings, LLC					11/08/2022	31,139		31	(d)(e)(k)
INSZ Holdings, LLC					11/30/2023	1,073,000		1,073	(d)(e)(k)
Maple Acquisition Holdings, LP		Class A2			11/01/2023	13,871		277	(d)(e)(k)
SageSure LLC		Series A			02/18/2022	3		110	(d)(e)(k)
								3,056		0.10%
Materials
ASP-r-pac Holdings LP		Class A			12/29/2021	500		22	(d)(e)(k)
KNPAK Holdings, LP		Class A			07/02/2019	100,000		139	(d)(e)(k)
Novipax Parent Holding Company, L.L.C.		Class C			12/01/2020	50		—	(d)(e)(k)
Plaskolite PPC Blocker LLC					12/14/2018	10		1	(d)(e)(k)
								162		0.01%

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Common Stock (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Media and Entertainment
Eagle Football Holdings Limited	United Kingdom				09/14/2023	14		$93	(d)(e)(k)
Storm Investment S.a.r.l.	Luxembourg				06/24/2021	590		28	(d)(e)(k)
Storm Investment S.a.r.l.	Luxembourg	Class A			06/24/2021	491,621		840	(d)(e)(k)
Storm Investment S.a.r.l.	Luxembourg	Class B			06/24/2021	491,621		840	(d)(e)(k)
Storm Investment S.a.r.l.	Luxembourg	Class C			06/24/2021	491,621		840	(d)(e)(k)
Storm Investment S.a.r.l.	Luxembourg	Class D			06/24/2021	491,621		840	(d)(e)(k)
Storm Investment S.a.r.l.	Luxembourg	Class E			06/24/2021	491,621		840	(d)(e)(k)
Storm Investment S.a.r.l.	Luxembourg	Class F			06/24/2021	491,621		840	(d)(e)(k)
Storm Investment S.a.r.l.	Luxembourg	Class G			06/24/2021	491,621		840	(d)(e)(k)
Storm Investment S.a.r.l.	Luxembourg	Class H			06/24/2021	491,621		840	(d)(e)(k)
Storm Investment S.a.r.l.	Luxembourg	Class I			06/24/2021	491,621		840	(d)(e)(k)
Storm Investment S.a.r.l.	Luxembourg				04/01/2022	25,565		—	(d)(e)(k)
								7,681		0.24%
Pharmaceuticals, Biotechnology and Life Sciences
Athyrium Buffalo LP/ Partnership Interests					06/17/2022	2,097,909		2,035	(d)(e)(k)
Athyrium Buffalo LP/ Partnership Interests		Class B			08/25/2023	1,032,980		1,002	(d)(e)(k)
Bausch Health Cos Inc	Canada				09/01/2022	108,571		871

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Common Stock (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Cobalt Holdings I, LP		Class A			10/01/2021	500		$61	(d)(e)(k)
Covaris Parent, LLC		Class A-2			01/21/2022	50		51	(d)(e)(k)
WCI-BXC Investment Holdings, L.P.					11/03/2023	126,000		126	(d)(e)(k)
								4,146		0.13%
Real Estate Management and Development
Illinois Investment S.a.r.l.	Luxembourg				09/15/2021	4,081		—	(d)(e)(k)
Illinois Investment S.a.r.l.	Luxembourg	Class A			09/15/2021	3,400,700		—	(d)(e)(k)
Illinois Investment S.a.r.l.	Luxembourg	Class B			09/15/2021	3,400,700		—	(d)(e)(k)
Illinois Investment S.a.r.l.	Luxembourg	Class C			09/15/2021	3,400,700		—	(d)(e)(k)
Illinois Investment S.a.r.l.	Luxembourg	Class D			09/15/2021	3,400,700		—	(d)(e)(k)
Illinois Investment S.a.r.l.	Luxembourg	Class E			09/15/2021	3,400,700		—	(d)(e)(k)
Illinois Investment S.a.r.l.	Luxembourg	Class F			09/15/2021	3,400,700		—	(d)(e)(k)
Illinois Investment S.a.r.l.	Luxembourg	Class G			09/15/2021	3,400,700		—	(d)(e)(k)
Illinois Investment S.a.r.l.	Luxembourg	Class H			09/15/2021	3,400,700		—	(d)(e)(k)
Illinois Investment S.a.r.l.	Luxembourg	Class I			09/15/2021	3,400,700		—	(d)(e)(k)
Illinois Investment S.a.r.l.	Luxembourg				05/26/2022	106,292		—	(d)(e)(k)
								—		—%

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Common Stock (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Software and Services
APG Holdings, LLC		Class A			01/03/2020	50,000		$54	(d)(e)(k)
Astorg VII Co-Invest ERT	Luxembourg				01/31/2020	1,208,500		1,660	(d)(e)(k)
Avaya Holdings Corp					05/01/2023	2,607		18	(k)
Avaya Holdings Corp					05/01/2023	57,134		400	(k)
Bobcat Topco L.P./ Class A-1 Units		Class A-1			06/16/2023	50,000		50	(e)(k)
Consilio Investment Holdings, L.P.					05/28/2021	5,038		93	(d)(e)(k)
Consilio Investment Holdings, L.P.		Series A			09/15/2022	243		5	(d)(e)(k)
Cority Parent, Inc.	Canada	Class B-1			07/02/2019	47,536		2	(d)(e)(k)
Denali Apexco LP		Class A			09/15/2021	50,000		63	(d)(e)(k)
Destiny Digital Holdings, L.P.					05/27/2021	3,076		34	(d)(e)(k)
Elliott Alto Co-Investor Aggregator L.P.					09/28/2022	500,000		762	(d)(e)(k)
EQT IX Co-Investment (E) SCSP					04/16/2021	5,000		73	(d)(e)(k)
H&F Unite Partners, L.P.					05/01/2019	50,032		77	(d)(e)(k)
Insight PDI Holdings, LLC		Class A			03/19/2019	26,548		43	(d)(e)(k)
Magic Topco, L.P.		Class B			09/21/2020	12,975		—	(d)(e)(k)
Magnesium Co- Invest SCSp	Luxembourg				05/06/2022	5		55	(d)(e)(k)
PS Co-Invest, L.P.					03/05/2021	50,000		65	(d)(e)(k)
RMCF VI CIV XLVIII, L.P.					06/08/2022	64,827		57	(d)(e)(k)
RMS Group Holdings, Inc.					12/16/2021	5		51	(d)(e)(k)
Rocket Parent, LLC		Class A			12/17/2018	74,502		258	(d)(e)(k)
Skywalker TopCo, LLC					11/20/2020	25,407		153	(d)(e)(k)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Common Stock (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Sunshine Software Holdings, Inc.		Class A-1			10/15/2021	5,000		$60	(d)(e)(k)
								4,033		0.11%
Technology Hardware and Equipment
Repairify Holdings, LLC		Class A			06/14/2021	1,655		44	(d)(e)(k)
Wildcat Parent, LP					02/27/2020	535		172	(d)(e)(k)
								216		0.01%
Transportation
Neovia Acquisition, LLC					11/01/2022	6		117	(e)(k)
Shur-Co HoldCo, Inc.					06/30/2021	500		121	(d)(e)(k)
								238		0.01%
Utilities
Apex Clean Energy TopCo, LLC		Class A			11/17/2021	149,776		21,078	(d)(e)(k)
								21,078		0.66%
Total Common Stock (Cost $38,138)								53,348		1.66%
Preferred Stock(b)(c)(d)(e)
Automobiles and Components
Automotive Keys Investor, LLC			9.00%		12/22/2020	37,749		16	(g)(j)
Automotive Keys Investor, LLC			15.00%		01/01/2023	25,000		11	(g)(j)
								27		—%
Commercial and Professional Services
Marmic Topco, L.P.			8.00%		03/05/2021	57,624		138	(g)
Visual Edge Technology, Inc.			10.00%		07/20/2023	13		116	(g)
Visual Edge Technology, Inc.					07/20/2023	17		—	(k)
								254		0.01%

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Preferred Stock(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Consumer Discretionary Distribution and Retail
GMP Hills, LP			8.00%		11/08/2023	611,000		$608
Metis Holdco, Inc.		Class A	7.00%		05/04/2021	7,959		9,572	(g)
Monolith Brands Group, Inc.		Series A			04/14/2022	192,811		2,814	(k)
								12,994		0.40%
Consumer Services
Aragorn Parent Holdings LP		Series A	10.00%		10/15/2020	50,000		109	(g)
Family First Bidco Limited	United Kingdom		12.50%		12/01/2022	20,838		14
OMERS Mahomes Investment Holdings LLC			15.00%		07/26/2023	1		7	(g)
Redwood Services Holdco, LLC		Series D	8.00%		12/31/2020	100,000		268	(g)
								398		0.01%
Financial Services
Aquarian Peninsula Holdings LLC			14.16% (3M SOFR + 10.50%)		12/29/2022	15,000,000		16,623	(g)
ASE Royal Aggregator, LLC		Class A			07/31/2023	1,646,000		1,646	(k)
Corient Holdings, Inc.		Series A			05/23/2023	9,627		10,541	(k)
The Ultimus Group, LLC		Class A	8.00%		02/01/2019	2		3	(g)
TVG-TMG Holdings, LLC		Series A			03/31/2022	50		28	(k)
								28,841		0.90%
Food and Beverage
City Line Investments LLC		Class A	8.00%		08/31/2023	25,000		27	(g)
Gotham Greens Holdings, PBC		Series E-1	6.00%		06/29/2022	70,879		6,067	(f)(g)
Gotham Greens Holdings, PBC		Series E-1			08/02/2023	5,900		—	(f)(g)(k)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Preferred Stock(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Watermill Express Holdings, LLC		Class A	8.00%		04/20/2021	5,000		$79	(g)
								6,173		0.19%
Health Care Equipment and Services
Evolent Health, Inc.		Series A	11.40% (3M SOFR + 6.00%)		01/20/2023	64		72	(g)
Minerva Holdco, Inc.		Series A	10.75%		02/15/2022	21,262		24,971	(g)
Olympia Acquisition, Inc.			16.40% (3M SOFR + 11.00%)		02/28/2022	472		—	(g)(j)(k)
Olympia TopCo, L.P.			15.00%		07/28/2021	2,184		—	(g)(j)(k)
OMERS Wildcats Investment Holdings LLC		Class A	15.00%		08/02/2023	8		5	(g)
Symplr Software Intermediate Holdings, Inc.		Series C-1	11.00%		12/22/2020	50		56	(g)
Symplr Software Intermediate Holdings, Inc.		Series C-2	11.00%		06/18/2021	5,980		6,324	(g)
Symplr Software Intermediate Holdings, Inc.		Series C-3	11.00%		10/12/2021	789		805	(g)
								32,233		1.00%
Insurance
High Street HoldCo LLC		Series A-1	10.00%		01/01/2022	3,898,354		4,687	(g)
High Street HoldCo LLC		Series A-2	10.00%		01/01/2022	789,494		937	(g)
High Street HoldCo LLC		Series A-3	10.00%		01/01/2022	389,813		459	(g)
High Street HoldCo LLC		Series A-4	10.00%		01/01/2022	1,480,301		1,729	(g)
High Street HoldCo LLC		Series A-5	10.00%		01/01/2022	347,693		403	(g)
High Street HoldCo LLC		Series A-6	10.00%		01/01/2022	660,617		759	(g)
High Street HoldCo LLC		Series A-7	10.00%		01/01/2022	938,771		1,061	(g)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Preferred Stock(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
High Street HoldCo LLC		Series A-8	10.00%		11/01/2022	409,637		$423	(g)
High Street HoldCo LLC		Series A-9	10.00%		11/08/2022	97,533		100	(g)
High Street HoldCo LLC		Series A-10	10.00%		12/12/2022	253,585		259	(g)
High Street HoldCo LLC		Series A-11	10.00%		12/30/2022	331,611		337	(g)
High Street HoldCo LLC		Series A-12	10.00%		02/01/2023	702,235		707	(g)
High Street HoldCo LLC		Series A-13	10.00%		04/11/2023	214,572		212	(g)
High Street HoldCo LLC		Series A-14	10.00%		07/10/2023	136,546		132	(g)
High Street HoldCo LLC		Series A-15	10.00%		07/18/2023	711,315		684	(g)
								12,889		0.40%
Materials
Novipax Parent Holding Company, L.L.C.		Class A	10.00%		12/01/2020	50		34	(g)
Plaskolite PPC Blocker LLC			15.00%		10/31/2023	1		—	(g)
								34		—%
Media and Entertainment
3 Step Holdings, LLC		Series D			10/02/2023	3,038		50	(k)
CFC Funding LLC			9.75%		07/21/2023	4,270		4,142	(g)
League One Volleyball, Inc.		Series B			07/27/2023	194		1	(k)
LiveBarn Inc.	Canada				08/17/2023	648,925		2,286	(k)
PFL MMA, Inc.		Series E			04/26/2022	7,823		25	(k)
PRG III, LLC		Class A			10/06/2020	2,250		912	(g)(j)(k)
								7,416		0.23%
Pharmaceuticals, Biotechnology and Life Sciences
Cardinal Topco Holdings, L.P.		Class A	8.00%		09/15/2020	83		252	(g)
Cobalt Holdings I, LP			8.00%		10/01/2021	50		6	(g)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Preferred Stock(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Cobalt Intermediate I, Inc.		Series A	15.66% (3M SOFR + 10.00%)		10/01/2021	8,582		$11,551	(g)
								11,809		0.37%
Software and Services
Activate holdings (US) Corp.			8.00%		10/11/2023	50,000		48	(g)
Appriss Health Intermediate Holdings, Inc.		Series A	11.00%		05/06/2021	3,657		4,504	(g)
Banyan Software, LP					01/07/2022	16,323		1,171	(k)
Cority Parent, Inc.	Canada	Class A-1	9.00%		07/02/2019	50		208	(g)
DCert Preferred Holdings, Inc.		Series A	10.50%		05/25/2021	22,284		25,891	(g)
Diligent Preferred Issuer, Inc.			10.50%		04/06/2021	1,476		1,757	(g)
EZ Elemica Holdings, Inc.					09/18/2019	50		63	(k)
GSV PracticeTek Holdings, LLC		Class A	8.00%		03/31/2021	269,272		269	(g)
Insightful Science Holdings, LLC			14.00%		04/28/2021	62,340		2,236	(g)
Knockout Intermediate Holdings I Inc.			11.75%		06/22/2022	7,299		8,600	(g)
Magic Topco, L.P.		Class A	9.00%		09/21/2020	58		134	(g)
Packers Software Intermediate Holdings, Inc.		Series A	16.19%		11/12/2020	50		62	(g)
Packers Software Intermediate Holdings, Inc.		Series A-2	16.19%		12/23/2020	18		22	(g)
Packers Software Intermediate Holdings, Inc.		Series A-3	11.00%		11/24/2021	24		26	(g)
Peachtree Parent, Inc.		Series A	13.25%		03/19/2019	25		44	(g)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Preferred Stock(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Picard Holdco, Inc.		Series A	17.49% (3M SOFR + 12.00%)		09/29/2022	428		$463	(g)
Project Essential Super Parent, Inc.			15.05% (3M SOFR + 9.50%)		04/20/2021	2,963		3,811	(g)
Sunshine Software Holdings, Inc.		Series A	10.50%		10/15/2021	15,929		17,382	(g)
Titan DI Preferred Holdings, Inc.			13.50%		02/11/2020	—		82	(g)
								66,773		2.08%
Transportation
Neovia Logistics Holdings Ltd.		Class B	19.44% (1M SOFR + 12.50%)		11/01/2022	718		892	(g)
								892		0.03%
Utilities
Ferrellgas, L.P.			8.96%		03/30/2021	8,734		8,821	(g)
								8,821		0.27%
Total Preferred Stock (Cost $195,208)								189,554		5.91%
Private Asset-Backed Debt(b)(c)(d)(e)
Automobiles and Components
HV Chimera LLC		1st Lien Term Loan	8.39% (3M SOFR + 2.80%)	08/10/2026			$4,426	4,360
								4,360		0.14%
Consumer Discretionary Distribution and Retail
Tricolor Funding SPV 3 LLC		1st Lien Revolving Loan	12.96% (1M SOFR + 7.5%)	08/06/2027			1,039	1,040
Tricolor Funding SPV 3 LLC		1st Lien Revolving Loan	12.96% (1M SOFR + 7.50%)	08/06/2027			881	881	(n)
								1,921		0.06%
Consumer Services
CFG Investments WH Limited		1st Lien Revolving Loan	11.46% (1M SOFR + 6.00%)	02/17/2025			4,674	4,674	(h)
								4,674		0.15%

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Private Asset-Backed Debt(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Financial Services
Adonis Financial Funding, LLC		1st Lien Revolving Loan		03/02/2026				$486	$311	(j)
ASF Copper, L.P.		1st Lien Term Loan	11.35% (6M LIBOR + 6.00%)	11/30/2027				8	8
ASF Copper, L.P.		1st Lien Term Loan	9.97% (6M EURIBOR + 6.00%)	11/30/2027				€137	151
ASF Pollock, L.P.		1st Lien Term Loan	11.35% (6M SOFR + 6.00%)	11/30/2027				272	272
ASF Pollock, L.P.		1st Lien Term Loan	9.97% (6M EURIBOR + 6.00%)	11/30/2027				€72	80
ASF VII Wagner B L.P.	United Kingdom	1st Lien Term Loan	11.35% (6M SOFR + 6.00%)	08/16/2028				217	217
ASF VII Wagner B L.P.	United Kingdom	2nd Lien Term Loan	9.97% (6M EURIBOR + 6.00%)	08/16/2028				€140	154
ASF VII Wagner L.P.	United Kingdom	2nd Lien Term Loan	11.35% (6M SOFR + 6.00%)	08/16/2028				462	462
ASF VII Wagner L.P.	United Kingdom	2nd Lien Term Loan	9.97% (6M EURIBOR + 6.00%)	08/16/2028				€299	330
DFC Global Facility Borrower III LLC		1st Lien Revolving Loan	12.94% (1M SOFR + 7.50%)	04/14/2028			CAD	21,655	16,343	(h)(m)
Hg Saturn 2 SumoCo Limited	Guernsey	1st Lien Term Loan	12.65% (3M SOFR + 7.25%)	01/19/2027				15,855	15,855	(g)
Hg Saturn LuchaCo Limited	Guernsey	1st Lien Term Loan	12.69% (6M SONIA + 7.50%)	03/30/2026				£3,400	4,285	(g)
Isthmus Capital LLC		1st Lien Delay Draw Loan	9.50% (3M FIXED + 1.00%)	06/13/2030				5,257	5,257
Sera 2021 LLC		1st Lien Delay Draw Loan	12.75% (PRIME + 4.25%)	03/30/2026				851	851	(h)
Sunbit Receivables Trust IV		1st Lien Revolving Loan		12/22/2026				5,000	—	(h)
									44,576		1.39%

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Private Asset-Backed Debt(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Real Estate Management and Development
Illinois Investment S.a.r.l.	Luxembourg	1st Lien Term Loan	5.17%	12/31/2026			SEK	31,362	$3,109
Invesco Vaf V Investments, LLC		1st Lien Term Loan	11.50%	07/10/2028				3,333	3,300	(g)
Invesco Vaf V Investments, LLC		1st Lien Delay Draw Loan	11.50% (3M LIBOR + 11.50%)	07/10/2028				1,667	1,650	(g)
									8,059		0.25%
Total Private Asset-Backed Debt (Cost $63,105)									63,590		1.98%
Warrants(d)(k)
Commercial and Professional Services
Priority Waste Super Holdings, LLC					08/18/2023	3,926			120	(e)
Visual Edge Technology, Inc.					03/22/2018	27,334			—	(e)
									120		—%
Consumer Discretionary Distribution and Retail
Arko Corp					12/22/2020	55			—
									—		—%
Food, Beverage and Tobacco
Gotham Greens Holdings, PBC					06/29/2022	31,842			—	(e)(f)
									—		—%
Health Care Equipment and Services
Air Medical Buyer Corp					03/14/2018	122			1	(e)
Air Methods Corporation					12/28/2023	31,225			864	(e)
GMR Buyer Corp.					12/17/2021	1,927			19	(e)(k)
Nomi Health, Inc.					07/21/2023	2,174			—	(e)
									884		0.03%

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Warrants(d)(k) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Materials
Vobev Holdings, LLC					04/20/2023	1,079		$—	(e)
Vobev Holdings, LLC					11/06/2023	12,161		780	(e)
								780		0.02%
Media and Entertainment
Eagle Football Holdings Limited					12/09/2022	10		155	(e)
PFL MMA, Inc.					01/19/2021	115,111		59	(e)
PFL MMA, Inc.					11/23/2022	2,457		7	(e)
								221		0.01%
Total Warrants (Cost $472)								2,005		0.07%
Total Investments (Cost $4,516,146)								4,465,719		139.15%
Liabilities In Excess Of Other Assets								(1,256,499)		(39.15)%
Net Assets								$3,209,220		100.00%

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. Investments are in United States enterprises and all principal balances shown are in U.S. Dollars unless otherwise noted.

(b)  Variable rate loans bear interest at a rate that may be determined by reference to the Secured Overnight Financing Rate ("SOFR"), London Interbank Offered Rate ("LIBOR"), or an alternate base rate such as the Bank Bill Swap Bid Rate ("BBSY"), Bank Bill Benchmark Rate ("BKBM"), Canadian Dollar Offered Rate ("CDOR"), Copenhagen Interbank Offered Rate ("CIBOR"), Euro Interbank Offered Rate ("EURIBOR"), Norwegian Interbank Offered Rate ("NIBOR"), Prime Rate ("PRIME"), Sterling Overnight Index Average ("SONIA"), Stockholm Interbank Offered Rate ("STIBOR") or Warsaw Interbank Offered Rate ("WIBOR"), at the borrower's option. SOFR based contracts may include a credit spread adjustment that is charged in addition to the base rate and the stated spread. Stated interest rates in this schedule represents the "all-in" rate as of December 31, 2023.

(c)  Variable rate coupon rate shown as of December 31, 2023.

(d)  These investments, which as of December 31, 2023 represented 136.41% of the Fund's net assets or 93.30% of the Fund's total assets, may be subject to legal restrictions on sales. Acquisition dates are included above for equity securities that may be subject to legal restrictions on sales.

(e)  Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 4 to the consolidated financial statements).

(f)  These assets are held at CADEX Credit Financing, LLC, a wholly owned special purpose financing vehicle, and are pledged as collateral for a secured revolving credit facility.

(g)  Includes a payment-in-kind provision.

(h)  As of December 31, 2023, the Fund had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied.

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
22 HoldCo Limited	Subordinated Delay Draw Term Loan	$1,560	$—	$1,560
285 Schermerhorn LLC	1st Lien Delay Draw Term Loan	3	—	3
3 Step Sports LLC	1st Lien Revolving Loan	124	(31)	93
3 Step Sports LLC	1st Lien Delay Draw Term Loan	1,498	—	1,498
Accession Risk Management Group, Inc.	1st Lien Revolving Loan	77	—	77
Accession Risk Management Group, Inc.	1st Lien Delay Draw Term Loan	811	—	811
Activate holdings (US) Corp.	1st Lien Revolving Loan	579	(116)	463
AffiniPay Midco, LLC	1st Lien Revolving Loan	1,517	—	1,517
AI Aqua Merger Sub, Inc.	1st Lien Delay Draw Term Loan	348	—	348
AIM Acquisition, LLC	1st Lien Revolving Loan	457	—	457
Airx Climate Solutions, Inc.	1st Lien Revolving Loan	147	—	147
Airx Climate Solutions, Inc.	1st Lien Delay Draw Term Loan	534	—	534
Alcami Corporation	1st Lien Revolving Loan	27	—	27
Alcami Corporation	1st Lien Delay Draw Term Loan	17	—	17
American Residential Services L.L.C.	1st Lien Revolving Loan	1	—	1
AmeriVet Partners Management, Inc.	Subordinated Delay Draw Loan	1,969	—	1,969
Anaplan, Inc.	1st Lien Revolving Loan	381	—	381
Anaqua Parent Holdings, Inc.	1st Lien Revolving Loan	231	—	231
Antenore Bidco SpA	1st Lien Delay Draw Term Loan	1,104	—	1,104
Apex Service Partners, LLC	1st Lien Revolving Loan	2,132	(171)	1,961
Apex Service Partners, LLC	1st Lien Delay Draw Term Loan	4,434	—	4,434
APG Intermediate Holdings Corporation	1st Lien Revolving Loan	1	—	1
Applied Technical Services, LLC	1st Lien Revolving Loan	909	(523)	386
Appriss Health, LLC	1st Lien Revolving Loan	212	—	212
AQ Sage Buyer, LLC	1st Lien Revolving Loan	50	—	50
AQ Sage Buyer, LLC	1st Lien Delay Draw Term Loan	321	—	321
AQ Sunshine, Inc.	1st Lien Revolving Loan	1,163	—	1,163
AQ Sunshine, Inc.	1st Lien Delay Draw Term Loan	651	—	651
Ardonagh Midco 3 PLC	1st Lien Delay Draw Term Loan	229	—	229
Argenbright Holdings V, LLC	1st Lien Delay Draw Term Loan	178	—	178
ASPIRE BIDCO LIMITED	1st Lien Delay Draw Term Loan	1,649	—	1,649
Aspris Bidco Limited	1st Lien Delay Draw Term Loan	403	—	403
ASP-r-pac Acquisition Co LLC	1st Lien Revolving Loan	839	—	839
athenahealth Group Inc.	1st Lien Revolving Loan	2,100	—	2,100
Bamboo Purchaser, Inc.	1st Lien Revolving Loan	1	(1)	—
Bamboo US BidCo LLC	1st Lien Revolving Loan	1,413	—	1,413
Bamboo US BidCo LLC	1st Lien Delay Draw Term Loan	379	—	379
Banyan Software Holdings, LLC	1st Lien Revolving Loan	1	(1)	—
Banyan Software Holdings, LLC	1st Lien Delay Draw Term Loan	125	—	125

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Beacon Pointe Harmony, LLC	1st Lien Revolving Loan	$909	$—	$909
Beacon Pointe Harmony, LLC	1st Lien Delay Draw Term Loan	1,734	—	1,734
Beacon Wellness Brands, Inc.	1st Lien Revolving Loan	410	—	410
Berner Food & Beverage, LLC	1st Lien Revolving Loan	262	(125)	137
BlauwTrust Holding B.V.	1st Lien Delay Draw Term Loan	118	—	118
BlueHalo Global Holdings, LLC	1st Lien Revolving Loan	759	(444)	315
Bobcat Purchaser, LLC	1st Lien Revolving Loan	306	—	306
Bottomline Technologies, Inc. and Legal Spend Holdings, LLC	1st Lien Revolving Loan	1,811	—	1,811
BR PJK Produce, LLC	1st Lien Delay Draw Term Loan	371	—	371
BradyIFS Holdings, LLC	1st Lien Revolving Loan	1,783	—	1,783
BradyIFS Holdings, LLC	1st Lien Delay Draw Term Loan	1,517	—	1,517
Brokers Alliance S.L.	1st Lien Term Loan	2,196	—	2,196
Brokers Alliance S.L.	1st Lien Delay Draw Term Loan	4,857	—	4,857
Businessolver.com, Inc.	1st Lien Delay Draw Term Loan	425	—	425
Capnor Connery Bidco A/S	1st Lien Delay Draw Term Loan	5,380	—	5,380
Capstone Acquisition Holdings, Inc.	1st Lien Revolving Loan	1,150	—	1,150
Captive Resources Midco, LLC	1st Lien Revolving Loan	102	—	102
Cardinal Parent, Inc.	1st Lien Revolving Loan	1	(1)	—
CC Globe Holding II A/S	1st Lien Delay Draw Term Loan	561	—	561
Centric Brands LLC	1st Lien Revolving Loan	293	—	293
CFG Investments WH Limited	1st Lien Revolving Loan	5,000	(4,674)	326
Chariot Buyer LLC	1st Lien Revolving Loan	100	—	100
Cheyenne Petroleum Company Limited Partnership, CPC 2001 LLC and Mill Shoals LLC	1st Lien Delay Draw Term Loan	1,168	—	1,168
City Line Distributors LLC	1st Lien Revolving Loan	1	—	1
City Line Distributors LLC	1st Lien Delay Draw Term Loan	126	—	126
Clarion Home Services Group, LLC	1st Lien Delay Draw Term Loan	261	—	261
Cliffwater LLC	1st Lien Revolving Loan	58	—	58
Cloud Software Group, Inc.	1st Lien Revolving Loan	2,574	—	2,574
CMG HoldCo, LLC	1st Lien Revolving Loan	318	—	318
CMG HoldCo, LLC	1st Lien Delay Draw Term Loan	2,795	—	2,795
Cobalt Buyer Sub, Inc.	1st Lien Revolving Loan	895	(382)	513
Compex Legal Services, Inc.	1st Lien Revolving Loan	900	(270)	630
Confirmasoft AB	1st Lien Delay Draw Term Loan	1,749	—	1,749
Consilio Midco Limited	1st Lien Revolving Loan	225	(202)	23
Consilio Midco Limited	1st Lien Delay Draw Term Loan	87	—	87
Continental Acquisition Holdings, Inc.	1st Lien Revolving Loan	1	(1)	—
Continental Cafe, LLC	1st Lien Revolving Loan	787	(472)	315

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Convera International Holdings Limited	1st Lien Revolving Loan	$1,777	$—	$1,777
Cority Software Inc.	1st Lien Revolving Loan	231	—	231
Cornerstone OnDemand, Inc.	1st Lien Revolving Loan	100	—	100
Coupa Holdings, LLC	1st Lien Revolving Loan	1	—	1
Coupa Holdings, LLC	1st Lien Delay Draw Term Loan	20	—	20
Coyote Buyer, LLC	1st Lien Revolving Loan	2,067	—	2,067
CPIG Holdco Inc.	1st Lien Revolving Loan	2	(1)	1
Crown CT Parent Inc.	1st Lien Revolving Loan	903	—	903
Crown CT Parent Inc.	1st Lien Delay Draw Term Loan	1,040	—	1,040
CST Holding Company	1st Lien Revolving Loan	79	(8)	71
Cube Industrials Buyer, Inc. & Cube A&D Buyer Inc.	1st Lien Revolving Loan	339	—	339
CVP Holdco, Inc.	1st Lien Revolving Loan	3,005	—	3,005
CVP Holdco, Inc.	1st Lien Delay Draw Term Loan	965	—	965
DecoPac, Inc.	1st Lien Revolving Loan	2,383	(715)	1,668
Demakes Borrower, LLC	1st Lien Delay Draw Term Loan	270	—	270
Denali Holdco LLC	1st Lien Revolving Loan	592	—	592
Denali Holdco LLC	1st Lien Delay Draw Term Loan	456	—	456
DFC Global Facility Borrower III LLC	1st Lien Revolving Loan	19,304	(16,358)	2,946
Diligent Corporation	1st Lien Revolving Loan	513	(277)	236
DOXA Insurance Holdings, LLC	1st Lien Revolving Loan	200	—	200
DOXA Insurance Holdings, LLC	1st Lien Delay Draw Term Loan	1,193	—	1,193
Draken Bidco Limited	1st Lien Delay Draw Term Loan	1,440	—	1,440
DRS Holdings III, Inc.	1st Lien Revolving Loan	173	—	173
DS Admiral Bidco, LLC	1st Lien Revolving Loan	359	(72)	287
Dye & Durham Corporation	1st Lien Revolving Loan	1,416	(664)	752
Dynamic NC Aerospace Holdings, LLC	1st Lien Revolving Loan	1,296	(670)	626
ECG Bidco S.A.S.	1st Lien Delay Draw Term Loan	5,902	—	5,902
Echo Purchaser, Inc.	1st Lien Revolving Loan	214	(9)	205
Echo Purchaser, Inc.	1st Lien Delay Draw Term Loan	335	—	335
Elevation Services Parent Holdings, LLC	1st Lien Revolving Loan	631	(467)	164
Elevation Services Parent Holdings, LLC	1st Lien Delay Draw Term Loan	965	—	965
Enverus Holdings, Inc.	1st Lien Revolving Loan	744	—	744
Enverus Holdings, Inc.	1st Lien Delay Draw Term Loan	438	—	438
EPS NASS Parent, Inc.	1st Lien Revolving Loan	158	(135)	23
Erasmus Acquisition Holding B.V.	1st Lien Delay Draw Term Loan	1,065	—	1,065
ESHA Research, LLC	1st Lien Revolving Loan	76	(55)	21
Essential Services Holding Corporation	1st Lien Revolving Loan	1,560	(624)	936
Eternal Aus Bidco Pty Ltd	1st Lien Delay Draw Term Loan	241	—	241
Evolent Health LLC	1st Lien Revolving Loan	2	(1)	1
Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Excel Fitness Holdings, Inc.	1st Lien Delay Draw Term Loan	$380	$—	$380
ExtraHop Networks, Inc.	1st Lien Delay Draw Term Loan	1,072	—	1,072
Finastra USA, Inc.	1st Lien Revolving Loan	2,178	—	2,178
FL Hawk Intermediate Holdings, Inc.	1st Lien Revolving Loan	1,312	—	1,312
Flexential Topco Corporation	1st Lien Revolving Loan	3,000	(2,400)	600
Flint Opco, LLC	1st Lien Revolving Loan	1	—	1
Flint Opco, LLC	1st Lien Delay Draw Term Loan	321	—	321
Flywheel Acquireco, Inc.	1st Lien Revolving Loan	1,665	(1,110)	555
Foundation Consumer Brands, LLC	1st Lien Revolving Loan	389	—	389
Foundation Risk Partners, Corp.	1st Lien Revolving Loan	2,627	—	2,627
Foundation Risk Partners, Corp.	1st Lien Delay Draw Term Loan	4,297	—	4,297
Galway Borrower LLC	1st Lien Revolving Loan	969	—	969
GC Waves Holdings, Inc.	1st Lien Revolving Loan	173	—	173
GC Waves Holdings, Inc.	1st Lien Delay Draw Term Loan	2,498	—	2,498
Gilfoyle Bidco AB	1st Lien Delay Draw Term Loan	900	—	900
Global Music Rights, LLC	1st Lien Revolving Loan	473	—	473
GNZ Energy Bidco Limited	1st Lien Delay Draw Term Loan	1,240	—	1,240
Gotham Greens Holdings, PBC	1st Lien Delay Draw Term Loan	5,245	—	5,245
GraphPAD Software, LLC	1st Lien Revolving Loan	2	(1)	1
Groundworks, LLC	1st Lien Revolving Loan	1	—	1
Groundworks, LLC	1st Lien Delay Draw Term Loan	20	—	20
GS SEER Group Borrower LLC	1st Lien Revolving Loan	37	—	37
GS SEER Group Borrower LLC	1st Lien Delay Draw Term Loan	116	—	116
GTCR F Buyer Corp.	1st Lien Revolving Loan	45	—	45
GTCR F Buyer Corp.	1st Lien Delay Draw Term Loan	281	—	281
Guidepoint Security Holdings, LLC	1st Lien Revolving Loan	200	—	200
Guidepoint Security Holdings, LLC	1st Lien Delay Draw Term Loan	295	—	295
Hakken Bidco B.V.	1st Lien Delay Draw Term Loan	956	—	956
Halcon Holdings, LLC	1st Lien Delay Draw Term Loan	89	—	89
Hamsard 3713 Limited	1st Lien Delay Draw Term Loan	5,614	—	5,614
Heavy Construction Systems Specialists, LLC	1st Lien Revolving Loan	410	—	410
Helios Service Partners, LLC & Astra Service Partners, LLC	1st Lien Revolving Loan	1	(1)	—
Helios Service Partners, LLC & Astra Service Partners, LLC	1st Lien Delay Draw Term Loan	430	—	430
HH-Stella, Inc.	1st Lien Revolving Loan	444	—	444
HH-Stella, Inc.	1st Lien Delay Draw Term Loan	652	—	652
Higginbotham Insurance Agency, Inc.	1st Lien Delay Draw Term Loan	200	—	200
High Street Buyer, Inc.	1st Lien Revolving Loan	688	—	688

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
High Street Buyer, Inc.	1st Lien Delay Draw Term Loan	$5,301	$—	$5,301
Highline Aftermarket Acquisition, LLC	1st Lien Revolving Loan	1	—	1
Hills Distribution, Inc.	1st Lien Revolving Loan	1	(1)	—
Hills Distribution, Inc.	1st Lien Delay Draw Term Loan	314	—	314
HP RSS Buyer, Inc.	1st Lien Delay Draw Term Loan	701	—	701
Hyland Software, Inc.	1st Lien Revolving Loan	594	—	594
Infinity Home Services HoldCo, Inc.	1st Lien Revolving Loan	456	—	456
Infinity Home Services HoldCo, Inc.	1st Lien Delay Draw Term Loan	1,410	—	1,410
Inszone Mid, LLC	1st Lien Revolving Loan	122	—	122
Inszone Mid, LLC	1st Lien Delay Draw Term Loan	1,899	—	1,899
IQN Holding Corp.	1st Lien Revolving Loan	628	—	628
IQN Holding Corp.	1st Lien Delay Draw Term Loan	704	—	704
IRI Group Holdings, Inc.	1st Lien Revolving Loan	1,305	(235)	1,070
Ivanti Software, Inc.	1st Lien Revolving Loan	460	(21)	439
Jewel Bidco Limited	1st Lien Delay Draw Term Loan	922	—	922
JMG Group Investments Limited	1st Lien Delay Draw Term Loan	9,957	—	9,957
Kaseya Inc.	1st Lien Revolving Loan	2,372	(598)	1,774
Kaseya Inc.	1st Lien Delay Draw Term Loan	2,221	—	2,221
Kene Acquisition, Inc.	1st Lien Revolving Loan	676	—	676
Keystone Agency Partners LLC	1st Lien Revolving Loan	20	—	20
Keystone Agency Partners LLC	1st Lien Delay Draw Term Loan	1,429	—	1,429
Kings Buyer, LLC	1st Lien Revolving Loan	116	—	116
Laboratories Bidco LLC	1st Lien Revolving Loan	1,568	(654)	914
Lavatio Midco Sarl	1st Lien Delay Draw Term Loan	408	—	408
LeanTaaS Holdings, Inc.	1st Lien Delay Draw Term Loan	3,874	—	3,874
Leviathan Intermediate Holdco, LLC	1st Lien Revolving Loan	13	—	13
LGDN Bidco Limited	1st Lien Delay Draw Term Loan	275	—	275
Lightbeam Bidco, Inc.	1st Lien Revolving Loan	1	—	1
Lightbeam Bidco, Inc.	1st Lien Delay Draw Term Loan	547	—	547
LJ Perimeter Buyer, Inc.	1st Lien Delay Draw Term Loan	512	—	512
LJo Finco AB	1st Lien Revolving Loan	2,330	—	2,330
LJo Finco AB	1st Lien Delay Draw Term Loan	5,105	—	5,105
Lowe P27 Bidco Limited	1st Lien Delay Draw Term Loan	2,026	—	2,026
Majesco	1st Lien Revolving Loan	624	—	624
Marmic Purchaser, LLC	1st Lien Revolving Loan	287	(230)	57
Marmic Purchaser, LLC	1st Lien Delay Draw Term Loan	910	—	910
Mavis Tire Express Services Topco Corp.	1st Lien Revolving Loan	1	—	1
Mercury Borrower, Inc.	1st Lien Revolving Loan	470	—	470
Micromeritics Instrument Corp.	1st Lien Revolving Loan	331	—	331

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Mimecast Borrowerco, Inc.	1st Lien Delay Draw Term Loan	$3,831	$—	$3,831
Monica Holdco (US), Inc.	1st Lien Revolving Loan	1,009	(1,002)	7
Mr. Greens Intermediate, LLC	1st Lien Revolving Loan	114	—	114
Mr. Greens Intermediate, LLC	1st Lien Delay Draw Term Loan	967	—	967
MRI Software LLC	1st Lien Revolving Loan	541	—	541
MRI Software LLC	1st Lien Delay Draw Term Loan	325	—	325
MWG BidCo ApS	1st Lien Term Loan	254	—	254
MWG BidCo ApS	1st Lien Delay Draw Term Loan	41	—	41
Nelipak European Holdings Cooperatief U.A.	1st Lien Revolving Loan	629	(130)	499
Nelipak Holding Company	1st Lien Revolving Loan	605	(165)	440
Neptune BidCo US Inc.	1st Lien Revolving Loan	2,988	—	2,988
Network Bidco B.V.	1st Lien Delay Draw Term Loan	1,493	—	1,493
New Churchill Holdco LLC	1st Lien Revolving Loan	151	(19)	132
New Churchill Holdco LLC	1st Lien Delay Draw Term Loan	1,992	—	1,992
Next Holdco, LLC	1st Lien Revolving Loan	37	—	37
Next Holdco, LLC	1st Lien Delay Draw Term Loan	255	—	255
NMC Skincare Intermediate Holdings II, LLC	1st Lien Revolving Loan	465	(36)	429
North American Fire Holdings, LLC	1st Lien Revolving Loan	411	(185)	226
North Haven Fairway Buyer, LLC	1st Lien Revolving Loan	13	—	13
North Haven Fairway Buyer, LLC	1st Lien Delay Draw Term Loan	44	—	44
North Haven Stack Buyer, LLC	1st Lien Revolving Loan	259	(162)	97
North Haven Stack Buyer, LLC	1st Lien Delay Draw Term Loan	447	—	447
Northwinds Holding, Inc.	1st Lien Revolving Loan	885	—	885
Northwinds Holding, Inc.	1st Lien Delay Draw Term Loan	1,021	—	1,021
Oakbridge Insurance Agency LLC	1st Lien Revolving Loan	113	—	113
Oakbridge Insurance Agency LLC	1st Lien Delay Draw Term Loan	626	—	626
Odevo AB	1st Lien Delay Draw Term Loan	5,325	—	5,325
Olympia Acquisition, Inc.	1st Lien Delay Draw Term Loan	54	—	54
OMH-HealthEdge Holdings, LLC	1st Lien Revolving Loan	878	—	878
Panther NewCo	1st Lien Delay Draw Term Loan	2,703	—	2,703
Paragon 28, Inc.	1st Lien Revolving Loan	2	(1)	1
Paragon 28, Inc.	1st Lien Delay Draw Term Loan	1,217	—	1,217
Pathstone Family Office LLC	1st Lien Revolving Loan	190	(42)	148
Pathstone Family Office LLC	1st Lien Delay Draw Term Loan	258	—	258
Patriot Growth Insurance Services, LLC	1st Lien Revolving Loan	250	—	250
PCIA SPV-3, LLC	1st Lien Revolving Loan	321	—	321
PCIA SPV-3, LLC	1st Lien Delay Draw Term Loan	682	—	682
PDDS Holdco, Inc.	1st Lien Revolving Loan	58	(17)	41
PDDS Holdco, Inc.	1st Lien Delay Draw Term Loan	83	—	83

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Pegasus (Bidco) Limited	1st Lien Delay Draw Term Loan	$3,505	$—	$3,505
People Corporation	1st Lien Revolving Loan	858	(735)	123
People Corporation	1st Lien Delay Draw Term Loan	1,444	—	1,444
PestCo, LLC	1st Lien Revolving Loan	1	—	1
PestCo, LLC	1st Lien Delay Draw Term Loan	100	—	100
Platinum Credit Bidco Limited	1st Lien Revolving Loan	4,448	—	4,448
Pluralsight, Inc.	1st Lien Revolving Loan	1,205	(936)	269
PracticeTek Purchaser, LLC	1st Lien Revolving Loan	2	(1)	1
PracticeTek Purchaser, LLC	1st Lien Delay Draw Term Loan	2,363	—	2,363
Precision Concepts International LLC	1st Lien Revolving Loan	312	—	312
Premier Specialties, Inc.	1st Lien Revolving Loan	385	(77)	308
Premise Health Holding Corp	1st Lien Revolving Loan	1	—	1
Prime Buyer, L.L.C.	1st Lien Revolving Loan	3,985	—	3,985
Prime Dental Alliance B.V.	1st Lien Term Loan	42	—	42
Prime Dental Alliance B.V.	1st Lien Delay Draw Term Loan	1,150	—	1,150
Priority Waste Holdings LLC	1st Lien Revolving Loan	2	(1)	1
Priority Waste Holdings LLC	1st Lien Delay Draw Term Loan	894	—	894
ProfitSolv Purchaser, Inc.	1st Lien Revolving Loan	608	—	608
ProFund S.a r.l.	1st Lien Delay Draw Term Loan	398	—	398
Project Essential Bidco, Inc.	1st Lien Revolving Loan	121	—	121
Project Hammond Bidco Limited	1st Lien Delay Draw Term Loan	1,673	—	1,673
Proofpoint, Inc.	1st Lien Revolving Loan	240	—	240
PSC Group LLC	1st Lien Revolving Loan	2,106	—	2,106
PSC Group LLC	1st Lien Delay Draw Term Loan	136	—	136
Pushpay USA Inc.	1st Lien Revolving Loan	18	—	18
PX HoldCo3 Limited	1st Lien Delay Draw Term Loan	423	—	423
Pye-Barker Fire & Safety, LLC	1st Lien Delay Draw Term Loan	2,576	—	2,576
QF Holdings, Inc.	1st Lien Revolving Loan	317	—	317
Radius Aerospace Europe Limited	1st Lien Revolving Loan	193	(157)	36
Radius Aerospace, Inc.	1st Lien Revolving Loan	428	(114)	314
Raptor Technologies, LLC (Sycamore Bidco Ltd)	1st Lien Revolving Loan	498	—	498
Rawlings Sporting Goods Company, Inc.	1st Lien Revolving Loan	1	(1)	—
RB Holdings Interco, LLC	1st Lien Revolving Loan	698	(605)	93
Reddy Ice LLC	1st Lien Revolving Loan	955	—	955
Reddy Ice LLC	1st Lien Delay Draw Term Loan	151	—	151
Redwood Services, LLC	1st Lien Revolving Loan	194	—	194
Redwood Services, LLC	1st Lien Delay Draw Term Loan	1,653	—	1,653
Registrar Intermediate, LLC	1st Lien Revolving Loan	764	—	764
Relativity ODA LLC	1st Lien Revolving Loan	1	—	1

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Repairify, Inc.	1st Lien Revolving Loan	$765	$(510)	$255
Revalize, Inc.	1st Lien Revolving Loan	227	(57)	170
RMS Holdco II, LLC	1st Lien Revolving Loan	883	—	883
Rodeo AcquisitionCo LLC	1st Lien Revolving Loan	312	(215)	97
RSK Group Limited	1st Lien Delay Draw Term Loan	888	—	888
Rubicone Bidco Limited	1st Lien Delay Draw Term Loan	708	—	708
SageSure Holdings, LLC	2nd Lien Delay Draw Term Loan	1,293	—	1,293
Saldon Holdings, Inc.	1st Lien Revolving Loan	381	—	381
Schill Landscaping and Lawn Care Services, LLC	1st Lien Revolving Loan	720	(288)	432
SCM Insurance Services Inc.	1st Lien Revolving Loan	1	—	1
Sera 2021 LLC	1st Lien Delay Draw Term Loan	390	—	390
Service Logic Acquisition, Inc.	1st Lien Revolving Loan	1,007	—	1,007
Seventeen Group Limited	1st Lien Delay Draw Term Loan	649	—	649
Shermco Intermediate Holdings, Inc.	1st Lien Revolving Loan	1,000	(25)	975
Shermco Intermediate Holdings, Inc.	1st Lien Delay Draw Term Loan	245	—	245
Sigma Electric Manufacturing Corporation	1st Lien Revolving Loan	1	—	1
Smarsh Inc.	1st Lien Revolving Loan	227	—	227
Smarsh Inc.	1st Lien Delay Draw Term Loan	445	—	445
Solar Bidco Limited	1st Lien Delay Draw Term Loan	1,411	—	1,411
Spitfire Bidco Limited	1st Lien Delay Draw Term Loan	4,007	—	4,007
SSE Buyer, Inc.	1st Lien Revolving Loan	1	(1)	—
Steward Partners Global Advisory, LLC	1st Lien Delay Draw Term Loan	583	—	583
Sugar PPC Buyer LLC	1st Lien Delay Draw Term Loan	597	—	597
Sun Acquirer Corp.	1st Lien Revolving Loan	1,059	(212)	847
Sun Acquirer Corp.	1st Lien Delay Draw Term Loan	1,370	—	1,370
Sunbit Receivables Trust IV	1st Lien Revolving Loan	5,000	—	5,000
Sundance Group Holdings, Inc.	1st Lien Revolving Loan	2	(1)	1
Symbol Bidco I Limited	1st Lien Delay Draw Term Loan	845	—	845
Symplr Software Inc.	1st Lien Revolving Loan	1	—	1
Systems Planning and Analysis, Inc.	1st Lien Revolving Loan	1,004	—	1,004
TA/WEG Holdings, LLC	1st Lien Revolving Loan	914	—	914
Tandarts Today Holding B.V.	1st Lien Delay Draw Term Loan	2,621	—	2,621
TCP Hawker Intermediate LLC	1st Lien Revolving Loan	595	—	595
TCP Hawker Intermediate LLC	1st Lien Delay Draw Term Loan	836	—	836
The Mather Group, LLC	1st Lien Revolving Loan	750	(150)	600
The Mather Group, LLC	1st Lien Delay Draw Term Loan	571	—	571
The Ultimus Group Midco, LLC	1st Lien Revolving Loan	396	(45)	351
Thermostat Purchaser III, Inc.	1st Lien Revolving Loan	100	—	100
Trader Corporation	1st Lien Revolving Loan	13	—	13

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
TSS Buyer, LLC	1st Lien Delay Draw Term Loan	$161	$—	$161
Two Six Labs, LLC	1st Lien Revolving Loan	2,561	—	2,561
UKG Inc.	1st Lien Revolving Loan	2	—	2
United Digestive MSO Parent, LLC	1st Lien Revolving Loan	130	—	130
United Digestive MSO Parent, LLC	1st Lien Delay Draw Term Loan	834	—	834
US Salt Investors, LLC	1st Lien Revolving Loan	679	—	679
Verista, Inc.	1st Lien Revolving Loan	2,000	(333)	1,667
Vertex Service Partners, LLC	1st Lien Revolving Loan	210	—	210
Vertex Service Partners, LLC	1st Lien Delay Draw Term Loan	1,493	—	1,493
Visual Edge Technology, Inc.	1st Lien Delay Draw Term Loan	50	—	50
Vobev, LLC	1st Lien Revolving Loan	1	(1)	—
Vobev, LLC	1st Lien Delay Draw Term Loan	449	—	449
VPP Intermediate Holdings, LLC	1st Lien Revolving Loan	315	—	315
VPP Intermediate Holdings, LLC	1st Lien Delay Draw Term Loan	1,960	—	1,960
VRC Companies, LLC	1st Lien Revolving Loan	1,342	—	1,342
Waste Services Finco Pty Ltd	1st Lien Delay Draw Term Loan	364	—	364
Watermill Express, LLC	1st Lien Revolving Loan	275	(121)	154
Waverly Advisors, LLC	1st Lien Revolving Loan	375	—	375
WCI-BXC Purchaser, LLC	1st Lien Revolving Loan	34	—	34
WebPT, Inc.	1st Lien Revolving Loan	216	(52)	164
Wellness AcquisitionCo, Inc.	1st Lien Revolving Loan	504	—	504
Wellness AcquisitionCo, Inc.	1st Lien Delay Draw Term Loan	609	—	609
Wildcat BuyerCo, Inc.	1st Lien Revolving Loan	255	—	255
Wildcat BuyerCo, Inc.	1st Lien Delay Draw Term Loan	330	—	330
Witherslack Bidco Limited	1st Lien Delay Draw Term Loan	525	—	525
WorkWave Intermediate II, LLC	1st Lien Revolving Loan	460	—	460
World Insurance Associates, LLC	1st Lien Revolving Loan	60	—	60
World Insurance Associates, LLC	1st Lien Delay Draw Term Loan	2,572	—	2,572
Worldwide Produce Acquisition, LLC	1st Lien Revolving Loan	21	(10)	11
Worldwide Produce Acquisition, LLC	1st Lien Delay Draw Term Loan	53	—	53
WSBidCo Limited	1st Lien Delay Draw Term Loan	2,696	—	2,696
WSHP FC Acquisition LLC	1st Lien Revolving Loan	2,945	(2,757)	188
YE Brands Holdings, LLC	1st Lien Revolving Loan	297	(154)	143
ZB Holdco LLC	1st Lien Revolving Loan	637	—	637
ZB Holdco LLC	1st Lien Delay Draw Term Loan	480	—	480
		$338,231	$(42,039)	$296,192

(i)  This loan or a portion of this loan represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon a spread plus the applicable reference rate determined at the time of purchase.

(j)  Loan or bond was on non-accrual status as of December 31, 2023.

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

(k)  Non-income producing security as of December 31, 2023.

(l)  When-Issued or delayed delivery security based on typical market settlement convention for such security.

(m)  The Fund sold a participating interest of CAD $8,582 in aggregate principal amount outstanding of the portfolio company's first lien senior secured revolver. As the transaction did not qualify as a "true sale" in accordance with U.S. generally accepted accounting principles ("GAAP"), the Fund recorded a corresponding secured borrowing of $5,697 at fair value, included in "accrued expenses and other payables" in the consolidated statement of assets and liabilities. As of December 31, 2023, the interest rate in effect for the secured borrowing was 12.96%.

(n)  The Fund sold a participating interest of $850 in aggregate principal amount outstanding of the portfolio company's first lien senior secured revolver. As the transaction did not qualify as a "true sale" in accordance with GAAP, the Fund recorded a corresponding secured borrowing of $850 at fair value, included in "accrued expenses and other payables" in the consolidated statement of assets and liabilities. As of December 31, 2023, the interest rate in effect for the secured borrowing was 12.96%.

As of December 31, 2023, the aggregate cost of securities for federal income tax purposes was $4,543,501. Unrealized appreciation and depreciation on investments for federal income tax purposes are as follows:

Gross unrealized appreciation	$86,101
Gross unrealized depreciation	(164,070)
Net unrealized depreciation	$(77,969)

Securities sold short as of December 31, 2023 were as follows:

Corporate Bonds Sold Short

Company	Industry	Interest Rate	Maturity Date	Principal Amount	Value	% of Net Assets
Staples Inc.	Consumer Discretionary Distribution and Retail	7.50%	04/15/2026	$(770)	$(718)
Total Corporate Bonds Sold Short (Cost $(638))					$(718)	(0.02)%

Forward currency contracts as of December 31, 2023 were as follows:

Description	Notional Amount to be Purchased	Notional Amount to be Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Foreign currency forward contract	$19,049	CAD	25,235	Goldman Sachs	January 18, 2024	$—	$(206)
Foreign currency forward contract	$122,347		£95,973	Goldman Sachs	January 26, 2024	—	(5,675)
Foreign currency forward contract	$108,044		€97,774	Goldman Sachs	January 26, 2024	—	(3,852)
Foreign currency forward contract	$8,427	CAD	11,164	Goldman Sachs	January 26, 2024	—	(319)
Foreign currency forward contract	$8,442	DKK	56,938	Goldman Sachs	January 26, 2024	—	(331)
Foreign currency forward contract	$778	NOK	7,895	Goldman Sachs	January 26, 2024	—	(70)
Foreign currency forward contract	$12,222	NZD	19,332	Goldman Sachs	January 26, 2024	—	(972)
Foreign currency forward contract	$3,817	PLN	15,023	Goldman Sachs	January 26, 2024	—	(270)
Foreign currency forward contract	$27,881	SEK	280,934	Goldman Sachs	January 26, 2024	—	(2,516)
Foreign currency forward contract	$10,567	AUD	15,492	Goldman Sachs	January 29, 2024	—	(616)
Foreign currency forward contract	$4,302		£3,371	Goldman Sachs	August 21, 2026	—	(131)
Total						$—	$(14,958)

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Purchased options outstanding as of December 31, 2023 were as follows:

Options on Equity Indices — Buy Protection

Description	Exercise Price	Expiration Date	Counterparty	Notional Amount	Premium	Fair Value
Call-United States Oil Fund LP-USO US	$102	04/19/2024	Citigroup Global Markets Inc.	$6,718	$166	$102
Put-SPDR S&P 500 ETF Trust-SPY US	330	06/21/2024	Citigroup Global Markets Inc.	47,531	40	17
Total Purchased Options on Equity Indices					$206	$119

Written options outstanding as of December 31, 2023 were as follows:

Options on Equity Indices — Sell Protection

Description	Exercise Price	Expiration Date	Counterparty	Notional Amount	Premium	Fair Value
Put-SPDR S&P 500 ETF Trust-SPY US	$40	06/21/2024	Citigroup Global Markets Inc.	$(47,531)	$(107)	$(70)
Total Written Options					$(107)	$(70)

Swap Agreements outstanding as of December 31, 2023 were as follows:

Swap Agreements: Centrally Cleared or Exchange Traded

Credit Default Swaps on Credit Indices — Buy Protection (1)

Description	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (2)	Value (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY S35 5Y	Q	5.00%	12/20/2025	ICE	$4,121	$(244)	$(404)	$160
CDX.NA.HY S37 5Y	Q	5.00%	12/20/2026	ICE	3,638	(260)	(148)	(112)
CDX.NA.HY S39 5Y	Q	5.00%	12/20/2027	ICE	2,450	(153)	(2)	(151)
Total Swap Agreements — Buy Protection: Centrally Cleared or Exchange Traded						$(657)	$(554)	$(103)

Credit Default Swaps on Credit Indices — Sell Protection (4)

Description	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (2)	Value (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
UBER CDS USD SR 5Y	Q	5.00%	06/20/2027	Goldman Sachs	$(900)	$122	$61	$61
SRT CDS Tranche 95.12-99.23	M	5.25%	09/30/2031	Goldman Sachs	(16,690)	78	—	78
Total Swap Agreements — Sell Protection: Centrally Cleared or Exchange Traded						$200	$61	$139

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Swap Agreements: Over the Counter

Credit Default Swaps on Credit Indices — Buy Protection (1)

Description	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Counterparty	Notional Amount (2)	Value (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY S35 5Y Tranche 15-25	Q	5.00%	12/20/2025	Goldman Sachs	$3,531	$(286)	$(21)	$(265)
CMBX.NA.BBB— S9	M	3.00%	9/17/2058	Goldman Sachs	1,030	179	246	(67)
Total Swap Agreements — Buy Protection: Over the Counter						$(107)	$225	$(332)

(1)  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)  The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)  The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative had the notional amount of the swap agreement been closed/sold as of year-end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

Currencies:

€  Euro Currency

£  British Pounds

$  U.S. Dollars

AUD  Australian Dollars

CAD  Canadian Dollars

DKK  Danish Krone

GBP  British Pounds

NOK  Norwegian Krone

NZD  New Zealand Dollars

PLN  Polish Zloty

SEK  Swedish Krone

USD  U.S. Dollars

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Statement of Assets and Liabilities

December 31, 2023
(in thousands)

Assets
Investments in unaffiliated issuers, at fair value (cost $4,516,146)	$4,465,719
Derivatives	498
Cash	86,464
Cash denominated in foreign currency, at value (cost $22,502)	22,495
Due from brokers	41,994
Receivable for common shares issued by the Fund	24,988
Receivable for securities sold	11,464
Interest and dividend receivable	34,233
Other assets	3,542
Total assets	$4,691,397
Liabilities
Debt	$673,056
Mandatory redeemable preferred shares (liquidation preference $570,000, net of unamortized deferred issuance costs of $4,347)	565,653
Securities sold short (cost $638)	718
Derivatives	15,313
Payable for securities purchased	161,533
Interest and facility fees payable	8,246
Accrued expenses and other payables	57,658
Total liabilities	1,482,177
Commitments and contingencies (See Note 2)
Net assets	$3,209,220
Net assets consist of:
Paid-in capital	$3,217,071
Accumulated overdistributed earnings	(7,851)
Net assets	$3,209,220

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Statement of Assets and Liabilities (continued)

December 31, 2023
(in thousands, except per share data)

Common shares:
Class A:
Net Assets	$68,153
Shares Outstanding ($.001 par value; unlimited shares authorized)	2,731
Net Asset Value Per Share	$24.96
Maximum Offering Price Per Share	$26.48
Class C:
Net Assets	$79,242
Shares Outstanding ($.001 par value; unlimited shares authorized)	3,200
Net Asset Value Per Share	$24.77
Class I:
Net Assets	$2,432,547
Shares Outstanding ($.001 par value; unlimited shares authorized)	96,434
Net Asset Value Per Share	$25.23
Class L:
Net Assets	$11,283
Shares Outstanding ($.001 par value; unlimited shares authorized)	451
Net Asset Value Per Share	$25.04
Maximum Offering Price Per Share	$26.15
Class U:
Net Assets	$477,044
Shares Outstanding ($.001 par value; unlimited shares authorized)	19,025
Net Asset Value Per Share	$25.08
Class U-2:
Net Assets	$106,738
Shares Outstanding ($.001 par value; unlimited shares authorized)	4,262
Net Asset Value Per Share	$25.05
Maximum Offering Price Per Share	$25.69
Class W:
Net Assets	$34,213
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,356
Net Asset Value Per Share	$25.23
Maximum Offering Price Per Share	$26.01

See accompanying notes to consolidated financial statements.

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Statement of Operations

For the year ended December 31, 2023
(in thousands)

Investment income:
Interest	$445,222
Dividend	19,227
Total investment income	464,449
Expenses:
Management fee (Note 3)	49,083
Incentive fee (Note 3)	48,004
Interest and credit facility fees (Note 6 and 7)	69,476
Shareholder service expense and distribution fees (Note 3)	4,942
Other expenses	12,503
Total operating expenses	184,008
Tax expenses	2,000
Total expenses	186,008
Net investment income	278,441
Realized and unrealized gains (losses) on investments, foreign currency and derivative contracts
Net realized losses on investments	(31,488)
Net realized gains on securities sold short	193
Net realized losses on derivative contracts	(5,493)
Net realized gains on foreign currency	2,339
Net unrealized gains on investments	126,756
Net unrealized losses on securities sold short	(250)
Net unrealized losses on derivative contracts	(4,414)
Net unrealized losses on foreign currency	(16,574)
Net realized and unrealized gains on investments, foreign currency and other transactions	71,069
Net increase in net assets resulting from operations	$349,510

See accompanying notes to consolidated financial statements.

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Statements of Changes in Net Assets

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Increase (decrease) in net assets from operations:
Net investment income	$278,441	$155,102
Net realized (losses) gains on investments, foreign currency and other transactions	(34,449)	11,917
Net unrealized gains (losses) on investments, foreign currency and other transactions	105,518	(210,771)
Net increase (decrease) from operations	349,510	(43,752)
Distributions to shareholders from (Note 2):
Distributed earnings — Class A	(5,157)	(3,380)
Distributed earnings — Class C	(5,652)	(4,298)
Distributed earnings — Class I	(171,051)	(98,901)
Distributed earnings — Class L	(858)	(604)
Distributed earnings — Class U	(32,512)	(20,824)
Distributed earnings — Class U-2	(6,983)	(4,278)
Distributed earnings — Class W	(2,627)	(1,995)
Total distributions	(224,840)	(134,280)
Increase (decrease) in net assets from operations and distributions	124,670	(178,032)
Share transactions:
Class A:
Proceeds of shares issued	16,142	11,939
Value of distributions reinvested	1,243	928
Cost of shares repurchased	(10,903)	(11,568)
Net increase from share transactions	6,482	1,299
Class C:
Proceeds of shares issued	7,637	9,867
Value of distributions reinvested	2,613	2,041
Cost of shares repurchased	(8,058)	(9,508)
Net increase from share transactions	2,192	2,400
Class I:
Proceeds of shares issued	721,481	792,673
Value of distributions reinvested	40,766	24,844
Cost of shares repurchased	(241,871)	(207,867)
Net increase from share transactions	520,376	609,650
Class L:
Proceeds of shares issued	273	1,452
Value of distributions reinvested	611	448
Cost of shares repurchased	(627)	(403)
Net increase from share transactions	257	1,497

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Statements of Changes in Net Assets (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Class U:
Proceeds of shares issued	76,019	82,718
Value of distributions reinvested	24,403	16,219
Cost of shares repurchased	(31,821)	(26,911)
Net increase from share transactions	68,601	72,026
Class U-2:
Proceeds of shares issued	22,286	33,378
Value of distributions reinvested	5,334	3,392
Cost of shares repurchased	(9,913)	(2,891)
Net increase from share transactions	17,707	33,879
Class W:
Proceeds of shares issued	—	—
Value of distributions reinvested	1,952	1,459
Cost of shares repurchased	(1,399)	(5,354)
Net increase (decrease) from share transactions	553	(3,895)
Total increase in net assets	740,838	538,824
Net Assets, beginning of period	2,468,382	1,929,558
Net Assets, end of period	$3,209,220	$2,468,382

See accompanying notes to consolidated financial statements.

Annual Report 2023

CION Ares Diversified Credit Fund

Consolidated Statement of Cash Flows

For the year ended December 31, 2023
(in thousands, except per share data, percentages and as otherwise noted)

Operating activities:
Net increase in net assets resulting from operations	$349,510
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(2,006,337)
Proceeds from the sale of investments	1,241,331
Proceeds from securities sold short	1,951
Purchases to cover securities sold short	(2,606)
Purchases of derivative contracts	(5,692)
Proceeds from the sale of derivative contracts	179
Amortization and accretion of discounts and premiums, net	(15,870)
Net realized and unrealized gains on investments	(95,268)
Net realized and unrealized losses on securities sold short	57
Net realized and unrealized losses on derivative contracts	9,907
Net realized and unrealized losses on foreign currency	14,235
Amortization of debt issuance cost	2,693
Payment-in-kind ("PIK") interest and dividends	(17,135)
Collections of PIK interest and dividends	2,609
Changes in operating assets and liabilities:
Due from brokers	(15,107)
Interest and dividend receivable	(6,135)
Other assets	(92)
Interest and facility fees payable	2,819
Accrued expenses and other payables	4,090
Net cash used in operating activities	(534,861)
Financing activities:
Borrowings on debt	999,176
Repayments of debt	(996,200)
Proceeds from issuance of mandatory redeemable preferred shares	150,000
Deferred debt and mandatory redeemable preferred shares issuance costs	(1,644)
Proceeds of common shares issued	837,262
Cost of common shares repurchased	(308,051)
Distributions to shareholders	(214,064)
Value of distributions reinvested	76,922
Net cash provided by financing activities	543,401
Change in Cash	8,540
Cash, Beginning of Period	100,419
Cash, End of Period	$108,959
Supplemental disclosure of cash flow information:
Cash paid for interest and credit facility fees during the period	$63,979
Cash paid for taxes during the period	$3,748

See accompanying notes to consolidated financial statements.

Annual Report 2023

CION Ares Diversified Credit Fund

Financial Highlights

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
Class A
Per share data:
Net asset value, beginning of period	$23.86		$25.75		$25.13		$25.93
Income from investment operations:
Net investment income(a)	2.50		1.62		1.46		1.40
Net realized and unrealized gains (losses)	0.61		(2.09)		0.55		(0.80)
Total income (loss) from investment operations	3.11		(0.47)		2.01		0.60
Less distributions declared to shareholders:
From net investment income	(2.01)		(1.42)		(1.39)		(1.40)
Total distributions	(2.01)		(1.42)		(1.39)		(1.40)
Net asset value, end of period	$24.96		$23.86		$25.75		$25.13
Total return, excluding expense support(b)	13.53%		(1.70)%		8.93%		3.61%
Total return, including expense support(b)	13.53%		(1.84)%		8.21%		2.77%
Ratios to average net assets/supplemental data:
Net assets, end of period	$68,153		$58,829		$62,031		$58,881
Including interest expense:
Expenses, excluding expense support(d)(g)	6.97	%(h)	4.92	%(h)	3.11	%(h)	3.44%
Expenses, including expense support(d)(f)(g)	6.97	%(h)	5.06	%(h)	3.83	%(h)	4.28%
Excluding interest expense:
Expenses, excluding expense support(d)(g)	4.40%		3.40%		2.46%		2.90%
Expenses, including expense support(d)(f)(g)	4.40%		3.54%		3.18%		3.73%
Net investment income(d)	10.25%		6.53%		5.72%		5.86%
Portfolio turnover rate	30.64%		38.16%		43.72%		59.77%

Annual Report 2023

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Period from January 26, 2017 to October 31, 2017
Class A
Per share data:
Net asset value, beginning of period	$25.44		$25.80	$25.25	$25.00
Income from investment operations:
Net investment income(a)	0.23		1.39	1.52	0.86
Net realized and unrealized gains (losses)	0.49		(0.36)	0.42	0.44
Total income from investment operations	0.72		1.03	1.94	1.30
Less distributions declared to shareholders:
From net investment income	(0.23)		(1.39)	(1.39)	(0.86)
From net realized gains on investments	—		—	—	(0.12)
From net unrealized gains on investments and foreign currency	—		—	—	(0.07)
Total distributions	(0.23)		(1.39)	(1.39)	(1.05)
Net asset value, end of period	$25.93		$25.44	$25.80	$25.25
Total return, excluding expense support(b)	2.86	%(c)	4.37%	(2.44)%	(37.12	)%(c)
Total return, including expense support(d)	2.86	%(c)	4.10%	7.91%	5.32	%(c)
Ratios to average net assets/supplemental data:
Net assets, end of period	$60,203		$54,386	$37,915	$12,865
Including interest expense:
Expenses, excluding expense support(e)(h)	4.01	%(f)	4.03%	5.98%	58.85	%(f)
Expenses, including expense support(e)(g)(h)	4.01	%(f)	4.30%	0.34%	0.00	%(f)
Excluding interest expense:
Expenses, excluding expense support(h)	3.33	%(f)	3.38%	5.97%	58.85	%(f)
Expenses, including expense support(g)(h)	3.33	%(f)	3.65%	0.33%	0.00	%(f)
Net investment income(e)	5.27	%(f)	5.56%	5.91%	4.48	%(f)
Portfolio turnover rate	5.42	%(c)	63.58%	28.36%	164.09	%(c)

*  For the two month period ended December 31, 2019. See Note 1 to the consolidated financial statements.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan, (the "DRIP"). Total return is not annualized for periods less than one year. Total return excludes or includes, as noted, expense support provided or (recouped) by CION Ares Management, LLC (the "Adviser").

(c)  Not annualized.

(d)  Includes organizational and offering costs, where applicable.

(e)  Annualized, except for certain non-recurring costs.

(f)  Includes expense support provided or (recouped) by the Adviser.

Annual Report 2023

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

(g)  For the periods presented below, the ratio of operating expenses to average net assets consisted of the following:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Base management fees	1.82%	1.77%	1.58%	1.56%
Income based incentive fees	1.77%	0.79%	—%	—%
Cost of borrowing	2.57%	1.52%	0.65%	0.54%
Net expense support	—%	0.14%	0.72%	0.84%
Other operating expenses	0.81%	0.84%	0.88%	1.35%
Total operating expenses	6.97%	5.06%	3.83%	4.28%
	For the Period Ended December 31, 2019*	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Period from January 26, 2017 to October 31, 2017
Base management fees	1.56%	1.47%	1.49%	1.49%
Income based incentive fees	—%	—%	—%	—%
Cost of borrowing	0.68%	0.65%	—%	—%
Net expense support	—%	0.27%	(5.91)%	(56.68)%
Other operating expenses	1.77%	1.91%	4.76%	55.19%
Total operating expenses	4.01%	4.30%	0.34%	—%

(h)  Includes stated dividends and amortization of deferred issuance costs on the mandatory redeemable preferred shares. See Note 7 to the consolidated financial statements.

Annual Report 2023

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
Class C
Per share data:
Net asset value, beginning of period	$23.66		$25.65		$25.05		$25.90
Income from investment operations:
Net investment income(a)	2.32		1.48		1.43		1.35
Net realized and unrealized gains (losses)	0.60		(2.08)		0.56		(0.80)
Total income (loss) from investment operations	2.92		(0.60)		1.99		0.55
Less distributions declared to shareholders:
From net investment income	(1.81)		(1.39)		(1.39)		(1.40)
Total distributions	(1.81)		(1.39)		(1.39)		(1.40)
Net asset value, end of period	$24.77		$23.66		$25.65		$25.05
Total return, excluding expense support(b)	12.80%		(2.31)%		8.20%		2.81%
Total return, including expense support(b)	12.80%		(2.42)%		8.16%		2.57%
Ratios to average net assets/supplemental data:
Net assets, end of period	$79,242		$73,573		$77,361		$68,039
Including interest expense:
Expenses, excluding expense support(d)(g)	7.62	%(h)	5.50	%(h)	3.87	%(h)	4.18%
Expenses, including expense support(d)(f)(g)	7.62	%(h)	5.61	%(h)	3.91	%(h)	4.41%
Excluding interest expense:
Expenses, excluding expense support(d)(g)	5.05%		3.98%		3.22%		3.64%
Expenses, including expense support(d)(f)(g)	5.05%		4.09%		3.26%		3.88%
Net investment income(d)	9.59%		5.99%		5.65%		5.66%
Portfolio turnover rate	30.64%		38.16%		43.72%		59.77%
Annual Report 2023

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Period from July 12, 2017 (commencement of operations) to October 31, 2017
Class C
Per share data:
Net asset value, beginning of period	$25.44		$25.80	$25.25	$24.95
Income from investment operations:
Net investment income(a)	0.19		1.39	1.52	0.39
Net realized and unrealized gains (losses)	0.50		(0.36)	0.42	0.33
Total income from investment operations	0.69		1.03	1.94	0.72
Less distributions declared to shareholders:
From net investment income	(0.23)		(1.39)	(1.39)	(0.39)
From net realized gains on investments	—		—	—	(0.02)
From net unrealized gains on investments and foreign currency	—		—	—	(0.01)
Total distributions	(0.23)		(1.39)	(1.39)	(0.42)
Net asset value, end of period	$25.90		$25.44	$25.80	$25.25
Total return, excluding expense support(b)	2.74	%(c)	3.70%	(3.19)%	(3.56	)%(c)
Total return, including expense support(d)	2.74	%(c)	4.10%	7.91%	2.95	%(c)
Ratios to average net assets/supplemental data:
Net assets, end of period	$65,779		$59,912	$29,868	$3,898
Including interest expense:
Expenses, excluding expense support(e)	4.76	%(f)	4.82%	6.73%	25.59	%(f)
Expenses, including expense support(e)(g)	4.76	%(f)	4.42%	0.34%	0.00	%(f)
Excluding interest expense:
Expenses, excluding expense support	4.07	%(f)	4.15%	6.72%	22.59	%(f)
Expenses, including expense support(g)	4.07	%(f)	3.75%	0.33%	0.00	%(f)
Net investment income(e)	4.52	%(f)	5.48%	5.91%	5.17	%(f)
Portfolio turnover rate	5.42	%(c)	63.58%	28.36%	164.09	%(c)

*  For the two month period ended December 31, 2019. See Note 1 to the consolidated financial statements.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's DRIP. Total return is not annualized for periods less than one year. Total return excludes or includes, as noted, expense support provided or (recouped) by the Adviser.

(c)  Not annualized.

(d)  Includes organizational and offering costs, where applicable.

(e)  Annualized, except for certain non-recurring costs.

(f)  Includes expense support provided or (recouped) by the Adviser.

Annual Report 2023

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

(g)  For the periods presented below, the ratio of operating expenses to average net assets consisted of the following:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Base management fees	1.82%	1.77%	1.58%	1.56%
Income based incentive fees	1.66%	0.61%	—%	—%
Cost of borrowing	2.57%	1.52%	0.65%	0.52%
Net expense support	—%	0.11%	0.04%	0.24%
Other operating expenses	1.57%	1.60%	1.64%	2.09%
Total operating expenses	7.62%	5.61%	3.91%	4.41%
	For the Period Ended December 31, 2019*	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Period from July 12, 2017 (commencement of operations) to October 31, 2017
Base management fees	1.56%	1.47%	1.49%	1.49%
Income based incentive fees	—%	—%	—%	—%
Cost of borrowing	0.68%	0.67%	—%	—%
Net expense support	—%	(0.40)%	(6.20)%	(33.93)%
Other operating expenses	2.52%	2.67%	5.05%	32.44%
Total operating expenses	4.76%	4.42%	0.34%	—%

(h)  Includes stated dividends and amortization of deferred issuance costs on the mandatory redeemable preferred shares. See Note 7 of the Notes to Consolidated Financial Statements.

Annual Report 2023

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
Class I
Per share data:
Net asset value, beginning of period	$24.12		$26.01		$25.22		$25.93
Income from investment operations:
Net investment income(a)	2.58		1.73		1.62		1.49
Net realized and unrealized gains (losses)	0.62		(2.14)		0.56		(0.80)
Total income (loss) from investment operations	3.20		(0.41)		2.18		0.69
Less distributions declared to shareholders:
From net investment income	(2.09)		(1.48)		(1.39)		(1.40)
Total distributions	(2.09)		(1.48)		(1.39)		(1.40)
Net asset value, end of period	$25.23		$24.12		$26.01		$25.22
Total return, excluding expense support(b)	13.79%		(1.62)%		8.90%		3.55%
Total return, including expense support(b)	13.79%		(1.62)%		8.87%		3.12%
Ratios to average net assets/supplemental data:
Net assets, end of period	$2,432,547		$1,819,625		$1,339,092		$603,536
Including interest expense:
Expenses, excluding expense support(d)(g)	6.75	%(h)	4.87	%(h)	3.25	%(h)	3.50%
Expenses, including expense support(d)(f)(g)	6.75	%(h)	4.87	%(h)	3.28	%(h)	3.93%
Excluding interest expense:
Expenses, excluding expense support(d)(g)	4.18%		3.32%		2.56%		2.97%
Expenses, including expense support(d)(f)(g)	4.18%		3.32%		2.59%		3.39%
Net investment income(d)	10.50%		6.92%		6.34%		6.24%
Portfolio turnover rate	30.64%		38.16%		43.72%		59.77%

Annual Report 2023

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Period from July 12, 2017 (commencement of operations) to October 31, 2017
Class I
Per share data:
Net asset value, beginning of period	$25.44		$25.80	$25.25	$24.95
Income from investment operations:
Net investment income(a)	0.23		1.39	1.52	0.40
Net realized and unrealized gains (losses)	0.49		(0.36)	0.42	0.32
Total income from investment operations	0.72		1.03	1.94	0.72
Less distributions declared to shareholders:
From net investment income	(0.23)		(1.39)	(1.39)	(0.40)
From net realized gains on investments	—		—	—	(0.01)
From net unrealized gains on investments and foreign currency	—		—	—	(0.01)
Total distributions	(0.23)		(1.39)	(1.39)	(0.42)
Net asset value, end of period	$25.93		$25.44	$25.80	$25.25
Total return, excluding expense support(b)	2.88	%(c)	4.78%	(2.19)%	(2.49	)%(c)
Total return, including expense support(d)	2.86	%(c)	4.10%	7.91%	2.95	%(c)
Ratios to average net assets/supplemental data:
Net assets, end of period	$354,144		$298,481	$111,705	$6,048
Including interest expense:
Expenses, excluding expense support(e)(h)	3.74	%(f)	3.87%	5.73%	18.62	%(f)
Expenses, including expense support(e)(g)(h)	3.87	%(f)	4.55%	0.34%	0.00	%(f)
Excluding interest expense:
Expenses, excluding expense support(h)	3.06	%(f)	3.17%	5.71%	18.62	%(f)
Expenses, including expense support(g)(h)	3.19	%(f)	3.85%	0.32%	0.00	%(f)
Net investment income(e)	5.44	%(f)	5.38%	5.91%	5.19	%(f)
Portfolio turnover rate	5.42	%(c)	63.58%	28.36%	164.09	%(c)

*  For the two month period ended December 31, 2019. See Note 1 to the consolidated financial statements.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's DRIP. Total return is not annualized for periods less than one year. Total return excludes or includes, as noted, expense support provided or (recouped) by the Adviser.

(c)  Not annualized.

(d)  Includes organizational and offering costs, where applicable.

(e)  Annualized, except for certain non-recurring costs.

(f)  Includes expense support provided or (recouped) by the Adviser.

Annual Report 2023

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

(g)  For the periods presented below, the ratio of operating expenses to average net assets consisted of the following:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Base management fees	1.82%	1.78%	1.60%	1.59%
Income based incentive fees	1.81%	0.95%	0.33%	0.25%
Cost of borrowing	2.56%	1.55%	0.69%	0.53%
Net expense support	—%	—%	0.03%	0.43%
Other operating expenses	0.56%	0.59%	0.63%	1.14%
Total operating expenses	6.75%	4.87%	3.28%	3.93%
	For the Period Ended December 31, 2019*	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Period from July 12, 2017 (commencement of operations) to October 31, 2017
Base management fees	1.56%	1.48%	1.49%	1.49%
Income based incentive fees	—%	—%	—%	—%
Cost of borrowing	0.68%	0.71%	—%	—%
Net expense support	0.13%	0.68%	(4.79)%	(29.81)%
Other operating expenses	1.51%	1.68%	3.64%	28.33%
Total operating expenses	3.87%	4.55%	0.34%	—%

(h)  Includes stated dividends and amortization of deferred issuance costs on the mandatory redeemable preferred shares. See Note 7 to the consolidated financial statements.

Annual Report 2023

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
Class L
Per share data:
Net asset value, beginning of period	$23.93		$25.85		$25.14		$25.92
Income from investment operations:
Net investment income(a)	2.45		1.63		1.54		1.44
Net realized and unrealized gains (losses)	0.61		(2.11)		0.56		(0.82)
Total income (loss) from investment operations	3.06		(0.48)		2.10		0.62
Less distributions declared to shareholders:
From net investment income	(1.95)		(1.44)		(1.39)		(1.40)
Total distributions	(1.95)		(1.44)		(1.39)		(1.40)
Net asset value, end of period	$25.04		$23.93		$25.85		$25.14
Total return, excluding expense support(b)	13.28%		(1.92)%		8.69%		3.27%
Total return, including expense support(b)	13.28%		(1.92)%		8.58%		2.85%
Ratios to average net assets/supplemental data:
Net assets, end of period	$11,283		$10,537		$9,845		$7,364
Including interest expense:
Expenses, excluding expense support(d)(g)	7.19	%(h)	5.12	%(h)	3.40	%(h)	3.82%
Expenses, including expense support(d)(f)(g)	7.19	%(h)	5.12	%(h)	3.51	%(h)	4.24%
Excluding interest expense:
Expenses, excluding expense support(d)(g)	4.62%		3.59%		2.75%		3.27%
Expenses, including expense support(d)(f)(g)	4.62%		3.59%		2.86%		3.69%
Net investment income(d)	10.03%		6.56%		6.05%		6.04%
Portfolio turnover rate	30.64%		38.16%		43.72%		59.77%

Annual Report 2023

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Period from November 2, 2017 (commencement of operations) to October 31, 2018
Class L
Per share data:
Net asset value, beginning of period	$25.44		$25.80	$25.23
Income from investment operations:
Net investment income(a)	0.19		1.39	1.52
Net realized and unrealized gains (losses)	0.52		(0.36)	0.43
Total income from investment operations	0.71		1.03	1.95
Less distributions declared to shareholders:
From net investment income	(0.23)		(1.39)	(1.38)
Total distributions	(0.23)		(1.39)	(1.38)
Net asset value, end of period	$25.92		$25.44	$25.80
Total return, excluding expense support(b)	2.82	%(c)	4.32%	(2.69	)%(c)
Total return, including expense support(d)	2.82	%(c)	4.10%	7.96	%(c)
Ratios to average net assets/supplemental data:
Net assets, end of period	$6,325		$5,536	$1,933
Including interest expense:
Expenses, excluding expense support(e)(h)	4.24	%(f)	4.38%	6.23	%(f)
Expenses, including expense support(e)(g)(h)	4.24	%(f)	4.60%	0.34	%(f)
Excluding interest expense:
Expenses, excluding expense support(h)	3.56	%(f)	3.67%	6.21	%(f)
Expenses, including expense support(g)(h)	3.56	%(f)	3.89%	0.32	%(f)
Net investment income(e)	4.47	%(f)	5.35%	5.19	%(f)
Portfolio turnover rate	5.42	%(c)	63.58%	28.36	%(c)

*  For the two month period ended December 31, 2019. See Note 1 to the consolidated financial statements.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's DRIP. Total return is not annualized for periods less than one year. Total return excludes or includes, as noted, expense support provided or (recouped) by the Adviser.

(c)  Not annualized.

(d)  Includes organizational and offering costs, where applicable.

(e)  Annualized, except for certain non-recurring costs.

(f)  Includes expense support provided or (recouped) by the Adviser.

Annual Report 2023

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

(g)  For the periods presented below, the ratio of operating expenses to average net assets consisted of the following:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Base management fees	1.82%	1.78%	1.58%	1.58%
Income based incentive fees	1.73%	0.75%	0.05%	0.02%
Cost of borrowing	2.57%	1.53%	0.65%	0.55%
Net expense support	—%	—%	0.11%	0.42%
Other operating expenses	1.07%	1.06%	1.12%	1.68%
Total operating expenses	7.19%	5.12%	3.51%	4.24%

	For the Period Ended December 31, 2019*	For the Year Ended October 31, 2019	For the Period from November 2, 2017 (commencement of operations) to October 31, 2018
Base management fees	1.56%	1.49%	1.48%
Income based incentive fees	—%	—%	—%
Cost of borrowing	0.68%	0.72%	—%
Net expense support	—%	0.21%	(4.71)%
Other operating expenses	2.01%	2.18%	3.57%
Total operating expenses	4.24%	4.60%	0.34%

(h)  Includes stated dividends and amortization of deferred issuance costs on the mandatory redeemable preferred shares. See Note 7 to the consolidated financial statements.

Annual Report 2023

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
Class U
Per share data:
Net asset value, beginning of period	$23.95		$25.87		$25.18		$25.92
Income from investment operations:
Net investment income(a)	2.41		1.59		1.52		1.42
Net realized and unrealized gains (losses)	0.61		(2.11)		0.56		(0.76)
Total income (loss) from investment operations	3.02		(0.52)		2.08		0.66
Less distributions declared to shareholders:
From net investment income	(1.89)		(1.40)		(1.39)		(1.40)
Total distributions	(1.89)		(1.40)		(1.39)		(1.40)
Net asset value, end of period	$25.08		$23.95		$25.87		$25.18
Total return, excluding expense support(b)	13.07%		(2.07)%		8.48%		3.01%
Total return, including expense support(b)	13.07%		(2.07)%		8.48%		2.99%
Ratios to average net assets/supplemental data:
Net assets, end of period	$477,044		$388,866		$345,691		$199,175
Including interest expense:
Expenses, excluding expense support(d)(g)	7.39	%(h)	5.33	%(h)	3.64	%(h)	4.00%
Expenses, including expense support(d)(f)(g)	7.39	%(h)	5.33	%(h)	3.64	%(h)	4.02%
Excluding interest expense:
Expenses, excluding expense support(d)(g)	4.82%		3.80%		2.97%		3.51%
Expenses, including expense support(d)(f)(g)	4.82%		3.80%		2.97%		3.54%
Net investment income(d)	9.85%		6.39%		5.96%		5.98%
Portfolio turnover rate	30.64%		38.16%		43.72%		59.77%

Annual Report 2023

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Period Ended December 31, 2019*		For the Period from July 26, 2019 (commencement of operations) to October 31, 2019
Class U
Per share data:
Net asset value, beginning of period	$25.44		$25.86
Income from investment operations:
Net investment income(a)	0.20		0.40
Net realized and unrealized gains (losses)	0.51		(0.45)
Total income (loss) from investment operations	0.71		(0.05)
Less distributions declared to shareholders:
From net investment income	(0.23)		(0.37)
Total distributions	(0.23)		(0.37)
Net asset value, end of period	$25.92		$25.44
Total return, excluding expense support(b)	2.74%		1.60%
Total return, including expense support(b)	2.82%		(0.14)%
Ratios to average net assets/supplemental data:
Net assets, end of period	$42,902		$10,434
Including interest expense:
Expenses, excluding expense support(d)(g)	4.31	%(e)	4.85	%(e)
Expenses, including expense support(d)(f)(g)	3.83	%(e)	6.59	%(e)
Excluding interest expense:
Expenses, excluding expense support(d)(g)	3.66	%(e)	3.88	%(e)
Expenses, including expense support(d)(f)(g)	4.48	%(e)	5.62	%(e)
Net investment income(d)	5.39	%(e)	12.08	%(e)
Portfolio turnover rate	5.42	%(c)	63.58	%(c)

*  For the two month period ended December 31, 2019. See Note 1 to the consolidated financial statements.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's DRIP. Total return is not annualized for periods less than one year. Total return excludes or includes, as noted, expense support provided or (recouped) by the Adviser.

(c)  Not annualized.

(d)  Includes organizational and offering costs, where applicable.

(e)  Annualized, except for certain non-recurring costs.

(f)  Includes expense support provided or (recouped) by the Adviser.

Annual Report 2023

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

(g)  For the periods presented below, the ratio of operating expenses to average net assets consisted of the following:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Base management fees	1.82%	1.78%	1.59%	1.60%
Income based incentive fees	1.70%	0.67%	—%	—%
Cost of borrowing	2.57%	1.53%	0.67%	0.48%
Net expense support	—%	—%	—%	0.02%
Other operating expenses	1.30%	1.35%	1.38%	1.92%
Total operating expenses	7.39%	5.33%	3.64%	4.02%

	For the Period Ended December 31, 2019*	For the Period from July 26, 2019 (commencement of operations) to October 31, 2019
Base management fees	1.56%	1.61%
Income based incentive fees	—%	—%
Cost of borrowing	0.65%	0.89%
Net expense support	(0.47)%	1.74%
Other operating expenses	2.10%	2.35%
Total operating expenses	3.83%	6.59%

(h)  Includes stated dividends and amortization of deferred issuance costs on the mandatory redeemable preferred shares. See Note 7 to the consolidated financial statements.

Annual Report 2023

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Period from April 13, 2020 (commencement of operations) to December 31, 2020
Class U-2
Per share data:
Net asset value, beginning of period	$23.92		$25.85		$25.17		$21.79
Income from investment operations:
Net investment income(a)	2.40		1.60		1.52		0.76
Net realized and unrealized gains (losses)	0.62		(2.13)		0.55		3.62
Total income (loss) from investment operations	3.02		(0.53)		2.07		4.38
Less distributions declared to shareholders:
From net investment income	(1.89)		(1.40)		(1.39)		(1.00)
Total distributions	(1.89)		(1.40)		(1.39)		(1.00)
Net asset value, end of period	$25.05		$23.92		$25.85		$25.17
Total return, excluding expense support(b)	13.08%		(2.11)%		8.44%		19.71%
Total return, including expense support(b)	13.08%		(2.11)%		8.44%		19.71%
Ratios to average net assets/supplemental data:
Net assets, end of period	$106,738		$84,792		$56,851		$12,018
Including interest expense:
Expenses, excluding expense support(d)(g)	7.40	%(h)	5.39	%(h)	3.74	%(h)	4.10	%(e)
Expenses, including expense support(d)(f)(g)	7.40	%(h)	5.39	%(h)	3.74	%(h)	4.10	%(e)
Excluding interest expense:
Expenses, excluding expense support(d)(g)	4.84%		3.83%		3.00%		3.69	%(e)
Expenses, including expense support(d)(f)(g)	4.84%		3.83%		3.00%		3.69	%(e)
Net investment income(d)	9.84%		6.48%		5.98%		4.48	%(e)
Portfolio turnover rate	30.64%		38.16%		43.72%		59.77	%(c)

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's DRIP. Total return is not annualized for periods less than one year. Total return excludes or includes, as noted, expense support provided or (recouped) by the Adviser.

(c)  Not annualized.

(d)  Includes organizational and offering costs, where applicable.

(e)  Annualized.

(f)  Includes expense support provided or (recouped) by the Adviser.

Annual Report 2023

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

(g)  For the periods presented below, the ratio of operating expenses to average net assets consisted of the following:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Period from April 13, 2020 (commencement of operations) to December 31, 2020
Base management fees	1.82%	1.78%	1.62%	1.54%
Income based incentive fees	1.70%	0.71%	—%	—%
Cost of borrowing	2.56%	1.56%	0.74%	0.39%
Other operating expenses	1.32%	1.34%	1.38%	2.17%
Total operating expenses	7.40%	5.39%	3.74%	4.10%

(h)  Includes stated dividends and amortization of deferred issuance costs on the mandatory redeemable preferred shares. See Note 7 to the consolidated financial statements.

Annual Report 2023

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
Class W
Per share data:
Net asset value, beginning of period	$24.11		$26.03		$25.27		$25.92
Income from investment operations:
Net investment income(a)	2.47		1.62		1.58		1.50
Net realized and unrealized gains (losses)	0.61		(2.10)		0.57		(0.75)
Total income (loss) from investment operations	3.08		(0.48)		2.15		0.75
Less distributions declared to shareholders:
From net investment income	(1.96)		(1.44)		(1.39)		(1.40)
Total distributions	(1.96)		(1.44)		(1.39)		(1.40)
Net asset value, end of period	$25.23		$24.11		$26.03		$25.27
Total return, excluding expense support(b)	13.28%		(1.91)%		8.73%		3.35%
Total return, including expense support(b)	13.28%		(1.91)%		8.73%		3.35%
Ratios to average net assets/supplemental data:
Net assets, end of period	$34,213		$32,160		$38,688		$39,831
Including interest expense:
Expenses, excluding expense support(d)(g)	7.19	%(h)	5.03	%(h)	3.39	%(h)	3.65%
Expenses, including expense support(d)(f)(g)	7.19	%(h)	5.03	%(h)	3.39	%(h)	3.65%
Excluding interest expense:
Expenses, excluding expense support(d)(g)	4.62%		3.53%		2.75%		3.14%
Expenses, including expense support(d)(f)(g)	4.62%		3.53%		2.75%		3.14%
Net investment income(d)	10.03%		6.45%		6.17%		6.23%
Portfolio turnover rate	30.64%		38.16%		43.72%		59.77%

Annual Report 2023

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Period Ended December 31, 2019*		For the Period from December 21, 2018 (commencement of operations) to October 31, 2019
Class W
Per share data:
Net asset value, beginning of period	$25.44		$25.03
Income from investment operations:
Net investment income(a)	0.25		1.23
Net realized and unrealized gains (losses)	0.46		0.38
Total income (loss) from investment operations	0.71		1.61
Less distributions declared to shareholders:
From net investment income	(0.23)		(1.20)
Total distributions	(0.23)		(1.20)
Net asset value, end of period	$25.92		$25.44
Total return, excluding expense support(b)	2.82%		7.00%
Total return, including expense support(b)	2.82%		6.25%
Ratios to average net assets/supplemental data:
Net assets, end of period	$39,449		$38,423
Including interest expense:
Expenses, excluding expense support(d)(g)	4.28	%(e)	4.73	%(e)
Expenses, including expense support(d)(f)(g)	4.28	%(e)	5.47	%(e)
Excluding interest expense:
Expenses, excluding expense support(d)(g)	3.59	%(e)	3.65	%(e)
Expenses, including expense support(d)(f)(g)	3.59	%(e)	4.39	%(e)
Net investment income(d)	4.97	%(e)	5.14	%(e)
Portfolio turnover rate	5.42	%(c)	63.58	%(c)

*  For the two month period ended December 31, 2019. See Note 1 to the consolidated financial statements.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's DRIP. Total return is not annualized for periods less than one year. Total return excludes or includes, as noted, expense support provided or (recouped) by the Adviser.

(c)  Not annualized.

(d)  Includes organizational and offering costs, where applicable.

(e)  Annualized, except for certain non-recurring costs.

(f)  Includes expense support provided or (recouped) by the Adviser.

Annual Report 2023

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

(g)  For the periods presented below, the ratio of operating expenses to average net assets consisted of the following:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Base management fees	1.82%	1.77%	1.58%	1.54%
Income based incentive fees	1.74%	0.70%	0.06%	0.03%
Cost of borrowing	2.57%	1.50%	0.64%	0.50%
Net expense support	—%	—%	—%	—%
Other operating expenses	1.06%	1.06%	1.11%	1.58%
Total operating expenses	7.19%	5.03%	3.39%	3.65%

	For the Period Ended December 31, 2019*	For the Period from December 21, 2018 (commencement of operations) to October 31, 2019
Base management fees	1.56%	1.57%
Income based incentive fees	—%	—%
Cost of borrowing	0.68%	0.91%
Net expense support	—%	0.74%
Other operating expenses	2.03%	2.24%
Total operating expenses	4.27%	5.47%

(h)  Includes stated dividends and amortization of deferred issuance costs on the mandatory redeemable preferred shares. See Note 7 to the consolidated financial statements.

Annual Report 2023

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

Information about the Fund's senior securities as of December 31, 2023, December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019 and October 31, 2019 is shown in the following table. There were no senior securities outstanding as of October 31, 2018 and October 31, 2017.

	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Class and Period Ended
Revolving Credit Facility (Wells Fargo Bank, N.A.)
December 31, 2023	$426,117	$6,200	—	N/A
December 31, 2022	348,844	5,299	—	N/A
December 31, 2021	225,664	6,461	—	N/A
December 31, 2020	77,025	6,233	—	N/A
December 31, 2019	19,054	5,383	—	N/A
October 31, 2019	19,397	3,847	—	N/A
Revolving Credit Facility (State Street Bank and Trust Company)
December 31, 2023	$246,939	$6,200	—	N/A
December 31, 2022	317,201	5,299	—	N/A
December 31, 2021	176,803	6,461	—	N/A
December 31, 2020	111,283	6,233	—	N/A
December 31, 2019	110,387	5,383	—	N/A
October 31, 2019	142,357	3,847	—	N/A
Mandatory Redeemable Preferred Shares*
December 31, 2023	$570,000	$86.35	$25.00	N/A
December 31, 2022	420,000	81.52	25.00	N/A
December 31, 2021	300,000	93.11	25.00	N/A
Secured Borrowings
December 31, 2023	$6,548	$6,200	—	N/A
December 31, 2022	5,776	5,299	—	N/A
December 31, 2021	5,776	6,461	—	N/A
December 31, 2020	650	6,233	—	N/A
December 31, 2019	314	5,383	—	N/A
October 31, 2019	349	3,847	—	N/A

*  There were no mandatory redeemable preferred shares outstanding as of December 31, 2020, December 31, 2019 and October 31, 2019.

(a)  Total amount of each class of senior securities outstanding at principal value at the end of the period presented.

(b)  The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness as calculated separately for each of the mandatory redeemable preferred shares and the credit facilities in accordance with Section 18(h) of the Investment Company Act of 1940, as amended. With respect to the mandatory redeemable preferred shares, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding mandatory redeemable preferred shares (based on a per share liquidation preference of $25). With respect to the credit facilities, the asset coverage ratio is multiplied by $1,000 to determine the "Asset Coverage Per Unit".

(c)  The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The "—" in this column indicates that the U.S. Securities and Exchange Commission expressly does not require this information to be disclosed for certain types of senior securities.

(d)  Not applicable to senior securities outstanding as of period end.

Annual Report 2023

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

(1) Organization

CION Ares Diversified Credit Fund (the "Fund") is a closed-end, diversified management investment company that is registered under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). The Fund is structured as an interval fund and continuously offers its shares. The Fund was organized as a Delaware statutory trust on June 21, 2016.

The Fund's investment objective is to provide superior risk-adjusted returns across various market cycles by investing in a diversified portfolio of liquid and illiquid asset classes. The Fund seeks to capitalize on market inefficiencies and relative value opportunities throughout the entire global credit spectrum.

The Fund is externally managed by CION Ares Management, LLC (the "Adviser") pursuant to an investment advisory and management agreement. The Adviser was registered as an investment adviser with the U.S. Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended (the "Advisers Act") on January 4, 2017. The Adviser is a joint venture between affiliates of Ares Management Corporation ("Ares Management"), a publicly traded, leading global alternative investment manager, and CION Investment Group, LLC and is controlled by Ares Management. The Adviser oversees the management of the Fund's activities and is responsible for making investment decisions for the Fund's portfolio. Ares Operations LLC, a subsidiary of Ares Management, provides certain administrative and other services necessary for the Fund to operate.

Fiscal Year End Change

On September 25, 2019, the board of trustees (the "Board") approved a change to the fiscal year end of the Fund from October 31 to December 31. Accordingly, the Fund's consolidated financial statements and related notes include information as of and for the year ended December 31, 2020, the two month period ended December 31, 2019 and the year ended October 31, 2019.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and include the accounts of the Fund and its consolidated subsidiaries. The Fund is an investment company following accounting and reporting guidance in Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies. The consolidated financial statements reflect all adjustments and reclassifications, that, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

Cash and Cash Equivalents

Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market account. Cash and cash equivalents are carried at cost, which approximates fair value.

Concentration of Credit Risk

The Fund places its cash and cash equivalents with financial institutions and, at times, cash held in depository or money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investment Transactions

Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

Pursuant to Rule 2a-5 under the Investment Company Act, the Board has designated the Adviser as the Fund's "valuation designee" to perform fair value determinations for investments held by the Fund without readily available market quotations subject to the oversight of the Board. All investments are recorded at their fair value.

Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, the Adviser, as the valuation designee, looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the Adviser, as the valuation designee, subject to the oversight of the Board in accordance with the Adviser's valuation policy. The Adviser may utilize independent third-party pricing and valuation services to assist in the valuation of each portfolio investment without a readily available market quotation in accordance with the valuation policy and a consistently applied valuation process.

Investments in the Fund's portfolio that do not have a readily available market are valued at fair value as determined in good

Annual Report 2023

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

faith by the Adviser, as the valuation designee, as described herein. As part of the valuation process for investments that do not have readily available market prices, the Adviser may take into account the following types of factors, if relevant, in determining the fair value of the Fund's investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent sale occurs, the Adviser considers the pricing indicated by the external event to corroborate its valuation.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments may fluctuate from period to period. Additionally, the fair value of the Fund's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, the Fund could realize significantly less than the value at which the Fund has recorded it. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned. See Note 4 for further information on the Adviser's valuation process for the Fund.

Interest Income Recognition

Interest income is recorded on an accrual basis and includes the accretion of discounts, amortization of premiums and payment-in-kind ("PIK") interest. Discounts from and premiums to par value on investments purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. To the extent loans contain PIK provisions, PIK interest, computed at the contractual rate specified in each applicable agreement, is accrued and recorded as interest income and added to the principal balance of the loan. PIK interest income added to the principal balance is generally collected upon repayment of the outstanding principal. To maintain the Fund's tax treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), this non-cash source of income must be paid out to shareholders in the form of dividends for the year the income was earned, even though the Fund has not yet collected the cash. The amortized cost of investments represents the original cost adjusted for any accretion of discounts, amortization of premiums and PIK interest.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon the Fund's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid or there is no longer any reasonable doubt that such principal or interest will be collected in full and, in the Fund's judgment, are likely to remain current. The Fund may make exceptions to this policy if the loan has sufficient collateral value (i.e., typically measured as enterprise value of the portfolio company) or is in the process of collection.

Collateralized loan obligation ("CLO") equity investments recognize investment income by utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows, as required by ASC 325-40, Beneficial Interest in Securitized Financial Assets.

Dividend Income Recognition

Dividend income on preferred equity is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. To the extent preferred equity contains PIK provisions, PIK dividends, computed at the contractual rate specified in each applicable agreement, are accrued and recorded as dividend income and added to the principal balance of the preferred equity. PIK dividends added to the principal balance are generally collected upon redemption of the equity.

Foreign Currency Transactions and Foreign Currency Forward Contracts

The Fund's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis: (i) fair value of investment securities, other assets and liabilities at the exchange rates prevailing at the end of the period; and (ii) purchases and sales of

Annual Report 2023

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

investment securities, income and expense at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in "net realized and unrealized gains or losses on investments" in the consolidated statement of operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

The Fund may enter into foreign currency forward contracts for operational purposes and to protect against adverse exchange rate fluctuations. A foreign currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the foreign currency forward contracts are obtained from an independent pricing source.

Derivative Instruments

The Fund values its derivatives at fair value with the unrealized gains or losses recorded in "net realized and unrealized gains or losses on derivative contracts" in the Fund's consolidated statement of operations.

Mandatory Redeemable Preferred Shares

The Fund carries its mandatory redeemable preferred shares at amortized cost and such shares are included as a liability on the consolidated statement of assets and liabilities. See Note 7 for further information.

Debt and Mandatory Redeemable Preferred Shares Issuance Costs

Debt and mandatory redeemable preferred shares issuance costs are amortized over the life of the relevant senior secured revolving credit facilities and mandatory redeemable preferred shares.

Secured Borrowings

The Fund follows the guidance in ASC Topic 860, Transfers and Servicing ("ASC 860"), when accounting for participations and other partial loan sales. Certain loan sales do not qualify for sale accounting under ASC 860 because these sales do not meet the definition of a "participating interest," as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest or which are not eligible for sale accounting remain as an investment on the consolidated statement of assets and liabilities as required under GAAP and the proceeds are recorded as a secured borrowing. Secured borrowings are carried at fair value and included in "accrued expenses and other payables" in the accompanying consolidated statement of assets and liabilities.

Income Taxes

The Fund has elected to be treated as a RIC under the Code, and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify for tax treatment as a RIC, the Fund must, among other requirements, meet certain source-of-income and asset diversification requirements and timely distribute to its shareholders all or substantially all of its investment company taxable income, as defined by the Code, for each year. The Fund has made and intends to continue to make the requisite distributions to its shareholders, which will generally relieve the Fund from U.S. federal corporate-level income taxes.

Depending on the level of taxable income earned in a tax year, the Fund may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Fund determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current

Annual Report 2023

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

year from such income, the Fund accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

For tax purposes, the distributions to holders of mandatory redeemable preferred shares as described in Note 7 are treated as dividends.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the consolidated financial statements and reflected as an adjustment to the fair value of the related security in the consolidated schedule of investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded.

Distributions to Shareholders

The Fund records distributions from net investment income daily. These distributions may be reinvested or paid monthly to shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its taxable income. The Fund intends to pay any capital gains distributions at least annually.

The Fund may make distributions, without limitation, from offering proceeds or borrowings, which may constitute a return of capital, as well as net investment income from operations, capital and non-capital gains from the sale of assets, and dividends or distributions from equity investments. Furthermore, a portion of the Fund's distributions may be derived from expense support payments made by the Adviser, which are subject to repayment by the Fund within three years pursuant to the Expense Support and Conditional Reimbursement Agreement (the "Expense Support Agreement"). The purpose of such expense support payments is to ensure that the Fund bears an appropriate level of expenses. As such, the Fund's distributions may not be entirely based on investment performance and can only be sustained if positive investment performance is achieved in future periods and/or the Adviser continues to make such expense support payments. Any future repayments of expenses by the Fund will reduce cash otherwise potentially available for distributions. There can be no assurance that sufficient performance will be achieved in order to sustain the current level of the Fund's distributions. After the expiration of the current term of the Expense Support Agreement on July 31, 2024, the Adviser has no obligation to make expense support payments in future periods. If the Adviser did not make any expense support payments during such period, all or a portion of the Fund's distributions would have been a return of capital which would reduce the available capital for investment. The sources of the Fund's distributions may vary periodically. Please refer to the Financial Highlights table for the sources of distributions.

Shareholders' Allocations

The Fund currently offers Class A, Class C, Class I, Class L, Class U, Class U-2 and Class W common shares (See Note 5). Realized and unrealized gains and losses and net investment income, excluding class specific expenses, if any, are allocated daily to each class of common shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Use of Estimates in the Preparation of the Consolidated Financial Statements

The preparation of the consolidated financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates and such differences may be actual and contingent. Significant estimates include the valuation of investments.

Recent Accounting Pronouncements

The Fund considers the applicability and impact of all accounting standard updates ("ASU") issued by the Financial Accounting Standards Board. ASUs were assessed and either determined to be not applicable or expected to have minimal impact on the Fund's consolidated financial statements.

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740) Improvements to Income Tax Disclosures. ASU 2023-09 requires disclosure of disaggregated income taxes paid in both U.S. and foreign jurisdictions, prescribes standard categories for the components of the effective tax rate reconciliation and modifies other income tax-related disclosures. ASU 2023-09 is effective for the fiscal year ending December 31, 2025. Early adoption is permitted and the amendments in this update should be applied on a prospective basis, though retrospective adoption is permitted. The Fund is currently evaluating the impact of this guidance on its consolidated financial statements.

Annual Report 2023

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

(3) Investment Advisory And Other Agreements

The Adviser is registered as an investment adviser under the Advisers Act. The Adviser is an affiliate of Ares Management and leverages Ares Management's entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares Management's investment professionals.

Pursuant to the investment advisory agreement, dated December 6, 2016 (the "Investment Advisory Agreement") (most recently amended and restated as of May 22, 2020), by and between the Fund and the Adviser, the Adviser provides certain investment advisory and administrative services to the Fund and in consideration of the advisory services provided, the Adviser is entitled to a fee consisting of two components — a base management fee (the "Management Fee") and an incentive fee (the "Incentive Fee"). Pursuant to the investment sub-advisory agreement, dated as of December 6, 2016 (the "Investment Sub-Advisory Agreement"), by and among the Adviser, Ares Capital Management II LLC (the "Sub-Adviser") and the Fund, the Adviser pays the Sub-Adviser 40% of the Management Fee and Incentive Fee actually received and retained and not otherwise used to support expenses.

Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay the Adviser the Management Fee at an annual rate of 1.25% of the average daily value of the Fund's total assets (including any assets attributable to any preferred shares issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness. During the year ended December 31, 2023, the Fund incurred $49,083 of Management Fees.

The Incentive Fee is calculated and payable quarterly in arrears based upon each share class's "pre-incentive fee net investment income" for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on each share class's "average daily net asset value," equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a "catch-up" feature. For this purpose, "pre-incentive fee net investment income" means interest income, dividend income and any other income accrued during the calendar quarter, minus each share class's operating expenses for the quarter and taking into account the Expense Support Agreement. For such purposes, each share class's operating expenses will include the Management Fee, expenses reimbursed to the Adviser under the administration agreement, dated as of December 6, 2016 (the "Adviser Administration Agreement"), by and between the Fund and the Adviser, and any interest expense and distributions paid on any issued and outstanding preferred shares, but will exclude the Incentive Fee.

The "catch-up" provision is intended to provide the Adviser with an Incentive Fee of 15% on each share class's pre-incentive fee net investment income when the share class's pre-incentive fee net investment income reaches 1.765% of average daily net asset value in any calendar quarter. During the year ended December 31, 2023, all share classes incurred a total of $48,004 of Incentive Fees.

Prior to May 22, 2020, the Incentive Fee was calculated and payable quarterly in arrears based upon the Fund's (rather than each class') "pre-incentive fee net investment income" for the immediately preceding quarter, and was subject to a hurdle rate, expressed as a rate of return on the Fund's "adjusted capital," equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a "catch-up" feature. "Adjusted Capital" previously was defined as the cumulative gross proceeds received by the Fund from the sale of the Fund's shares (including pursuant to the Fund's DRIP (as defined below), reduced by amounts paid in connection with purchases of the Fund's shares pursuant to the Fund's share repurchase program and further reduced by distribution representing a return of capital. In calculating any Incentive Fee, "pre-incentive fee net investment income" means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund's operating expenses for the quarter.

The Adviser is obligated to pay expenses associated with providing the investment services stated in the Investment Advisory Agreement and Investment Sub-Advisory Agreement, including expenses associated with office space for their officers and employees, investment and economic research, trading and investment management of the Fund.

Under the Expense Support Agreement, the Adviser may at its discretion, through the period ending July 31, 2024, reimburse the Fund's operating expenses to the extent that aggregate distributions made to each class' shareholders during the applicable quarter exceed Available Operating Funds (as defined below). Additionally, during the term of the Expense Support Agreement, the Adviser may reimburse the Fund's operating expenses to the extent that it otherwise deems appropriate such that the Fund bears an appropriate level of expenses (each such payment, an "Expense Payment"). "Available Operating Funds" means the sum attributable to the applicable class of (i) the Fund's net investment Fund taxable income (including net short-term capital gains reduced by net long term capital losses); (ii) the Fund's net capital gains (including the excess of net long-term capital gains over net short-term capital losses); and (iii) dividends and other distributions paid to or otherwise earned by the Fund on account of investments in portfolio companies (to the extend such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

In consideration of the Adviser's agreement to reimburse the Fund's operating expenses, the Fund has agreed to repay the Adviser in the amount of any Fund expenses reimbursed subject to the limitation that a reimbursement (an "Adviser

Annual Report 2023

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

Reimbursement") will be made only if and to the extent that (i) it is payable not more than three years from the last business day of the calendar quarter in which the applicable Expense Payment was made by the Adviser; (ii) the Adviser Reimbursement does not cause other fund operating expenses attributable to the applicable class (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the percentage of the Fund's average net assets attributable to common shares represented by other fund operating expenses allocable to the applicable class (as defined below) (on an annualized basis) during the quarter in which the applicable Expense Payment from the Adviser was made; and (iii) the distributions per share declared by the Fund for the applicable class at the time of the applicable Expense Payment are less than the effective rate of distributions per share for the applicable class at the time the Adviser Reimbursement would be paid. Other fund operating expenses is defined as, the

Fund's total Operating Expenses (as defined below), excluding the Management Fees, the Incentive Fees, offering expenses, financing fees and costs, interest expense and extraordinary expenses. "Operating Expenses" means all operating costs and expenses incurred by the Fund, as determined in accordance with GAAP for investment companies. The Expense Support Agreement was renewed for another year in May 2023 and is set to expire on July 31, 2024, unless renewed by the mutual agreement of the Adviser and the Board. The Expense Support Agreement may be terminated only by the Board on notice to the Adviser. For the year ended December 31, 2023, the Adviser did not provide any expense support and the Fund did not incur any Adviser Reimbursement.

The table below presents a summary of all expenses supported by the Adviser for each of the following three month periods in which the Fund received expense support from the Adviser and associated dates through which such expenses are eligible for reimbursement from the Fund.

Fund Level Expense Support

Three Months Ended	Expense Support from the Adviser ($)	Recoupment of Expense Support ($)	Expense Support No Longer Eligible for Reimbursement ($)	Unreimbursed Expense Support ($)	Ratio of Other Fund Operating Expenses to Average Net Assets for the Period(a) %	Annualized Distribution Ratios for the Period(b) ($)	Eligible for Reimbursement through
January 31, 2017	335	335	—	—	68.82	—	January 31, 2020
April 30, 2017	820	820	—	—	54.97	1.39	April 30, 2020
July 31, 2017	738	738	—	—	37.93	1.39	July 31, 2020
Total	1,893	1,893	—	—

Class A

Three Months Ended	Expense Support from the Adviser ($)	Recoupment of Expense Support ($)	Expense Support No Longer Eligible for Reimbursement ($)	Unreimbursed Expense Support ($)	Ratio of Other Fund Operating Expenses to Average Net Assets for the Period(a) %	Annualized Distribution Ratios for the Period(b) ($)	Eligible for Reimbursement through
July 31, 2017	193	193	—	—	9.01	1.39	July 31, 2020
October 31, 2017	592	291	301	—	7.68	1.39	October 31, 2020
January 31, 2018	412	111	301	—	5.42	1.39	January 31, 2021
April 30, 2018	307	118	189	—	4.43	1.39	April 30, 2021
July 31, 2018	282	137	145	—	3.86	1.39	July 31, 2021
October 31, 2018	351	66	285	—	3.15	1.39	October 31, 2021
January 31, 2019	113	72	41	—	1.21	1.39	January 31, 2022
April 30, 2019	10	10	—	—	1.29	1.39	April 30, 2022
Total	2,260	998	1,262	—

Annual Report 2023

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

Class C

Three Months Ended	Expense Support from the Adviser ($)	Recoupment of Expense Support ($)	Expense Support No Longer Eligible for Reimbursement ($)	Unreimbursed Expense Support ($)	Ratio of Other Fund Operating Expenses to Average Net Assets for the Period(a) %	Annualized Distribution Ratios for the Period(b) ($)	Eligible for Reimbursement through
July 31, 2017	—	—	—	—	—	—	July 31, 2020
October 31, 2017	99	99	—	—	5.32	1.39	October 31, 2020
January 31, 2018	174	64	110	—	6.07	1.39	January 31, 2021
April 30, 2018	206	2	204	—	4.94	1.39	April 30, 2021
July 31, 2018	264	21	243	—	4.33	1.39	July 31, 2021
October 31, 2018	313	—	313	—	3.66	1.39	October 31, 2021
January 31, 2019	163	—	163	—	1.96	1.39	January 31, 2022
April 30, 2019	84	84	—	—	2.03	1.39	April 30, 2022
Total	1,303	270	1,033	—

Class I

Three Months Ended	Expense Support from the Adviser ($)	Recoupment of Expense Support ($)	Expense Support No Longer Eligible for Reimbursement ($)	Unreimbursed Expense Support ($)	Ratio of Other Fund Operating Expenses to Average Net Assets for the Period(a) %	Annualized Distribution Ratios for the Period(b) ($)	Eligible for Reimbursement through
July 31, 2017	—	—	—	—	—	—	July 31, 2020
October 31, 2017	172	172	—	—	4.81	1.39	October 31, 2020
January 31, 2018	246	246	—	—	5.03	1.39	January 31, 2021
April 30, 2018	369	369	—	—	3.84	1.39	April 30, 2021
July 31, 2018	521	521	—	—	3.19	1.39	July 31, 2021
October 31, 2018	779	779	—	—	2.45	1.39	October 31, 2021
January 31, 2019	281	281	—	—	0.96	1.39	January 31, 2022
April 30, 2019	—	—	—	—	—	1.39	April 30, 2022
Total	2,368	2,368	—	—

Class L

Three Months Ended	Expense Support from the Adviser ($)	Recoupment of Expense Support ($)	Expense Support No Longer Eligible for Reimbursement ($)	Unreimbursed Expense Support ($)	Ratio of Other Fund Operating Expenses to Average Net Assets for the Period(a) %	Annualized Distribution Ratios for the Period(b) ($)	Eligible for Reimbursement through
July 31, 2017	—	—	—	—	—	—	July 31, 2020
October 31, 2017	—	—	—	—	—	—	October 31, 2020
January 31, 2018	—	—	—	—	5.49	1.39	January 31, 2021
April 30, 2018	4	4	—	—	3.54	1.39	April 30, 2021
July 31, 2018	9	9	—	—	3.23	1.39	July 31, 2021
October 31, 2018	16	16	—	—	2.62	1.39	October 31, 2021
January 31, 2019	7	7	—	—	1.46	1.39	January 31, 2022
April 30, 2019	2	2	—	—	1.54	1.39	April 30, 2022
Total	38	38	—	—

Annual Report 2023

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

Class U

Three Months Ended	Expense Support from the Adviser ($)	Recoupment of Expense Support ($)	Expense Support No Longer Eligible for Reimbursement ($)	Unreimbursed Expense Support ($)	Ratio of Other Fund Operating Expenses to Average Net Assets for the Period(a) %	Annualized Distribution Ratios for the Period(b) ($)	Eligible for Reimbursement through
December 31, 2019	27	27	—	—	1.72	1.39	December 31, 2022
Total	27	27	—	—

(a) Other Fund Operating Expenses is defined as, the Fund's total Operating Expenses (as defined below), excluding the management fees and incentive fees, offering expenses, financing fees and costs, interest expense and extraordinary expenses. "Operating Expenses" means all operating costs and expenses incurred by the Fund, as determined in accordance with generally accepted accounting principles for investment companies.

(b) The Annualized Distribution Rate per Share equals the projected annualized distribution amount which is calculated based on the average regular cash distributions per share that were declared during record dates in the applicable Expense Support Payment Quarter.

Pursuant to the Adviser Administration Agreement, the Adviser furnishes the Fund with office equipment and clerical, bookkeeping and record keeping services at the Adviser's office facilities. Under the Adviser Administration Agreement, the Fund is obligated to reimburse the Adviser, at cost, based upon the Fund's allocable portion of the Adviser's overhead and other expenses (including travel expenses) incurred by the Adviser in performing its obligations under the Adviser Administration Agreement, including the Fund's allocable portion of the compensation, rent and other expenses of certain of its officers (including but not limited to the chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The Adviser Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. The total of such expenses incurred for the year ended December 31, 2023 was $1,900. These expenses were included in "other expenses" in the consolidated statement of operations.

Pursuant to an administration agreement between ALPS Fund Services, Inc. ("ALPS") and the Fund, ALPS performs, or administers the performance of, certain of the Fund's required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, and operations, preparing the financial records that the Fund is required to maintain and preparing reports to the Fund's shareholders and reports filed with the SEC. In addition, ALPS coordinates the preparation and filing of the Fund's tax returns and generally coordinates the payment of the Fund's expenses and the performance of administrative and professional services rendered to the Fund by others. The Fund pays ALPS for these services. The total of such expenses incurred by the Fund for the year ended December 31, 2023 was $3,104. These expenses were included in "other expenses" in the consolidated statement of operations.

Pursuant to a transfer agent agreement between SS&C GIDS, Inc. ("SS&C GIDS") and the Fund, SS&C GIDS performs transfer agency services for the Fund. SS&C GIDS maintains the shareholder accounting records for the Fund. The Fund pays SS&C GIDS for these services. The total of such expenses incurred for the year ended December 31, 2023 was $862. These expenses were included in "other expenses" in the consolidated statement of operations.

Shareholder Service Expenses

The Fund has adopted a "Shareholder Services Plan" with respect to its Class A, Class C, Class L and Class U-2 Shares under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Shareholder Services Plan, the Fund, with respect to Class A, Class C, Class L and Class U-2 Shares, may incur expenses on an annual basis equal to 0.25% of its average net assets attributable to Class A, Class C, Class L and Class U-2 Shares, respectively.

Distribution Plan

The Fund, with respect to its Class C, Class L, Class U, Class W and Class U-2 Shares, is authorized under a "Distribution Plan" to pay to ALPS Distributors, Inc. (the "Distributor") a distribution fee for certain activities relating to the distribution of shares to investors. These activities include marketing and other activities to support the distribution of Class C, Class L, Class U, Class W and Class U-2 shares. The Distribution Plan operates in a manner consistent with Rule 12b-1 under the Investment Company

Annual Report 2023

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the Investment Company Act which permits it to offer multiple classes of shares. Under the Distribution Plan, the Fund pays the Distributor a distribution fee at an annual rate of 0.75% of average daily net assets attributable to Class C Shares, 0.25% of the average daily net assets attributable to Class L Shares, 0.50% of the average daily net assets attributable to Class W Shares and Class U-2 Shares, and 0.75% of the average daily net assets attributable to Class U Shares. Some or all of such distribution fees may be paid by the Distributor to certain financial intermediaries.

The Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. For non-public indebtedness issued by the Fund or its subsidiaries (for example, the State Street Credit Facility and the Wells Credit Facility, both as defined below), the Fund may be able to continue to pay distributions on its capital stock or purchase its capital stock even if the asset coverage ratio on its indebtedness falls below 300%.

(4) Fair Value of Financial Instruments

The Fund follows ASC 825-10, Recognition and Measurement of Financial Assets and Financial Liabilities ("ASC 825-10"), which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Fund has not elected the ASC 825-10 option to report selected financial assets and liabilities at fair value. With the exception of the line items entitled "other assets", "mandatory redeemable preferred shares" and "debt," which are reported at amortized cost, the carrying value of all other assets and liabilities approximate fair value.

The Fund also follows ASC 820-10, Fair Value Measurements and Disclosures ("ASC 820-10"), which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•  Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Adviser, as the Fund's valuation designee, continues to employ the net asset valuation policy and procedures that have been reviewed by the Fund's Board in connection with their designation of the Adviser as the Fund's valuation designee and are consistent with the provisions of Rule 2a-5 under the Investment Company Act and ASC 820-10 (see Note 2 for further information). Consistent with its valuation policies and procedures, the Adviser evaluates the source of inputs, including any markets in which the Fund's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. Because there is not a readily available market value for most of the investments in the Fund's portfolio, the fair value of the investments must typically be determined using unobservable inputs.

The assets and liabilities classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as

Annual Report 2023

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser, as the valuation designee, subject to the oversight of the Board and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

The Fund's portfolio investments classified as Level 3 (other than as described below in the following paragraph) are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value ("EV") of the portfolio company. EV means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Adviser may also employ other valuation multiples to determine EV, such as revenues. The Adviser may also use industry specific valuation analyses to determine enterprise value, such as capitalization rate analysis used in the real estate industry. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate EV. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Fund does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Adviser considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Fund are substantially illiquid with no active transaction market, the Adviser, as the valuation designee, depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

The fair value of CLOs is estimated based on various valuation models from third-party pricing services. The provided prices are checked using internally developed models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Private asset-backed securities classified as Level 3 are typically valued using two different valuation techniques. The first valuation technique is an analysis of the forecasted cash flows of the security. The forecasted cash flows take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, and the characteristics and condition of the underlying collateral. For equity securities, the projected cash flows are present valued using a market discount rate to determine the fair value. For debt securities, the analysis is used to determine if the borrower has the ability to repay its obligations. If it is determined that the borrower does have the ability to repay its obligations, the second valuation technique that is utilized is a yield analysis. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Adviser considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the borrower and the specific investment. As the debt investments are substantially illiquid with no active transaction market, the Adviser depends on primary market data, including newly funded transactions, as inputs in determining the appropriate market yield, as applicable.

Annual Report 2023

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

The following table is a summary of the inputs used as of December 31, 2023, in valuing the Fund's investments carried at fair value:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Senior Loans	—	898,717	2,363,517	3,262,234
Subordinated Loans	—	—	53,395	53,395
Corporate Bonds	—	446,225	49,486	495,711
Collateralized Loan Obligations	—	—	345,882	345,882
Common Stock	1,657	418	51,273	53,348
Preferred Stock	—	—	189,554	189,554
Private Asset-Backed Debt	—	—	63,590	63,590
	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Warrants	—	—	2,005	2,005
Total Investments	1,657	1,345,360	3,118,702	4,465,719
Derivative Assets:
Purchased Equity Options	119	—	—	119
Credit Default Swaps	—	379	—	379
Derivative Liabilities:
Corporate Bonds Sold Short	—	(718)	—	(718)
Foreign Currency Forward Contracts	—	(14,957)	—	(14,957)
Written Equity Options	(70)	—	—	(70)
Credit Default Swaps	—	(286)	—	(286)

The following table is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value for the year ended December 31, 2023:

	Senior Loans ($)	Subordinated Loans ($)	Corporate Bonds ($)	Collateralized Loan Obligations ($)	Common Stock ($)	Preferred Stock ($)	Private Asset Backed Debt ($)	Warrants ($)	Total ($)
Balance as of December 31, 2022	2,143,841	37,778	35,917	208,266	43,402	158,819	67,277	2,444	2,697,744
Purchases	622,049	16,214	14,628	157,556	8,844	37,490	53,871	932	911,584
Sales and principal redemptions	(391,035)	(10,208)	(361)	(23,661)	(5,193)	(12,016)	(60,353)	(1,371)	(504,198)
Net realized and unrealized gains (losses)	35,040	237	(743)	3,434	4,220	5,261	2,553	—	50,002
Accrued discounts (premiums)	7,647	166	45	287	—	—	242	—	8,387
Transfers in to Level 3(a)	35,118	9,208	—	—	—	—	—	—	44,326
Transfers out of Level 3(a)	(89,143)	—	—	—	—	—	—	—	(89,143)
Balance as of December 31, 2023	2,363,517	53,395	49,486	345,882	51,273	189,554	63,590	2,005	3,118,702
Net change in unrealized gains (losses) from investments held at December 31, 2023	5,021	45	(1,593)	516	4,283	2,482	595	891	12,240

(a) Investments were transferred into and out of Level 3 during the year ended December 31, 2023. Transfers between Levels 2 and 3 were as a result of changes in the observability of significant inputs or available market data for certain portfolio companies.
Annual Report 2023

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

The following table summarizes the significant unobservable inputs the Adviser used to value the majority of the Fund's investments categorized within Level 3 as of December 31, 2023. The table is not intended to be all-inclusive, but instead to capture the significant unobservable inputs relevant to the Adviser's determination of fair values.

	Fair Value ($)	Primary Valuation Techniques	Inputs	Estimated Range	Weighted Average(a)
Investment in securities
Senior Loans	2,335,173	Yield Analysis	Market Yield	7.6% - 49.3%	12.6%
Senior Loans	18,195	Broker Quotes	N/A	N/A	N/A
Senior Loans	10,149	EV Market Multiple Analysis	Revenue Multiple	4.0x - 8.0x	4.0	x
Subordinated Loans	53,395	Yield Analysis	Market Yield	11.0% - 19.2%	17.1%
Corporate Bonds	30,914	Yield Analysis	Market Yield	10.6% - 19.2%	16.2%
Corporate Bonds	18,572	Broker Quotes	N/A	N/A	N/A
Collateralized Loan Obligations	345,882	Broker Quotes	N/A	N/A	N/A
Common Stock	51,273	EV Market Multiple Analysis	EBITDA Multiple	3.2x - 43.5x	10.6	x
Preferred Stock	189,554	EV Market Multiple Analysis	EBITDA Multiple	3.2x - 35.0x	16.2	x
Private Asset-Backed Debt	63,590	Income (Other)	Constant Default Rate, Constant Prepayment Rate,	2.5% - 49.0% 0.0%- 44.0%	36.7% 40.3%
			Recovery Rate,	0.0%- 65.0%	25.6%
			Collection Rate	60.0% - 93.0%	90.8%
Warrants	2,005	EV Market Multiple Analysis	EBITDA Multiple	3.2x - 13.3x	6.5	x
Total Level 3 Investments	3,118,702

(a) Unobservable inputs were weighted by the relative fair value of investments.

Changes in market yields, discount rates or EBITDA multiples, each in isolation, may change the fair value of certain of the Fund's investments. Generally, an increase in market yields or discount rates or decrease in EBITDA multiples may result in a decrease in the fair value of certain of the Fund's investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments may fluctuate from period to period. Additionally, the fair value of the Fund's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

The following are the carrying values and fair values of the Fund's senior secured revolving credit facilities and mandatory redeemable preferred shares as of December 31, 2023.

	Carrying Value ($)	Fair Value(b) ($)
Wells Credit Facility(a)	426,117	426,117
State Street Credit Facility(a)	246,939	246,939
Series A Mandatory Redeemable Preferred Shares	59,541	58,800
Series B Mandatory Redeemable Preferred Shares	89,312	88,200
Series C Mandatory Redeemable Preferred Shares	148,856	145,500
Series D Mandatory Redeemable Preferred Shares	54,581	53,625
Series E Mandatory Redeemable Preferred Shares	64,506	62,725
Series F Mandatory Redeemable Preferred Shares	84,352	85,000
Series G Mandatory Redeemable Preferred Shares	64,505	65,000
	1,238,709	1,231,906

(a) The Wells Credit Facility and the State Street Credit Facility, both as defined below, carrying values are the same as the principal amounts outstanding.

(b) The fair value of these debt obligations would be categorized as level 2 under ASC 820-10.

(5) Common Stock

The Fund began continuously offering its shares on January 3, 2017. The Fund, pursuant to an exemptive order granted by the SEC on July 11, 2017, offers multiple classes of shares. As of July 11, 2017, the Fund simultaneously redesignated its issued and outstanding shares as Class A shares and created its

Annual Report 2023

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

Class C, Class I and Class L shares. As of December 4, 2018, the Fund created its Class U and Class W shares. As of March 31, 2020, the Fund created its Class U-2 shares. The maximum sales load imposed on purchases, maximum contingent deferred sales charges, shareholder servicing and/or distribution fees charged will vary depending on each share class.

Common share transactions were as follows:

Class A	For the Year Ended December 31, 2023
	Shares	Amount ($)
Common shares outstanding — beginning of period	2,466	62,506
Common shares issued	664	16,142
Reinvestment of distributions	51	1,243
Common shares repurchased	(450)	(10,903)
Common shares outstanding — end of period	2,731	68,988
Class C	For the Year Ended December 31, 2023
	Shares	Amount ($)
Common shares outstanding — beginning of period	3,110	79,379
Common shares issued	317	7,637
Reinvestment of distributions	108	2,613
Common shares repurchased	(335)	(8,058)
Common shares outstanding — end of period	3,200	81,571
Class I	For the Year Ended December 31, 2023
	Shares	Amount ($)
Common shares outstanding — beginning of period	75,442	1,921,149
Common shares issued	29,202	721,481
Reinvestment of distributions	1,651	40,767
Common shares repurchased	(9,861)	(241,871)
Common shares outstanding — end of period	96,434	2,441,526
Class L	For the Year Ended December 31, 2023
	Shares	Amount ($)
Common shares outstanding — beginning of period	440	11,184
Common shares issued	12	273
Reinvestment of distributions	25	611
Common shares repurchased	(26)	(627)
Common shares outstanding — end of period	451	11,441
Class U	For the Year Ended December 31, 2023
	Shares	Amount ($)
Common shares outstanding — beginning of period	16,238	407,259
Common shares issued	3,100	76,019
Reinvestment of distributions	994	24,403
Common shares repurchased	(1,307)	(31,821)
Common shares outstanding — end of period	19,025	475,860
Class U-2	For the Year Ended December 31, 2023
	Shares	Amount ($)
Common shares outstanding — beginning of period	3,544	89,492
Common shares issued	907	22,286
Reinvestment of distributions	218	5,334
Common shares repurchased	(407)	(9,913)
Common shares outstanding — end of period	4,262	107,199
Class W	For the Year Ended December 31, 2023
	Shares	Amount ($)
Common shares outstanding — beginning of period	1,334	34,290
Common shares issued	—	—
Reinvestment of distributions	79	1,952
Common shares repurchased	(57)	(1,399)
Common shares outstanding — end of period	1,356	34,843

Repurchase Program

Beginning in the second quarter of 2017, the Fund began offering and currently intends to continue offering, the quarterly repurchase of shares in such amount as may be determined by the Board in accordance with the Fund's fundamental policy to conduct repurchase offers for between 5%-25% of its outstanding shares each quarter.

Annual Report 2023

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

The following table summarizes the share repurchases completed during the year ended December 31, 2023:

Three Months Ended	Repurchase Date	Shares Repurchased	Purchase Price Per Share	Aggregate Consideration for Repurchased Shares	Size of Repurchase Offer	% of Outstanding Shares Offered to be Repurchased	% of Outstanding Shares Repurchased
December 31, 2022	January 12, 2023	3,778	24.24	$91,571	5,151	5.00%	3.67%
March 31, 2023	April 13, 2023	3,214	24.34	78,242	5,269	5.00%	3.05%
June 30, 2023	July 13, 2023	2,572	24.60	63,274	5,500	5.00%	2.34%
September 30, 2023	October 12, 2023	2,879	24.84	71,498	5,875	5.00%	2.45%
Total		12,443		$304,585

(6) Debt

In accordance with the Investment Company Act, the Fund is allowed to borrow amounts with respect to senior securities representing indebtedness (such as the senior secured revolving credit facilities), such that its asset coverage, calculated pursuant to the Investment Company Act, is at least 300% after such borrowing.

State Street Credit Facility

The Fund is a party to a senior secured revolving credit facility (as amended, the "State Street Credit Facility"), that allows the Fund to borrow up to $400,000 at any one time outstanding. The State Street Credit Facility's stated maturity date is August 25, 2024. Under the State Street Credit Facility, the Fund is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness, including additional mandatory redeemable preferred shares, and liens, (b) limitations on certain restricted payments and (c) maintaining a ratio of total assets (less total liabilities other than senior securities representing indebtedness) to senior securities representing indebtedness plus the involuntary liquidation preference of the mandatory redeemable preferred shares of the Fund and its consolidated subsidiaries (subject to certain exceptions) of not less than 2:1. These covenants are subject to important limitations and exceptions that are described in the documents governing the State Street Credit Facility. Amounts available to borrow under the State Street Credit Facility (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Fund's portfolio that are pledged as collateral. As of December 31, 2023, the Fund was in compliance with the terms of the State Street Credit Facility.

As of December 31, 2023, there was $246,939 outstanding under the State Street Credit Facility. Since August 25, 2022, the interest rate charged on the State Street Credit Facility is based on an applicable Secured Overnight Financing Rate ("SOFR") rate plus a credit spread adjustment of 0.10% and an applicable spread of 1.00% (as defined in the agreements governing the State Street Credit Facility). Prior to August 25, 2022, the interest rate charged on the State Street Credit Facility was based on an applicable London Interbank Offered Rate ("LIBOR") rate plus an applicable spread of 1.00% (as defined in the agreements governing the State Street Credit Facility). The Fund is required to pay a commitment fee of 0.25% per annum on any unused portion of the State Street Credit Facility.

For the year ended December 31, 2023, the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the State Street Credit Facility were as follows:

For the Year Ended December 31, 2023 ($)
Stated interest expense	15,173
Unused commitment fees	51
Amortization of debt issuance costs	338
Total interest and credit facility fees expense	15,562
Cash paid for interest expense	15,451
Average stated interest rate	5.06%
Average outstanding balance	300,111

Wells Credit Facility

The Fund and one of the Fund's consolidated subsidiaries, CADEX Credit Financing, LLC (the "Financing Sub"), are party to a revolving funding facility (as amended, the "Wells Credit Facility"), that allows the Financing Sub to borrow up to $850,000 at any one time outstanding. The Wells Credit Facility is secured by all of the assets held by, and the

Annual Report 2023

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

membership interest in, the Financing Sub. The end of the reinvestment period and the stated maturity date for the Wells Credit Facility are November 16, 2024 and November 16, 2026, respectively.

Amounts available to borrow under the Wells Credit Facility are subject to a borrowing base that applies different advance rates to different types of assets held by the Financing Sub. The Financing Sub is also subject to limitations with respect to the loans securing the Wells Credit Facility, including restrictions on loan size, borrower domicile, payment frequency and status, collateral interests, and loans with fixed rates, as well as restrictions on portfolio company leverage, which may also affect the borrowing base and therefore amounts available to borrow. The Fund and the Financing Sub are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the agreements governing the Wells Credit Facility. As of December 31, 2023, the Fund and the Financing Sub were in compliance with the terms of the Wells Credit Facility.

As of December 31, 2023, there was $426,117 outstanding under the Wells Credit Facility. Since May 19, 2022, the interest rate charged on the Wells Credit Facility is based on an applicable SOFR rate plus a credit spread adjustment of 0.10% and an applicable spread of 2.00% (as defined in the agreements governing the Wells Credit Facility). Prior to May 19, 2022, the interest rate charged on the Wells Credit Facility was based on an applicable LIBOR rate plus an applicable spread of 2.00% (as defined in the agreements governing the Wells Credit Facility). The Financing Sub is also required to pay a commitment fee of between 0.50% and 1.25% per annum depending on the size of the unused portion of the Wells Credit Facility.

For the year ended December 31, 2023, the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Wells Credit Facility were as follows:

For the Year Ended December 31, 2023 ($)
Stated interest expense	30,247
Unused commitment fees	2,445
Amortization of debt issuance costs	955
Total interest and credit facility fees expense	33,647
Cash paid for interest expense	32,257
Average stated interest rate	7.00%
Average outstanding balance	431,942

(7) Mandatory Redeemable Preferred Shares

The Fund has authorized and issued 2,400 shares of Series A Mandatory Redeemable Preferred Shares (the "Series A MRP Shares") for gross proceeds of $60,000, 3,600 shares of Series B Mandatory Redeemable Preferred Shares (the "Series B MRP Shares") for gross proceeds of $90,000, 6,000 shares of Series C Mandatory Redeemable Preferred Shares (the "Series C MRP Shares") for gross proceeds of $150,000, 2,200 shares of Series D Mandatory Redeemable Preferred Shares (the "Series D MRP Shares") for gross proceeds of $55,000, 2,600 shares of Series E Mandatory Redeemable Preferred Shares (the "Series E MRP Shares") for gross proceeds of $65,000, 3,400 shares of Series F Mandatory Redeemable Preferred Shares (the "Series F MRP Shares") for gross proceeds of $85,000 and 2,600 shares of Series G Mandatory Redeemable Preferred Shares for gross proceeds of $65,000 (the "Series G MRP Shares", and together with the Series A MRP Shares, Series B MRP Shares, Series C MRP Shares, Series D MRP Shares, Series E MRP Shares and Series F MRP Shares, the "MRP Shares"). Each of the MRP Shares has a liquidation preference of $25.00 per share. The aggregate redemption amount of the MRP Shares is $570,000.

The redemption dates for the Series A MRP Shares, Series B MRP Shares, Series C MRP Shares, Series D MRP Shares, Series E MRP Shares, Series F MRP Shares and Series G MRP Shares are July 30, 2026, September 30, 2026, September 30, 2028, January 6, 2027, January 6, 2032, June 1, 2026 and June 1, 2028, respectively.

The Series A MRP Shares and the Series B MRP Shares have a dividend rate of 2.68% per annum, payable quarterly, with a redemption date of five years from issuance. The Series C MRP Shares have a dividend rate of 3.07% per annum, payable quarterly, with a redemption date of seven years from issuance. The Series D MRP Shares have a dividend rate of 2.96% per annum, payable quarterly, with a redemption date of five years from issuance. The Series E MRP Shares have a dividend rate of 3.48% per annum, payable quarterly, with a redemption date of ten years from issuance. The Series F MRP Shares have a dividend rate of 7.16% per annum, payable quarterly, with a redemption date of three years from issuance. The Series G MRP Shares have a dividend rate of 7.23% per annum, payable quarterly, with a redemption date of five years from issuance. The weighted average dividend rate for the MRP Shares is 4.09% per annum. The MRP Shares are subject to optional and mandatory redemption in certain circumstances. The MRP Shares will be subject to redemption, at the option of the Fund, in whole or in part at any time only for the purposes of decreasing leverage of the Fund. The Fund may be obligated to redeem certain of the MRP Shares if the

Annual Report 2023

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

Fund fails to maintain an asset coverage ratio, calculated in accordance with the Investment Company Act, greater than or equal to 225%. Holders of the MRP Shares are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date.

The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium, which may vary based on the date of redemption. The Fund is subject to certain restrictions relating to the MRP

Shares such as maintaining certain asset coverage ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any dividends to common shareholders and could trigger the mandatory redemption of the MRP Shares. Additionally, in accordance with the Investment Company Act, the Fund may not issue additional MRP Shares if immediately after such issuance the Fund will not have an asset coverage of at least 200%. As of December 31, 2023, the Fund was in compliance with the terms applicable to the MRP Shares.

The Fund's MRP Shares activity for the year ended December 31, 2023 was as follows:

	Series A MRP Shares	Series B MRP Shares	Series C MRP Shares	Series D MRP Shares	Series E MRP Shares	Series F MRP Shares	Series G MRP Shares
Shares outstanding — beginning of period	2,400	3,600	6,000	2,200	2,600	—	—
Shares issued	—	—	—	—	—	3,400	2,600
Shares repurchased	—	—	—	—	—	—	—
Shares outstanding — end of period	2,400	3,600	6,000	2,200	2,600	3,400	2,600

The Fund's MRP Shares balance as of December 31, 2023 were as follows:

	Series A MRP Shares ($)	Series B MRP Shares ($)	Series C MRP Shares ($)	Series D MRP Shares ($)	Series E MRP Shares ($)	Series F MRP Shares ($)	Series G MRP Shares ($)	Total ($)
Principal amount	60,000	90,000	150,000	55,000	65,000	85,000	65,000	570,000
Unamortized issuance cost	(459)	(688)	(1,144)	(419)	(494)	(648)	(495)	(4,347)
Carrying value	59,541	89,312	148,856	54,581	64,506	84,352	64,505	565,653

Dividends on the MRP Shares are accrued on a daily basis and included in interest and credit facility fee expense on the consolidated statement of operations and in interest and facility fees payable on the consolidated statement of assets and liabilities. The table below summarizes the components of interest expense, the effective dividend rates and cash paid on the Fund's MRP Shares for the year ended December 31, 2023:

	Series A MRP Shares ($)	Series B MRP Shares ($)	Series C MRP Shares ($)	Series D MRP Shares ($)	Series E MRP Shares ($)	Series F MRP Shares ($)	Series G MRP Shares ($)	Total ($)
Stated dividends	1,612	2,419	4,618	1,633	2,268	3,565	2,752	18,867
Amortization of deferred issuance costs	161	241	317	180	127	244	130	1,400
Total interest expense	1,773	2,660	4,935	1,813	2,395	3,809	2,882	20,267
Weighted average stated dividend rate	2.68%	2.68%	3.07%	2.96%	3.48%	7.16%	7.23%	4.09%
Cash paid for dividends	1,608	2,412	4,604	1,628	2,264	2,114	1,641	16,271

(8) Investment Transactions

For the year ended December 31, 2023, the cost of investments purchased and proceeds from the sale of investments, excluding short obligations and derivatives, were as follows:

For the Year Ended December 31, 2023 ($)
Cost of investments purchased	(2,006,337)
Proceeds from the sale of investments	1,241,331

(9) Derivative Instruments

The Fund recognizes all of its derivative instruments at fair value as either assets or liabilities in the consolidated statement of assets and liabilities. The changes in the fair value are included in the consolidated statement of operations during the current year. Purchases of derivative contracts and proceeds from the sale of derivative contracts, as disclosed in the consolidated statement of cash flows, are indicative of the volume of derivative activity during the year ended December 31, 2023. The Fund is exposed to certain risks

Annual Report 2023

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

relating to its ongoing operations; the primary risks managed by using derivative instruments are market risk, credit risk, and foreign exchange risk. Additionally, the Fund holds certain derivative instruments for investment purposes. As of or during the year ended December 31, 2023, the Fund held the following instruments meeting the definition of a derivative instrument: foreign currency forward contracts, equity options and credit default swaps.

The Fund operates as a "limited derivatives user" for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund's "derivatives exposure" is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Fund ceases to qualify as a "limited derivatives user" as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

Qualitative Disclosures of Derivative Financial Instruments

The following is a description of the derivatives utilized by the Fund during the reporting period, including the primary underlying risk exposure related to each instrument type.

Foreign Currency Forward Contracts

The Fund enters into foreign currency forward contracts from time to time to help mitigate its foreign currency risk exposure. As of December 31, 2023, the counterparty to the Fund's foreign currency forward contracts was Goldman Sachs.

Equity Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund may enter into options contracts based on an equity index or specific security in order to manage its exposure to changes in market conditions. The risks of entering into equity price risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The Fund may purchase or write an option contract to protect against declines in market value on the underlying index or security. A purchased option contract provides the Fund a right, but not an obligation, to buy (call) or sell (put) an equity-related asset at a specified exercise price within a certain period or on a specific date. A written option contract holds the corresponding obligation to sell (call writing) or buy (put writing) the underlying equity-related asset if the purchaser exercises the option contract. The buyer pays the seller an initial purchase price (premium) for this right. Option contracts purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The premium received by the Fund for option contracts written is recorded as a liability. The proceeds from securities sold through the exercise of option contracts are decreased by the premium paid to purchase the option contracts. The Fund may recognize a realized gain or loss when the option contract is closed, exercised or expires. Net realized gains or losses occurring during the holding period of purchased options and written options contracts are included in the "net realized gains or losses on derivative contracts" in the accompanying consolidated statement of operations. Net unrealized gains or losses occurring during the holding period of purchased options and written options contracts are included in the "net unrealized gains or losses on derivative contracts" in the accompanying consolidated statement of operations.

Credit Default Swaps

The Fund enters into credit default swap contracts for investment purposes and to manage its credit risk. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. The Fund may purchase or sell protection. A seller of protection generally receives an upfront payment or periodic payments throughout the term of the swap provided there is no credit event. Such periodic payments received are accrued daily and accounted for as realized gains. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The buyer of protection generally pays an upfront premium or periodic payments throughout the term of the swap provided there is no credit event. Such periodic payments paid are accrued daily and accounted for as realized losses.

Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the consolidated statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may

Annual Report 2023

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

default on its obligations to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

The Fund's derivative contracts are subject to either International Swaps and Derivatives Association Master Agreements, or futures contracts/OTC addenda which contain certain covenants and other provisions that, if violated, may require the Fund to post collateral on derivatives if the Fund is in a net liability position with its counterparties exceeding certain amounts. As of December 31, 2023, there were no derivative instruments with credit-risk-related contingent features that are in a net liability position after taking into effect permissible offsetting. Additionally, OTC derivative counterparties may immediately terminate these agreements and the related derivative contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages or amounts. As of December 31, 2023, the termination values of these derivative contracts were approximately equal to their fair values.

Certain information related to the Fund's derivative instruments as of December 31, 2023 is presented below.

Derivative Instrument	Notional Amount		Maturity Date	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Balance Sheet Location of Net Amounts
Foreign currency forward contract	CAD	25,235	1/18/2024	$—	$(206)	Derivatives
Foreign currency forward contract		£95,973	1/26/2024	—	(5,675)	Derivatives
Foreign currency forward contract		€97,774	1/26/2024	—	(3,852)	Derivatives
Foreign currency forward contract	CAD	11,164	1/26/2024	—	(319)	Derivatives
Foreign currency forward contract	DKK	56,938	1/26/2024	—	(331)	Derivatives
Foreign currency forward contract	NOK	7,895	1/26/2024	—	(70)	Derivatives
Foreign currency forward contract	NZD	19,332	1/26/2024	—	(972)	Derivatives
Foreign currency forward contract	PLN	15,023	1/26/2024	—	(270)	Derivatives
Foreign currency forward contract	SEK	280,934	1/26/2024	—	(2,516)	Derivatives
Foreign currency forward contract	AUD	15,492	1/26/2024	—	(616)	Derivatives
Foreign currency forward contract		£3,371	1/26/2024	—	(131)	Derivatives
Call-United States Oil Fund LP-USO US		$6,718	4/19/2024	102	—	Derivatives
Put-SPDR S&P 500 ETF Trust-SPY US		$47,531	6/21/2024	17	—	Derivatives
Put-SPDR S&P 500 ETF Trust-SPY US		$(47,531)	6/21/2024	—	(70)	Derivatives
CDX.NA.HY S35 5Y Tranche 15-25		$3,531	12/20/2025	—	(286)	Derivatives
CMBX.NA.BBB- S9		$1,030	9/17/2058	179	—	Derivatives
UBER CDS USD SR 5Y		$(900)	6/20/2027	122	—	Derivatives
SRT CDS Tranche 95.12-99.23		$(16,690)	9/30/2031	78		Derivatives
				$498	$(15,313)

Net realized gains (losses) on derivative instruments recognized by the Fund for the year ended December 31, 2023 are in the following locations in the consolidated statement of operations:

Derivative Instrument	Statement Location	For the Year Ended December 31, 2023 ($)
Foreign currency forward contracts	Net realized losses on derivative contracts	(4,942)
Written options	Net realized losses on derivative contracts	(719)
Credit default swaps	Net realized losses on derivative contracts	168
Total		(5,493)

Annual Report 2023

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

Net unrealized gains (losses) on derivative instruments recognized by the Fund for the year ended December 31, 2023 are in the following locations in the consolidated statement of operations:

Derivative Instrument	Statement Location	For the Year Ended December 31, 2023 ($)
Foreign currency forward contracts	Net unrealized losses on derivative contracts	(4,197)
Purchased options	Net unrealized losses on derivative contracts	(636)
Written options	Net unrealized losses on derivative contracts	881
Credit default swaps	Net unrealized losses on derivative contracts	(462)
Total		(4,414)

Offsetting Arrangements

Although the Fund generally presents derivative and other financial instruments on a gross basis in the consolidated statement of assets and liabilities, certain derivative and other financial instruments are subject to enforceable master netting arrangements with certain counterparties which allow for the derivative and other financial instruments to be offset.

The following table presents the rights of offset and related arrangements associated with the Fund's derivative instruments as of December 31, 2023:

				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amount of Recognized Assets (Liabilities)	Gross Amount Offset in Assets (Liabilities)	Net Amounts of Assets (Liabilities) Presented	Financial Instrument	Collateral (Received) Pledged	Net Amount
Assets:
Goldman Sachs:
Foreign currency forward contracts	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—
Liabilities:
Goldman Sachs:
Foreign currency forward contracts	$(14,958)	$—	$(14,958)	$—	$14,958	$—
Credit default swap agreements	(193)	—	(193)	—	193	—
Total	$(15,151)	$—	$(15,151)	$—	$15,151	$—

(10) Income Taxes

For U.S. federal income tax purposes, the characterization of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the Fund. The characterization of distributions paid during the fiscal years ended December 31, 2023 and 2022 were as follows:

	December 31, 2023 ($)	December 31, 2022 ($)
Ordinary income	244,042	146,774
Capital gain	—	—
Return of capital	—	—

Annual Report 2023

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

Taxable income generally differs from net increase in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses for book but not tax, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. For the year ended December 31, 2023, the Fund estimated U.S. federal taxable income exceeded its distributions made from such taxable income during the year; consequently, the Fund incurred U.S. federal excise taxes of $2,000.

The Fund may adjust the classification of net assets as a result of permanent book-to-tax differences. On the consolidated statement of assets and liabilities, the following reclassifications were made for the year ended December 31, 2023:

December 31, 2023 ($)
Additional paid-in capital/(reduction)	(1,753)
Distributable earnings accumulated gains	1,753

As of December 31, 2023, which is the end of the Fund's taxable year, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

As of December 31, 2023, the components of accumulated earnings (loss) on a tax basis were as follows:

December 31, 2023 ($)
Undistributed ordinary income	122,288
Accumulated capital and other losses	(53,113)
Net unrealized depreciation	(77,026)
Other cumulative effect of timing differences	—
Total accumulated loss	(7,851)

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

December 31, 2023 ($)
Short-Term	13,791
Long-Term	39,322

ASC 740, Income Taxes ("ASC 740"), provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The Fund has evaluated the implications of ASC 740 for all open tax years and has determined there is no impact to the Fund's financial statements as of the year ended December 31, 2023. The Fund's federal and state income returns for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and states department of revenue.

All penalties and interest associated with income taxes, if any, are included in other expenses in the consolidated statement of operations. There were no penalties and interest incurred by the Fund for the fiscal year ended December 31, 2023.

(11) Risk Factors

Senior Loans Risk

Although senior loans ("Senior Loans") are senior and typically secured in a first lien (including "unitranche" loans, which are loans that combine both senior and subordinated debt, generally in a first lien position) or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the issuers of debt instruments (each, a "Borrower"). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the net asset value of the Fund and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which could adversely affect the Senior Loan's value.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all

Annual Report 2023

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be "primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Consequently, the Fund will be particularly dependent on the analytical abilities of the Adviser. In certain circumstances, Senior Loans may not be deemed to be securities under certain federal securities laws, other than the Investment Company Act. Therefore, in the event of fraud or misrepresentation by a Borrower or an arranger, the Fund may not have the protection of the antifraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Senior Loan agreement itself and common law fraud protections under applicable state law.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

Subordinated Loans Risk

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an over secured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid.

Corporate Bonds Risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the Borrower, such as investors' perceptions of the creditworthiness of the Borrower, the Borrower's financial performance, perceptions of the Borrower in the marketplace, performance of management of the Borrower, the Borrower's capital structure and use of financial leverage and demand for the Borrower's goods and services. There is a risk that the Borrowers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse Borrower-specific developments.

Annual Report 2023

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

CLO Securities Risk

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs ("CLO Securities") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests.

Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Asset-Backed Securities Risk

Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash

Annual Report 2023

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many Borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

"Covenant-Lite" Loans Risk

Some of the loans in which the Fund may invest directly or indirectly through its investments in collateralized debt obligations, CLOs or other types of structured securities may be "covenant-lite" loans, which means the loans contain fewer maintenance covenants than other loans (in some cases, none) and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience delays in enforcing its rights on its holdings of covenant-lite loans. As a result of these risks, the Fund's exposure to losses may be increased, which could result in an adverse impact on the Fund's net income and net asset value.

Investment and Market Risk

An investment in the common shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds, CLO Securities and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds may experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares of the Fund may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund intends to continue to utilize leverage, which will magnify the Fund's risks and, in turn, the risks to the common shareholders.

Market Disruption and Geopolitical Risk

U.S. and global markets recently have experienced increased volatility, which could be harmful to the Fund and issuers in which it invests. Such volatility may result in, amongst other things, write-offs, the re-pricing of credit risk, the failure of major financial institutions, or worsening general economic conditions, any of which could materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and financial services firms in particular. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

Various social and political circumstances in the U.S. and around the world (including wars and other forms of conflict, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics or outbreaks of infectious diseases), may also contribute to increased market volatility and economic uncertainties or deterioration in the U.S. and worldwide. Such events, including trade tensions between the United States and China, other uncertainties regarding actual and potential shifts in U.S. and foreign, trade, economic and other policies with other countries, the Russia-Ukraine war and more recently the Israel-Hamas war and health epidemics and pandemics, could adversely affect our business, financial condition or results of operations. These market and economic disruptions could negatively impact the operating results of our portfolio companies.

Interest Rate Risk

The market value of Corporate Bonds and other fixed-income securities changes in response to interest rate changes and other factors. In an effort to combat inflation, the U.S. Federal Reserve (the "Federal Reserve") increased the federal funds rate in 2023. Although the Federal Reserve left its benchmark rates steady in the fourth quarter of 2023, it has indicated that additional rate increases in the future may be necessary to

Annual Report 2023

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

mitigate inflationary pressures and there can be no assurance that the Federal Reserve will not make upwards adjustments to the federal funds rate in the future. However, there are reports that the Federal Reserve may begin to cut the benchmark rates in 2024. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as rates rise. Accordingly, an increase in market interest rates may cause a decrease in the price of a debt security and, therefore, a decline in the net asset value of the Fund's common shares. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Because Senior Loans with floating or variable rates reset their interest rates only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund's common shares. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between LIBOR-based interest rates, SOFR-based interest rates and interest rates based on bank prime rates, which may have an effect on the net asset value of the Fund's common shares.

Liquidity Risk

The Fund may not be able to readily dispose of illiquid securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the net asset value of the common shares and ability to make dividend distributions. The Fund's investments may not be readily marketable and may be subject to restrictions on resale. Generally, the Fund's investments are not listed on any national securities exchange and no active trading market may exist. When a secondary market exists, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities.

Duration and Maturity Risk

The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain additional risks.

When interest rates rise, certain obligations will be paid off by the Borrower more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

When interest rates fall, certain obligations will be paid off by the Borrower more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as Borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Adviser will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Special Situations and Stressed Investments Risk

Although investments in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings ("Stressed Issuers") (such investments, "Special Situation Investments") may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund may make investments in Stressed Issuers when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject to a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in the Special Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this

Annual Report 2023

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

period, it is unlikely that the Fund would receive any interest payments on the Special Situation Investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Special Situation Investments, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

To the extent that the Fund holds interests in a Stressed Issuer that are different (or more senior or junior) than those held by other funds and/or accounts managed by the Adviser or its affiliates ("Other Accounts"), the Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts may be in conflict with the Fund's interests. Furthermore, it is possible that the Fund's interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts' involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same Stressed Issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the Stressed Issuer absent an exemption due to the fact that Other Accounts hold investments in the same Stressed Issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Adviser believes it would be in the Fund's best economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a Stressed Issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with Stressed Issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid recommending allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Adviser's then-current allocation policy and any applicable exemptions.

Below Investment Grade Rating Risk

Debt instruments that are rated below investment grade are often referred to as "high yield" securities or "junk bonds." Below investment grade instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of an instrument that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower's financial condition. Below investment grade instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's

Annual Report 2023

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

ability to achieve its investment objective will be more dependent on the Adviser's credit analysis than would be the case when the Fund invests in rated securities.

Under normal market conditions, the Fund will invest in debt instruments rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or "CCC+" or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

European Risk

The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom (the "UK"). Concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of the sovereign debt of certain countries give rise to concerns about sovereign defaults, the possibility that one or more countries might leave the European Union (the "EU") or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of any such situation cannot be predicted. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on investments by the Fund in securities of European companies, including but not limited to the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. A number of the Fund's securities may be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Fund. In connection with investments in non-U.S. issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the Fund may make investments that are denominated in British pound sterling or Euros. The Fund's assets are valued in U.S. dollars and the depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar could adversely affect the Fund's investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer.

Litigation Risk

The Fund as well as the Adviser, the Sub-Adviser and its affiliates participate in a highly regulated industry and are each subject to regulatory examinations in the ordinary course of business. There can be no assurance that the Fund, its executive officers, trustees, and the Adviser, the Sub-Adviser, their affiliates and/or any of their respective principals and employees will avoid regulatory investigation and possible enforcement actions stemming therefrom. The Adviser and the Sub-Adviser are each registered investment advisers and, as such, subject to the provisions of the Advisers Act. The Fund the Adviser and the Sub-Adviser may each be, from time to time, subject to formal and informal examinations, investigations, inquiries, audits and reviews from numerous regulatory authorities both in response to issues and questions raised in such examinations or investigations and in connection with the changing priorities of the applicable regulatory authorities across the market in general.

The Fund, its executive officers, trustees, and the Adviser, the Sub-Adviser and their affiliates and/or any of their respective principals and employees could also be named as defendants in, or otherwise become involved in, litigation. Litigation and regulatory actions can be time-consuming and expensive and can lead to unexpected losses, which expenses and losses are often subject to indemnification by us. Legal proceedings could continue without resolution for long periods of time and their outcomes, which could materially and adversely affect the value of us or the ability of the Adviser or the Sub-Adviser to manage the Fund, are often impossible to anticipate. The Adviser or the Sub-Adviser would likely be required to expend significant resources responding to any litigation or regulatory action related to it, and these actions could be a distraction to the activities of the Adviser or the Sub-Adviser, as applicable.

The Fund's investment activities are subject to the normal risks of becoming involved in litigation by third parties. The expense of defending against claims by third parties and paying any amounts pursuant to settlements or judgments would, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved by the Adviser, Sub-Adviser, administrator, or any of our officers, be borne by the Fund and would reduce the Fund's net assets. The Adviser, the Sub-Adviser and others are indemnified by the Fund in connection with such litigation, subject to certain conditions.

Annual Report 2023

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

(12) Subsequent Events

The Adviser has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the consolidated financial statements as of and for the year ended December 31, 2023, except as discussed below:

In January 2024, the Fund's board of directors appointed Scott Lem as Treasurer, who will succeed Penni F. Roll, the Fund's current Treasurer, effective as of February 15, 2024. Penni F. Roll will remain at Ares Management in a senior leadership capacity.

The following common share distributions were declared for January and February 2024.

	Class A	Class C	Class I	Class L	Class U	Class U-2	Class W
January 2024
Record Date	Daily	Daily	Daily	Daily	Daily	Daily	Daily
Payable Date	January 31, 2024	January 31, 2024	January 31, 2024	January 31, 2024	January 31, 2024	January 31, 2024	January 31, 2024
Monthly Per Share Amount	$0.19039890	$0.17334580	$0.19773970	$0.18574580	$0.18073930	$0.18054400	$0.18715320
February 2024
Record Date	Daily	Daily	Daily	Daily	Daily	Daily	Daily
Payable Date	February 29, 2024	February 29, 2024	February 29, 2024	February 29, 2024	February 29, 2024	February 29, 2024	February 29, 2024
Monthly Per Share Amount	$0.19039890	$0.17334580	$0.19773970	$0.18574580	$0.18073930	$0.18054400	$0.18715320

Annual Report 2023

CION Ares Diversified Credit Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of CION Ares Diversified Credit Fund:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of CION Ares Diversified Credit Fund (the "Fund"), including the consolidated schedule of investments, as of December 31, 2023, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, the period from November 1, 2019 to December 31, 2019, each of the two years in the period ended October 31, 2019, and the period from January 26, 2017 (commencement of operations) to October 31, 2017 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at December 31, 2023, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the four years in the period then ended, the period from November 1, 2019 to December 31, 2019, each of the two years in the period ended October 31, 2019, and the period from January 26, 2017 (commencement of operations) to October 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodians, brokers and others; when replies were not received from custodians, brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund's auditor since 2016.

Los Angeles, California
February 29, 2024

Annual Report 2023

CION Ares Diversified Credit Fund

Additional Information

December 31, 2023 (Unaudited)

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings for the first quarter and the third quarter of each fiscal year on SEC Form N-PORT. The Fund's Form N-PORT reports are available (1) without charge, upon request, by calling 1-877-855-3434; or (2) on the SEC's website at http://www.sec.gov.

Annual Report 2023

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2023 (Unaudited)

Dividend Reinvestment Plan

The Fund operates under a dividend reinvestment plan, (the "DRIP") administered by SS&C GIDS, Inc. ("SS&C GIDS"). Pursuant to the plan, the Fund's distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to SS&C GIDS. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the SS&C GIDS 30 days prior to the record date of the distribution or the shareholder will receive such distribution in shares through the DRIP. Under the DRIP, the Fund's distributions to shareholders are automatically reinvested in full and fractional shares as described below.

When the Fund declares a distribution, SS&C GIDS, on the shareholder's behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund's net asset value per share.

SS&C GIDS will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. SS&C GIDS will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder's proxy, if any, will include those shares purchased pursuant to the DRIP. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. SS&C GIDS will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the DRIP, SS&C GIDS will administer the DRIP on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder's name and held for the account of beneficial owners participating under the DRIP.

Neither SS&C GIDS nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant's account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence concerning the DRIP should be directed to SS&C GIDS at CION Ares Diversified Credit Fund c/o SS&C GIDS, Inc., P.O. Box 219422, Kansas City, MO 64121-9422. Certain transactions can be performed by calling the toll free number 888-729-4266.

Annual Report 2023

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2023 (Unaudited)

Plan of Distribution

ALPS Distributors, Inc. located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the Fund's principal underwriter and acts as the Distributor of the Fund's shares on a best efforts basis, subject to various conditions. The Fund's shares are offered for sale through the Distributor at net asset value plus the applicable sales load. The Distributor also may enter into agreements with financial intermediaries for the sale and servicing of the Fund's shares. In reliance on Rule 415 of the Securities Act, the Fund intends to offer to sell an unlimited number of common shares, on a continual basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund's shares, but will use its best efforts to solicit orders for the purchase of the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares.

The Distributor has entered into a wholesale marketing agreement with CION Securities, a registered broker-dealer and an affiliate of CION. Pursuant to the terms of the wholesale marketing agreement, CION Securities will seek to market and otherwise promote the Fund through various wholesale distribution channels, including regional and independent retail broker-dealers and registered investment advisers.

CION Securities has also entered into a dealer manager agreement with the Fund pursuant to which CION Securities has agreed to provide certain marketing and wholesale services in consideration of its receipt of the dealer manager fee.

The Adviser or its affiliates, in the Adviser's discretion and from their own resources, may pay additional compensation to financial intermediaries in connection with the sale of the Fund's shares. In return for the additional compensation, the Fund may receive certain marketing advantages including access to a financial intermediaries' registered representatives, placement on a list of investment options offered by a financial intermediary, or the ability to assist in training and educating the financial intermediaries. The additional compensation may differ among financial intermediaries in amount or in the manner of calculation: payments of additional compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the financial intermediary, or determined in some other manner. The receipt of additional compensation by a selling financial intermediary may create potential conflicts of interest between an investor and its financial intermediary who is recommending the Fund over other potential investments. Additionally, the Fund pays a servicing fee to the financial intermediaries or financial institution for providing ongoing services in respect of clients holding shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Adviser may reasonably request.

The Fund and the Adviser have agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement.

Annual Report 2023

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2023 (Unaudited)

Investment Adviser

CION Ares Management, LLC
100 Park Avenue, 25th Floor,
New York, NY 10017

Administrator

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent and DRIP Administrator

SS&C GIDS, Inc.
333 W 11th Street
Kansas City, MO 64105

Distributor

ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 S. Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019

Annual Report 2023

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2023 (Unaudited)

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common shares of the Fund, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

•  We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When the Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund's service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Annual Report 2023

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2023

Board of Trustees and Executive Officers

Trustees

Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups — Interested Trustees and Independent Trustees. As set forth in the Fund's declaration of trust, each Trustee's term of office shall continue until his or her death, resignation or removal.

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (including the Fund)(2)	Other Directorships Held by Trustee
Interested Trustees(3)
Mark Gatto 1972	Trustee	2016	Co-Chief Executive Officer and Co-President, CION Investment Group, LLC and Co-Chief Executive Officer, CION Investment Corporation; Director, CION Ares Management, LLC	1	CION Investment Corporation; CION Ares Management, LLC
Mitch Goldstein 1967	Trustee	2016	Partner of Ares Management Corporation; Co-President, Ares Capital Corporation; Co-Chief Executive Officer, Ares Strategic Income Fund	2	Ares Strategic Income Fund
Michael A. Reisner 1970	Trustee	2016	Co-Chief Executive Officer and Co-President, CION Investment Group, LLC and Co-Chief Executive Officer, CION Investment Corporation; Director, CION Ares Management, LLC	1	CION Investment Corporation; CION Ares Management, LLC
David A. Sachs 1959	Trustee and Chairman of the Board	2016	Partner of Ares Management Corporation	3	Terex Corporation; Ares Dynamic Credit Allocation Fund, Inc.; Ares Private Markets Fund; CION Ares Management, LLC

Annual Report 2023

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2023

Trustees

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (including the Fund)(2)	Other Directorships Held by Trustee
Independent Trustees
Elaine Orr 1966	Trustee	2022	Serves on various fund and pension boards; from 2018 to 2019, Senior Director of Philanthropy and Strategic Partnerships for the Robert Toigo Foundation	2	Ares Dynamic Credit Allocation Fund, Inc.; TCW Transform 500 ETF; TCW Transform Climate ETF; TCW Supply Chain ETF
Jeffrey Perlowitz 1956	Trustee	2020	Independent Consultant; prior to 2016, Managing Director, Citigroup, Inc.	1	PennyMac Financial Services, Inc.
John Joseph Shaw 1951	Trustee	2016	Independent Consultant; prior to 2012, President, Los Angeles Rams	2	Ares Dynamic Credit Allocation Fund, Inc.
Bruce H. Spector 1942	Trustee	2016	Independent Consultant; from 2007 to 2015, Senior Advisor, Apollo Global Management, LLC (private equity)	2	Ares Dynamic Credit Allocation Fund, Inc.
Mark R. Yosowitz 1968	Trustee	2016	From 2014 to present, President, Mentored; from 2014 to present, Adjunct Professor, Brooklyn Law School; from 2008 to present, Senior Vice President, Corporate Development, ThinkEco Inc.	1	None

(1)  The address of each Trustee is care of the Corporate Secretary of the Fund at 100 Park Avenue, 25th Floor, New York, NY 10017.

(2)  The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.

(3)  "Interested person," as defined in the Investment Company Act, of the Fund. Mark Gatto, Mitch Goldstein, Michael Reisner and David Sachs are interested persons of the Fund due to their affiliation with the Adviser.

Annual Report 2023

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2023

Executive Officers

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
John Atherton 1981	Vice President and Assistant Secretary	2018	John Atherton is a Partner and General Counsel, Europe in the Ares Legal Department. Prior to joining Ares in 2018, John Atherton was General Counsel, Private Investment Structures at Schroder Adveq.
Joshua Bloomstein 1973	Vice President and Assistant Secretary	2016

Joshua Bloomstein serves as a Partner and General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management, where he focuses on credit matters. He is General Counsel, Vice President and Secretary of Ares Capital Corporation ("ARCC"), General Counsel and Secretary of Ares Strategic Income Fund ("ASIF") and Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation and of Ares Dynamic Credit Allocation Fund, Inc. ("ARDC"), a NYSE-listed, closed end fund managed by an affiliate of Ares. Joshua Bloomstein joined Ares in 2006.

Michael Dennis 1976	Vice President	2017

Michael Dennis is a Partner and Co-Head of European Credit, in the Ares Credit Group. Michael Dennis serves on the Ares Executive Management Committee. Additionally, Michael Dennis serves as a member of the Ares Credit Group's European Direct Lending and European Liquid Credit Investment Committees, and the Ares Asia Direct Lending (Australia) Investment Committee. Michael Dennis joined Ares in 2007.

Kevin Early 1971	Vice President	2017	Kevin Early is a Partner, European Chief Financial Officer in the Ares Finance and Accounting Department. Kevin Early joined Ares in 2012.
Anton Feingold 1980	Vice President and Assistant Secretary	2016

Anton Feingold is a Partner and Associate General Counsel in the Ares Legal Group and Assistant Secretary of Ares Management Corporation. He also serves as General Counsel, Vice President and Secretary of Ares Commercial Real Estate Corporation. Anton Feingold joined Ares in 2014.

Ian Fitzgerald 1975	General Counsel and Corporate Secretary Vice President and Assistant Secretary	2019 2017-2019

Ian Fitzgerald is a Managing Director and Deputy General Counsel (Credit) in the Ares Legal Group, where he focuses on direct lending matters. Additionally, he serves as General Counsel and Secretary of ARDC and Chief Legal Officer, General Counsel and Secretary of Ares Private Markets Fund ("APMF"). He also serves as Vice President and Assistant Secretary of Ivy Hill Asset Management, L.P. ("IHAM") and Vice President and Assistant Secretary of Ivy Hill Asset Management GP, LLC, IHAM's General Partner. Ian Fitzgerald joined Ares in 2010.

Mark Gatto 1972	Co-President and Co-Chief Executive Officer	2016

Mark Gatto is Co-Chief Executive Officer and Co-President of CION Investment Group, LLC as well as Co-Chief Executive Officer of CION Investment Corp. ("CIC"), a business development company focused on middle market loans. Mark Gatto serves on the investment committee of CIC. In addition, Mark Gatto is a Director of CION Ares Management, LLC. Mark Gatto joined CION in 1999.

Mitch Goldstein 1967	Vice President	2016

Mitch Goldstein is a Partner and Co-Head of the Ares Credit Group and a member of the Executive Management Committee of Ares Management. He additionally serves as Co-President of ARCC and an interested trustee and Co-Chief Executive Officer of ASIF. He is a member of the Ares Credit Group's U.S. Direct Lending, Commercial Finance, Pathfinder and the Ivy Hill Asset Management Investment Committees, the Ares Infrastructure Debt Investment Committee and the Ares Asia Direct Lending (Australia) Investment Committee. Mitch Goldstein joined Ares Management in 2005.

Annual Report 2023

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2023

Executive Officers

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Blair Jacobson 1972	Vice President	2017

Blair Jacobson is a Partner and Co-Head of European Credit in the Ares Credit Group and a member of the Executive Management Committee of Ares Management and the Ares Diversity, Equity and Inclusion Council. He also serves on the boards of Ares Management Limited and Ares Management UK Limited. Additionally, Blair Jacobson serves on the Ares Credit Group's European Direct Lending and European Liquid Credit Investment Committees, the Ares Secondaries Group's Credit Investment Committee and the Ares Sports, Media and Entertainment Investment Committee. He joined Ares in 2012.

Keith Kooper 1975	Vice President and Assistant Secretary	2016

Keith Kooper is a Partner and Co-General Counsel (Real Estate) in the Ares Legal Group. He also serves as Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation. Keith Kooper joined Ares in 2013.

Scott Lem 1977	Chief Financial Officer Treasurer	2019 2016-2019

Scott Lem is a Partner and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance and Accounting Department. Scott Lem additionally serves as Chief Accounting Officer, Vice President and Treasurer of ARCC. Scott Lem also serves as Chief Financial Officer of ARDC and Chief Financial Officer and Treasurer of ASIF. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or investment funds managed by Ares Management and its affiliates. Scott Lem joined Ares in 2003.

Greg Margolies 1966	Vice President	2016

Greg Margolies is a Partner in the Ares Credit Group. Additionally, Greg Margolies serves as a member of the Ares Credit Group's Alternative Credit Investment Committee and the Ares Private Equity Group's Special Opportunities Investment Committee and is on the Board of Directors of the Ares Charitable Foundation. Greg Margolies joined Ares in 2009.

Lisa Morgan 1976	Chief Compliance Officer and Anti-Money Laundering Officer	2021

Lisa Morgan is a Partner and Chief Compliance Officer, Registered Products in the Ares Compliance Group. She also serves as the Chief Compliance Officer of ARCC, APMF, ASIF and ARDC. Lisa Morgan joined Ares in 2017.

Michael Reisner 1970	Co-President and Co-Chief Executive Officer	2016

Michael Reisner is Co-Chief Executive Officer and Co-President of CION Investment Group, LLC as well as Co-Chief Executive Officer of CIC, a business development company focused on middle market loans. Michael Reisner serves on the investment committee of CIC. In addition, Michael Reisner is a Director of CION Ares Management, LLC. Michael Reisner joined CION in 2001.

Penni F. Roll 1965	Treasurer Chief Financial Officer	2019 2016-2019

Penni F. Roll is a Partner and the Chief Financial Officer of the Ares Credit Group. Penni F. Roll also serves as the Chief Financial Officer of ARCC and is Treasurer of ARDC. Penni F. Roll is also a Vice President of ASIF, Chief Financial Officer, Vice President and Treasurer of IHAM and Chief Financial Officer of Ivy Hill Asset Management GP, LLC, IHAM's General Partner, where she also serves on the Board of Managers. Penni F. Roll may additionally from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Penni F. Roll also serves as a member of the Ares Diversity, Equity and Inclusion Council. Penni F. Roll joined Ares in 2010.

Annual Report 2023

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2023

Executive Officers

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Naseem Sagati Aghili 1981	Vice President and Assistant Secretary	2019

Naseem Sagati Aghili is a Partner, General Counsel and Corporate Secretary of Ares Management. She is a Partner in and Head of the Ares Legal Group and additionally serves on the Ares Executive Management Committee, Enterprise Risk Committee and the Ares Diversity, Equity and Inclusion Council. She also serves as Vice President of ARCC, ASIF, ARDC and APMF. Prior to being named the firm's General Counsel in 2020, Naseem Sagati Aghili served in a variety of roles at Ares Management, including most recently as Co-General Counsel, Deputy General Counsel and General Counsel of Private Equity. Naseem Sagati Aghili joined Ares in 2009.

Gregg Schill 1981	Vice President	2016	Gregg Schill is Senior Managing Director of CION Investment Group, LLC. Prior to this, Gregg Schill served as Managing Director since 2012. Gregg Schill joined CION in 2001.

(1)  The address of each officer is care of the Corporate Secretary of the Fund at 100 Park Avenue, 25th Floor, New York, NY 10017.

(2)  The Fund's Board appointed Michael Smith as Vice President of the Fund, effective as of January 1, 2024. The Fund's Board also appointed Scott Lem as Treasurer, Paul Cho as Vice President and Angela Lee as Vice President of the Fund, effective as of February 15, 2024. Concurrently with Scott Lem's appointment, Penni F. Roll will step down as Treasurer of the Fund and will remain at Ares in a senior leadership capacity.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 888-729-4266 to request the SAI.

Annual Report 2023

(b) Not applicable.

Item 2. Code of Ethics.

(a)       CION Ares Diversified Credit Fund (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code of Ethics”).

(c)       The Fund has not made any amendment to its Code of Ethics during the period covered by this Form N-CSR.

(d)       There have been no waivers, including any implicit waivers, granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(e)       Not applicable.

(f)       The registrant’s Code of Ethics is attached herewith as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)    The Board of Trustees of the Fund has determined that the Fund has two members serving on the Fund’s Audit Committee that possess the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)    The name of the audit committee financial experts as of the date of filing of this Form N-CSR are John Joseph Shaw and Elaine Orr. Both John Joseph Shaw and Elaine Orr have been deemed to be “independent” for the purpose of this Item because he or she is not an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and does not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees

For the fiscal years ended December 31, 2023 and December 31, 2022, Ernst & Young LLP (“E&Y”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of $437,400 and

$361,140, respectively, for professional services rendered for the audit of the Fund’s annual financial statements or for services normally provided by E&Y in connection with statutory and regulatory filings or engagements.

(b)       Audit-Related Fees

For the fiscal years ended December 31, 2023 and December 31, 2022, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the Fund’s financial statements and that are not reported under Audit Fees above were $47,500 and $43,700, respectively.

For the fiscal years ended December 31, 2023 and December 31, 2022, aggregate Audit-Related Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for audit-related services rendered to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(c)       Tax Fees

For the fiscal years ended December 31, 2023 and December 31, 2022, E&Y billed the Fund aggregate fees of $37,600 and $26,000, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

For the fiscal years ended December 31, 2023 and December 31, 2022, the aggregate Tax Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(d)       All Other Fees

For the fiscal years ended December 31, 2023 and December 31, 2022, the aggregate fees billed by E&Y to the Fund for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively.

For the fiscal years ended December 31, 2023 and December 31, 2022, the aggregate fees in this category billed by E&Y that were required to be approved by the Fund’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and 0, respectively.

(e)(1)    Audit Committee’s Pre-Approval Policies and Procedures

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to the provision of non-auditing services to the Fund by the Fund's independent registered public accounting firm may be waived by the Audit Committee under the circumstances described in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(e)(2)    Percentage of Services

All of the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended December 31, 2023 and December 31, 2022, were pre-approved by the Audit Committee.

For the fiscal years ended December 31, 2023 and December 31, 2021, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(f)       Not applicable.

(g)       For the fiscal years ended December 31, 2023 and December 31, 2022, aggregate non-audit fees billed by E&Y for services rendered to the Fund were $0 and $0, respectively.

For the fiscal years ended December 31, 2023 and December 31, 2022, aggregate non-audit fees billed by E&Y for services rendered to the Affiliated Service Providers were $0 and $0, respectively.

(h)       E&Y notified the Fund’s Audit Committee of all non-audit services that were rendered by E&Y to the Fund’s Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)       The Fund has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the 1934 Act. The members of the Fund’s Audit Committee are Jeffrey Perlowitz, Elaine Orr, John Joseph Shaw, Bruce H. Spector and Mark R. Yosowitz.

(b)       Not applicable.

Item 6. Investments.

(a)       Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)       Not applicable.

Item 7. Not applicable.

Item 8. Not applicable.

Item 9. Not applicable.

Item 10. Not applicable.

Item 11. Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Attached to this Form N-CSR as exhibit 19(a)(5) is a copy of the proxy voting policies and procedures of the Fund and its investment adviser.

Item 13.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the date of this filing, the portfolio managers of the Fund are as follows:

Mitch Goldstein

Partner, Co-Head of the Ares Credit Group and Portfolio Manager (since inception)

Mitch Goldstein is a Partner and Co-Head of the Ares Credit Group. He serves on the Executive Management Committee of Ares Management Corporation (“Ares”). Mitch Goldstein serves as a Vice President, interested trustee and Portfolio Manager of the Fund. He additionally serves as Co-President of Ares Capital Corporation and Co-Chief Executive Officer and interested trustee of Ares Strategic Income Fund. He is a member of the Ares Credit Group's U.S. Direct Lending, Commercial Finance, Pathfinder and the Ivy Hill Asset Management Investment Committees and the Ares Infrastructure Debt Investment Committee and the Ares Asia Direct Lending (Australia) Investment Committee. Prior to joining Ares Management in May 2005, Mitch Goldstein worked at Credit Suisse First Boston, where he was a Managing Director in the Financial Sponsors Group. At CSFB, Mitch Goldstein was responsible for providing investment banking services to private equity funds and hedge funds with a focus on M&A and restructurings as well as capital raisings, including high yield, bank debt, mezzanine debt, and IPOs. Mitch Goldstein joined CSFB in 2000 at the completion of the merger with Donaldson, Lufkin & Jenrette. From 1998 to 2000, Mitch Goldstein was at Indosuez Capital, where he was a member of the Investment Committee and a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. From 1993 to 1998, Mitch Goldstein worked at Bankers Trust. He also serves on the Board of Managers of Ivy Hill Asset Management GP, LLC. Mitch Goldstein graduated summa cum laude from the State University of New York at Binghamton with a B.S. in Accounting and received an M.B.A. from Columbia University's Graduate School of Business.

Greg Margolies

Partner in the Ares Credit Group Portfolio Manager (since inception)

Greg Margolies is a Partner in the Ares Credit Group and is Vice President of the Fund. Additionally, Greg Margolies serves as a member of the Ares Credit Group’s Alternative Credit Investment Committee, the Ares Dynamic Credit Allocation Fund Investment Committee, the Ares Private Equity Group’s Special Opportunities Investment Committee and is on the Board of Directors of the Ares Charitable Foundation. Prior to joining Ares in 2009, Greg Margolies served as a Managing Director and Global Head of Leveraged Finance and Capital Commitments at Merrill Lynch & Co. and was a member of the Executive Committee for Merrill Lynch’s Global Investment Banking Group. Previously, Greg Margolies was Co-Head of the DB Capital Mezzanine Fund. Greg Margolies serves on the Board of Directors for the International Organization for Women and Development and the Advisory Council for University of Michigan’s Life Science Institute. Greg Margolies holds a B.A. from the University of Michigan in International Economics and Finance and an M.B.A. from the University of Pennsylvania Wharton School of Business.

Michael Smith

Partner, Co-Head of the Ares Credit Group and Portfolio Manager (since January 2024)

Michael Smith is a Partner and Co-Head of the Ares Global Credit Group. Additionally, Michael Smith serves as Co-Chief Executive Officer of Ares Strategic Income Fund. He also serves as a Director of Ares Capital Corporation (Nasdaq: ARCC) and previously served as Co-President of Ares Capital Corporation from July 2014 to October 2022. He serves on the Ares Executive Management Committee. From time to time, he may serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. He is a member of the Ares Credit Group's U.S. Direct Lending and Commercial Finance Investment Committees, the Ivy Hill Asset Management Investment Committee, the Ares Private Equity Group's Special Opportunities Investment Committee, the Ares Secondaries Group's Private Equity Investment Committee, and the Ares Infrastructure Group's Infrastructure Opportunities, Climate Infrastructure Partners and Infrastructure Debt Investment Committees. Prior to joining Ares in 2004, Michael Smith was a Partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm's middle market financing and principal investment business. Previously, Michael Smith worked at Indosuez Capital in their Merchant Banking Group, Kenter, Glastris & Company, and at Salomon Brothers Inc, in their Debt Capital Markets Group and Financial Institutions Group. Michael Smith serves on the Board of Directors of the University of Notre Dame's Wilson Sheehan Lab for Economic Opportunity (LEO), which helps service providers apply scientific evaluation methods to better understand and share effective poverty interventions. Michael Smith received a B.S. in Business Administration from the University of Notre Dame and a Masters in Management from Northwestern University's Kellogg Graduate School of Management.

(a)(2) As of December 31, 2023, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (in millions)
Mitch Goldstein	Registered investment companies	2	$31,538	2	$31,538
	Other pooled investment vehicles	5	$32,116	5	$32,116
	Other accounts	34	$23,821	29	$17,408

Greg Margolies	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	2	$2,413	2	$2,413
	Other accounts	3	$1,895	3	$1,895

Michael Smith	Registered Investment Companies	2	$31,538	2	$31,538
	Other pooled investment vehicles	3	$9,206	3	$9,206
	Other accounts	0	$0	0	$0

Material Conflicts of Interest:

The Fund’s executive officers and trustees, and the employees of CION Ares Management, LLC (“CAM” or the “Advisor”) and Ares Capital Management II LLC (“Ares Capital” and collectively with CAM, the “Advisors”), serve or may serve as officers, trustees or principals of entities that operate in the same or a related line of business as the Fund or of other Ares- or CION Investment Group, LLC (“CION”)-advised funds (“Other Managed Funds”). As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the Other Managed Funds, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by affiliates or the Advisors), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the Other Managed Funds have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. Additionally, certain employees of the Advisors and their management may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other Ares funds.

The results of the Fund’s investment activities may differ significantly from the results achieved by the Other Managed Funds. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Advisor affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets.

The Advisors may determine that the Fund should invest on a side-by-side basis with one or more Other Managed Funds. In certain circumstances, negotiated co-investments may be made only in accordance with the terms of the exemptive order Ares received from the SEC (the “Order”). Co-investments made under the Order are subject to compliance with the conditions and other requirements contained in the Order, which could limit the Fund’s ability to participate in a co-investment transaction.

In the event investment opportunities are allocated among the Fund and Other Managed Funds, we may not be able to structure our investment portfolio in the manner desired. Although the Advisors endeavor to allocate investment opportunities in a fair and equitable manner, the Fund is not generally permitted to co-invest in any portfolio company in which a fund managed by Ares or any of its downstream affiliates (other than the Fund and its downstream affiliates) currently has an investment. However, the Fund may co-invest with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and its allocation procedures.

From time to time, the Fund and the Other Managed Funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

The Advisors, their affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Advisors and their affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Advisors may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction could be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Advisors or their affiliates. One or more affiliates may also create, write or issue Derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Advisors affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither the Advisors nor any of their affiliates will have any obligation to allow its credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of the Advisors or their affiliates in evaluating the Fund’s creditworthiness.

The Advisors are paid a fee based on a percentage of the Fund’s Managed Assets. The participation of the Advisors’ investment professionals in the valuation process could therefore result in a conflict of interest. The Advisors also may have a conflict of interest in deciding whether to cause the Fund to incur leverage or to invest in more speculative investments or financial instruments, thereby potentially increasing the assets or the yield of the Fund and, accordingly, the Management Fees or Incentive Fees (as such terms are defined in the Fund’s Prospectus) received by the Advisors. Certain other Ares-advised funds pay the Advisors or their affiliates performance-based compensation, which could create an incentive for the Advisors or affiliate to favor such investment fund or account over the Fund.

By reason of the various activities of the Advisors and their affiliates, the Advisors and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

The Advisors have adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Advisors believe such voting decisions to be in accordance with its fiduciary obligations.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Compensation is determined by Advisors’ executive leadership, with recommendations made by the head of each applicable business unit. Compensation may include a variety of components and may vary from year to year based on a number of factors. Generally, Portfolio Managers receive a base salary and are eligible for a discretionary year-end bonus based on performance, a portion of which may be paid in the form of shares of Class A Common Stock of Ares Capital’s publicly traded parent company.

Base Compensation.

Generally, when the Portfolio Managers receive base compensation from the Advisors it is based on their individual seniority and their position within the firm.

Discretionary Compensation.

In addition to base compensation, the Portfolio Managers may receive discretionary year-end bonus compensation from the Advisors or its ultimate parent company. Subject to a minimum compensation threshold, a portion of year-end bonus may be paid in the form of shares of Class A Common Stock of Ares Capital’s publicly traded parent company, which vests over time. Discretionary compensation may be based on individual seniority and contribution, and, if applicable, may include direct carried interest and/or profit participations with respect to funds in which the Portfolio Managers are involved and may also include similar incentive awards relating to the funds in the firm’s other investment groups.

(a)(4) Ownership of Securities

The following table sets forth, for each Portfolio Manager, the aggregate dollar range of the Fund's equity securities beneficially owned as of December 31, 2023.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Mitch Goldstein	None
Greg Margolies	None
Michael Smith	None

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None during the period covered by this Form N-CSR filing pursuant to a plan or program.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)	The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	The registrant’s Sarbanes Oxley Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(a)(5)	Proxy voting policies and procedures of the Fund and its investment adviser are attached hereto in response to Item 12.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CION ARES DIVERSIFIED CREDIT FUND

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Chief Executive Officer

Date:	March 8, 2024

By:	/s/ Mark Gatto
Mark Gatto
Co-President and Chief Executive Officer

Date:	March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer

Date:	March 8, 2024

By:	/s/ Mark Gatto
Mark Gatto
Co-President and Co-Chief Executive Officer

Date:	March 8, 2024

By:	/s/ Scott C. Lem
Scott C. Lem
Chief Financial Officer

Date:	March 8, 2024